1933 Act File No. 33-11905
1940 Act File No. 811-5010

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. .	_____

Post-Effective Amendment No. 57 .	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 58	X

THE HUNTINGTON FUNDS
(Exact name of Registrant as Specified in Charter)

5800 Corporate Drive
Pittsburgh, PA 15237-7010
(Address of Principal Executive Offices)

1-800-544-8347
(Registrant's Telephone Number)

Ronald J. Corn, Esq.
The Huntington National Bank
41 South High Street
Columbus, OH 43287
(Name and address of agent for service)
(Notices should be sent to the Agent for Service)

Copies to:
David C. Mahaffey, Esq.
Sullivan & Worcester LLP
1666 K Street, NW
Washington, DC 20006

It is proposed that this filing will become effective:

_ _	immediately upon filing pursuant to paragraph (b)
_X	on May 1, 2008 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(i)
_	on _______________ pursuant to paragraph (a)(i)
on 75 days after filing pursuant to paragraph (a)(ii)
_ _	on _______________ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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Investor Guide

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MAY 1, 2008

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HUNTINGTON VA FUNDS

THE HUNTINGTON FUNDS PROSPECTUS

Equity Funds

Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund

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Huntington VA Real Strategies Fund

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Huntington VA Rotating Markets Fund

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Huntington VA Situs Fund (formerly, Huntington VA Situs Small Cap Fund)

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Income Fund
Huntington VA Mortgage Securities Fund

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MAY 1, 2008

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The Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is unlawful.

The Huntington Funds

How to Read This Prospectus

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The Huntington Funds (“Trust”) is a mutual fund family that offers different classes of shares in separate investment portfolios.

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The Trust was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds on June 23, 2006. The Trust operates 32 separate series, or mutual funds: 21 retail portfolios and 11 variable annuity portfolios. This prospectus relates only to the variable annuity portfolios (“VA Portfolios”). Separate prospectuses and statement of additional information offer Investment A Shares, Investment B Shares, Trust Shares and Interfund Shares of retail portfolios.

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The VA Portfolios are a series of mutual funds established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of participating insurance companies. The VA Portfolios (collectively the “Funds” and each a “Fund”) are advised by professional portfolio managers at Huntington Asset Advisors, Inc. (“Advisor”), a subsidiary of The Huntington National Bank.

Each Fund diversifies its investments so it would qualify as a permissible investment for variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be accompanied by the prospectuses for such variable contracts, which contain information about restrictions or other limitations imposed on their investments in the Funds.

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The Fees and Expenses tables and the Examples that follow them relate exclusively to the Funds’ shares (“Shares”). They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher. The share performance reflected in the Performance Information (Performance Bar Chart and Table) and the Financial Highlights does not reflect any charges or expenses that would be imposed under a variable insurance product contract. Were the effect of such charges to be included, Share performance would be lower.

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The Funds have various investment goals and strategies. This prospectus gives you important information about the Funds that you should know before investing.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information you should know about investing in the Funds.

Introduction

3

Fund Summary, Investment Strategy and Risks

4 VA Dividend Capture Fund

8 VA Growth Fund

11 VA Income Equity Fund

15 VA International Equity Fund

20 VA Macro 100 Fund

24 VA Mid Corp America Fund

29 VA New Economy Fund

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34 VA Real Strategies Fund

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43 VA Rotating Markets Fund

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49 VA Situs Fund

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55 VA Mortgage Securities Fund

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Shareowner Guide--How to Invest in the VA Portfolios

60 Pricing Shares

62 Purchasing Shares

62 Redeeming Shares

63 Frequent Trading Policies

64 Portfolio Holdings Information

More About The Huntington Funds and the VA Portfolios

65 Management of the Trust

65 Investment Advisor

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68 Fees Paid To Advisor and Affiliates

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69 Distribution of the Funds

70 Mixed Funding and Shared Funding

70 Dividends and Distributions

70 Tax Consequences

71 Financial Information

72 Financial Highlights

76 Additional Investment Strategies

77 Investment Practices

85 Glossary of Investment Risks

Introduction

Each Fund is a mutual fund that issues Shares. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank. It is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own. Each Fund’s investment objective is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding Shares. Unless otherwise noted, each Fund’s investment strategies are not fundamental and may be changed by the Trust’s Board of Trustees (“Trustees”).

The portfolio manager invests each Fund’s assets in a way that he or she believes will help the Fund achieve its goal. A manager’s judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

Fund Summary, Investment Strategy and Risks

VA Dividend Capture Fund

Fund Summary
Investment Goal To seek total return on investment, with dividend income as an important component of that return

Investment Focus U.S. common stocks
Principal Investment Strategy Attempts to identify stocks that pay dividends
Share Price Volatility Moderate

Investment Strategy The Fund’s investment objective is to seek total return on investment, with dividend income as an important component of that return.

To pursue its investment objective, the Fund invests at least 65% of its assets in dividend-paying stocks that the Advisor believes are undervalued or out-of-favor. The Advisor intends to invest in common stock, preferred stock, and real estate investment trusts (“REITs”) which pay high dividends. The Fund may invest in convertible bonds and other types of hybrid securities (securities that contain aspects of both stocks and bonds). As an additional income source, the Advisor will frequently purchase stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payments of the next dividend). As a result, dividends, as well as dividends paid by REITs, may not qualify for lower rates that apply to certain other “qualified investment income.”

The companies in which the Fund invests are generally mature, middle and large-capitalization U.S. corporations. In-depth fundamental research (both quantitative and qualitative) confirms the value characteristics of individual stocks and evaluates the issuer’s future prospects. Quantitative analysis is used to identify stocks that the Advisor believes are undervalued relative to the market and to the security’s historic valuations. The Advisor considers fundamental factors such as earnings growth, cash flow, and credit quality to identify the best companies. It then uses a qualitative stock selection model based on earnings expectations and supplemental valuation measures to narrow the list of stocks to the most attractive.

The Advisor typically begins to pare down a position when the stock has declared an ex-dividend date or is at a valuation level that, in the Advisor’s opinion, leaves little room for investor gain. The Advisor may eliminate a stock from the Fund’s portfolio if its long-term fundamentals become unfavorable.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile Investors seeking capital appreciation with the potential for higher current income than the average stock fund

What are the main risks of investing in this Fund? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of undervalued, dividend-paying companies -- may underperform other kinds of investments or market averages.

Real Estate/REIT Risk: The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that shareholders pay.

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For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

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This bar chart gives some indication of the risks of an investment in the Fund for each full calendar year that the Fund was in existence by showing changes in the Fund’s performance from year to year. The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

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Performance Bar Chart and Table

21.36%
13.75%
3.59%
16.59%
0
(0.05)%
(6.13)%
2002
2003
2004
2005
2006
2007

Best Quarter	Q2 2003	10.36%
Worst Quarter	Q4 2007	(7.25)%

Return before taxes is shown. This table compares the Fund's average annual total returns for periods ended 12/31/07, to those of the Standard & Poor's 500 Index ("S&P 500") and the Dividend Capture Indices Blend ("DCIB"). Index returns shown do not reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

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	1 Year	5 Years	Since Inception
VA Dividend Capture Fund	(6.13)%	9.37%	7.89	%*
S&P 500(1)	5.49%	12.83%	6.77	%**
DCIB(2)	(7.42)%	10.24%	8.59	%***

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* Since 10/15/01

** Since 10/12/01

*** Since 11/01/01

(1) The S&P generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2) The DCIB is a custom, blended index comprised of the S&P 500/Citigroup Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom blended index and its respective weightings are reflective of the Fund’s sector diversification. The S&P 500/Citigroup Value Index is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the value end of the growth-value spectrum. The Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares. The tables below and the Example that follows them DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

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Shareholder Fees (fees paid directly from your investment)	Not Applicable

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)
Investment Advisory Fees(1)	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.32%

Total Direct Annual Fund Operating Expenses	0.92%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses(2)	0.02%

Total Direct and Acquired Fund Annual Operating Expenses(1)	0.94%

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(1) The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009. Currently, the total direct annual fund operating expenses are not exceeding 1.00%.

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(2) Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds and indirectly bears their proportionate share of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired (Underlying) Funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of Acquired (Underlying) Funds, the amount of Fund’s assets invested in Acquired (Underlying) Funds at any point in time, and the fluctuation of the expense ratios of the Acquired (Underlying) Funds.

Example

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This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Fund Shares:	$96	$300	$520	$1,155

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VA Growth Fund

Fund Summary

Investment Goal To seek to achieve long-term capital appreciation primarily through investing in equity securities

Investment Focus Common stocks of medium to large companies

Principal Investment Strategy Invests in companies offering above-average growth potential

Share Price Volatility Moderate to High

Investment Strategy The Fund’s investment objective is to seek to achieve long-term capital appreciation primarily through investing in equity securities.

The Advisor intends to invest in common stock and other equity securities, such as preferred stock, of medium or large companies which it believes offer opportunities for growth. The Advisor occasionally invests in established companies which it believes have temporarily depressed prices and present growth opportunities.

In selecting investments, the Advisor reviews historical earnings, revenue and cash flow to identify the best companies in each industry and to evaluate the growth potential of these companies. The Advisor may also select companies based on a relative price to earnings growth methodology. The Advisor uses both qualitative and quantitative analysis in implementing these strategies. On an ongoing basis, the Advisor also monitors the Fund’s existing positions to determine the benefits of retention.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile Long-term investors seeking capital appreciation

What are the main risks of investing in this Fund? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the kind of stocks on which this Fund focuses -- those of medium to large U.S. growth companies -- may underperform other types of stock investments or the market as a whole.

Growth Stock Risk: The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks.

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Mid-Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

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Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes shareholders pay.

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For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

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This bar chart gives some indication of the risks of an investment in the Fund for each full calendar year that the Fund was in existence by showing changes in the Fund’s performance from year to year. The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

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Performance Bar Chart and Table

15.95%
14.70%
5.67%
7.76%
0.72%
0
(20.56)%
2002
2003
2004
2005
2006
2007

Best Quarter	Q4 2003	9.79%
Worst Quarter	Q3 2002	(14.64)%

Return before taxes is shown. This table compares the Fund's average annual total returns for periods ended 12/31/07, to those of the Standard & Poor's 500/Citigroup Growth Index ("S&P 500 CGI") and the Standard & Poor's 500 Index ("S&P 500"). Index returns shown do not reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

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	1 Year	5 Years	Since Inception
VA Growth Fund	14.70%	8.81%	1.67	%*
S&P 500 CGI(1)	9.13%	10.94%	3.35	%**
S&P 500(2)	5.49%	12.83%	4.27	%**

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* Since 5/1/01

** Since 4/30/01

(1) The S&P 500 CGI is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the growth end of the growth-value spectrum.

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(2) The S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares. The tables below and the Example that follows them DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

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Shareholder Fees (fees paid directly from your investment)	Not Applicable

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)
Investment Advisory Fees(1)	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.36%

Total Annual Fund Operating Expenses	0.96%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses(2)	0.01%

Total Direct and Acquired Fund Annual Operating Expenses(1)	0.97%

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(1) The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009. Currently, the total annual fund operating expenses are not exceeding 1.00%.

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(2) Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds and indirectly bears their proportionate share of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired (Underlying) Funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of Acquired (Underlying) Funds, the amount of Fund’s assets invested in Acquired (Underlying) Funds at any point in time, and the fluctuation of the expense ratios of the Acquired (Underlying) Funds.

Example

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This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Fund Shares:	$99	$309	$536	$1,190

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VA Income Equity Fund

Fund Summary

Investment Goal To achieve current income and moderate appreciation of capital primarily through investment in income-producing equity securities

Investment Focus Common and preferred stocks

Principal Investment Strategy Attempts to identify stocks that pay high dividends

Share Price Volatility Moderate

Investment Strategy The Fund’s investment objective is to seek to achieve current income and moderate appreciation of capital primarily through investment in income-producing equity securities.

The Advisor focuses primarily on equity securities, and under normal circumstances invests at least 80% of its assets in equity securities, such as common stock and preferred stock. At least 65% of the Fund’s total assets will be invested in income-producing equity securities. As an additional income source, the Advisor also may invest in investment grade corporate debt obligations, such as bonds, notes and debentures. The Fund may also invest up to 10% of its total assets in debt obligations rated below investment grade, also known as junk bonds (securities rated below BBB by Standard & Poor’s or Baa by Moody’s). The Advisor selects securities which it believes will maintain or increase the Fund’s current income while maintaining a price/earnings ratio below the market.

In addition to evaluating the current yield of a security, the Advisor considers dividend growth to be an important factor in selecting investments for the Fund. The Advisor actively monitors market activity which impacts dividend decisions. In general, the Fund will sell a security when dividends are no longer expected to increase. The Advisor may seek to purchase a security that will generate dividends that are eligible for taxation at lower rates than other types of income at the shareholder level, but this will not be an investment strategy of the Fund.

Because the Fund contains “equity” in its name, the Fund will normally invest at least 80% of its assets in equity securities, and will notify shareholders at least 60 days in advance of any changes to this policy.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile Investors seeking capital appreciation potential with higher current income and lower volatility than the average stock fund

What are the main risks of investing in this Fund? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of undervalued, dividend-paying companies -- may underperform other kinds of investments or market averages.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Risks Associated with Noninvestment-Grade Securities: Securities rated below investment-grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Liquidity Risks: Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade or are not widely held. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security, and the Fund could incur losses.

For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

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This bar chart gives some indication of the risks of an investment in the Fund for each full calendar year that the Fund was in existence by showing changes in the Fund’s performance from year to year. The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

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Performance Bar Chart and Table

18.43%
13.66%
12.59%
5.58%
2.34%
2.98%
0.94%
0
(9.96)%
2000
2001
2002
2003
2004
2005
2006
2007

Best Quarter	Q2 2003	14.04%
Worst Quarter	Q3 2002	(16.04)%

Return before taxes is shown. This table compares the Fund's average annual total returns for periods ended 12/31/07, to that of the Standard & Poor's 500/Citigroup Value Index ("S&P 500 CVI") and the Standard & Poor's 500 Index ("S&P 500"). Index returns shown do not reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

	1 Year	5 Years	Since Inception
VA Income Equity Fund	0.94%	9.52%	5.29	%*
S&P 500(1)	5.49%	12.83%	3.34	%*
S&P 500 CVI(2)	1.99%	14.73%	6.15	%*

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* Since 10/21/99

(1) The S&P 500 CVI is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the value end of the growth-value spectrum.

(2) The S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares. The tables below and the Example that follows them DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

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Shareholder Fees (fees paid directly from your investment)	Not Applicable

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)
Investment Advisory Fees(1)	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.31%

Total Annual Fund Operating Expenses(1)	0.91%

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(1) The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired Fund operating expenses, if any) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009. Currently, the total annual fund operating expenses are not exceeding 1.00%.

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Example

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This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Fund Shares:	$93	$290	$504	$1,120

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VA International Equity Fund

Fund Summary

Investment Goal To seek total return

Investment Focus Equity securities of companies based outside the United States

Principal Investment Strategy Attempts to identify equity securities of companies based outside the United States with the best potential for superior long-term investment returns

Share Price Volatility Moderate to High

Investment Strategy The Fund’s investment objective is to seek total return. The Fund’s total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that changes in market value will comprise the largest component of its total return.

The Fund pursues its investment objective by investing at least 80% of its assets in equity securities, and at least 65% of its assets in companies based outside the United States. The Advisor manages the Fund based on the view that international equity markets are inefficient at pricing securities and that careful security selection offers the best potential for superior long-term investment returns. The Advisor uses a “bottom-up” approach to stock selection (searching for outstanding performance of individual stocks before considering the impact of economic trends) and evaluates industry and country exposure to be consistent with a top-down approach. The Advisor attempts to purchase securities with value characteristics consistent with an overall assessment of the economic environment in which the underlying company operates.

The Advisor ranks the relative valuation and recent price performance of a universe of companies. The Advisor then evaluates the most attractively valued portion of this universe using such factors as a company’s price-to-earnings ratio, enterprise value, organic growth rates versus growth through acquisition, product niche and management quality. The Advisor also reviews the company’s financial statements and forecasts of earnings. Based on this information, the Advisor evaluates the sustainability of the company’s current growth trends and potential catalysts for increased valuation, based on the company’s potential to add economic value to the enterprise.

The Advisor frequently identifies benchmarks for certain securities such as return on invested capital, market implied growth rates, price-to-earnings ratios, and/or stock prices. When those benchmarks are achieved, the Advisor will often consider selling all or a portion of the Fund’s holdings to lock in profit. Holdings will also be sold if they fail to meet performance expectations or better investment opportunities are identified.

With respect to the Fund’s investments in developed markets, companies may be grouped together in broad categories called business sectors. The Advisor may emphasize certain business sectors in the portfolio that exhibit stronger growth potential or higher profit margins. The Fund will not invest more than 20% of its assets in companies located in emerging markets. In selecting emerging markets countries in which to invest, the Advisor reviews the country’s economic outlook, its interest and inflation rates, and the political and foreign exchange risk of investing in a particular country. The Advisor then analyzes companies located in particular emerging market countries.

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash, cash items, and shorter-term, higher quality debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

Because the Fund contains “equity” in its name, the Fund will normally invest at least 80% of its assets in equity securities, and will notify shareholders at least 60 days in advance if there is a change to this policy.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile Investors who want total return, are willing to accept the increased risks of international investing for the possibility of higher returns, and want exposure to a diversified portfolio of international stocks.

What are the main risks of investing in this Fund? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of foreign companies -- may underperform other kinds of investments or the market as a whole.

Currency Risk: Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

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This bar chart gives some indication of the risks of an investment in the Fund for each full calendar year that the Fund was in existence by showing changes in the Fund’s performance from year to year. The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

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Performance Bar Chart and Table

25.76%
15.21%
13.78%
0
2005
2006
2007

Best Quarter	Q1 2006	10.34%
Worst Quarter	Q1 2005	(0.45)%

Return before taxes is shown. This table compares the Fund's average annual total returns for periods ended 12/31/07, to those of the Morgan Stanley Capital International Europe, Far East and Australasia Index ("EAFE"). Index returns shown do not reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

	1 Year	Since Inception
VA International Equity Fund	13.78%	18.01	%*
EAFE(1)	11.17%	19.25	%*

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* Since 5/03/04

(1) The EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International (MSCI) universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices.

Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares. The tables below and the Example that follows them DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

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Shareholder Fees (fees paid directly from your investment)	Not Applicable

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)
Investment Advisory Fees(1)	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.53%

Total Direct Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	1.13%
Fee Waivers and/or Expense Reimbursements(1)	(0.13)%

Total Direct Annual Fund Expenses	1.00%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses(2)	0.04%

Total Direct and Acquired Fund Annual Operating Expenses (after fee waivers and/or expense reimbursements)(1)	1.04%

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(1) The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009.

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(2) Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds and indirectly bears their proportionate share of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired (Underlying) Funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of Acquired (Underlying) Funds, the amount of Fund’s assets invested in Acquired (Underlying) Funds at any point in time, and the fluctuation of the expense ratios of the Acquired (Underlying) Funds.

Example

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This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Fund Shares with waivers in place:	$106	$359	$631	$1,409
Fund Shares if waivers had not been in place:	$119	$372	$644	$1,420

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VA Macro 100 Fund

Fund Summary

Investment Goal To seek total return which consists of capital appreciation and income

Investment Focus Common stocks of companies within the Standard & Poor’s 500 Index
(“S&P 500”)

Principal Investment Strategy Attempts to identify common stocks within the S&P 500 with the best potential for superior investment returns

Share Price Volatility Moderate to High

Investment Strategy The Fund’s investment objective is to seek total return which consists of capital appreciation and income. The Fund’s total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that changes in market value will comprise the largest component of its total return.

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The Fund’s Sub-Advisor (Laffer Investments, Inc.) pursues its investment objective by investing at least 80% of its assets in equity securities. Further, the Sub-Advisor pursues this objective by applying a “top down” approach to stock selection (analyzing the impact of economic trends before considering the performance of individual stocks). The Sub-Advisor evaluates broad macroeconomic trends, attempts to anticipate shifts in the business cycle, and determines which sectors, industries, companies or markets may provide relatively higher performance. Macroeconomic information can include, but is not limited to, such factors as monetary, fiscal, incomes and trade policies. The strategy is based upon the quantitative and qualitative analysis of seven or more core economic models that, when combined, produce rankings of the S&P 500 companies. The Sub-Advisor uses these rankings to determine its top 100 stocks for inclusion in the Fund’s portfolio. The models analyze and evaluate, among others, company size, domestic company location, industry earnings forecasts, fiscal policy changes, global company location, interest rates changes and trade issues. The Fund will typically hold 100 securities. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. As of February 29, 2008, the S&P 500 statistics were as follows: the average market capitalization of companies in the index was approximately $23.3 billion and the median market capitalization was approximately $10.8 billion. The smallest company in the S&P 500 had a market capitalization of $745 million and the largest company had a market capitalization of approximately $475.4 billion. The S&P 500 has a total market capitalization value of approximately $11.6 trillion. These capitalization values will change due to changes in the companies included in the S&P 500 and changes in their valuations. In connection with this strategy, the Fund may invest in the securities of companies with small market capitalizations (i.e., companies with a market capitalization of $500 million or less), to the extent that such companies are within the S&P 500.

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As a result of the Fund’s focus on macroeconomic strategy, it is not inherently biased towards any particular investment style (i.e. value or growth), but can be characterized from time to time as either, or a blend.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective. On an ongoing basis, the Sub-Advisor also monitors the Fund’s existing positions to determine the benefits of retention.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile Long-term investors seeking to achieve total return

What are the main risks of investing in this Fund? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the kind of stocks on which this Fund focuses -- those of large capitalization companies within the S&P 500 -- may underperform other types of stock investments or the market as a whole.

Growth Stock Risk: The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks.

Value Stock Risk: Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

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Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that shareholders pay.

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Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms and the prices of small company stocks may be more volatile than the prices of stocks of larger companies.

For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

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This bar chart gives some indication of the risks of an investment in the Fund for each full calendar year that the Fund was in existence by showing changes in the Fund’s performance from year to year. The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

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Performance Bar Chart and Table

5.14%
7.26%
(2.79)%
0
2005
2006
2007

Best Quarter	Q1 2006	9.42%
Worst Quarter	Q4 2007	(8.01)%

Return before taxes is shown. This table compares the Fund's average annual total returns for periods ended 12/31/07, to those of the Standard & Poor's 500 Index ("S&P 500"). Index returns shown do not reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

	1 Year	Since Inception
VA Macro 100 Fund	(2.79)%	5.58	%*
S&P 500(1)	5.49%	9.78	%*

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* Since 5/03/04

(1) The S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares. The tables below and the Example that follows them DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

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Shareholder Fees (fees paid directly from your investment)	Not Applicable

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)
Investment Advisory Fees(1)	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.35%

Total Direct Annual Fund Operating Expenses	0.95%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses(2)	0.01%

Total Direct and Acquired Fund Annual Operating Expenses(1)	0.96%

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(1) The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009. Currently, the total direct annual fund operating expenses are not exceeding 1.00%.

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(2) Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds and indirectly bears their proportionate share of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired (Underlying) Funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of Acquired (Underlying) Funds, the amount of Fund’s assets invested in Acquired (Underlying) Funds at any point in time, and the fluctuation of the expense ratios of the Acquired (Underlying) Funds.

Example

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This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Fund Shares:	$98	$306	$531	$1,178

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VA Mid Corp America Fund

Fund Summary

Investment Goal To seek long-term capital appreciation by investing primarily in equity securities of mid-cap companies

Investment Focus Common stocks

Principal Investment Strategy Attempts to identify companies with outstanding growth characteristics

Share Price Volatility Moderate to High

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Investment Strategy The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund will normally invest at least 80% of its assets in common stocks of mid-cap companies. Mid-cap companies are those companies with market capitalizations at the time of purchase in the range of companies in the Russell Midcap Index (“RMCI”) or the Standard & Poor’s Midcap 400 Index (“S&P 400”). The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The S&P 400 is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. As of February 29, 2008, the RMCI statistics were as follows: the average market capitalization of companies in the index was approximately $8.6 billion and the median market capitalization was approximately $3.9 billion. The companies in RMCI had a total market capitalization range of approximately $305 million to $49.6 billion. As of February 29, 2008, the S&P 400 statistics were as follows: the average market capitalization of companies in the index was approximately $2.6 billion and the median market capitalization was approximately $2.2 billion. The companies in the S&P 400 had a total market capitalization range of approximately $294 million to $11.12 billion.

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In managing the Fund’s portfolio, the Advisor emphasizes both growth and value in seeking mid-cap companies with above-average growth potential or with temporarily depressed prices. As a result, the Fund will invest in a blend of both “growth” and “value” stocks. Factors the Advisor typically considers in selecting individual securities include fundamental analysis, valuation techniques, and technical analysis. Fundamental analysis will focus on qualitative aspects of the company’s product, management, and competitive strategy. Valuation techniques include quantitative screens to review historical earnings, revenue, and cash flow. Technical analysis will be deployed as it relates to the timing of trading the securities. This process will be utilized to identify the most attractive companies in each industry and to evaluate the growth potential of these companies. On an ongoing basis, the Advisor monitors the Fund’s existing positions to determine benefits of retaining a particular security.

The Advisor will apply a “top down” strategy (analyzing the impact of economic trends before considering the performance of individual stocks), with industries weighted relative to the benchmark and the market outlook. Portfolio optimization programs will be deployed to enhance risk/return potential. These programs analyze the industry exposure of multi-industry companies and then use this information to balance the industry diversification of the portfolio to achieve certain risk/return models.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

The Fund may also invest in certain other equity securities in addition to those described above.

Because the Fund refers to the terms “America” and “Mid Corp” in its name, the Fund will invest normally at least 80% of its assets in investments in the United States of America and at least 80% of its investments in common stocks of mid-cap companies. The Fund will notify shareholders at least 60 days in advance of any changes to these policies.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile Long-term investors seeking capital appreciation

What are the main risks of investing in this Fund? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses -- value and growth stocks of primarily small to mid-cap companies -- may underperform other kinds of investments or market averages.

Mid-Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

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Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that shareholders pay.

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For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

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This bar chart gives some indication of the risks of an investment in the Fund for each full calendar year that the Fund was in existence by showing changes in the Fund’s performance from year to year. The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

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Performance Bar Chart and Table

29.63%
16.91%
12.67%
7.24%
8.75%
0
(13.00)%
2002
2003
2004
2005
2006
2007

Best Quarter	Q2 2003	14.59%
Worst Quarter	Q3 2002	(16.77)%

Return before taxes is shown. This table compares the Fund's average total returns for perods ended 12/31/07, to that of the Standard & Poor's Midcap 400 Index ("S&P 400"), the Russell Midcap Index ("RMCI") and the Lipper Midcap Core Average ("LMCCA"). Index returns shown do not reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

	1 Year	5 Years	Since Inception
VA Mid Corp America Fund	8.75%	14.77%	11.18	%*
S&P 400(1)	7.98%	16.20%	12.03	%**
RMCI(2)	5.60%	18.21%	13.00	%**
LMCCA(3)	5.90%	15.59%	10.72	%**

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* Since 10/15/01

** Since 10/12/01

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(1) The S&P 400 is a capitalization-weighted index of common stocks representing the mid-range sector of the U.S. stock market.

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(2) The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares. The tables below and the Example that follows them DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

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Shareholder Fees (fees paid directly from your investment)	Not Applicable

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)
Investment Advisory Fees(1)	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.32%

Total Direct Annual Fund Operating Expenses	0.92%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses(2)	0.07%

Total Direct and Acquired Fund Annual Operating Expenses(1)	0.99%

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(1) The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009. Currently, the total direct annual fund operating expenses are not exceeding 1.00%.

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(2) Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds and indirectly bears their proportionate share of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired (Underlying) Funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of Acquired (Underlying) Funds, the amount of Fund’s assets invested in Acquired (Underlying) Funds at any point in time, and the fluctuation of the expense ratios of the Acquired (Underlying) Funds.

Example

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This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Fund Shares:	$101	$315	$547	$1,213

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VA New Economy Fund

Fund Summary

Investment Goal To seek capital appreciation by investing significantly in equity securities of companies engaged in developing products, processes, or services that provide technological or scientific advances and efficiencies

Investment Focus Common stocks of companies engaged in advancing innovations in products, services or processes, frequently of a scientific or technological nature

Principal Investment Strategy Long-term capital appreciation

Share Price Volatility High

Investment Strategy The Fund’s investment objective is to seek capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund attempts to invest in companies engaged in developing products, processes, or services that provide technological or scientific advances and efficiencies. Under normal market conditions, the Fund invests at least 65% of total assets in the equity securities of U.S. and, to a lesser extent, foreign companies.

“New economy” companies include those that are engaged in advancing innovations in products, services or processes, generally of a scientific or technological nature. Those companies may be in any of a variety of industries, such as computer hardware, software, electronic components and systems, telecommunications, Internet, media information services companies, biotechnology, robotics, and energy replacement. They also include companies in more traditional industries, such as certain consumer products retailers, that have extensively used technological or scientific advances to develop new or to improve products or processes and make them more efficient.

The Fund generally takes a growth approach to selecting stocks, looking for companies that appear poised to grow because of new products, technology or management, as well as new companies that are in the developmental stage. Factors in identifying these companies may include the quality of management, financial strength, a strong position relative to competitors and a stock price that appears reasonable relative to its expected growth rate.

Screens based upon quantitative multifactor models are used in the security identification and selection process. Models rely upon price and earnings momentum variables, as well as valuation, liquidity and risk variables.

Sector weights reflect the ongoing sector weights of the Russell 3000 Growth Index benchmark, input from the Investment Policy Committee of Huntington Bank, and expectations of sector out-performance or under-performance derived from quantitative and other sources.

The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund reserves the right to invest up to 35% of total assets in other securities, such as, corporate bonds and government securities.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile Long-term investors seeking capital appreciation

What are the main risks of investing in this Fund? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of companies focusing on technological and scientific advancements -- may underperform other kinds of investments or market averages. The securities in which the Fund invests may be more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants and may fluctuate in price more widely and rapidly than the market as a whole. These securities may underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology or scientific stocks are out of favor.

Growth Stock Risk: The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks.

Mid/Small-Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

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Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that shareholders pay.

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For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart gives some indication of the risks of an investment in the Fund for each full calendar year that the Fund was in existence by showing changes in the Fund’s performance from year to year. The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

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Performance Bar Chart and Table

31.56%
18.75%
13.24%
10.28%
12.50%
0
(13.67)%
2002
2003
2004
2005
2006
2007

Best Quarter	Q2 2003	15.53%
Worst Quarter	Q3 2002	(13.97)%

Return before taxes is shown. This table compares the Fund's average annual total returns for periods ended 12/31/07, to those of the Standard & Poor's MidCap 400 Index ("S&P 400"), the Russell 3000 Growth Index ("RUS3G"), and the Standard & Poor's 500 Index ("S&P 500"). Index returns shown do not reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexs are unmanaged, and it is not possible to invest directly in an index.

	1 Year	5 Years	Since Inception
VA New Economy Fund	12.50%	17.03%	12.39	%*
S&P 400(1)	7.98%	16.20%	12.03	%**
RUS3G(2)	11.40%	12.42%	5.38	%**
S&P 500(3)	5.49%	12.83%	6.77	%**

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* Since 10/15/01

** Since 10/12/01

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(1) The S&P 400 is a capitalization weighted index of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The Adviser has elected to change the benchmark index from the RUS3G to the S&P 400 because it is more representative of the securities typically held by the Fund.

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(2) The RUS3G measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

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(3) The S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares. The tables below and the Example that follows them DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

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Shareholder Fees (fees paid directly from your investment)	Not Applicable

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)
Investment Advisory Fees(1)	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.34%

Total Direct Annual Fund Operating Expenses	0.94%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses(2)	0.04%

Total Direct and Acquired Fund Annual Operating Expenses(1)	0.98%

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(1) The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009. Currently, the total direct annual fund operating expenses are not exceeding 1.00%.

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(2) Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds and indirectly bears their proportionate share of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired (Underlying) Funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of Acquired (Underlying) Funds, the amount of Fund’s assets invested in Acquired (Underlying) Funds at any point in time, and the fluctuation of the expense ratios of the Acquired (Underlying) Funds.

Example

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This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Fund Shares:	$100	$312	$542	$1,201

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VA Real Strategies Fund

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Fund Summary

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Investment Goal To seek total return consisting of capital appreciation and income

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Investment Focus Real estate investment trusts (“REITs”); publicly traded real estate or commodities partnerships; equity securities of real estate-related or commodities-related companies; and inflation-protected fixed income securities (“IPS”)

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Principal Investment Strategy Seeks to invest in real estate-related, commodities-related and inflation-protected investments based on global market and economic conditions

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Share Price Volatility High

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Investment Strategy The Fund’s objective is to seek total return consisting of capital appreciation and income. The Fund pursues this objective by making investments that have performed well relative to general U.S. stocks and bonds during periods of increased inflation. The Fund implements its strategy by investing in a combination of the following securities and related derivative contracts:

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  REITs that own commercial or residential properties, timberlands and other real estate or that provide real estate financing;

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  Publicly traded partnerships and trusts, including exchange traded commodity funds (“ETCFs”) and master limited partnerships (“MLPs”), that (1) invest in real estate or commodities, or in derivative contracts for real estate, commodities or related indices, or (2) conduct real estate-related or commodities-related businesses;

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  Equity securities issued by corporations engaged in real estate-related or commodities-related businesses, index-based securities and investment companies that invest in such equity securities, and other securities representing interests in cash flows or returns from real estate or commodities; and

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  IPS issued by U.S. and non-U.S. governments, their agencies or instrumentalities and by corporations that are structured to provide protection against inflation, and other fixed income securities that historically have provided protection against inflation.

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For purposes of this investment strategy, commodities include any physical good used principally in the manufacture or production of products, or the construction of facilities, including without limitation, agricultural products, minerals and energy. The Fund will treat a good as a commodity after it has been harvested or extracted, and after it has been processed or manufactured into another form. For example, the Fund will treat iron ore deposits, extracted iron ore, iron, and steel manufactured from iron as commodities, but will not treat cars, airplanes, buildings or other finished goods constructed with steel as commodities.

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In addition, an issuer is “real estate-related” if it engages primarily in the business of (1) acquiring, developing, managing or financing real estate or (2) providing goods, equipment or services to companies engaged in such businesses. For example, a company that builds and manages commercial properties would be engaged in a real estate-related business, as would a company that manufactures equipment used primarily in building construction. An issuer is “commodities-related” if it engages primarily in the business of (1) growing, harvesting, transporting, processing or selling crops (including timber) or livestock, (2) finding, extracting, transporting, refining, manufacturing or selling minerals, (3) generating, transporting or selling electricity, or (4) providing goods, equipment or services to companies engaged in any of the foregoing businesses. For example, a company that mines and processes ore would be engaged in a commodities-related business, as would a company that manufactures mining equipment. Companies that engage primarily in a combination of the foregoing businesses will also be treated as real estate-related or commodities-related.

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The Advisor bases the Fund’s investment strategy on its evaluation of the current and expected market conditions for real estate and commodities, and its outlook for inflation in the United States. For example, when the Advisor believes there may be a favorable increase in demand for real estate in a particular market, the Fund may seek to invest in REITs and MLPs that hold real estate related investments in that market, and in other companies engaged in real estate-related businesses in that market. The Fund will generally sell such investments when the Advisor concludes that demand for real estate in the related market will probably decline. However, there is no assurance that a particular market will perform as expected or that the Advisor’s analysis will incorporate all relevant information.

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The Advisor also will analyze the current and expected global supply and demand for commodities. When the Advisor believes that global market conditions favor higher prices for a commodity, the Fund will principally seek to hold equity securities issued by ETCFs and MLPs that invest in the commodity directly. Should unique situations arise where an acceptable direct equity investment avenue does not exist, the Fund will seek to secure the appropriate exposure through the use of derivative contracts for the commodity or an index that includes the commodity. The Fund also may seek to invest in equity securities issued by other companies engaged in businesses related to the commodity. The Fund will generally sell such investments when the Advisor concludes that market conditions no longer favor higher prices for the commodity.

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Under ordinary market conditions, the Fund will hold IPS to the extent that the Advisor cannot find more favorable real estate-related and commodities-related investment opportunities. IPS will include U.S. Treasury Inflation-Protected Securities (“TIPS”), as well as other U.S. dollar denominated fixed income securities issued by U.S. government agencies and instrumentalities or corporations, and derivatives contracts, with inflation protection provisions (including adjustable interest rates).

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The fixed income securities selected by the Advisor are: (i) rated investment-grade or better by a NRSRO; or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. Below investment-grade securities are also known as junk bonds. In addition, these fixed income securities will have remaining maturities of no more than 10 years.

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The Fund’s investment strategy may result in investment of more than 25% of its portfolio in certain business sectors (such as energy or mining) or in certain geographic regions or countries.

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The Fund may invest in securities issued by U.S. and foreign governments and companies, and in securities denominated in foreign currencies. When possible, the Fund will employ American Depository Receipts or recognized equivalent representations of ownership for foreign domiciled corporations. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

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The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

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The Fund may, from time-to-time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

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For a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices” herein.

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Investor Profile Long-term investors seeking to reduce the effects of inflation on their investments or increase diversification with investments that historically are less correlated with U.S. stocks and bonds

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What are the main risks of investing in this Fund? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

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Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

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Investment Style Risk: The possibility that the securities on which this Fund focuses -- real estate-related, commodities-related and inflation-protected securities -- may underperform other kinds of investments or market averages.

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Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that shareholders pay.

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Agriculture Risks: The Fund’s investments in agriculture-related companies are subject to the same risks as direct investments in agricultural commodities. Agricultural commodity prices rise and fall in response to many factors, including: drought, floods, weather, diseases, embargoes, tariffs and international economic, political and regulatory developments. These factors could lead to significant and rapid fluctuations in the value of ETCFs investing in agricultural commodities or in derivative contracts for agricultural commodities. Fluctuations in prices for agricultural commodities also may affect indirectly the value of companies whose businesses depend upon or otherwise relate to such agricultural commodities.

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Concentration Risk: When the Fund invests more than 25% of its net assets in a particular asset class (such as real estate-related or commodities-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

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Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

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Currency Risks: Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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Energy Risks: To the extent that the Fund invests in energy-related companies, it takes on additional risks. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of the Fund’s energy-related investments, particularly ETCFs that invest in derivative contracts for fossil fuels and electricity and MLPs engaged in their production or generation, including significant and rapid increases and decreases in value from time to time.

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Fee Layering: The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as ETCFs and investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

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Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

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Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

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Inflation-Protected Securities Risks: While IPS adjust in response to inflation as measured by a specific price index, the value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of IPS may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the IPS. IPS may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

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In addition, any increase in principal value of an IPS caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in IPS, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

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Interest Rate Risk: Prices of fixed income securities and mortgage REITs rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

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Mid/Small Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

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Mineral and Mining Risks: The Fund’s investments in mineral or mining-related companies are subject to the same risks as direct investments in minerals. Mineral prices rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals and minerals. These factors could lead to significant and rapid fluctuations in the value of mining companies and ETCFs investing in mineral commodities or in derivative contracts for mineral commodities. Fluctuations in prices for mineral commodities also may affect indirectly the value of other companies whose businesses depend upon or otherwise relate to such mineral commodities.

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Real Estate/REIT Risk: The Fund’s investments in REITs, MLPs and other companies that invest in or manage real estate are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs and MLPs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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This section would normally include a bar chart and table showing how the Fund has performed and how performance has varied from year to year. A performance bar chart and table for the Fund will be provided after the Fund has been in operation for a full calendar year.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares. The tables below and the Example that follows them DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

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Shareholder Fees (fees paid directly from your investment)	Not Applicable

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)
Investment Advisory Fees(1)	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	4.43%

Total Direct Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	5.03%
Fee Waivers and/or Expense Reimbursements(1)	(4.03)%

Total Direct Annual Fund Operating Expenses	1.00%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses(3)	0.23%

Total Direct and Acquired Fund Annual Operating Expenses (after fee waivers and/or expense reimbursements)(1)	1.23%

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(1) The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009.

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(2) Other expenses are based on estimated amounts for the current fiscal year.

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(3) Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds and indirectly bears their proportionate share of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired (Underlying) Funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of Acquired (Underlying) Funds, the amount of Fund’s assets invested in Acquired (Underlying) Funds at any point in time, and the fluctuation of the expense ratios of the Acquired (Underlying) Funds.

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Example

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This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Fund Shares with waivers in place:	$125	$1,214	$2,297	$4,981
Fund Shares if waivers had not been in place:	$525	$1,572	$2,613	$5,192

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VA Rotating Markets Fund

Fund Summary

Investment Goal To seek capital appreciation

Investment Focus Common stocks and index-based securities

Principal Investment Strategy Attempts to rotate investments to the equity market segment that offers the greatest potential for capital appreciation given current economic conditions

Share Price Volatility Moderate to High

Investment Strategy The Fund’s investment objective is to seek capital appreciation. The Fund will pursue its investment objective by rotating investments among equity market segments (small-cap, mid-cap, large-cap and global) as determined by the Fund’s Advisor to offer the greatest potential for capital appreciation in a given market environment.

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Under normal market conditions, the Fund will invest (either directly or through the ownership of index-based securities, as described below) at least 80% of its assets in equity stocks comprising the equity market segment selected by the Advisor. The Fund will provide shareholders 60 days’ advance notice before changing its 80% investment policy. The Advisor will rotate among the small-cap, mid-cap, large-cap and global equity market segments. To determine which equity market segment offers the greatest potential for capital appreciation, the Advisor will use “top-down” analysis (analyzing the impact of economic trends before considering the performance of individual stocks) to evaluate broad economic trends, anticipate shifts in the business cycle, and determine which sectors or industries may benefit the most over the next 12 months. The Advisor will continuously monitor the market environment and may rotate the equity market segment when the Advisor determines that another equity market segment is more favorable given the current market environment. The Fund will not provide notice to shareholders when the Adviser rotates among market segments.

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Index-based securities are exchange-traded funds that represent ownership in a long-term investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the Russell 2000 Index (“RUS2000”), S&P 500, or the NASDAQ-100 Index.

Following is information about the equity market segments among which the Advisor will rotate investments. Investment in any segment could consist of stocks of companies whose capitalization falls within the specified range and/or index-based securities that hold stocks of companies whose capitalization falls within the specified range at the time of purchase. The small-cap, mid-cap and large-cap market segments are comprised predominantly of U.S. companies, although due to the diverse nature of companies and the globalization of the economy, many companies have international operations or international exposure to varying degrees.

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The small-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent small-cap index such as the RUS2000. As of February 29, 2008, the RUS2000 statistics were as follows: the average market capitalization of companies in the index was approximately $1.3 billion and the median market capitalization was approximately $516 million. The companies in the RUS2000 had a total market capitalization range of approximately $25 million to $7.4 billion.

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The mid-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent mid-cap index such as the Russell Midcap Index (“RMCI”). As of February 29, 2008, the RMCI statistics were as follows: the average market capitalization of companies in the index was approximately $8.6 billion and the median market capitalization was approximately $3.9 billion. The companies in the RMCI had a total market capitalization range of approximately $305 million to $49.6 billion.

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The large-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent large-cap index such as the S&P 500. As of February 29, 2008, the S&P 500 statistics were as follows: the average market capitalization of companies in the index was approximately $23.3 billion and the median market capitalization was approximately $10.8 billion. The S&P 500 had a total market capitalization value of approximately $11.6 trillion.

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The global market segment comprises companies that are based throughout the world, including the United States. When invested in the global market segment, the Fund’s investment (either directly or through the ownership of index-based securities) in equity stocks issued by companies based outside the United States will typically fluctuate between 40% and 60% of its assets. The global market segment could include small-cap, mid-cap, or large-cap companies, or any combination of the three, although there is no generally accepted and recognized market capitalization ranges in the global market due to the diverse array of foreign countries and economies.

For a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile Long-term investors seeking capital appreciation

What are the main risks of investing in this Fund? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of the market segment selected by the Advisor -- may underperform other kinds of investments or market averages.

Mid/Small-Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

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Energy Risks: To the extent that a Fund invests in energy-related companies, it takes on additional risks. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of the Fund’s energy-related investments, including significant and rapid increases and decreases in value from time to time.

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Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

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Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that shareholders pay.

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Fee Layering: The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

For more information about the Fund’s investment strategies and risks, please see “Additional Investment Strategy” and the “Glossary of Investment Risks.”

Performance Information

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

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This bar chart gives some indication of the risks of an investment in the Fund for each full calendar year that the Fund was in existence by showing changes in the Fund’s performance from year to year. The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

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	1 Year	5 Years	Since Inception
VA Rotating Markets Fund	9.11%	14.72%	9.55	%*
S&P 500(1)	5.49%	12.83%	6.77	%**

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* Since 10/15/01

** Since 10/12/01

(1) The S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares. The tables below and the Example that follows them DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

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Shareholder Fees (fees paid directly from your investment)	Not Applicable

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)
Investment Advisory Fees(1)	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.38%

Total Direct Annual Fund Operating Expenses	0.98%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses(2)	0.49%

Total Direct and Acquired Fund Annual Operating Expenses(1)	1.47%

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(1) The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009. Currently, the total direct annual fund operating expenses are not exceeding 1.00%.

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(2) Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds and indirectly bears their proportionate share of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired (Underlying) Funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of Acquired (Underlying) Funds, the amount of Fund’s assets invested in Acquired (Underlying) Funds at any point in time, and the fluctuation of the expense ratios of the Acquired (Underlying) Funds.

Example

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This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Fund Shares:	$150	$465	$803	$1,757

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VA Situs Fund

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Fund Summary

Investment Goal To seek long-term capital appreciation

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Investment Focus Diversified portfolio of equity securities of domestic and foreign companies

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Principal Investment Strategy Attempts to identify domestic and foreign companies whose geographic, political, and/or demographic situs positions them to outperform other companies

Share Price Volatility Moderate to High

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Investment Strategy The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose geographical, political and/or demographic situs positions them to outperform other companies. Equity securities include common stocks, preferred stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks which, if rated, will be investment grade at the time of investment.

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Under normal market conditions, the Advisor invests at least 80% of the Fund’s assets in equity securities of U.S. companies. The Fund may also invest up to 20% of its assets in foreign securities, including ADRs, GDRs and EDRs, as defined in the “Investment Practices” section.

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In managing the Fund’s portfolio, the Advisor utilizes a screening process that identifies companies based on situs, which is one or more geographical locations that are positioned and likely to allow the companies to outperform those in other locations. Examples of situs advantages include favorable political, social or economic factors or population demographics, such as a state or country that is reducing taxes or experiencing beneficial demographic changes. For instance, the Fund may invest in a certain type of company located in a state that is reducing its business tax because the tax reduction may result in lower costs for the company and allow it to sell products more competitively at lower prices or realize a higher profit on sales. Similarly, if a state is experiencing a growing population, then certain types of financial services companies or real estate-related investments may benefit from the service needs and housing demands of this population growth. Additionally, the Advisor emphasizes both growth and value in seeking companies with above-average growth potential or with temporarily depressed prices. As a result, the Fund invests in a blend of both “growth” and “value” stocks. While the Fund may invest in companies of any size, smaller companies tend to be best positioned to outperform due to situs factors.

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The Advisor also employs fundamental analysis, valuation techniques, and technical analysis. Fundamental analysis focuses on qualitative aspects of the company’s product, management, and competitive strategy. Valuation techniques include quantitative screens to review historical earnings, revenue, and cash flow. Technical analysis will be deployed as it relates to the timing of trading the securities. This process is utilized to identify the most attractive companies and to evaluate the growth potential of these companies. On an ongoing basis, the Advisor monitors the Fund’s existing positions to determine benefits of retaining a particular security.

The Advisor applies a “top down” strategy in stock selection (analyzing the impact of economic trends before considering the performance of individual stocks) to evaluate broad economic trends, anticipate shifts in the business cycle, and determine which sectors, industries or markets may provide relatively higher performance. The Advisor also uses portfolio optimization programs to enhance risk/return potential. These programs analyze and characterize the industry exposure of multi-industry companies in an attempt to balance the industry diversification of the portfolio to achieve certain risk/return models. The Fund’s foreign investments are generally in developed countries. Companies in developed countries may be grouped together in broad categories called business sectors. The Advisor may emphasize certain business sectors in the portfolio that exhibit stronger growth potential or higher profit margins. The Fund may choose to invest up to 20% of its assets in companies located in emerging markets. In selecting emerging market countries, the Advisor reviews the country’s economic outlook, its interest and inflation rates, and the political and foreign exchange risk of investing in a particular country. The Advisor then analyzes companies located in particular emerging market countries.

The Fund actively trades its portfolio securities in an attempt to achieve its investment goal.

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The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

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The Fund may also invest in certain other equity securities in addition to those described above, although none are anticipated to be principal investments.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile Long-term investors seeking capital appreciation

What are the main risks of investing in this Fund? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms and the prices of small company stocks may be more volatile than the prices of stocks of larger companies.

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

I nvestment Style Risk: The possibility that the market segment on which this Fund focuses -- value and growth stocks of primarily smaller companies in both domestic and foreign markets -- may underperform other kinds of investments or market averages.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

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Mid Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

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Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that shareholders pay.

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For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

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This bar chart gives some indication of the risks of an investment in the Fund for each full calendar year that the Fund was in existence by showing changes in the Fund’s performance from year to year. The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

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Performance Bar Chart and Table

17.18%
4.84%
11.37%
0
2005
2006
2007

Best Quarter	Q3 2005	12.14%
Worst Quarter	Q2 2006	(4.83)%

Return before taxes is shown. This table compares the Fund's average annual total returns for periods ended 12/31/07, to those of the Standard & Poor's Small Cap 600 Index ("S&P 600") and the Standard & Poor's 500 Index ("S&P 500"). Index returns shown do not reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

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	1 Year	Since Inception
VA Situs Fund*	11.37%	14.42	%**
S&P 600(1)	(0.30)%	11.01	%**
S&P 500(2)	5.49%	9.78	%**

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* On January 24, 2008 the Huntington VA Situs Small Cap Fund changed its name to the Huntington VA Situs Fund in connection with its changes in investment strategy to focus on situs or geographical location, regardless of market capitalization. Some of the performance information disclosed herein is based on performance associated with the previous name and strategy.

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** Since 5/03/04

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(1) The S&P 600 generally represents all major industries in the small-cap range of the U.S. stock market.

(2) The S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares. The tables below and the Example that follows them DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

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Shareholder Fees (fees paid directly from your investment)	Not Applicable

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)
Investment Advisory Fees(1)	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.34%

Total Direct Annual Fund Operating Expenses	0.94%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses(2)	0.02%

Total Direct and Acquired Fund Annual Operating Expenses(1)	0.96%

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(1) The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009. Currently, the total direct annual fund operating expenses are not exceeding 1.00%.

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(2) Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds and indirectly bears their proportionate share of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired (Underlying) Funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of Acquired (Underlying) Funds, the amount of Fund’s assets invested in Acquired (Underlying) Funds at any point in time, and the fluctuation of the expense ratios of the Acquired (Underlying) Funds.

Example

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This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Fund Shares:	$98	$306	$531	$1,178

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VA Mortgage Securities Fund

Fund Summary

Investment Goal To seek to achieve current income

Investment Focus Mortgage-related securities, including mortgage Real Estate Investment Trusts (“REITs”)

Principal Investment Strategy Invests in mortgage-related securities, including mortgage REITs

Share Price Volatility Moderate

Investment Strategy The Fund’s investment objective is to seek to achieve current income. The Advisor invests, under normal circumstances, at least 80% of the Fund’s assets in mortgage-related securities, including mortgage REITs. The Advisor especially focuses on securities which it expects to be less susceptible to prepayment of principal. The Advisor endeavors to maintain a dollar-weighted average portfolio life for the Fund of between two and ten years. The Fund may also invest up to 20% of its assets in equity REITs. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

In making its investment decisions, the Advisor considers various economic factors, Federal Reserve policy, interest rate trends and spreads between different types of fixed income securities. In managing the portfolio, the Advisor monitors the Fund’s cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics. Mortgage-related securities are securities, including derivative mortgage securities such as collateralized mortgage obligations (“CMOs”), whose income is generated by payments of principal and interest on pools of mortgage loans and mortgage REITs.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code (“Code”). The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and money market instruments. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal (the original amount invested by shareholders).

The Fund actively trades its portfolio securities in an attempt to achieve its investment goal.

Because the Fund refers to mortgage in its name, the Fund will normally invest at least 80% of its assets in mortgage-related securities, and the Fund will notify shareholders at least 60 days in advance of any changes in this policy.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile Investors willing to accept the risk of a moderate amount of fluctuation in the value of their investment for the benefit of a higher total return potential.

What are the main risks of investing in this Fund? Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Prepayment Risk: Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Extension Risk: Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Prepayment Risk, Call Risk and Extension Risk are more pronounced with respect to derivative mortgage securities and can result in reduced liquidity. The principal derivative mortgage securities in which the Fund invests are CMOs.

Real Estate/REIT Risk: The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that shareholders pay.

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For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

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This bar chart gives some indication of the risks of an investment in the Fund for each full calendar year that the Fund was in existence by showing changes in the Fund’s performance from year to year. The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

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Performance Bar Chart and Table

5.89%
3.93%
1.25%
0
2005
2006
2007

Best Quarter	Q3 2006	3.11%
Worst Quarter	Q1 2005	(1.70)%

Return before taxes is shown. This table compares the Fund's average annual total returns for periods ended 12/31/07, to those of the Lehman Brothers Mortgage Backed Securities Index ("LBMBSI"). Index returns shown do not reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

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	1 Year	Since Inception
VA Mortgage Securities Fund	3.93%	4.62	%*
LBMBSI(1)	6.89%	5.27	%**

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* Since 5/03/04

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** Since 4/30/04

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(1) The LBMBSI is generally representative of the mortgage-backed securities market as a whole.

Fees and Expenses

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares. The tables below and the Example that follows them DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

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Shareholder Fees (fees paid directly from your investment)	Not Applicable

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)
Investment Advisory Fees(1)	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.47%

Total Direct Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	1.07%
Fee Waivers and/or Expense Reimbursements(1)	(0.07)%

Total Direct Annual Operating Expenses	1.00%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses(2)	0.04%

Total Direct and Acquired Fund Annual Operating Expenses (after fee waivers and/or expense reimbursements)(1)	1.04%

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(1) The Adviser has agreed to contractually waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct annual operating expenses (i.e., exclusive of Acquired (Underlying) Fund operating expenses) to not more than 1.00% of the Fund’s average daily net assets, for the period starting May 1, 2008 through April 30, 2009.

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(2) Because the Fund invests in other Funds, it is a shareholder of those Underlying Funds and indirectly bears their proportionate share of the operating expenses, including management fees, of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired (Underlying) Funds use their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Fund, the availability of Acquired (Underlying) Funds, the amount of Fund’s assets invested in Acquired (Underlying) Funds at any point in time, and the fluctuation of the expense ratios of the Acquired (Underlying) Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Fund Shares with waivers in place:	$106	$346	$605	$1,345
Fund Shares if waivers had not been in place:	$113	$353	$612	$1,352

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Shareowner Guide--How to Invest in
The Huntington Funds and VA Portfolios

Pricing Shares

The price at which the Funds will offer or redeem Shares is the net asset value (“NAV”) per Share next determined after the order is considered received. In computing NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available. Pursuant to Trustee- approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. U.S. government obligations held by the VA Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determine in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Funds may use the fair value of a security to calculate its NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2)  trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Advisor determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

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The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since the VA International Equity Fund invests primarily in foreign securities, it is most likely to be affected by this fair valuation methodology. Since the VA Situs Fund and VA Real Strategies Fund invest some of their assets in foreign securities, they may be affected, although to a lesser extent.

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There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

The Funds are open for business on any day the NYSE is open. The Funds are closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchasing Shares

You may purchase Shares of the VA Portfolios only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. These Shares are not offered directly to the public.

You should refer to the Prospectus for the variable annuity contract or variable life insurance policy for information on how to purchase a variable contract or policy and how to select the VA Portfolios as an investment option for your contract or policy.

Notes About Purchases

Participating insurance companies, through their separate accounts, are responsible for placing orders to purchase Shares of the VA Portfolios. In order to purchase Shares of a Fund on a particular day, the participating insurance company must receive your instructions by the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) that day and then transmit such order to the Fund or its designated agent in accordance with the Fund’s agreement with the participating insurance company.

The Trust reserves the right to suspend the sale of Shares of any of its Funds temporarily and the right to refuse any order to purchase Shares of any of the Funds.

If the Trust receives insufficient payment for a purchase, or the Trust does not receive payment within one (1) business day, it may cancel the purchase and the separate account may be liable for any losses to the Funds. In addition, the separate account will be liable for any losses or fees incurred by the Trust or its transfer agent in connection with the transaction.

What Shares Cost

The offering price of a Share is its NAV next determined after the order is considered received by the Trust. The Trust has authorized participating insurance companies to accept purchase orders on its behalf.

The Funds do not impose any sales charges on the purchase of Shares. Withdrawal charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees are described in the prospectuses for participating insurance companies, variable annuity contracts and variable life insurance policies.

Redeeming Shares

You may redeem Shares of the VA Portfolios only through participating insurance companies.

We redeem Shares of the VA Portfolios on any business day when the NYSE is open. The price at which the Trust will redeem a Share will be its NAV next determined after the order is considered received. The Trust has authorized the participating insurance companies to accept redemption requests on its behalf.

Notes About Redemptions

In order to redeem Shares of a VA Portfolio on a particular day, the Trust or its designated agent must receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of Shares of any of its Funds temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC. The Trust also reserves the right to postpone payment for more than seven days where payment for shares to be redeemed has not yet cleared.

Frequent Trading Policies

Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt a Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect timing and amount of taxable gains realized by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in a Fund’s NAV. Funds that invest in overseas markets have the risk of time zone arbitrage, and therefore, an increased risk of market timing. The Funds’ fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “Pricing Shares.”

The Funds’ Trustees have approved policies and procedures intended to discourage excessive, frequent or short-term trading of the Funds’ Shares. The Funds do not knowingly accommodate or permit frequent trading. Shares of the Funds are purchased by separate accounts of multiple insurance companies, which include multiple investors. The Funds monitor trading in Shares in an effort to identify disruptive trading activity, although there can be no guarantee that the Funds will be successful in identifying this activity. In situations in which the Funds become aware of possible market timing activity, they will notify the insurance company separate accounts in order to help facilitate the enforcement of the Funds’ market timing policies and procedures. This policy will be applied uniformly. If the Funds cannot detect market timing activity, then the Funds may be subject to the disruptions and increased costs discussed above. The Funds’ Trustees receive at least quarterly a report of any occurrences of excessive trading and possible market timing.

Additionally, each insurance company selling the Funds has adopted policies and procedures that are reasonably calculated to detected and prevent excessive trading and possible market timing. It is possible that these policies may be, in some instances, more restrictive than the Funds’ policies and procedures. You should review your insurance contract prospectus or your plan document for more information regarding market timing, including any restrictions or limitations on trades made through a contract or plan.

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If the Trust, at some point in the future, offers a portfolio that invests exclusively in Shares of other portfolios of the Huntington Funds (a “Fund of Funds”), the Funds’ frequent trading restrictions will not apply to the Fund of Funds’ purchases and sales of Shares of Huntington Funds (“Underlying Funds”). Any such Fund of Funds will impose the same frequent trading restrictions as the Underlying Funds at its shareholder level. In addition, allocation changes of any such Fund of Funds would be monitored, and the managers of the Underlying Fund would be required to determine that there is no material adverse impact on the Underlying Fund or its shareholders. The intent of this exception is to allow a manager of any such Fund of Funds to accommodate cash flows that result from purchases and sales by shareholders of the Fund of Funds, and to reallocate portfolio investments of the Fund of Funds among various Underlying Funds in accordance with the investment objectives of the Fund of Funds where the aggregate of such trades would otherwise exceed the monitoring limits. Nevertheless, as with any trading in Fund Shares, purchases and redemptions of Underlying Fund Shares by any such Fund of Funds could adversely affect the management of an Underlying Fund’s portfolio and its performance.

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Portfolio Holdings Information

Each quarter, the Funds provide a complete listing of portfolio holdings to Hartford and the top ten holdings to Transamerica, two of the insurance companies that offer the VA Funds in their insurance contracts. This information is provided to these entities under an agreement of confidentiality, before such portfolio holdings information is made publicly available, so that these entities may produce fact sheets about the Funds as of the end of such quarter. These fact sheets may include an analysis of the Funds’ holdings by sector, credit quality and/or country, as applicable, along with portfolio holdings information. These fact sheets are not disseminated by the insurance companies until after this portfolio holdings information is posted on the Funds’ website. This portfolio holdings information is posted on the Funds’ website at www.huntingtonvafunds.com approximately 30 days after the quarter-end.

In addition, the Funds’ Annual and Semi Annual reports contain complete listings of each Fund’s portfolio holdings as of the end of the second and fourth fiscal quarters. These reports are posted on the Funds’ website at www.huntingtonvafunds.com approximately 60 days after the second and fourth quarter-end, or you may request copies of these reports from the insurance companies through whom the Funds are offered, or by calling The Huntington Funds at its toll-free number of 1-800-253-0412. Each Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund’s first and third fiscal quarters. Each of these fiscal quarter reports contains complete listings of the Funds’ portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may request a copy by calling The Huntington Funds at its toll-free number of 1-800-253-0412. These reports on Form N-Q are also posted on the Funds’ website at www.huntingtonvafunds.com.

More About The Huntington Funds
and the VA Portfolios

Management of the Trust

The Trustees are responsible for generally overseeing the conduct of each Fund’s business. The Advisor, whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as investment advisor to the Funds pursuant to investment advisory agreements with the Trust.

Investment Advisor

Subject to the supervision of the Trustees, the Advisor provides a continuous investment program for the VA Portfolios, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the VA Portfolios.

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The Advisor, a separate, wholly owned subsidiary of The Huntington National Bank, is the investment advisor to The Huntington Funds. As of December 31, 2007, the Advisor had assets under management of $16.3 billion. The Advisor (and its predecessor) has served as an investment advisor to mutual funds since 1987.

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The Huntington National Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated (“HBI”), a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287. As of December 31, 2007, HBI had assets of $54 billion.

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Subject to the supervision of the Advisor, the assets of the VA Macro 100 Fund are managed on a daily basis by the Sub-Advisor, Laffer Investments, Inc. (“Laffer Investments”), a portfolio management company. The Sub-Advisor is paid by the Advisor and not by the Fund. The address for Laffer Investments is 2909 Poston Avenue, 2nd Floor, Nashville TN 37203. Laffer Investments has been managing mutual funds since 2004, however, it has been managing client assets since 2000. Laffer Investments leverages the research capabilities of its research partner, Laffer Associates, which has a 24-year track record of developing, testing and refining successful investment methodologies, research and models exclusively for the asset management industry. As of December 31, 2007, Laffer Investments had assets under management of approximately $492 million.

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The Advisor has designated the following Portfolio Managers. Included is their business experience for the last five years.

Kirk Mentzer and B. Randolph Bateman are jointly and primarily responsible for the day-to-day management of the VA Dividend Capture Fund. Mr. Mentzer is responsible for research, security selection and construction of the VA Dividend Capture Fund’s portfolio. Mr. Bateman collaborates with Mr. Mentzer on making tactical changes in the strategic direction of the VA Dividend Capture Fund, and he monitors the portfolio’s daily transactions.

Kirk Mentzer has served as Co-Portfolio Manager of the VA Dividend Capture Fund since 2001. He is Senior Vice President and Director of Investment Research of the Advisor. Mr. Mentzer joined The Huntington National Bank in 2000 and serves as Senior Vice President. Mr. Mentzer has been a Portfolio Manager since 2000 and from 2000 to 2001 he was Director of Fixed Income Investments. He became Director of Investment Research in 2001. He served as Vice President of Firstar Investment Research & Management Co. from 1989 through 2000 and managed Firstar’s Strategic Income and U.S. Government funds from 1999 to 2000. Mr. Mentzer received his M.B.A. from Xavier University.

B. Randolph Bateman has served as Co-Portfolio Manager of the VA Dividend Capture Fund since 2001. He is President and Chief Investment Officer of the Advisor. Mr. Bateman joined The Huntington National Bank in 2000 as Chief Investment Officer. Mr. Bateman served as Senior Vice President of Star Bank from 1988 through 2000. Mr. Bateman is a Chartered Financial Analyst. He received his Bachelor’s Degree from North Carolina State University.

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Martina Cheung and Jenny Jiang are jointly and primarily responsible for the day-to-day management of the VA Growth Fund. They jointly undertake all aspects of portfolio management, and collaborate on research, stock selection and portfolio construction.

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Ms. Cheung has served as a Portfolio Manager of the VA Growth Fund since 2005. She is Vice President of the Advisor. Ms. Cheung joined The Huntington National Bank in 1995 as a securities analyst. She has been responsible for the investment management of financial assets for individuals, pension funds and charitable foundations. Ms. Cheung is a Chartered Financial Analyst and Chartered Market Technician. She received her Bachelor’s degree in Finance and Management Information Systems from The Ohio State University and received her M.B.A. from Capital University.

Ms. Jiang has served as a Portfolio Manager of the VA Growth Fund since 2007. She is Assistant Vice President of the Advisor. Ms. Jiang joined The Huntington National Bank in 2000 as a senior credit analyst in Corporate Banking. She has been responsible for the investment management of financial assets for individuals, pension funds and charitable foundations. Ms. Jiang received her Bachelor’s degree in Civil Engineering from Wuhan University of Technology in China and received her Masters of Accountancy from Virginia Polytechnic Institute and State University. She is also a Certified Public Accountant.

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Craig J. Hardy has served as the Portfolio Manager of the VA Income Equity Fund since 2003. He is Vice President of the Advisor. Mr. Hardy joined The Huntington National Bank in 1998 as a Vice President and is a member of its Investment Policy Committee. Mr. Hardy is a Chartered Financial Analyst. He received his Bachelor’s degree in Economics from Princeton University and received his M.B.A. from Case Western Reserve University.

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Madelynn M. Matlock has served as the Portfolio Manager of the VA International Equity Fund since 2004. She is Vice President of the Advisor. Ms. Matlock joined The Huntington National Bank in 2002 and serves as Vice President and Director of International Investments. She served as Director of Research and Director of International Investment for Bartlett & Co. from 1981 through 2001. Ms. Matlock is a Chartered Financial Analyst, and received her Bachelor’s Degree and M.B.A. in Finance from the University of Cincinnati.

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Arthur B. Laffer, Ph.D. and Arthur B. Laffer, Jr. are jointly and primarily responsible for the day-to-day management of the VA Macro 100 Fund. Dr. Laffer and Mr. Laffer manage the Fund using proprietary quantitative modeling and software. Mr. Laffer implements trading for the VA Macro 100 Fund’s portfolio and monitors the portfolio’s risk. In doing so, he consults with Dr. Laffer, who is the lead portfolio manager and has ultimate decision-making authority over all aspects of the VA Macro 100 Fund’s management.

Dr. Laffer has served as Co-Portfolio Manager of the VA Macro 100 Fund since 2004. Dr. Laffer has been the Chairman and Chief Investment Officer of Laffer Investments since 1999 and the Chairman of Laffer Associates since 1979. Dr. Laffer was the architect of supply-side economics and was a primary economic advisor under the Reagan Administration in the U.S. and the Thatcher Administration in the UK. Dr. Laffer received his Bachelor’s Degree from Yale University and his M.B.A. and Ph.D in economics from Stanford University. Mr. Laffer, has served as Co-Portfolio Manager of the VA Macro 100 Fund since 2004. He has been the Chief Executive Officer and President of Laffer Investments since 1999, and Chief Executive Officer and President of Laffer Associates since 1997.

Christopher M. Rowane has served as the Portfolio Manager of the VA Mid Corp America Fund since 2001. He is Senior Vice President of the Advisor. Mr. Rowane joined The Huntington National Bank in 2000 and is a Senior Vice President and member of its Investment Policy Committee. He has been the Regional Manager for the Investment Management Team in Southern Ohio, Kentucky and Indiana since 2000. Mr. Rowane served as Director of Portfolio Management for Firstar from 1993 through 2000. Mr. Rowane is a Chartered Financial Analyst. He received his Bachelor’s Degree and M.B.A. from Gannon University.

William G. Doughty and Gustave J. Seasongood are jointly and primarily responsible for the day-to-day management of the VA Mortgage Securities Fund. Mr. Seasongood is responsible for the research, security selection and construction of the portion of the VA Mortgage Securities Fund’s portfolio that is invested in REITs. Mr. Doughty is responsible for the research, security selection and construction of the remainder of the VA Mortgage Securities Fund’s portfolio. Mr. Doughty and Mr. Seasongood have independent decision-making authority over their respective portions of the VA Mortgage Securities Fund’s portfolio, but do collaborate to determine the amount of the portfolio that will be invested in REITs, and to monitor the VA Mortgage Securities Fund’s cash flows.

Mr. Doughty has served as the Portfolio Manager of the VA Mortgage Securities Fund since 2004. He is Vice President of the Advisor. Mr. Doughty joined The Huntington National Bank in 1961 and serves as Vice President. He is a member of The Huntington National Bank’s Investment Policy Committee and Manager of both the Fixed and Equity Trading Desk. He received his M.B.A. from The University of Dayton.

Mr. Seasongood serves as a Co-Portfolio Manager of the VA Mortgage Securities Fund. He is Vice President of the Advisor. Mr. Seasongood joined The Huntington National Bank in 1995 as a Portfolio Manager and is Vice President.

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Randy Hare has served as the Portfolio Manager of the VA New Economy Fund since 2007. Mr. Hare joined Haberer Registered Investment Advisor, Inc. in 2003 as a Senior Research Analyst. He was a Portfolio Manager/Senior Research Analyst and Assistant Vice President with U.S. Bank Asset Management/FIRMCO from 1997 - 2002. Mr. Hare received his Bachelor’s degree in Economics from the University of Cincinnati.

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Peter Sorrentino has served as the Portfolio Manager of the VA Real Strategies Fund since the Fund’s inception. Mr. Sorrentino joined The Huntington National Bank in October of 2006 as a Senior Portfolio Manager and is Vice President of the Advisor. From 2001 until joining Huntington, he served as the lead portfolio manager for the Legg Mason Balanced Trust. Mr. Sorrentino is a Chartered Financial Analyst. He received his Bachelor’s Degree in Finance and Accounting from the University of Cincinnati.

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Paul Koscik has served as the Portfolio Manager of the VA Rotating Markets Fund since 2001. He is Vice President of the Advisor. Mr. Koscik joined The Huntington National Bank in 1984 as a Portfolio Manager and serves as Vice President. He received his Bachelor’s Degree and J.D. from the University of Akron.

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B. Randolph Bateman has served as Portfolio Manager of the VA Situs Fund since 2004. He is President and Chief Investment Officer of the Advisor. Mr. Bateman joined The Huntington National Bank in 2000 as Chief Investment Officer. Mr. Bateman served as Senior Vice President of Star Bank from 1988 through 2000. Mr. Bateman is a Chartered Financial Analyst. He received his Bachelor’s Degree from North Carolina State University.

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The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.

Fees Paid To Advisor and Affiliates

The Advisor and its affiliates provide the Funds with advisory, administration, transfer agency, accounting and custodian services.

Advisory Services

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The Advisor is entitled to receive the following fee for its services as investment advisor: 0.60% of the average daily net assets of each Fund. The Advisor has contractually agreed to waive a portion of its fee and/or reimburse a Fund for certain operating expenses in order to limit the total operating expenses of each Fund to not more than 1.00% of its average daily net assets for the period starting May 1, 2008 through April 30, 2009. Pursuant to its Sub-Advisory agreement with the Advisor, Laffer Investments receives an annual fee equal to 0.40% of the VA Macro 100 Fund’s average daily net assets. This fee is paid by the Advisor and not the VA Macro 100 Fund.

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A discussion of the Trustees’ review of the investment advisory agreements with the Trust is available in the Fund’s Annual Report for the period ended December 31, 2007.

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Administration Services

The Huntington National Bank provides administration services at the following annual rate:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Funds

.135%	on the first $4 billion
.125%	on the next $3 billion
.115%	on assets in excess of $7 billion

There is no minimum annual fee per Fund or class of Shares.

The Advisor and its affiliates may pay out of their own reasonable resources and profits, fees or other expenses for shareholder and/or recordkeeping services and/or marketing support.

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Federated Services Company, a wholly-owned subsidiary of Federated Investors, Inc., serves as sub-administrator to the Funds, assisting with the provision of administrative services necessary to operate the Funds. Out of the fees paid by the Funds, The Huntington National Bank pays Federated Services Company fees for its sub-administrative services.

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Financial Administration and Portfolio Accounting Services

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The Huntington National Bank is entitled to receive a maximum fee of .0425% of the Funds’ average daily net assets (“ADNA”) for financial administration and portfolio accounting services (subject to a minimum annual fee of $9,000 for each additional class of Shares of any Fund with more than one class of Shares).

Sub Financial Administrator

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The Huntington National Bank has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (“Citi”). Out of the fees paid by the Funds, The Huntington National Bank pays Citi for these services based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances.

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Citi charges the Funds directly or indirectly for certain operational and expenses tax services.

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Custody Services

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The Huntington National Bank serves as each of the Funds’ custodian, except the VA International Equity Fund, and receives a maximum fee of 0.026% of each Fund’s ADNA, plus out-of-pocket expenses. In addition, The Huntington National Bank will receive an additional surcharge of 0.005 of 1.00% on the average daily net non-domestic assets of the VA Situs Fund. State Street Bank and Trust Company (“State Street”) serves as custodian for the VA International Equity Fund. The Bank of New York serves as sub-custodian of the VA Real Strategies Fund and the VA Situs Fund.

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PFPC Trust Company serves as sub-custodian for the securities lending program and retains a portion of earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

Transfer Agency Services

Unified Fund Services, Inc. (“Unified”), Indianapolis, IN, serves as the transfer agent and dividend disbursing agent for the Trust.

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Pursuant to a definitive agreement of purchase signed on December 31, 2006, Unified became a wholly owned subsidiary of HBI. For its services, Unified is entitled to receive a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $6,000 per variable annuity portfolio. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

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Distribution of the Funds

Edgewood Services, Inc. (Distributor), whose address is 5800 Corporate Drive, Pittsburgh, PA 15237, serves as the Distributor of the Funds offered by this Prospectus. The Distributor is a subsidiary of Federated Investors, Inc.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor or its affiliates (including Federated Services Company) out of its reasonable resources and profits or from any source available to it, including amounts made available by the Advisor and its affiliates out of their reasonable resources and profits. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

The Funds are authorized to pay financial institutions (primarily life insurance companies), a fee at the maximum annual rate of 0.25% of the average daily net assets of Shares for which a financial institution provides shareholder and/or recordkeeping services. In addition, the Distributor, Advisor and their affiliates may pay out of their own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell Shares of the Funds to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. You can ask your financial intermediary for information about any payments it receives from the Distributor, Advisor and their affiliates, or the Funds and any services the financial intermediary provides. The SAI contains additional information on the types of additional payments that may be paid.

Mixed Funding and Shared Funding

As noted previously, the Funds were established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of participating insurance companies. The Trust is permitted to engage in “mixed funding” (using shares as investments for both variable annuity contracts and variable life insurance policies) and “shared funding” (using shares as investments for separate accounts of unaffiliated life insurance companies) pursuant to an exemption from the SEC, and currently is engaged in shared funding arrangements and must comply with conditions of the SEC exemption that are designed to protect investors in the Funds. Although the Funds do not currently see any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the SEC only requires the Trustees to monitor the operation of mixed funding and shared funding arrangements, and to consider appropriate action to avoid material conflicts, and to take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in a Fund.

Dividends and Distributions

Each of the Funds offered by this Prospectus declares and pays dividends on investment income annually. The Fund also makes distributions of net capital gains, if any, at least annually.

All dividends and distributions payable to a shareholder will be automatically reinvested in additional Shares of the respective VA Portfolio unless an election is made on behalf of a participating insurance company to receive some or all of a dividend or distribution in cash.

Tax Consequences

There are many important tax consequences associated with investment in a VA Portfolio. Please read the insurance contract prospectus provided by the participating insurance company and consult your tax advisor regarding the specific federal, state and local tax consequences applicable to your investment.

Each Fund intends to qualify as a “regulated investment company” for U.S. federal income tax purposes and to meet all other requirements necessary for it to be relieved of U.S. federal income taxes on income and gains it distributes to the separate accounts. Each Fund will distribute any net investment income and net realized capital gains at least annually.

Generally, owners of variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity contracts, the separate accounts underlying such contracts, as well as the Funds in which such accounts invest, must meet certain diversification requirements.

Each of the VA Portfolios intends to comply with the variable contract asset diversification regulations of the Internal Revenue Service. If a Fund fails to comply with these regulations, contracts invested in the Fund will not be treated as an annuity, endowment or life insurance contract under the Code, and income allocable to the contracts would be taxable currently to the holders of such contracts.

Under recently enacted Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of Fund shares.

Financial Information

Financial Highlights

The financial highlights tables that follow do not reflect any charges or expenses that would be imposed under a variable annuity or life insurance product contracts. Were the effect of such charges to be included, your costs would be higher and share performance would be lower.

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The financial highlights tables are intended to help you understand a Fund’s financial performance for the periods ended December 31. Certain information reflects financial results for a single Fund unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements, which, for the years ended December 31, 2007, 2006, 2005 and 2004, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available at the Fund’s website, www.huntingtonvafunds.com. The information for years or periods ended prior to 2004 has been audited by another independent registered public accounting firm.

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Financial Highlights

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(For a share outstanding throughout each period)

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Year ended December 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Distributions from Tax Return of Capital	Total Distributions

Huntington VA Dividend Capture Fund
2003	$ 9.81	0.33	1.76	2.09	(0.36)	--	--	(0.36)
2004	$ 11.54	0.47	1.10	1.57	(0.01)	(0.16)	--	(0.17)
2005	$ 12.94	0.39	0.07	0.46	(0.39)	(0.60)	--	(0.99)
2006	$ 12.41	0.47	1.49	1.96	(0.46)	(0.30)	--	(0.76)
2007	$ 13.61	0.47	(1.20)	(0.73)	(0.46)	(0.65)	--	(1.11)
Huntington VA Growth Fund
2003	$ 7.32	0.02	1.15	1.17	(0.02)	--	--	(0.02)
2004	$ 8.47	0.04	0.44	0.48	-- (2)	--	--	-- (2)
2005	$ 8.95	0.04	0.02	0.06	(0.04)	-- (2)	--	(0.04)
2006	$ 8.97	0.04	0.65	0.69	(0.04)	(0.11)	--	(0.15)
2007	$ 9.51	0.05	1.34	1.39	(0.04)	-- (2)	--	(0.04)
Huntington VA Income Equity Fund
2003	$ 8.88	0.20	1.43	1.63	(0.20)	--	--	(0.20)
2004	$ 10.31	0.20	1.20	1.40	--	(0.09)	--	(0.09)
2005	$ 11.62	0.23	0.12	0.35	(0.19)	--	--	(0.19)
2006	$ 11.78	0.24	1.20	1.44	(0.24)	(0.36)	--	(0.60)
2007	$ 12.62	0.27	(0.10)	0.17	(0.24)	(0.44)	--	(0.68)
Huntington VA International Equity Fund
2004(4)	$ 10.00	0.03	1.10	1.13	(0.06)	--	--	(0.06)
2005	$ 11.07	0.06	1.62	1.68	(0.06)	(0.02)	--	(0.08)
2006	$ 12.67	0.13	3.14	3.27	(0.11)	(0.08)	--	(0.19)
2007	$ 15.75	0.16	1.99	2.15	-- (2)	(0.03)	--	(0.03)
Huntington VA Macro 100 Fund
2004(4)	$ 10.00	0.05	1.08	1.13	--	--	--	--
2005	$ 11.13	(0.01)	0.58	0.57	(0.02)	--	--	(0.02)
2006	$ 11.68	0.05	0.79	0.84	(0.02)	(0.14)	--	(0.16)
2007	$ 12.36	0.05	(0.34)	(0.29)	(0.05)	(1.70)	(0.18)	(1.93)
Huntington VA Mid Corp America Fund
2003	$ 9.70	0.01	2.86	2.87	(0.01)	(0.01)	--	(0.02)
2004	$ 12.55	0.02	2.10	2.12	-- (2)	--	--	-- (2)
2005	$ 14.67	0.07	1.79	1.86	(0.02)	(0.02)	--	(0.04)
2006	$ 16.49	0.11	1.07	1.18	(0.07)	(0.20)	--	(0.27)
2007	$ 17.40	0.11	1.42	1.53	(0.11)	(0.21)	--	(0.32)
Huntington VA New Economy Fund
2003	$ 9.41	(0.02)	2.99	2.97	--	--	--	--
2004	$ 12.38	(0.03)	2.31	2.28	--	(0.28)	--	(0.28)
2005	$ 14.38	0.02	1.88	1.90	--	(0.01)	--	(0.01)
2006	$ 16.27	0.04	1.62	1.66	(0.02)	(0.25)	--	(0.27)
2007	$ 17.66	0.10	2.10	2.20	(0.03)	(0.38)	--	(0.41)
Huntington VA Real Strategies Fund
2007(8)	$ 10.00	0.16	1.34	1.50	--	--	--	--
Huntington VA Rotating Markets Fund
2003	$ 8.87	0.06	2.10	2.16	--	--	--	--
2004	$ 11.03	0.07	1.17	1.24	(0.05)	(0.33)	--	(0.38)
2005	$ 11.89	0.09	1.04	1.13	(0.08)	(0.24)	--	(0.32)
2006	$ 12.70	0.14	2.29	2.43	(0.09)	(0.47)	--	(0.56)
2007	$ 14.57	0.15	1.16	1.31	(0.13)	(0.71)	--	(0.84)

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(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

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(2) Amount is less than $0.005.

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(3) The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (unaudited).

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(4) Reflects operations for the period from May 3, 2004 (commencement of operations) to December 31, 2004.

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(5) Not annualized.

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(6) Computed on an annualized basis.

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(7) The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals (unaudited).

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(8) Reflects operations for the period from August 31, 2007 (commencement of operations) to December 31, 2007.

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(9) Does not include the effect of expenses of underlying funds.

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Financial Highlights (continued)

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(For a share outstanding throughout each period)

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Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

$ 11.54	21.36%	1.00%	5.22%	1.01%	5.21%	$ 17,360	87%
$ 12.94	13.75%	0.95%	4.72%	0.95%	4.72%	$ 31,782	88%
$ 12.41	3.59%	0.93%	4.41%	0.93%	4.41%	$ 44,194	111%
$ 13.61	16.59%	0.92%	3.90%	0.92%	3.90%	$ 53,671	94%
$ 11.77	(6.13)%	0.92%	3.82%	0.92%	3.82%	$ 51,243	85%

$ 8.47	15.95%	1.00%	0.32%	1.00%	0.32%	$ 12,065	4%
$ 8.95	5.67%	0.95%	0.59%	0.95%	0.59%	$ 17,933	11%
$ 8.97	0.72%	0.95%	0.45%	0.95%	0.45%	$ 19,974	15%
$ 9.51	7.76%	0.93%	0.48%	0.93%	0.48%	$ 21,191	19%
$ 10.86	14.70%	0.94%	0.52%	0.96%	0.50%	$ 23,172	111%(3)

$ 10.31	18.43%	1.00%	2.63%	1.00%	2.63%	$ 21,232	97%
$ 11.62	13.66%	0.93%	2.00%	0.93%	2.00%	$ 31,348	47%
$ 11.78	2.98%	0.93%	2.15%	0.93%	2.15%	$ 35,337	53%
$ 12.62	12.59%	0.92%	2.03%	0.92%	2.03%	$ 38,614	73%
$ 12.11	0.94%	0.91%	1.97%	0.91%	1.97%	$ 36,332	116%

$ 11.07	11.26%(5)	1.00%(6)	0.56%(6)	1.76%(6)	(0.20)%(6)	$ 403	31%
$ 12.67	15.21%	1.00%	0.96%	1.78%	0.18%	$ 2,161	7%
$ 15.75	25.84%	0.97%	1.31%	1.06%	1.22%	$ 7,666	10%
$ 17.87	13.70%	0.98%	1.12%	1.13%	0.97%	$ 14,377	21%

$ 11.13	11.30%(5)	1.00%(6)	1.62%(6)	1.05%(6)	1.57%(6)	$ 2,324	1%
$ 11.68	5.14%	1.00%	0.28%	1.04%	0.23%	$ 7,749	82%
$ 12.36	7.26%	0.97%	0.49%	0.97%	0.49%	$ 10,138	213%(7)
$ 10.14	(2.79)%	0.95%	0.45%	0.95%	0.45%	$ 9,773	148%

$ 12.55	29.63%	1.00%	0.20%	1.00%	0.20%	$ 10,352	25%
$ 14.67	16.91%	0.95%	0.17%	0.95%	0.17%	$ 17,805	10%
$ 16.49	12.67%	0.95%	0.49%	0.95%	0.49%	$ 25,215	7%
$ 17.40	7.24%	0.93%	0.65%	0.93%	0.65%	$ 28,814	8%
$ 18.61	8.75%	0.92%	0.56%	0.92%	0.56%	$ 30,392	16%

$ 12.38	31.56%	1.00%	(0.28)%	1.05%	(0.33)%	$ 2,998	80%
$ 14.38	18.75%	0.98%	(0.31)%	0.98%	(0.31)%	$ 5,881	18%
$ 16.27	13.24%	1.00%	0.18%	1.02%	0.16%	$ 10,737	49%
$ 17.66	10.28%	0.96%	0.24%	0.96%	0.24%	$ 15,127	51%
$ 19.45	12.50%	0.94%	0.59%	0.94%	0.59%	$ 18,972	102%(3)

$ 11.50	15.00%(5)	1.00%(6)	4.35%(6)	7.01%(6)	(1.65)%(6)	$ 241	34%

$ 11.03	24.35%	1.00%(9)	1.02%(9)	1.06%(9)	0.96%(9)	$ 4,219	151%
$ 11.89	11.63%	0.98%(9)	0.77%(9)	0.98%(9)	0.77%(9)	$ 6,152	81%
$ 12.70	9.66%	1.00%(9)	0.75%(9)	1.00%(9)	0.75%(9)	$ 6,847	44%
$ 14.57	19.61%	0.97%(9)	1.08%(9)	0.97%(9)	1.08%(9)	$ 8,558	31%
$ 15.04	9.03%	0.98%(9)	1.17%(9)	0.98%(9)	1.17%(9)	$ 10,538	49%

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Financial Highlights (continued)

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(For a share outstanding throughout each period)

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Year ended December 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Total Distributions

Huntington VA Situs Fund
2004(2)	$ 10.00	(0.01)	1.98	1.97	--	--	--
2005	$ 11.97	(0.01)	2.07	2.06	-- (5)	(0.08)	(0.08)
2006	$ 13.95	-- (5)	0.68	0.68	(0.01)	(0.18)	(0.19)
2007	$ 14.44	0.02	1.60	1.62	(0.05)	(0.86)	(0.91)
Huntington VA Mortgage Securities Fund
2004(2)	$ 10.00	0.18	0.41	0.59	--	--	--
2005	$ 10.59	0.37 (6)	(0.24)	0.13	(0.07)	--	(0.07)
2006	$ 10.65	0.43 (6)	0.20	0.63	(0.14)	--	(0.14)
2007	$ 11.14	0.46 (6)	(0.04)	0.42	(0.24)	-- (5)	(0.24)

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(1) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

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(2) Reflects operations for the period from May 3, 2004 (commencement of operations) to December 31, 2004.

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(3) Not annualized.

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(4) Computed on an annualized basis.

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(5) Amount is less than $0.005.

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(6) Per share net investment income (loss) has been calculated using the average daily shares method.

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Financial Highlights (continued)

(For a share outstanding throughout each period)

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Net Asset Value, End of Period	Total Return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

$ 11.97	19.70%(3)	1.00%(4)	(0.19)%(4)	1.19%(4)	(0.38)%(4)	$ 1,319	3%
$ 13.95	17.18%	0.99%	(0.19)%	1.05%	(0.25)%	$ 8,003	10%
$ 14.44	4.84%	0.95%	0.01%	0.95%	0.01%	$ 14,402	17%
$ 15.15	11.37%	0.94%	0.19%	0.94%	0.19%	$ 19,246	29%

$ 10.59	5.90%(3)	1.00%(4)	3.42%(4)	1.33%(4)	3.09%(4)	$ 407	51%
$ 10.65	1.25%	1.00%	3.53%	1.50%	3.03%	$ 3,208	19%
$ 11.14	5.89%	0.99%	3.99%	1.15%	3.83%	$ 7,132	36%
$ 11.32	3.93%	1.00%	4.09%	1.07%	4.02%	$ 10,249	17%

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Additional Investment Strategies

Fundamental Investment Policies

The following are fundamental policies of the indicated Fund:

VA Growth Fund

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  at least 65% of total assets invested in equity securities.

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Additional Investment Information

VA Rotating Markets Fund.  Both in current market conditions and, more importantly, over longer time periods, the Advisor believes that rotating investments among equity market segments, each of which may be representative of one or more indices, holds the most promise of maximizing performance for Fund shareholders. The Advisor believes that a focus on investing in stocks representative of one of four equity market segments (i.e., small-cap, mid-cap, large-cap and global) will offer the greatest potential for capital appreciation. At any given time, the Fund will be invested (with the exception of cash and short-term securities) in one of the four equity market segments as selected by the Advisor from time to time. While there is no present intention to do so, it is possible that, in the future, the Advisor will seek to add other market segments for possible investments, subject to modification of the prospectus to reflect such a change. In addition, the Advisor will retain the flexibility to invest in growth and/or value stocks based on its expectation of what will provide the greatest potential for capital appreciation at any given time. The Advisor does not intend to concentrate in any particular industry or sector. As a result, the Advisor retains a broad mandate and discretion to invest in those stocks in a market segment that it believes are best positioned at any time to provide shareholders with capital appreciation. There is no guarantee that the Advisor will be able to predict the equity market segment that offers the greatest return or the timing of rotations among equity market segments. To the extent the Fund invests in index-based securities an investor will bear not only a proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the issuer of the index-based security. In addition, an investor will bear his proportionate share of expenses, if any, related to the distribution of the Fund’s Shares, and he/she may also indirectly bear transaction fees paid by the Fund incurred in the purchase of index-based securities. Finally, an investor should recognize that, as a result of the Fund’s ability to invest in index-based securities, he/she may receive taxable capital gains distributions to a greater extent than would be the case if he/she invested directly in the securities comprising the index.

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VA Real Strategies Fund. The Fund may invest in an affiliated money market fund or short-term investments in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions. In the event that the Fund does not have sufficient cash for these purposes, it could incur overdrafts, enter into reverse repurchase agreements or otherwise borrow money in accordance with its investment limitations.

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Currently, U.S. tax laws prevent the Fund from investing more than 25% of its assets in companies treated as qualified publicly traded partnerships (such as MLPs and certain ETCFs). Such laws also limit the Fund’s ability to invest directly in real estate and commodities, in derivative contracts for real estate or commodities, and in other types of partnerships or trusts (other than REITs) that make such direct or derivative investments. Consequently, the Fund will need to invest in securities issued by real estate-related and commodity-related businesses and IPS that are affected only indirectly by changing prices for real estate and commodities. IPS may include non-U.S. dollar denominated fixed income securities issued by foreign governments, their agencies and instrumentalities or corporations, and related derivative contracts. The Fund also may invest in fixed income securities denominated in another currency if the Advisor expects favorable global market conditions to increase the exchange rate of such currency against the U.S. dollar. IPS also may include certain CMOs that historically have outperformed other types of fixed income securities during periods of increased inflation or rising interest rates.

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The Fund will from time to time sell options on securities and may employ financial futures contracts to earn income from the premiums. For example, the Fund may sell a put option for a security with the expectation that the price of the security will probably remain above the strike price of the option, so that the option will not be exercised. If the price of the security or contract does not behave as expected, the Fund may have to purchase the underlying security or contract for more than its market value, in the case of a put option, or sell a security or contract for less than its market value, in the case of a call option.

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Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for more details about the securities in which the Funds may invest.

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Fund Name	Fund Code

VA Dividend Capture Fund	1
VA Growth Fund	2
VA Income Equity Fund	3
VA International Equity Fund	4
VA Macro 100 Fund	5
VA Mid Corp America Fund	6
VA New Economy Fund	7
VA Real Strategies Fund	8
VA Rotating Markets Fund	9
VA Situs Fund	10
VA Mortgage Securities Fund	11

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Instrument	Fund Code	Risk Type

American Depository Receipts (“ADRs”): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. ADRs pay dividends in U.S. dollars. Generally, ADRs are designed for trading in the U.S. securities market.

	1-10	Market Political Foreign Investment Currency Risk Foreign Custodial Services and Related Investment Costs

Asset-Backed Securities: Securities backed by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or assets.

	7, 10, 11	Prepayment Market Credit Regulatory Extension Risk

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	1-7, 9-11	Credit Liquidity Market

Bonds: Bonds or fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a bond or a fixed income security must repay the principal amount of the security, normally within a specified time. Bonds or fixed income securities provide more regular income than equity securities. However, the returns on bonds or fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of bonds or fixed income securities as a compared to equity securities.

	1-11	Market Credit Liquidity Prepayment Extension

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Funds will sell only covered call and secured put options. Those Funds that are authorized to write or purchase put and call options must cover such options and may buy bonds’ existing option contraction known as “closing transactions”.

	1-11	Management Liquidity Credit Market Leverage

Certificates of Deposit: Negotiable instruments with a stated maturity.	1-7, 9-11	Market Credit Liquidity

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	1-7, 9-11	Credit Liquidity Market

Common Stock: Shares of ownership of a company.	1-11	Market

Convertible Securities: Bonds or preferred stock that convert to common stock.	1-11	Credit Market

Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.

	1-7, 9-11	Market Liquidity Management

Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swap agreements, and some mortgage-backed securities.

	1-11	Management Market Credit Liquidity Leverage

European Depositary Receipts (“EDRs”): EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, EDRs are designed for trading in European securities markets.

	4, 5, 7, 8, 9, 10	Market Political Foreign Investment Currency Foreign Custodial Services and Related Investment Costs

Exchange-Traded Commodity Funds (ETCFs): ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).	8	Market Agriculture Energy Diversification Mineral and Mining Real Estate/REIT Tax Liquidity Fee Layering

Exchange-Traded Funds (ETFs): The Funds may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

	1-10	Market Tax Liquidity Fee Layering Leverage

Foreign Securities: Stocks issued by foreign companies including ADRs, European Depositary Receipts and Global Depository Receipts, as well as commercial paper of foreign issuers and obligations of foreign governments, companies, banks, overseas branches of U.S. banks or supranational entities.

	1-10	Market Political Foreign Investment Liquidity

Forward Foreign Currency Contracts: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated.

	1-10	Management Liquidity Credit Market Political Leverage Foreign Investment Currency Foreign Custodial Services and Related Investment Costs

Foreign Exchange Contracts: Spot currency trades whereby one currency is exchanged for another. The Fund may also enter into derivative contracts in which a foreign currency is an underlying contract.	4, 9, 10	Management Liquidity Credit Market Political Leverage

Futures and Related Options: A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The aggregate value of options on securities (long puts and calls) will not exceed 10% of a Fund’s net assets at the time it purchases the options. Each Fund will limit obligations under futures, options on futures, and options on securities to no more than 25% of the Fund’s assets. Futures contracts are considered to be commodity contracts. The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a commodity pool operator under the Act.

	1-11	Management Market Credit Liquidity Leverage

Global Depositary Receipts (“GDRs”): GDRs are securities, typically issued globally by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, GDRs are designed for trading in non-U.S. securities markets.

	4, 5, 7, 8, 9, 10	Market Political Foreign Investment Currency Foreign Custodial Services and Related Investment Costs

Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the Fund has estimated for them. The Funds may invest up to 15% of their assets in illiquid securities.

	1-11	Liquidity Market

Index-Based Securities: Index-based securities such as: iShares Russell 2000 Index Fund, Standard & Poor’s Depository Receipts and NASDAQ-100 Index Tracking Stock (“NASDAQ 100”), include exchange traded funds and represent ownership in an investment portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the Russell 2000 Index or the NASDAQ-100. Index-based securities entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less expenses.

	1-10	Market

Inflation-Protected Securities: Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

	8	Market Inflation-Protection Security Credit

Interests in Other Business Organizations: Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Internal Revenue Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (MLP) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Internal Revenue Code.

	1, 2, 4-8, 10	Market Foreign Investment Currency Custodial and Related Investment Costs Tax

Investment Company Securities: Shares of registered investment companies. These may include Huntington Money Market Funds and other registered investment companies for which the Advisor or any of its affiliates serves as investment advisor, administrator or distributor. Investment company securities may also include index-based securities. Shares of most index-based securities are listed and traded on stock exchanges at market prices, although some Shares may be redeemable at NAV for cash or securities. Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with its investment strategy. As with traditional mutual funds, index-based securities charge asset-based fees, although these fees tend to be relatively low. Index-based securities generally do not charge initial sales charges or redemption fees but investors pay customary brokerage commissions and fees to buy and sell index-based security shares. Except for the VA Rotating Markets Fund, each of the Funds generally may invest up to 5% of its assets in the Shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company and may not invest more than 10% of its assets in the Shares of other registered investment companies (“3, 5, 10% limits”). However, each of the Funds may invest up to 25% of its assets in the Interfund Shares of the Huntington Money Market Fund, pursuant to an SEC exemptive order. In addition, pursuant to new exemptive rules, the Funds may exceed the general 3, 5, 10% limits subject to certain conditions of the rules. The VA Rotating Markets Fund may invest all or a portion of its assets in the Shares of any one investment company or investment companies, but may not own more than 3% of the securities of any one investment company. If the VA Rotating Markets Fund owns more than 1% of the Shares of an investment company, that portion that exceeds 1% may be considered illiquid and would be subject to the limitation on investing in illiquid securities. As a shareholder of another investment company, the Fund will indirectly bear investment management fees and other fees and expenses of that other investment company, which are in addition to the management and other fees the Fund pays its own Advisor.

	1-11	Market

Investment-Grade Securities:  Securities rated BBB or higher by Standard & Poor’s; Baa or better by Moody’s; similarly rated by other nationally recognized rating organizations; or, if not rated, determined to be of comparably high quality by the Advisor.

	1-11	Market Credit

Money Market Instruments: Investment-grade, U.S. dollar-denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

	1-11	Market Credit

Mortgage-Backed Securities: Bonds backed by real estate loans and pools of loans. These include CMOs and real estate mortgage investment conduits (“REMICs”).	1-7, 9-11	Prepayment Market Credit Regulatory Extension

Mortgage Dollar Rolls: A transaction in which a Fund sells security for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	11	Prepayment Market Regulatory Extension

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities (single family revenue bonds). There are two general types of municipal bonds: General-Obligation Bonds, which are secured by the taxing power of the issuer and Revenue Bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (“COPs”); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (“Mello-Roos”) issues which are secured by taxes on specific real estate parcels; hospital revenue; and industrial development bonds that are secured by the financial resources of a private company.

	3, 11	Market Credit Political Tax Regulatory

Obligations of Supranational Agencies: Securities issued by supranational agencies that are chartered to promote economic development and are supported by various governments and government agencies.	4, 9, 10	Credit Foreign Investment Foreign Custodial and Related Investment Costs

Options on Currencies: A Fund may buy put options and sell covered call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets). A covered call option means the Fund will own an equal amount of the underlying foreign currency. Currency options help a Fund manage its exposure to changes in the value of the U.S. dollar relative to other currencies. If a Fund sells a put option on a foreign currency, it will establish a segregated account with its Custodian consisting of cash, U.S. government securities or other liquid high-grade bonds in an amount equal to the amount the Fund would be required to pay if the put is exercised.

	1-10	Management Liquidity Credit Market Political Leverage Foreign Investment Currency Foreign Custodial Services and Related Investment Costs

Preferred Stocks: Equity securities that generally pay dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.

	1-11	Market

Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate loans or interest.	1-11	Liquidity Management Market Regulatory Tax Prepayment Extension Real Estate/REIT

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-11	Market

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-11	Market Leverage

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities. Restricted securities may be either liquid or illiquid securities.

	1-11	Liquidity Market

Securities Lending: All Funds may each lend up to 33 1/3% of their total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily.

	1-11	Market Liquidity Leverage

Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	3, 11	Credit Liquidity Market Tax

Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	1-7, 9-11	Liquidity Credit Market

Treasury Receipts: Treasury receipts, Treasury investment growth receipts, and certificates of accrual of Treasury securities.	1-10	Market

Unit Investment Trusts: A type of investment company, registered with the SEC under the Investment Company Act of 1940, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Certain exchange traded funds are organized as unit investment trusts.

	1-11	Market

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States government and some GSE securities are not. GSE securities backed by the full faith and credit of the United States government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds. GSE securities not backed by the full faith and credit of the United States government but that receive support through federal subsidies, loans or other benefits include the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Tennessee Valley Authority in support of such obligations. Other GSE securities are not backed by the full faith and credit of the United States government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation. Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

	1-11	Market Credit

U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.	1-11	Market

Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a Fund on demand.	1-11	Credit Liquidity Market

Warrants: Securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically issued with preferred stock and bonds.	1-11	Market Credit

When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-11	Market Leverage Liquidity Credit

Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.

	1-11	Market Credit

Zero-Coupon Securities: Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity.

	1-11	Credit Market Zero Coupon Liquidity Prepayment Extension

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Glossary of Investment Risks

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading “What are the main risks of investing in this Fund?” in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

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Active Trading Risk. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

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Agriculture Risks. The Fund’s investments in agriculture-related companies are subject to the same risks as direct investments in agricultural commodities. Agricultural commodity prices rise and fall in response to many factors, including: drought, floods, weather, diseases, embargoes, tariffs and international economic, political and regulatory developments. These factors could lead to significant and rapid fluctuations in the value of ETCFs investing in agricultural commodities or in derivative contracts for agricultural commodities. Fluctuations in prices for agricultural commodities also may affect indirectly the value of companies whose businesses depend upon or otherwise relate to such agricultural commodities.

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Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

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Concentration Risk. When the Fund invests more than 25% of its net assets in a particular asset class (such as real estate-related or commodities-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

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Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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Energy Risks. To the extent that the Fund invests in energy-related companies, it takes on additional risks. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of the Fund’s energy-related investments, particularly ETCFs that invest in derivative contracts for fossil fuels and electricity and MLPs engaged in their production or generation, including significant and rapid increases and decreases in value from time to time.

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Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Extension Risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

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Fee Layering. The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as ETCFs and investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

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Foreign Custodial Services and Related Investment Costs. Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Hedging. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a Fund’s hedging transactions will be effective.

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Inflation-Protected Securities Risks. While IPS adjust in response to inflation as measured by a specific price index, the value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of IPS may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the IPS. IPS may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

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In addition, any increase in principal value of an IPS caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in IPS, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

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Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investment Style Risk. The risk that the particular type of investment on which a Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market.

Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk. Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund’s risk of loss and potential for gain.

Liquidity Risk. Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk. The risk that a strategy used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Mid/Small Cap Stock Risk. To the extent that a Fund invests in small-cap and mid-cap stocks, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

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Mineral and Mining Risks. The Fund’s investments in mineral or mining-related companies are subject to the same risks as direct investments in minerals. Mineral prices rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals and minerals. These factors could lead to significant and rapid fluctuations in the value of mining companies and ETCFs investing in mineral commodities or in derivative contracts for mineral commodities. Fluctuations in prices for mineral commodities also may affect indirectly the value of other companies whose businesses depend upon or otherwise relate to such mineral commodities.

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Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

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Portfolio Turnover Risks. Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

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Prepayment Risk. Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

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The Internal Revenue Code limits a Fund’s investment in “publicly traded partnerships,” including MLPs and certain ETCFs, to not more than 25% of its assets. Federal tax regulations also limit the amount of the Fund’s income in any taxable year that may be attributable to other types of ETCFs. Failure to adhere to these limitations could require the Fund to pay taxes on all net income and gains earned in any taxable year.


Value Investing Risk. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

More information about the Funds is available free upon request, including the following:

Annual and Semi-Annual Reports
The Semi-Annual Report includes unaudited information about the performance of the Funds, portfolio holdings and other financial information. The Annual Report includes similar audited information as well as a discussion by each Fund’s portfolio manager of recent market conditions, economic trends and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Funds and their policies as well as the Funds’ policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

The SAI contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities. These documents, as well as additional information about the Funds (including portfolio holdings, performance and distributions), are also available on The Huntington Funds’ website at www.huntingtonvafunds.com

Huntington Asset Advisors, Inc., a wholly owned subsidiary of The Huntington National Bank, is the Advisor to the Funds.

Laffer Investments, Inc. is the Sub-Advisor to the Huntington VA Macro 100 Fund.

Edgewood Services, Inc. is the Distributor and is not affiliated with The Huntington National Bank.
To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries:

Call
(800) 253-0412

Write
The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110

Log on to the Internet
You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. The SEC’s website contains text-only versions of The Huntington Funds’ documents.

Contact the SEC

Call (202) 551-8090 about visiting the SEC’s Public Reference Room in Washington D.C. to review and copy information about the Funds.


Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C.
20549-0102.


Cusip 446771305	Cusip 446771875	Cusip 446771701
Cusip 446771206	Cusip 446771503	Cusip 446771883
Cusip 446771107	Cusip 446771602	Cusip 446771867
Cusip 446771800	Cusip 446327215


[Logo of Huntington Funds]

The Huntington Funds Shareholder Services: 1-800-253-0412,


The Huntington Investment Company, Member FINRA/SIPC, a Registered Investment Advisor and a wholly-owned subsidiary of Huntington Bancshares Incorporated: 1-800-322-4600


Not A Deposit * Not FDIC Insured * May Lose Value * No Bank Guarantee * Not Insured By Any Government Agency

[Logo of Huntington Funds]

The Huntington Funds Shareholder Services:
1-800-253-0412


The Huntington Investment Company, Member FINRA/SIPC,
a Registered Investment Advisor and a wholly-owned
subsidiary of Huntington Bancshares Incorporated:
1-800-322-4600


The Huntington Funds’ Investment Company Act
registration number is 811-5010.


THE HUNTINGTON FUNDS

Equity Funds
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund
Huntington VA Real Strategies Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Fund (formerly, Huntington VA Situs Small Cap Fund)

Income Fund
Huntington VA Mortgage Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) contains information which may be of interest to investors in The Huntington Funds but which is not included in the Prospectus. This SAI is not a Prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus for The Huntington Funds dated May 1, 2008. This SAI should be read together with the Prospectus. The SAI incorporates by reference the Funds' Annual Report.  Investors may obtain a free copy of a Prospectus or Annual Report by calling The Huntington Funds at 800-253-0412. These documents are also available on the Funds’ website at www.huntingtonvafunds.com.  Capitalized terms used but not defined in this SAI have the same meaning as set forth in the Prospectus.

May 1, 2008

DEFINITIONS	1
HOW ARE THE FUNDS ORGANIZED?	2
SECURITIES IN WHICH THE FUNDS INVEST	3
INVESTMENT PRACTICES	7
Adjustable Rate Notes	7
American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”)	7
Asset-backed Securities (Non-mortgage)	7
Common Stock	8
Convertible Securities	8
Corporate Debt (Including Bonds, Notes and Debentures)	8
Credit-Enhanced Securities	8
Defensive Investments	8
Equity Securities	9
Exchange Traded Commodity Funds (ETCFs)	9
Exchange Traded Funds (ETFs)	9
Fixed Income Securities	9
Foreign Currency Options	9
Foreign Currency Transactions	10
Forward Foreign Currency and Foreign Currency Futures Contracts	10
Foreign Securities	11
Futures Contracts and Options on Futures Contracts	12
Index-Based Securities	14
Index Futures Contracts and Options on Index Futures Contracts	15
Inflation Protected Securities	16
Interests in Other Business Organizations	16
Money Market Instruments	16
Bank Obligations	17
Variable Rate Demand Notes	17
Money Market Mutual Funds	18
Mortgage Dollar Roll Transactions	18
Mortgage-related Securities	18
Mortgage Pass-through Securities	19
Adjustable Rate Mortgage Securities	19
Derivative Mortgage Securities	20
Options	22
Preferred Stock	24
Real Estate Investment Trusts	24
Repurchase Agreements	24
Restricted and Illiquid Securities	24
Reverse Repurchase Agreements	25
Securities Lending	25
Securities of Other Investment Companies	25
Small Cap/Special Equity Situation Securities	26
U.S. Government Securities	26
Warrants	27
When-issued and Delayed Delivery Transactions	27
Zero-Coupon Securities	27
INVESTMENT RISKS	28
Call Risk	28
Credit (or Default) Risk	28
Currency Risk	28
Derivative Contracts Risk	29
Equity Risk	29
Exchange-Traded Funds Risk	29
Extension Risk	29
Foreign Custodial Services and Related Investment Costs	30
Foreign Investment Risk	30
Index-Based Securities Risk	30
Interest Rate Risk	30
Investment Style Risk	30
Leverage Risk	31
Liquidity Risk	31
Market Risk	31
Prepayment Risk	31
Real Estate/REIT Risk	31
Security-Specific Risk	31
INVESTMENT RESTRICTIONS	32
PORTFOLIO TURNOVER	34
VALUATION	35
WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS	36
FEES PAID BY THE FUNDS FOR SERVICES	55
PRINCIPAL HOLDERS OF SECURITIES	57
SHAREHOLDER RIGHTS	58
ADDITIONAL INFORMATION ON PURCHASES, EXCHANGES AND REDEMPTIONS	59
TAXES	59
DIVIDENDS AND DISTRIBUTIONS	62
PERFORMANCE INFORMATION	62
FINANCIAL STATEMENTS	63
INVESTMENT RATINGS	63
ADDRESSES	68
APPENDIX	70

Definitions

For convenience, we will use the following terms throughout this SAI.

“Advisers Act”	--	Investment Advisers Act of 1940.

“Advisor”	--	Huntington Asset Advisors, Inc., the Trust’s investment advisor.

“Code”	--	Internal Revenue Code of 1986, as amended.

“Distributor”	--	Edgewood Services, Inc., the Trust’s distributor.

“Federated”	--	Federated Services Company, the Trust’s sub-administrator.

“Funds”	--	Each of the separate investment portfolios covered by this SAI.

“Huntington Bank”	--	The Huntington National Bank, the administrator, fund accountant and custodian of the Funds.

“Independent Trustees”	--	Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act.

“Interested Trustees”	--	Trustees who are “interested persons” of the Trust, as defined in the 1940 Act.

“1940 Act”	--	Investment Company Act of 1940.

“NRSRO”	--	Nationally Recognized Statistical Ratings Organization such as Moody's Investors Service (Moody’s) or Standard & Poor's (S&P).

“Sub-Advisor”	--	Laffer Investments, Inc., the Huntington VA Macro 100 Fund’s sub-advisor.

“Prospectus”	--	The Prospectus of the Funds.

“Trust”	--	The Huntington Funds.

HOW ARE THE FUNDS ORGANIZED?

The Trust was originally two separate Massachusetts business trusts, The Huntington Funds, established on February 10, 1987 and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds on June 23, 2006. The Trust is registered under the 1940 Act, as an open-end management investment company. The Trust operates 32 separate series or mutual funds, each with its own investment objective and strategy. The 11 Funds (“VA Portfolios”) covered by this SAI  were established exclusively as investment vehicles for separate accounts offered by participating insurance companies. Each of these Funds is diversified.

Effective January 24, 2008, the Huntington VA Situs Small Cap Fund changed its name to the Huntington VA Situs Fund (“VA Situs Fund”) in connection with changes to its investment strategy to focus on U.S. and foreign equity securities whose situs, or geographical locations, give them a competitive advantage and the potential to outperform, regardless of market capitalization. While smaller companies tend to be best positioned to outperform due to situs factors and the VA Situs Fund will be permitted to invest an unlimited percentage of its assets in equity securities of small capitalization companies, the VA Situs Fund will no longer be required to invest at least 80% of its assets in equity securities of small capitalization companies.

Much of the information contained in this SAI expands upon subjects discussed in the Funds’ Prospectus. No investment in units of beneficial interest (“Shares”) of a Fund should be made without first reading the Funds’ Prospectus.

SECURITIES IN WHICH THE FUNDS INVEST

In pursuing its investment strategy, each Fund may invest in the following types of securities for any purpose that is consistent with the Fund’s investment goal. Following is a table that indicates which types of securities are:

P = Principal investment of a Fund;
A = Acceptable (but not principal) investment of a Fund; or
N = Not an acceptable investment of a Fund.

	VA Dividend Capture Fund	VA Growth Fund	VA Income Equity Fund	VA Real Strategies Fund	VA Rotating Markets Fund	VA Mid Corp America Fund
Equity Securities
Common Stocks	P	P	P	P	P	P
Preferred Stocks	P	P	P	A	A	A
Real Estate Investment Trusts	P	A	A	P	A	A
Warrants	A	A	A	A	A	A
Index Based Securities/ETFs	A	A	A	P	P	A
Interests in Other Business Organizations	A	A	N	A	N	A
Exchange Traded Commodity Funds	N	N	N	P	N	N
Fixed Income Securities
Treasury Receipts	A	A	A	A	A	A
U.S. Treasury Obligations	A	A	A	A	A	A
U.S. Government Agency Securities	A	A	A	A	A	A
Bonds	A	A	A	A	A	A
Certificates of Deposit	A	A	A	A	A	A
Corporate Debt Securities	A	A	A	A	A	A
Commercial Paper	A	A	A	A	A	A
Demand Notes	A	A	A	A	A	A
Mortgage Backed Securities	A	A	A	A	A	A
Asset Backed Securities (Non-mortgage)	N	N	N	A	N	N
Zero Coupon Securities	A	A	A	A	A	A
Bankers' Acceptances	A	A	A	A	A	A
Inflation Protected Securities	N	N	N	P	N	N
Investment Grade Securities	A	A	A	A	A	A
Convertible Securities	A	A	A	A	A	A
Tax Exempt Securities
General Obligation Bonds	N	N	A	N	N	N
Special Revenue Bonds	N	N	A	N	N	N
Tax Exempt Commercial Paper	N	N	A	N	N	N
Tax Increment Financing Bonds	N	N	A	N	N	N
Municipal Notes	N	N	A	N	N	N
Variable Rate Instruments	A	A	A	N	A	A
Municipal Leases	N	N	A	N	N	N
Foreign Securities
American Depository Receipts	A	A	A	P	A	A
European Depository Receipts	N	N	N	A	A	N
Global Depository Receipts	N	N	N	A	A	N
Foreign Forward Currency Contracts	A	A	A	A	A	A
Foreign Exchange Contracts	N	N	N	A	A	N
Obligations of Supranational Agencies	N	N	N	A	A	N

	VA New Economy Fund	VA International Equity Fund	VA Macro 100 Fund	VA Situs Fund	VA Mortgage Securities Fund
Equity Securities
Common Stocks	P	P	P	P	A
Preferred Stocks	A	P	A	A	A
Real Estate Investment Trusts	A	A	A	A	A
Warrants	A	A	A	A	A
Index Based Securities/ETFs	A	A	A	A	N
Interests in Other Business Organizations	A	A	A	A	N
Fixed Income Securities
Treasury Receipts	A	A	A	A	N
U.S. Treasury Obligations	A	A	A	A	A
U.S. Government Agency Securities	A	A	A	A	A
Bonds	A	A	A	A	A
Certificates of Deposit	A	A	A	A	A
Corporate Debt Securities	A	A	A	A	A
Commercial Paper	A	A	A	A	A
Demand Notes	A	A	A	A	A
Taxable Municipal Securities	N	N	N	N	A
Mortgage Backed Securities	A	A	A	A	P
Mortgage Dollar Rolls	N	N	N	N	A
Asset Backed Securities (Non-mortgage)	A	N	N	A	A
Zero Coupon Securities	A	A	A	A	A
Bankers' Acceptances	A	A	A	A	A
Credit Enhancement	N	N	N	N	A
Investment Grade Securities	A	A	A	A	A
Convertible Securities	A	A	A	A	A
Tax Exempt Securities
General Obligation Bonds	N	N	N	N	A
Special Revenue Bonds	N	N	N	N	A
Tax Exempt Commercial Paper	N	N	N	N	A
Tax Increment Financing Bonds	N	N	N	N	A
Municipal Notes	N	N	N	N	A
Variable Rate Instruments	A	A	A	A	A
Municipal Leases	N	N	N	N	A
Foreign Securities
American Depository Receipts	A	A	A	A	N
European Depository Receipts	A	A	A	A	N
Global Depository Receipts	A	A	A	A	N
Foreign Forward Currency Contracts	A	A	A	A	N
Foreign Exchange Contracts	N	A	N	A	N
Obligations of Supranational Agencies	N	A	N	A	N

	VA Dividend Capture Fund	VA Growth Fund	VA Income Equity Fund	VA Real Strategies Fund	VA Rotating Markets Fund	VA Mid Corp America Fund
Derivative Contracts
Call and Put Options	A	A	A	A	A	A
Futures Contracts	A	A	A	A	A	A
Options	A	A	A	A	A	A
Options on Currencies	A	A	A	A	A	A
Special Transactions
Repurchase Agreements	A	A	A	A	A	A
Reverse Repurchase Agreements	A	A	A	A	A	A
Delayed Delivery Transactions	A	A	A	A	A	A
Securities Lending	A	A	A	A	A	A
Illiquid Securities	A	A	A	A	A	A
Restricted Securities	A	A	A	A	A	A
Time Deposits	A	A	A	A	A	A
When-Issued Securities	A	A	A	A	A	A
Yankee Bonds	A	A	A	A	A	A
Investment Company Securities	A	A	A	A	A	A

	VA New Economy Fund	VA International Equity Fund	VA Macro 100 Fund	VA Situs Fund	VA Mortgage Securities Fund
Derivative Contracts
Call and Put Options	A	A	A	A	A
Futures Contracts	A	A	A	A	A
Options	A	A	A	A	A
Options on Currencies	A	A	A	A	N
Special Transactions
Repurchase Agreements	A	A	A	A	A
Reverse Repurchase Agreements	A	A	A	A	A
Delayed Delivery Transactions	A	A	A	A	A
Securities Lending	A	A	A	A	A
Illiquid Securities	A	A	A	A	A
Restricted Securities	A	A	A	A	A
Time Deposits	A	A	A	A	A
When-Issued Securities	A	A	A	A	A
Yankee Bonds	A	A	A	A	N
Investment Company Securities	A	A	A	A	A

INVESTMENT PRACTICES

The Prospectus discusses the principal investment strategies of the Funds. Below you will find more detail about the types of investments and investment practices permitted by each Fund, as noted in the preceding tables, including those which are not part of a Fund's principal investment strategy.

Adjustable Rate Notes

 The categories of Fixed Income Securities and Tax Exempt Securities may include "adjustable rate notes," which include variable rate notes and floating rate notes. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund's limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares.  EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer.  GDRs are issued globally and evidence a similar ownership arrangement.  Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets.  ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security.  Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-backed Securities (Non-mortgage)

Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

Corporate Debt (Including Bonds, Notes and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more NRSROs. See the Appendix to this SAI for a description of these ratings.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.  Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Credit-Enhanced Securities

Credit-enhanced securities are securities whose credit rating has been enhanced, typically by the existence of a guarantee, letter of credit, insurance or unconditional demand feature. In most cases, the Advisor evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer") rather than the issuer. However, except where prohibited by Rule 2a-7 under the 1940 Act, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. A default on the underlying security or other event that terminates a demand feature prior to its exercise will adversely affect the liquidity of the underlying security.

Defensive Investments

At times, the Advisor may determine that conditions in securities markets may make pursuing a Fund's principal investment strategies inconsistent with the best interests of the Fund's shareholders. At such times, the Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these temporary "defensive" strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which the Advisor considers to be of comparable quality to the acceptable investments of the Fund and other investments which the Advisor considers consistent with such strategies.

Equity Securities

Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which the Advisor believes have common stock characteristics, such as rights and warrants.

Exchange-Traded Commodity Funds (ETCFs)

ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

Exchange-Traded Funds

The Funds may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-related securities, tax-exempt securities and any other securities which provide a stream of fixed payments to the holder.

Foreign Currency Options (also see "Options")

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (so-called "OTC options"), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See "Foreign Currency Transactions."

Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes a Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors maybe disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

Foreign Currency Transactions

Foreign currency transactions include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see "Forward Foreign Currency and Foreign Currency Futures Contracts"), and purchasing and selling options on foreign currencies (see "Foreign Currency Options"). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both "transaction hedging" and "position hedging."

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to "lock in" the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both "transaction hedging" and "position hedging." See "Foreign Currency Transactions."

Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that any Fund using foreign currency futures contracts and related options will only purchase or sell them on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency a Fund is obligated to deliver.

When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

Foreign Securities (including Emerging Markets)

Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Funds may invest in depositary receipts. The Funds may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Investment in foreign securities is subject to a number of special risks.

Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

The VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund may invest in the securities of emerging market issuers. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many of such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a "long" position) a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a "short" position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract. Futures contracts are considered to be commodity contracts. The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a commodity pool operator under the Act.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Advisor expects to purchase for a Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on debt securities is subject to the Advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction over a very short time period.

Other risks. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Index-Based Securities

Index-based securities, such as Standard & Poor's Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”), World Equity Benchmark Shares (“WEBS”), and Dow Jones DIAMONDS (“Diamonds”), are usually interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange. In some cases, index-based securities may be organized as open-end management investment companies that issue redeemable shares, and therefore, operate like other mutual funds (“Exchange-Traded Funds or ETFs”).

A UIT will generally issue index-based securities in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities (Index Securities) of the applicable index  (Index), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (Balancing Amount) designed to equalize the NAV of the Index and the NAV of a Portfolio Deposit.

Index-based securities are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough index-based securities to reconstitute a Creation Unit (large aggregations of a particular index-based security). The liquidity of small holdings of index-based securities, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of index-based securities is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of index-based securities is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for index-based securities is based on a basket of stocks. Disruptions in the markets for the securities underlying index-based securities purchased or sold by the Portfolio could result in losses on index-based securities. Trading in index-based securities involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

Index Futures Contracts and Options on Index Futures Contracts

A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (“S&P 100”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). A Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund's securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, a Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier." A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund's total assets.

Inflation-Protected Securities

Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index).  If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Interests in Other Business Organizations

The VA Dividend Capture Fund, VA Growth Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA New Economy Fund, VA Real Strategies Fund, and VA Situs Fund and may invest in entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States which may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (MLP) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

Money Market Instruments

Except where otherwise noted, all of the Funds may, for temporary defensive or liquidity purposes, invest up to 100% of their assets in money market instruments.

Commercial Paper and Variable Amount Master Demand Notes

Consistent with its investment objective, policies, and restrictions, each Fund may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Bank Obligations

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, time deposits and similar securities.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits (“ETDs”), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits (“CTDs”), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

Variable Rate Demand Notes

Variable rate demand notes (“VRDNs”) are unsecured, direct lending arrangements between a Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although the VRDNs are not generally traded, a Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days' notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which a Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

Each of the Funds may only invest in VRDNs which satisfy its credit requirements for commercial paper.

Other money market instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, and savings and loans, provided that such institutions have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (e.g., at least A by S&P or A by  Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); receipts, including Treasury Receipts, Treasury Income Growth Receipts and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; money market funds, and foreign commercial paper.

Money Market Mutual Funds

Except under limited circumstances or pursuant to an exemptive relief from the Securities and Exchange Commission (SEC), a Fund may not invest more than 10% of its total assets at any one time in the shares of other funds, 5% of its total assets in the shares of any one mutual fund, or own more than 3% of the shares of any one fund. When a Fund invests in the shares of other mutual funds, investment advisory and other fees will apply, and the investment's yield will be reduced accordingly.

Pursuant to an exemptive order, dated July 24, 2001, received from the SEC, a Fund may invest up to 25% of its respective total assets in Interfund Shares of the Huntington Money Market Fund subject to Subchapter M and insurance diversification rules as described under “Taxes” section below.

Mortgage Dollar Roll Transactions

A dollar roll transaction is a transaction through which a Fund sells certain of its securities to financial institutions such as banks and broker-dealers, and agrees to repurchase substantially similar securities at a mutually agreed upon date and price. At the time a Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and, therefore, a form of leverage. A Fund may experience a negative impact on its net asset value (“NAV”) if interest rates rise during the term of a dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

Mortgage-related Securities

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities and derivative securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers include originators of investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves.  Ginnie Maes are Mortgage Pass-Through Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by  GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

Mortgage Pass-through Securities

Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (“ARMS”) are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

Derivative Mortgage Securities

Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Both are considered derivative mortgage securities and are collectively referred to as "CMOs." Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, stripped mortgage-backed securities, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (“London Inter-Bank Offered Rate”) or COFI (“Cost of Funds Index”). Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass- through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by a Fund in an attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates.

Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

The VA Mortgage Securities Fund will invest only in CMOs which are issued by agencies or instrumentalities of the U.S. Government or CMOs issued by private organizations which are rated AAA by an NRSRO.

Stripped mortgage-backed securities (“SMBSs”) may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities). SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or "IO" class). Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that a Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. A Fund's inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, the Advisor intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of a Fund's portfolio, while continuing to pursue current income.

Options

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. A Fund may write combinations of covered puts and calls on the same underlying security.

In general, a Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

The premium received from writing a put or call option, increases a Fund's return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which a Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which a Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option's exercise price regardless of any decline in the underlying security's market price.
By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

A Fund may write or purchase put and call options. All call options written must be covered.

The successful use of options depends on the ability of the Advisor to forecast interest rate and market movements. For example, if a Fund were to write a call option based on the Advisor's expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Advisor's expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transaction at any particular time or at an acceptable price.

The Funds generally expect that their options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the OTC markets. A Fund's ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Advisor may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature and may include healthcare facilities. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REITs’ ability to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to a Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller's obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund's interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to a Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Restricted and Illiquid Securities

Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Section 4(2) commercial paper is generally sold to institutional investors, such as mutual funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Trust believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Trust may treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Trust intends not to subject such paper to any limitation applicable to restricted securities.

Reverse Repurchase Agreements

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Securities Lending

In order to generate additional income, each of the Funds may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions selected by the Advisor and approved by the Trustees. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower.

The Funds may each lend portfolio securities in an amount representing up to 33 1/3% of the value of their total assets and the loan must be collateralized by cash or U.S. Government obligations.  It is each Fund’s policy to maintain collateral in an amount equal to at least 100% of the current market value of the loaned securities. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money.

While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Securities of Other Investment Companies

The Funds may invest in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash.  Except under exemptive rules or relief from the Securities and Exchange Commission (“SEC”), a Fund may not invest more than 10% of its total assets at any one time in the shares of other investment companies (funds), 5% of its total assets in the shares of any one mutual fund, or own more than 3% of the shares of any one fund. When a Fund invests in the shares of other mutual funds, investment advisory and other fees will apply, and the investment's yield will be reduced accordingly.

Pursuant to an exemptive order, dated July 24, 2001, received from the SEC, each of the Equity Funds and the Income Funds may invest up to 25% of their respective total assets in Interfund Shares of the Huntington Money Market Fund subject to Subchapter M and insurance diversification rules as described under “Taxes” section below.

Under normal market conditions, the VA Rotating Markets Fund intends to invest its assets in other investment companies that hold common stocks or index-based securities in order to achieve their investment focus. The shares of most index-based securities, including ETFs, are listed and traded on stock exchanges at market prices, although some shares may be redeemable at NAV for cash or securities.  Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with a Fund’s investment strategy.  As with traditional mutual funds, index-based securities charge asset-backed fees, although these fees tend to be relatively low.  Index-based securities generally do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell index-based securities.

Small Cap/Special Equity Situation Securities

Certain Funds may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the S&P Small Cap 600 Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of a Fund’s investments are significant.

U.S. Government Securities

U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury.

Other such obligations are only supported by: the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. Government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

GSE securities not backed by the full faith and credit of the U.S. Government but that receive support through federal subsidies, loans or other benefits include the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Tennessee Valley Authority in support of such obligations.

Other GSE securities are not backed by the full faith and credit of the U.S. Government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.
A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Warrants

Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements through which a Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the purchasing Fund sufficient to make payment for the securities are segregated on the Fund's records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. A seller's failure to complete a transaction may cause a Fund to miss a desired price or yield. In addition, because of delayed settlement, a Fund may pay more than market value on the settlement date. The Advisor may choose to dispose of a commitment prior to settlement.

The Funds may invest up to 25% of their total assets in securities purchased on a when-issued or delayed delivery basis, except the VA International Equity Fund and VA Macro 100 Fund, which have no such restriction on total assets. However, none of the Funds intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Zero-coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds and other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons maybe sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RISKS

There are many factors which may affect an investment in the Funds.  The Funds' principal risks are described in the Prospectus.  Additional risk factors are outlined below.

Risks of ADRs and Domestically Traded Securities of Foreign Issuers

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Funds’ Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.  Foreign companies may not provide information as frequently or to as great an extent as companies in the United States.  Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.  These factors may prevent the Fund and its Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit (or Default) Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate.  The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread generally will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Currency Risk

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a Fund’s foreign investments and the value of its Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Derivative Contracts Risk

The use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts in which a Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts may be mispriced or improperly valued and, as a result, a Fund may need to make increased cash payments to the counterparty.  Fourth, derivative contracts may cause a Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and a Fund, if the value of a Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of a Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect a Fund (for example, by increasing losses and/or costs, and/or preventing a Fund from fully implementing its investment strategies). Finally, derivative contracts may also involve other risks described in this SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Equity Risk

Equity risk is the risk that stock prices will fall quickly and dramatically over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and period of falling prices. Often, dramatic movements in prices occur in response to reports of a company's earnings, economic statistics or other factors which affect an issuer's profitability.

To the extent that a Fund invests in smaller capitalization stocks, it may be subject to greater risks than those associated with investment in larger, more established companies. Small companies tend to have limited product lines, markets or financial resources, and may be dependent on a small management group. Small company stocks may be subject to more abrupt or erratic price movements, for reasons such as lower trading volumes, greater sensitivity to changing conditions and less certain growth prospects. Additionally, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks also tend to be subject to greater liquidity risk, particularly during periods of market disruption, and there is often less publicly available information concerning these securities.

Exchange-Traded Funds Risk

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF, if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Extension Risk

Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Foreign Custodial Services and Related Investment Costs

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.  These risks are greater in emerging markets.

Index-Based Securities Risk

An investment in index-based securities generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.  The price of index-based securities can fluctuate up or down, and the Funds could lose money investing in index-based securities if the prices of the securities owned by the index-based security go down.  In addition, index-based securities that are exchange-traded may be subject to the following risks that do not apply to conventional funds: (i) the market price of an index-based security’s shares may trade above or below their net asset value; (ii) an active trading market for an index-based security’s shares may not develop or be maintained; or (iii) trading of an index-based security’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit-breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.  However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investment Style Risk

The risk that the particular type of investment on which a Fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk

Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund’s risk of loss and potential for gain.

Liquidity Risk

Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Market Risk

Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. The risks of investing in bonds, however, can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Prepayment Risk

Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield.  The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread).  An increase in the spread will cause the price of the mortgage-backed security to decline.  Spreads generally increase in response to adverse economic or market conditions.  Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Real Estate/REIT Risk

The Fund’s investments in REITs are subject to the same risks as direct investments in real estate.  The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Security-Specific Risk

Security-specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole. All Funds are subject to this type of risk.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed without a vote of a majority of the outstanding Shares of a Fund.

The Funds:

(1)
May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)
May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4)	May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5)
May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7)
May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(8)	May not change its diversification status without shareholder approval as required by the 1940 Act.

The fundamental limitations have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Fund also has adopted nonfundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in a Fund's nonfundamental limitations will be communicated to the Fund's shareholders prior to effectiveness.

The VA Real Strategies Fund may indirectly invest more than 25% of its assets in one industry indirectly through investments in index-based securities which do not concentrate in the industry.

1940 Act Restrictions. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its totals assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

Additionally, the 1940 Act limits the Funds ability to borrow money prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

The following are non-fundamental policies of the indicated Fund:

VA Income Equity Fund*

•	under normal circumstances, the VA Income Equity Fund will invest at least 80% of the value of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in equity securities.

VA International Equity Fund*

•
under normal circumstances, the VA International Equity Fund will invest at least 80% of the value of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in equity securities.

VA Macro 100 Fund

•	under normal circumstances, the VA Macro 100 Fund will invest at least 80% of the value of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in equity securities.

VA Mid Corp America Fund*

•
under normal circumstances, the VA Mid Corp America Fund will invest at least 80% of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in common stocks of mid-cap companies.

•
under normal circumstances, the VA Mid Corp America Fund will invest at least 80% of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in investments in the United States of America.

VA Rotating Markets Fund*

•
under normal circumstances, the VA Rotating Markets Fund will invest at least 80% of its “Assets” (net assets plus the amount of any borrowings for investment purposes) directly, or indirectly through index-based securities, in equity stocks comprising the equity market segment selected by the Advisor.

VA Mortgage Securities Fund*

•
under normal circumstances, the VA Mortgage Securities Fund will invest at least 80% of the value of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in mortgage-related securities, including mortgage REITs.

*The VA Income Equity Fund, VA International Equity Fund, VA Mid Corp America Fund and VA Mortgage Securities Fund will provide shareholders with at least 60 days prior notice of any change in these policies as required by SEC Rule 35d-1. These policies shall be interpreted and implemented in accordance with its purpose, which is solely to comply with Rule 35d-1. However, the VA Rotating Markets Fund will propose the same shareholder notice on a voluntary basis.

The following are non-fundamental limitations of the Funds:

(1)	The Funds will not invest more than 15% of net assets in illiquid securities.

(2)
The following non-fundamental policies of the Funds provide that in applying the concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry), and (c) asset-backed securities will be classified according to the underlying assets securing such securities. Also, to conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, a Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. Moreover, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

The following investment limitations of the VA Dividend Capture Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA New Economy Fund, VA Rotating Markets Fund, VA Situs Fund and VA Mortgage Securities Fund are non-fundamental policies. The Funds will not:

(1)	Invest in companies for the purpose of exercising control.

(2)
Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (4) above in aggregate amounts not to exceed 15% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

(3)
Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Funds may invest in futures contracts and options on futures contracts, as disclosed in the prospectus) and interest in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Funds may invest in companies which invest in real estate, commodities or commodities contracts.

(4)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

State Insurance Regulations
The Funds are intended to be funding vehicles for variable annuity contracts and variable life insurance policies offered by participating insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applicable, the Fund may be limited in its ability to engage in such investments and to manages its portfolio with desired flexibility. The Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Fund.

Voting Information. As used in this SAI, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund or a particular Class of Shares of the Trust or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust or such Fund or such Class, or (b) 67% or more of the Shares of the Trust or such Fund or such Class present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust or such Fund or such Class are represented in person or by proxy.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Fund is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

For the fiscal years ended December 31, 2007 and 2006, the portfolio turnover rates for each of the following Funds were as follows:

Fund	2007	2006

VA Dividend Capture Fund	85%	94%
VA Growth Fund(1)	111%	19%
VA Income Equity Fund	116%	73%
VA International Equity Fund	21%	10%
VA Macro 100 Fund	148%	213%
VA Mid Corp America Fund.	16%	8%
VA New Economy Fund.(1)	102%	51%
VA Real Strategies Fund (2)	34%	N/A
VA Rotating Markets Fund	49%	31%
VA Situs Fund	29%	17%
VA Mortgage Securities Fund	17%	36%
(1) The increase in the Fund’s portfolio turnover rate in 2007 was due to changes in equity management staff, cash flows into and out of the Fund as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed.
(2) For the period August 31, 2007 through December 31, 2007.

VALUATION

NAV is calculated as of the close of the NYSE every Monday through Friday except (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its NAV might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The price at which the Funds will offer or redeem Shares is the NAV per Share next determined after the order is considered received. The Trust calculates NAV for each of the Funds by valuing securities held based on market value.

Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events. U.S. Government obligations held by the VA Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the NYSE (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV. In certain limited circumstances such as when a security’s closing price versus the prior day’s closing price exceeds a defined variance tolerance, or when a security’s closing price is unchanged as compared to the prior day’s closing price, a financial intermediary’s good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available. In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS

The following tables give information about Independent Trustees, Interested Trustees and the senior officers of the Trust.  Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions).  Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for its most recent fiscal year.  Please note that the information consolidates and includes historical information from their service as Trustee or Officer of the Original Trusts.  Unless otherwise noted, the business address of each person listed below is c/o The Huntington Funds, 5800 Corporate Drive, Pittsburgh, Pa. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 32 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds.

As of April 1, 2008, the Trustees and officers as a group owned less than 1% of Shares of the Trust.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name Age Positions Held with Trust Length of Time Served	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held	Total Compensation From Trust (past calendar year)

B. Randolph Bateman* Age: 52 TRUSTEE 41 South High Street Columbus, OH Began Serving: February 2008
Principal Occupations: President and Chief Investment                                                      $0
 Officer, Huntington Asset Advisors, Inc.
 (February 2001 to present); Chief Investment Officer,
Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank
 (June 1988 to October 2000).

Thomas J. Westerfield † Age: 52 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None	$44,400
*B. Randolph Bateman became a Trustee effective February 14, 2008. He has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its subsidiaries.

† Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held	Total Compensation From Trust (past calendar year)
David S. Schoedinger* Age: 65 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: June 1999	Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc. Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians). Other Directorships Held: None	$50,150

Tadd C. Seitz Age: 66 TRUSTEE Began serving: July 2006	Principal Occupation: Retired Previous Positions: Chairman and Chief Executive Officer, The Scotts Company (June 1983 to March 1995); Interim Chief Executive Officer (February 1996 to July 1996). Other Directorships Held: None	$39,650

Mark D. Shary Age: 47 TRUSTEE Began serving: July 2006	Principal Occupations: Private investor (2007 to present). Previous Position: President, Bostech Corporation (2000 to 2002); Chief Executive Officer and President, BestTransport.com, Inc. (2003 to September 2007). Other Directorships Held: None	$44,900

William H. Zimmer, III Age: 54 TRUSTEE Began Serving: December 2006	Principal Occupation: Assistant Treasurer, Dana Corporation (September 2006 to Present) (manufacturing). Previous Positions: Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003). Other Directorships Held: None	$39,650
*David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Messrs. John M. Shary and William R. Wise retired as of April 26, 2007 pursuant to the Trust’s mandatory retirement policy.  John M. Shary’s total compensation from the Trust during 2007 was $7,500.  William R. Wise’s total compensation from the Trust during 2007 was $6,500.

 OFFICERS**
Name Age Positions Held with Trust Address Date Service Began	Principal Occupation(s) and Previous Positions
B. Randolph Bateman* Age: 52 PRESIDENT 41 South High Street Columbus, OH Began Serving: September 2005
Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank
 (June 1988 to October 2000).

Charles L. Davis, Jr. Age: 47 CHIEF EXECUTIVE OFFICER 1001 Liberty Avenue Pittsburgh, PA Began Serving: April 2003
Principal Occupations: Director of Sales Administration, Federated Securities Corp. (March 2006 to present); President, Edgewood Services, Inc. (March 2004 to present); President, Southpointe Distribution Services, Inc. (August 2005 to present).

Previous Positions: Vice President, Managing Director of Mutual Fund Services, Federated Services Company (October 2000 to 2006); Vice President, Edgewood Services, Inc. (January 2000 to March 2004); President, Federated Clearing Services (January 2000 to October 2002); Director Business Development, Mutual Fund Services, Federated Services Company (September 1998 to December 2000).

David R. Carson Age: 49 CHIEF COMPLIANCE OFFICER AND ANTI-MONEY LAUNDERING OFFICER 3805 Edwards Road Suite 3805 Cincinnati, OH Began Serving: September 2005
Principal Occupations: Chief Compliance Officer, and Anti-Money Laundering Officer of the Trust (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, The Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

George M. Polatas Age: 45 VICE PRESIDENT 1001 Liberty Avenue Pittsburgh, PA Began Serving: July 2003	Principal Occupations: Assistant Vice President, Federated Services Company; Vice President and Treasurer of various funds distributed by Edgewood Services, Inc. (January 1997 to present).

Christopher E. Sabato Age: 39 TREASURER 3435 Stelzer Road Columbus, OH Began Serving: May 2005	Principal Occupations: Senior Vice President Fund Services, Citi Fund Services Ohio, Inc. (February 1993 to present).
Alicia G. Powell Age: 32 SECRETARY 1001 Liberty Avenue Pittsburgh, PA Began Serving: May 2007	Principal Occupations: Partner, Reed Smith LLP (January 2008 to present). Previous Position: Associate, Reed Smith LLP (September 2000 to January 2008).
**	Officers do not receive any compensation from the Funds.

COMMITTEES OF THE BOARD OF TRUSTEES

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	David S. Schoedinger Tadd C. Seitz Mark D. Shary (Chairman) William H. Zimmer, III
The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board. The Audit Committee also serves as the Qualified Legal Compliance Committee.
Two
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Compliance	Thomas J. Westerfield (Chairman) David S. Schoedinger Tadd C. Seitz Mark D. Shary William H. Zimmer, III
The purpose of the Compliance Committee is to oversee the Trust’s compliance with the legal and regulatory requirements of the Trust’s operations including compliance with securities laws and regulations.
Five
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Nominating	David S. Schoedinger (Chairman) Tadd C. Seitz Mark D. Shary William H. Zimmer, III
The purpose of the Nominating Committee is to nominate a person or persons to serve as a member of the Board of Trustees.  The Nominating Committee will consider nominees recommended by Shareholders.  The Nominating Committee shall be comprised of all Independent Trustees. Recommendations should be submitted to the Nominating Committee in care of The Huntington Funds.
None
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Special Proxy Voting	David S. Schoedinger Tadd C. Seitz Mark D. Shary William H. Zimmer, III	The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s Advisor.	None

BOARD OWNERSHIP OF SHARES IN THE VA PORTFOLIOS AND THE HUNTINGTON FUNDS AS OF DECEMBER 31, 2007
(1) Name of Trustee	(2) Dollar Range of Shares Owned In the VA Portfolios	(2) Dollar Range of Shares Owned in The Huntington Funds
David S. Schoedinger	None	Over $100,000
Thomas J. Westerfield	None	$10,001 - $50,000
Tadd C. Seitz	None	$50,001 - $100,000
Mark D. Shary	None	None
William H. Zimmer, III	None	None

Investment Advisor

Huntington Asset Advisors, Inc. (Advisor) has served as investment advisor to the Trust since its creation on May 12, 2001 as part of a reorganization of the investment advisory services of Huntington Bank. The Advisor is a separate, wholly owned subsidiary of Huntington Bank.

Huntington Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated (“HBI”) and is deemed to be controlled by HBI. With $54 billion in assets as of December 31, 2007, HBI is a Maryland corporation and a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services and trust services.

Under the investment advisory agreements between the Trust and the Advisor (Investment Advisory Agreements), the Advisor, at its expense, furnishes a continuous investment program for the various Funds and makes investment decisions on their behalf, all subject to such policies as the Trustees may determine. Investment decisions are subject to the provisions of the Trust's Declaration of Trust and By-laws, and of the 1940 Act. In addition, the Advisor makes decisions consistent with a Fund's investment objectives, policies, and restrictions, and such policies and instructions as the Trustees may, from time to time, establish.

The Advisor may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that the Advisor will choose to make such an agreement, any voluntary reductions in the Advisor's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

The Investment Advisory Agreements provide that the Advisor shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of the Advisor.

The Investment Advisory Agreements may be terminated without penalty with respect to any Fund at any time by the vote of the Trustees or by the shareholders of that Fund upon 60 days' written notice, or by the Advisor on 90 days' written notice. An Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s). The Agreements also terminate without payment of any penalty in the event of its assignment. The Investment Advisory Agreements provide that they will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Huntington.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions on Shares of the Funds.

Because of the internal controls maintained by the Advisor to restrict the flow of non-public information, the Funds' investments are typically made without any knowledge of the Advisor's or its affiliates' lending relationships with an issuer.

Sub-Advisor

The Advisor has delegated daily management of the VA Macro 100 Fund’s assets to Laffer Investments, Inc.  The Sub-Advisory fee is paid by the Advisor and not by the Fund.  The address for Laffer Investments is 2909 Poston Avenue, 2nd Floor, Nashville, TN 37203.  As of December 31, 2007, Laffer Investments had assets under management of approximately $492 million.

Portfolio Manager Information

Unless otherwise noted, the following information about the Funds’ Portfolio Managers is provided as of the end of the Funds’ most recently completed fiscal year. None of the other Accounts described below has an advisory fee that is based on the performance of the account.

VA Dividend Capture Fund

Other Accounts Managed by B. Randolph Bateman	Total Number of OtherAccounts Managed/Total Assets*
Registered Investment Companies	3 funds / $264,800,000
Other Pooled Investment Vehicles	None
Other Accounts	30 accounts / $510,000,000
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Other Accounts Managed by Kirk Mentzer	Total Number of OtherAccounts Managed/Total Assets*
Registered Investment Companies	3 funds / $354,748,757
Other Pooled Investment Vehicles	None
Other Accounts	25 accounts / $199,777,647
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None due to the asset allocation of the portfolio manager’s accounts.

VA Growth Fund

Other Accounts Managed by Martina Cheung	Total Number of OtherAccounts Managed/Total Assets*
Registered Investment Companies	2 funds / $266,000,000
Other Pooled Investment Vehicles	None
Other Accounts	125 accounts / $320,000,000
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: $10,001-$50,000.

Other Accounts Managed by Jenny Jiang	Total Number of OtherAccounts Managed/Total Assets*
Registered Investment Companies	1 fund / $243,407,3963
Other Pooled Investment Vehicles	None
Other Accounts	141 accounts / $65,228,112
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

VA Income Equity Fund

Other Accounts Managed by Craig J. Hardy	Total Number of OtherAccounts Managed/Total Assets*
Registered Investment Companies	1 fund / $161,049,995
Other Pooled Investment Vehicles	None
Other Accounts	194 accounts / $371,981,551
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

VA International Equity Fund

Other Accounts Managed by Madelynn Matlock	Total Number of OtherAccounts Managed/Total Assets*
Registered Investment Companies	1 fund / $308,600,000
Other Pooled Investment Vehicles	None
Other Accounts	8 accounts / $18,500,000
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: $100,001 - $500,000.

VA Macro 100 Fund

Other Accounts Managed by Dr. Arthur B. Laffer	Total Number of OtherAccounts Managed/Total Assets*	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	1 fund / $36,840,000
Other Pooled Investment Vehicles		1 account / $2,140,000
Other Accounts	19 accounts / $366,020,000
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: $100,001-$500,000.

Other Accounts Managed by Arthur B. Laffer, Jr.	Total Number of OtherAccounts Managed/Total Assets*	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	1 fund / $36,840,000
Other Pooled Investment Vehicles		1 account / $2,140,000
Other Accounts	19 accounts / $366,020,000
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: $100,001-$500,000.

VA Mid Corp America Fund

Other Accounts Managed by Christopher M. Rowane	Total Number of OtherAccounts Managed/Total Assets*
Registered Investment Companies	1 fund / $162,457,469
Other Pooled Investment Vehicles	None
Other Accounts	386 accounts / $320,000,000
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None

VA New Economy Fund

Other Accounts Managed by
Randy HareTotal Number of Other Accounts Managed/Total Assets*
Registered Investment Companies:  1 fund / $120,270,737
Other Pooled Investment Vehicles:None
Other Accounts:None
*None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.

VA Real Strategies Fund

Other Accounts Managed by
Peter A. SorrentinoTotal Number of Other Accounts Managed/Total Assets*
Registered Investment Companies:    1 fund / $45,380,483
Other Pooled Investment Vehicles:None
Other Accounts:None
*None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.

VA Rotating Markets Fund

Other Accounts Managed by Paul Koscik	Total Number of OtherAccounts Managed/Total Assets*
Registered Investment Companies	1 fund / $61,882,299
Other Pooled Investment Vehicles	None
Other Accounts	217 accounts / $350,026,104
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: $1001,001 - $500,000.

VA Situs Fund

Other Accounts Managed by B. Randolph Bateman	Total Number of OtherAccounts Managed/Total Assets*
Registered Investment Companies	3 funds / $186,800,000
Other Pooled Investment Vehicles	None
Other Accounts	30 accounts / $510,000,000
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

VA Mortgage Securities Fund

Other Accounts Managed by William G. Doughty	Total Number of OtherAccounts Managed/Total Assets*
Registered Investment Companies	5 funds / $2,344,735,597
Other Pooled Investment Vehicles	1 account / $10,321,239
Other Accounts	52 accounts / $833,425,167
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Other Accounts Managed by Gustave J. Seasongood	Total Number of OtherAccounts Managed/Total Assets*
Registered Investment Companies	1 fund / $87,590,154
Other Pooled Investment Vehicles	None
Other Accounts	300 accounts / $413,461,320
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Mr. Bateman is paid a fixed base salary and is eligible for a cash bonus.  Base salary is determined within a market competitive salary range, based on his experience and performance, and is reviewed annually.  The cash incentive is part of the Private Financial Capital Markets Group (PFCMG) Trust Incentive Plan (TIP).  The TIP has a monthly and quarterly award component.
•
The monthly award is based on self-generated sales or referrals that result in the opening and funding of certain types of eligible Trust account products offered by the Bank’s PFCMG, including personal and corporate trust accounts; investment management accounts for individual, corporate and eleemosynary clients; and various retirement plans.  The monthly award also is based on generating additional fees above a certain minimum amount on existing Trust accounts.  Future monthly awards may be reduced to reflect prior awards paid on accounts that are subsequently lost within 12-months.  The maximum monthly award is a percentage of the first year’s trust fees on such self-generated business.

•
The quarterly award is a maximum percentage of the portfolio manager’s quarterly base salary, and is determined on whether he met 3 pre-determined groups of criteria categories with different assigned weights within his performance plan, as follows:   10% on the PFCMG division performance; 65% on the portfolio manager’s assigned Region/Business Unit performance, which is measured on income meeting projections; and 25% on individual portfolio manager meeting pre-determined performance criteria jointly established by the portfolio manager and his manager, which generally include regulatory compliance, customer service factors, sales performance, and (if applicable) management performance.  The payout on the last two components of the plan will be increased by a maximum of 20% if the portfolio manager outperforms the plans, but will be decreased by one-fourth increments to zero if the portfolio manager underperforms the goal.  Performance is measured and paid quarterly.

Goals vary, but generally involve specific and general goals, such as fund and private account asset growth; growth of the Bank’s Private Financial Group of which he is a manager; consistency of manager performance; performance against one or more pre-selected benchmarks, depending on the types of funds and private accounts for which he will have management responsibility.  Mr. Bateman is eligible for annual awards of stock options and restricted stock units on the Bank’s holding company stock, the amount of which is recommended by his manager and subject to approval by the Chief Executive Officer and the Compensation Committee of the Board of Directors of the holding company.  Mr. Bateman is eligible, but has not elected, to participate in a deferred compensation program.

Messrs. Mentzer, Rowane and Sorrentino are paid fixed base salaries and are eligible for cash incentives.  Base salary is determined and reviewed annually based on competition in the trust and investment management market.  The cash incentive is part of the Private Financial Capital Markets Group (PFCMG) Trust Incentive Plan (TIP).  The TIP has a monthly and quarterly award component.
•
The monthly award is based on self-generated sales or referrals that result in the opening and funding of certain types of eligible Trust account products offered by the Bank’s PFCMG, including personal and corporate trust accounts; investment management accounts for individual, corporate and eleemosynary clients; and various retirement plans.  The monthly award also is based on generating additional fees above a certain minimum amount on existing Trust accounts.  Future monthly awards may be reduced to reflect prior awards paid on accounts that are subsequently lost within 12-months.  The maximum monthly award is a percentage of the first year’s trust fees on such self-generated business.  Messrs. Mentzer, Rowane and Sorrentino also receives a smaller percentage on fees generated in future years.

•
The quarterly award is a maximum percentage of the portfolio manager’s quarterly base salary, and is determined on whether he met three pre-determined groups of criteria categories with different assigned weights within his performance plan, as follows:  10% on the PFCMG division performance; 65% on the portfolio manager’s assigned Region/Business Unit performance, which is measured on income meeting projections; and 25% on individual portfolio manager meeting pre-determined performance criteria jointly established by the portfolio manager and his manager, which generally include regulatory compliance, customer service factors, sales performance, and (if applicable) management performance.  The payout on the last two components of the plan will be increased by a maximum of 20% if the portfolio manager outperforms the plans, but will be decreased by one-fourth increments to zero if the portfolio manager underperforms the goal.  Performance is measured and paid quarterly.

•
Eligible for a quarterly incentive under the “Managed Asset Program” (MAPS) of the 2008 PFCMG investment Services Incentive Plan. Incentive is a specific number of basis points on any new assets managed under their assigned specialty area in the MAPS program. The specialty areas are as follows: Mr. Mentzer is responsible for High Yield, Mr. Rowane -- Mid Cap and Mr. Sorrentino – Options and Real Assets.

Ms. Cheung, Mr. Doughty, Mr. Hardy, Ms. Jiang, Mr. Koscik, Ms. Matlock, Mr. Seasongood and Mr. Hare are paid fixed base salaries and are eligible for several cash incentives, as described below. Base salary is determined within a market competitive salary range, based on the portfolio manager’s experience and performance, and is reviewed annually. Ms. Cheung, Mr. Doughty, Mr. Hardy, Ms. Jiang, Mr. Koscik, Ms. Matlock, Mr. Seasongood, and Mr. Hare are each eligible for a monthly award based on self-generated sales or referrals that result in the opening and funding of certain types of eligible Trust account products offered by the Bank’s PFCMG, including personal and corporate trust accounts; investment management accounts for individual, corporate and eleemosynary clients; and various retirement plans. The monthly award also is based on generating additional fees above a certain minimum amount on existing Trust accounts. Future monthly awards may be reduced to reflect prior awards paid on accounts that are subsequently lost within 12 months. The maximum monthly award is a percentage of the first year’s trust fees on such self-generated business.

•
Additionally Ms. Matlock is eligible for a quarterly incentive under the “Managed Asset Program” (MAPS) of the 2008 PFCMG Investment Services Incentive Plan. Incentive is a specific number of basis points on any new assets managed under their assigned specialty area in the MAPS program. The International area is Ms. Matlock’s specialty.

Quarterly, if the Funds’ assets collectively grow at least 3.0% over the previous calendar quarter as a result of retail sales, or general fund performance, an incentive pool is funded at a rate of 10% of the annualized incremental advisory fees for the quarter. Assets derived from employee benefit accounts and irrevocable trusts and performance of all money market funds do not count toward asset growth for purposes of this bonus. Further, beginning January 1, 2005, assets in Florida Tax Free Fund, Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund do not count toward asset growth for purposes of this bonus. Ms. Cheung, Mr. Doughty, Mr. Hardy, Ms. Jiang, Mr. Koscik, Ms. Matlock, Mr. Seasongood and Mr. Hare are eligible to receive equal shares of 75% of this pool along with others eligible for this incentive. The remaining 25% of this pool is distributed at the Advisor’s Chief Investment Officer’s total discretion based on his assessment of the following criteria: (1) development of publicity of the Funds, (2) coordination of relationships with the brokers who sell the Funds and (3) efficient execution of securities trades for Huntington Funds.

Ms. Cheung, Mr. Hardy, Ms. Jiang, Mr. Koscik, Ms. Matlock, Mr. Seasongood and Mr. Hare are each responsible for researching and making buy, hold and sell recommendations for individually- assigned industries. Based on the Advisor’s Chief Investment Officer’s and the Director of Research’s assessment, and at their discretion, each of these portfolio managers may be awarded an incentive of a certain percentage of his or her quarterly base salary for his or her performance as an analyst. Each portfolio manager’s performance in this regard is assessed quarterly by the Advisor’s Chief Investment Officer and the Director of Research by comparing the performance of a selected group of that portfolio manager’s recommended industry stocks to the relevant industry sector or peer group. Such industry sector or peer group is selected and changed by the Chief Investment Officer from time to time at his sole discretion.

As noted above, Ms. Cheung, Mr. Hardy, Ms. Jiang, Mr. Koscik, Ms. Matlock, Mr. Seasongood and Mr. Hare are the portfolio managers for other accounts in addition to the portfolios of the Funds they manage. Each such account is assigned a “Category” (such as Income, Growth, etc.) by the Advisor, and each such Category has defined ranges and targets for securities weightings, and is assigned a benchmark which is statistically calculated by the Advisor based on the Advisor’s “Tactical Asset Allocation Model” as compared to the objective of the account. At the beginning of the calendar year, each of these portfolio managers selects 50 of his or her accounts for review. Of these 50 accounts, the portfolio manager’s manager and the Advisor’s Chief Investment Officer jointly select 25 accounts to review for adherence to the Category’s defined ranges and targets. Each of these portfolio managers is eligible for a quarterly bonus equal to a certain percentage of his or her quarterly base salary if 52% of the selected accounts exceed the Advisor’s Category benchmark. In addition, these 50 accounts are monitored for retention. If all of a portfolio manager’s 50 accounts remain with the Advisor for the entire calendar year, that portfolio manager will receive a bonus equal to a certain percentage of his or her annual base salary.

Quarterly, if the VA Growth Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the S&P 500 CGI, and the VA Growth Fund’s assets grow at least 3.0% over the previous calendar quarter under Ms. Cheung’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the VA Growth Fund’s 3% minimum asset growth threshold is met. Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus. The pool, if funded, is distributed directly to Ms. Cheung on a quarterly basis.

Quarterly, if the VA Growth Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the S&P 500 CGI, and the VA Growth Fund’s assets grow at least 3.0% over the previous calendar quarter under Ms. Jiang’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the VA Growth Fund’s 3% minimum asset growth threshold is met. Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus. The pool, if funded, is distributed directly to Ms. Jiang on a quarterly basis.

Quarterly, if the VA Income Equity Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the S&P 500/Citigroup Value Index, and the VA Income Equity Fund’s assets grow at least 3.0% over the previous calendar quarter under Mr. Hardy’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the VA Income Equity Fund’s 3% minimum asset growth threshold is met.  Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus.  The pool, if funded, is distributed directly to Mr. Hardy on a quarterly basis.

Quarterly, if the VA International Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the Morgan Stanley Capital International Europe, Australasia and Far East Index, and the VA International Fund’s assets grow at least 3.0% over the previous calendar quarter under Ms. Matlock’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the VA International Fund’s 3% minimum asset growth threshold is met.  Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus.  The pool, if funded, is distributed directly to Ms. Matlock on a quarterly basis.

Quarterly, if the VA New Economy Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the Russell 3000 Growth Index, and the VA New Economy Fund’s assets grow at least 3.0% over the previous calendar quarter under Mr. Hare’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the VA New Economy Fund’s 3% minimum asset growth threshold is met. Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus. The pool, if funded, is distributed directly to Mr. Hare on a quarterly basis.

Quarterly, if the VA Rotating Markets Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the S&P 500 Index, and the VA Rotating Markets Fund’s assets grow at least 3.0% over the previous calendar quarter under Mr. Koscik’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the VA Rotating Markets Fund’s 3% minimum asset growth threshold is met.  Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus.  The pool, if funded, is distributed directly to Mr. Koscik on a quarterly basis.

Quarterly, if the VA Mortgage Securities Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the Lehman Brothers Mortgage-Backed Securities Index, and the VA Mortgage Securities Fund’s assets grow at least 3.0% over the previous calendar quarter under Mr. Doughty’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the VA Mortgage Securities Fund’s 3% minimum asset growth threshold is met.  Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus.  The pool, if funded, is distributed directly to Mr. Doughty on a quarterly basis.

Quarterly, if the VA Mortgage Securities Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the Lehman Brothers Mortgage-Backed Securities Index, and the VA Mortgage Securities Fund’s assets grow at least 3.0% over the previous calendar quarter under Mr. Seasongood’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the VA Mortgage Securities Fund’s 3% minimum asset growth threshold is met.  Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus.  The pool, if funded, is distributed directly to Mr. Seasongood on a quarterly basis.

All portfolio managers are eligible for awards of stock options and/or restricted stock units on the Bank’s holding company stock, the amount of which is recommended by their manager and subject to approval by the Chief Executive Officer and the Compensation Committee of the Board of Directors of the holding company.

Dr. Laffer and Mr. Laffer are each paid a fixed base salary and a variable annual cash bonus.  As co-owners of the Sub-Advisor, both the base salary and annual cash bonus are entirely within their mutual discretion, and are negotiated between them based on the Sub-Advisor's profitability and success.  Consideration is given to several factors in making these subjective, discretionary determinations, as follows: performance of investment products under the portfolio manager’s management, long term contribution to accounts under his discretion, long term contribution to the Sub-Advisor’s investment committee, and contribution to the development and profitability of the Sub-Advisor.

Advisor Conflicts of Interest
As a general matter, certain actual or apparent conflicts of interest may arise in connection with a portfolio manager’s management of a Fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although the Advisor does not track the time a portfolio manager spends on a single portfolio, the Advisor does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible.  It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  All individual trust accounts are reviewed at least annually to assure that investment decisions are consistent with the stated objectives and investment strategy of the trust, with legal and regulatory limitations, and with the current fundamental strategy of the Advisor.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines and compliance with the Advisor’s Code of Ethics.  Finally, the Advisor has structured the portfolio managers’ compensation in a manner, and a Fund has adopted policies and procedures, reasonably designed to safeguard a Fund from being negatively affected as a result of any such potential conflicts.

Sub-Advisor Conflicts of Interest
As indicated above, portfolio managers at Laffer Investments (“Laffer”) may manage different accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., private funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers at Laffer make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although Laffer does not track the time a portfolio manager spends on a single portfolio, Laffer does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible.  Laffer seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines.  Most accounts within a particular investment discipline are managed using the same investment model.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Laffer may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account.  Accordingly, the performance of each account managed by a portfolio manager may vary.

Conflicts of interest may arise where some accounts managed by a particular portfolio manager may have higher fees than the fees paid by other accounts or where a certain accounts pays performance based fees while another does not.  Because a portfolio manager’s compensation may be affected by revenues earned by Laffer, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.

In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades.  Laffer may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary.  When a decision is made to aggregate transaction on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.
Laffer has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Laffer monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with Laffer’s Code of Ethics.  Furthermore, Laffer’s President periodically reviews the performance of all portfolio managers.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Under Rule 206(4)-6 of the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

PROXY VOTING POLICIES

I.           Policy

It is the policy of Huntington Asset Advisors (“Advisor”) to vote proxies associated with securities held by the Huntington Funds in the best interest of the shareholders of the Huntington Funds (the “Funds”), and to vote proxies associated with other customers in the best interest of those customers.  The Adviser will employ an independent third party (currently Institutional Shareholder Services (“ISS”)) to (i) research all proxies for which the Advisor has authority to vote (except, as described below, for proxy votes which pertain to the Funds or which are required to be voted in a particular manner under applicable law), (ii) to recommend a vote according to the guidelines published by the independent third party and/or according the these Policies, and (iii) to cast a vote consistent with the recommendation of the independent third party (unless the Special Proxy Voting Committee overrides the recommendation of the independent third party), or as required by applicable law (as described below).  Proxy voting matters which pertain to the Funds for which a vote has already been cast by the Board of Trustees of the Funds, will be cast according to the vote of the independent Trustees of the Board of Trustees of the Funds.

Certain Funds may be required to vote proxies in a manner specified under the 1940 Act.  In particular, a Fund that relies on Section 12(d)(1)(F) of the 1940 Act to invest in the securities of other investment companies must vote its shares in an underlying investment company in accordance with Section 12(d)(1)(E) of the 1940 Act.  With respect to those Funds that rely on Section 12(d)(1)(F), the Adviser and the independent third party will have no discretion in voting proxies and the Advisor will instruct the independent third party to vote those Funds’ proxies on underlying investment companies in the same proportion as the vote of all other holders of such securities (commonly referred to as “echo” or “mirror” voting).

The President of the Advisor will appoint a Proxy Review Committee to monitor the recommendations made and votes cast by the independent third party to assure that votes are consistent with, as applicable,: (i) the Advisor’s fiduciary duty, (ii) the best interest of the shareholders of the Funds, (iii) the guidelines published by the independent third party, and (iv) these Proxy Voting Policies.

The Advisor may refer, to the Special Proxy Voting Committee, any proxy vote related to holdings of the Funds that would be impractical or inappropriate to resolve by following the voting recommendation of the independent third party vote.

II.           Committees

1.	Proxy Review Committee
a.
The purpose of the Proxy Review Committee is to monitor the recommendations made and votes cast by the independent third party to assure that such votes are consistent with, as applicable, (i) the Advisor’s fiduciary duty, (ii) the best interest of the shareholders of the Funds, (iii) the guidelines published by the independent third party, and (iv) these Proxy Voting Policies.

b.
The Proxy Review Committee will report, to the President of the Advisor, on a quarterly basis the results of its monitoring activities.  Any votes that appear inconsistent with these Policies will be reported to the Advisor immediately.

c.
The Proxy Review Committee will provide the Special Proxy Voting Committee with the information it needs for the Committee to determine how to vote a proxy, including information pertaining to any possible conflict of interest.

d.	The President of the Advisor will appoint the members of the Proxy Review Committee.

2.	Special Proxy Voting Committee
a.	The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Funds with respect to specific votes referred by the Funds’ investment adviser, the Advisor.
b.	The Special Proxy Voting Committee shall be composed exclusively of the independent Trustees of the Board of Trustees of the Funds.
c.	The Special Proxy Voting Committee will conduct its activities according to the Special Proxy Voting Committee Charter.

III.           Conflicts of Interest

The Advisor will ensure that proxy votes are voted in the Funds' best interest and are not affected by the Advisor’s conflicts of interest.  Proxy votes cast based upon the recommendations of an independent third party will be cast according to that party’s pre-determined proxy voting policy and therefore will involve little discretion on the part of the Advisor. If, for any reason, the third party makes no recommendation about a particular issue, the proxy voting committee will attempt to cast a vote according to the most reasonably applicable pre-determined policy. For proxy votes on issues held by the Funds for which the Advisor overrides the recommendation of the independent third party, or for which no recommendation is made by the third party, the Advisor will grant voting authority to the Special Proxy Voting Committee.

IV.           Guidelines

The Advisor has adopted ISS’s proxy voting guidelines, as they may be amended by ISS from time to time, to further the interest of the Funds’ shareholders with respect to proxy voting matters.  A current summary of the pre-determined proxy voting guidelines adopted by ISS can be found at www.issproxy.com.  The Proxy Review Committee will review the ISS proxy voting guidelines no less frequently than annually to assure that votes continue to be cast in the best interest of shareholders of the Funds. Any changes in the guidelines will be communicated at least annually by the Proxy Review Committee to the Advisor’s Investment Policy Committee and the Chief Compliance Officer of the Funds.

V.           Recordkeeping

In accordance with Rule 204-2, under the Advisers Act, as amended, the Advisor must retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding Fund securities; (iii) records of votes on behalf of the Funds; (iv) records of Fund requests for proxy voting information, and (v) any documents prepared by the Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision.  The Advisor may rely on proxy statements filed on the SEC’s EDGAR system (instead of keeping its own copies), and may rely on proxy statements and records of its votes cast that are maintained with an independent third party such as ISS, provided that the Advisor obtains an undertaking from the independent third party to provide a copy of the documents promptly upon request.

Proxy Voting Report

A report on "Form N-PX" of how the Funds voted any proxies during the most recent 12-month period ended June 30 is available through The Huntington Funds’ website.  Go to www.huntingtonvafunds.com; select "Fund Shareholders;" then use the link to "Proxy Voting Record" and select a Fund. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The disclosure policy of the Funds and the Advisor generally prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Advisor or its affiliates who have access to nonpublic information concerning the Funds’ portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for certain personal securities trades other than mutual fund shares.  Firms that provide administrative, custody, financial, accounting, legal or other services to the Funds may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  All of these service providers are identified elsewhere in the Prospectus or in the Appendix to this SAI.  The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  These organizations are Lipper, Morningstar and Standard & Poor’s, Inc., who receive a full portfolio holdings listing each month.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  The Advisor also discloses nonpublic portfolio holdings information of the Funds no less often than monthly to Abel/Noser Corp., Bloomberg, Bondedge, Bonds Direct, Citigroup Global Markets Inc., InvestEdge, Investment Company Institute, Investment Scorecard, Inc., KeyBanc Capital Markets (McDonald Inc.), Lehman Brothers, Inc., Mesirow Financial Inc., McGraw-Hill, RBC Dain Rauscher Inc., SunGard, Thomson ONE, Thomson-Vestok, Valueline, Vickers and Wilshire Associates, Inc. so that they can provide the Advisor with portfolio and trading analysis and comparative information based on proprietary modeling software to assist the Advisor in its investment management process.  The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Advisor’s Chief Compliance Officer and the authorization of the Funds’ Chief Executive Officer or Chief Financial Officer.  Approval to furnish nonpublic portfolio holdings information to a third party will be given only if there is a legitimate business purpose and such disclosure is subject to a confidentiality agreement to safeguard the confidentiality of the information so that the information will be used only for the purposes for which it was furnished and otherwise protect against misuse of such information.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Advisor and its affiliates, the following procedures apply.  No consideration may be received by the Funds, the Advisor, any affiliate of the Advisor or any of their employees in connection with the disclosure of portfolio holdings information.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Board receives and reviews periodically and at least annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

Portfolio Transactions

The Advisor may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to the Advisor and its affiliates in advising the Trust and other clients, provided that they shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Trust and for other clients advised by the Advisor. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of an investment advisor on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results for the Trust.

As part of its regular banking operations, Huntington Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington Bank. The lending relationship will not be a factor in the selection of securities for the Funds.

Brokerage Allocation and Other Practices

Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Advisor places all orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, the Advisor, having in mind a Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Advisor receives research, statistical, and quotation services from many broker-dealers with which it places a Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The fee paid by a Fund to the Advisor is not reduced because the Advisor and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Investment Advisory Agreements, the Advisor may cause a Fund to pay a broker-dealer that provides the brokerage and research services described above an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer may charge for effecting that transaction. The Advisor’s authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

On December 31, 2007 certain Funds owned securities of the following regular broker/dealers (amounts in thousands):
Fund	Security Type	Security	Holdings
VA Dividend Capture Fund	Equity	Morgan Stanley & Co., Inc.	$1,064
VA Dividend Capture Fund	Equity	Merrill Lynch & Co., Inc.	$1,038
VA Dividend Capture Fund	Equity	Lehman Brothers, Inc.	$497
VA Dividend Capture Fund	Equity	JP Morgan Chase & Co.	$826
VA Dividend Capture Fund	Equity	Citibank, N.A.	$751
VA Dividend Capture Fund	Equity	Goldman Sachs	$515
VA Dividend Capture Fund	Equity	Bank of New York	$934
VA Dividend Capture Fund	Equity	Bank of America	$433
VA Dividend Capture Fund	Equity	Wells Fargo	$1,818
VA Dividend Capture Fund	Equity	Wachovia	$323
VA Income Equity Fund	Equity	Citibank, N.A.	$465
VA Income Equity Fund	Equity	JP Morgan Chase & Co.	$865
VA Income Equity Fund	Equity	Lehman Brothers, Inc.	$779
VA Income Equity Fund	Equity	Bank of America	$590
VA International Fund	Equity	Morgan Stanley & Co., Inc.	$165
VA Macro 100 Fund	Equity	Morgan Stanley & Co., Inc.	$223
VA Macro 100 Fund	Equity	Goldman Sachs	$366
VA Mid Corp America Fund	Equity	Bear Stearns	$171
VA Mortgage Securities Fund	Debt	Citibank, N.A.	$161

Code of Ethics
Each of the Trust, the Advisor, the Sub-Advisor and the Distributor maintain Codes of Ethics which permit Fund Trustees and certain employees to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain preclearance and blackout provisions that minimize potential conflicts of interest.  Although they do permit these people to trade in securities, including those that the Trust could buy, they also contain significant safeguards designed to protect the Trust and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. As of the date of this SAI, copies of these Codes of Ethics have been filed with the SEC as exhibits to the Trust’s Registration Statement.

Expenses

The Trust’s service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of Huntington Bank, SEC fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by the Trust, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund’s Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current Shareholders, costs and expenses of Shareholders’ and Trustees’ reports and meetings and any extraordinary expenses.

Distributor

The Fund’s Distributor, Edgewood Services Inc., (“Distributor”) offers Shares on a continuous, best-efforts basis and markets the Shares to insurance companies. No compensation was paid to the Distributor during the fiscal year ended December 31, 2007. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and an affiliate of the Sub-Administrator.

SHAREHOLDER SERVICES

The Funds may pay financial intermediaries for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

In addition to the fees that the Funds pay to financial intermediaries, the Advisor and its affiliates may pay out of their own reasonable profits and resources amounts (including items of material value) to certain financial intermediaries.  While Financial Industry regulatory Authority (FINRA) regulations limit the sales charges that you may bear as a Fund shareholder, there are no limits with regard to the amounts that the Advisor and its affiliates may pay out of their own resources.  You can ask your financial intermediary for information about any payments it receives from the Advisor and its affiliates for any service the financial intermediary provides.

Other Benefits to Financial Intermediaries
From time to time, the Distributor, the Advisor and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Advisor and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor, the Advisor and their affiliates also may hold or sponsor, at their expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor, the Advisor and their affiliates also may provide, at their expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

UNDERWRITING COMMISSIONS

No underwriting commissions are paid in connection with the sale of Fund Shares.

Custodians

For each of the Funds, except the VA International Equity Fund, Huntington Bank acts as custodian. For an annual fee of 0.026% of each Fund’s average daily net assets, Huntington Bank is generally responsible as custodian for the safekeeping of Fund assets, including the acceptance or delivery of cash or securities where appropriate, registration of securities in the appropriate Fund name or the name of a nominee, maintenance of bank accounts on behalf of the Funds. Huntington Bank will also receive an additional surcharge of 0.005 of 1.00% on the average daily net non-domestic assets of the VA Situs Fund. In addition, Huntington Bank is responsible as record keeper for the creation and maintenance of all Fund accounting records relating to custodian activities required by the 1940 Act.

State Street Bank and Trust Company, Quincy, MA, is the custodian for the VA International Equity Fund. Foreign instruments purchased by the VA International Equity Fund are held by foreign banks participating in a network coordinated by State Street Bank.

The Bank of New York is sub-custodian of VA Situs Fund’s and VA Real Strategies Fund’s foreign assets.

The Funds have entered into an agreement with PFPC Trust Company (“PFPC”) to lend portfolio securities for the purpose of generating additional income.  PFPC is responsible for administering each security loan, monitoring the appropriateness and adequacy of collateral, calculating fees and income and maintaining all records necessary to account for the loans.  The Advisor provides oversight of PFPC's activities.

Transfer Agent and Dividend Disbursing Agent

Unified Fund Services, Inc., Indianapolis, IN, a wholly-owned subsidiary of HBI, serves as the transfer agent and dividend disbursing agent for the Trust.

Independent Registered Public Accounting Firm

Ernst & Young LLP is the independent registered public accounting firm for the Trust.

Legal Counsel

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, DC 20006, is counsel to the Trust and Independent Trustees and will pass upon the legality of the Shares offered hereby.

FEES PAID BY THE FUNDS FOR SERVICES*
	VA Dividend Capture Fund			VA Growth Fund			VA Income Equity Fund
	For the fiscal year ended December 31,			For the fiscal year ended December 31,			For the fiscal year ended December 31,
	2007	2006	2005	2007	2006	2005	2007	2006	2005
Advisory Fee Earned	$330,094	$291,411	$227,607	$134,323	$121,567	$113,342	$234,256	$219,239	$197,311
Administration Fee Earned	$74,271	$41,284	$32,515	$30,223	$17,222	$16,190	$52,708	$31,059	$28,183
Sub-Administration Fee Earned	$--	$24,285	$18,697	$--	$10,131	$9,313	$--	$18,270	$16,212
Financial Administration Fee Earned	$23,653	$24,080	$19,703	$12,994	$11,493	$10,996	$19,421	$18,392	$17,044
Advisor Reimbursements	$--	$ --	$ --	$(4,172)	$ --	$ --	$--	$ --	$ --
Brokerage Commissions Paid*	$133,173	$129,234	$147,537(1)	$65,819	$9,530	$9,369	$197,116	$152,995	$97,964

	VA International Equity Fund			VA Macro 100 Fund			VA Mid Corp America Fund
	For the fiscal year ended December 31,			For the fiscal year ended December 31,			For the fiscal year ended December 31,
	2007	2006	2005	2007	2006	2005	2007	2006	2005
Advisory Fee Earned	$66,470	$26,296	$6,113	$63,018	$54,848	$30,815	$185,929	$162,421	$128,688
Administration Fee Earned	$14,956	$3,725	$874	$14,179	$7,770	$4,404	$41,834	$23,010	$18,384
Sub-Administration Fee Earned	$--	$2,191	$502	$--	$4,571	$2,529	$--	$13,535	$10,571
Financial Administration Fee Earned	$9,499	$5,107	$3,273	$7,542	$7,241	$5,623	$16,446	$16,737	$14,178
Advisor Reimbursements	$(17,055)	$(4,009)	$(7,949)	$--	$ -	$(2,432)	$--	$ -	$ --
Brokerage Commissions Paid	$22,714	$12,840	$6,763	$11,293	$12,034	$4,658	$12,186	$10,307	$9,819

*For the fiscal year ended 2007, the sub-administration and administration fees were combined and reported as one administration fee.

	VA New Economy Fund			VA Real Strategies Fund**	VA Rotating Markets Fund
	For the fiscal year ended December 31,			For the fiscal year ended December 31,	For the fiscal year ended December 31,
	2007	2006	2005	2007	2007	2006	2005
Advisory Fee Earned	$104,776	$78,087	$48,985	$455	$59,343	$45,313	$37,748
Administration Fee Earned	$23,575	$11,063	$6,999	$102	$13,352	$6,419	$5,392
Sub-Administration Fee Earned	$--	$6,507	$4,023	$--	$---	$3,776	$3,102
Financial Administration Fee Earned	$10,567	$10,570	$9,091	$618	$6,345	$5,134	$4,765
Advisor Reimbursements	$--	$--	$(1,849)	$(4,560)	$(70)	$ -	$(205)
Brokerage Commissions Paid	$54,762	$31,844	$23,414(1)	$763	$10,397	$4,446	$7,178

	VA Situs Fund			VA Mortgage Securities Fund
	For the fiscal year ended December 31,			For the fiscal year ended December 31,
	2007	2006	2005	2007	2006	2005
Advisory Fee Earned	$105,400	$69,937	$25,143	$54,378	$27,282	$8,665
Administration Fee Earned	$23,715	$9,908	$3,594	$12,235	$3,865	$1,238
Sub-Administration Fee Earned	$--	$5,828	$2,063	$--	$2,274	$711
Financial Administration Fee Earned	$12,166	$8,185	$4,324	$13,813	$10,442	$5,526
Advisor Reimbursements	$--	$(39)	$(2,588)	$(6,329)	$(7,172)	$(7,249)
Brokerage Commissions Paid	$19,077	$14,885	$12,402	$1,349	$1,070	$1,165

(1) The brokerage commissions paid on these Funds increased in 2005 as a direct result of an increase in assets in the portfolios.

**VA Real Strategies Fund commenced operations on August 31, 2007. Therefore, the fees reflect this shortened period of operation.

PRINCIPAL HOLDERS OF SECURITIES

Information is provided below regarding each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of Shares of any Fund. The Advisor is a wholly owned subsidiary of Huntington Bank. Huntington Bank, a national banking association, is a direct wholly-owned subsidiary of HBI, a bank holding company organized under the laws of Maryland. By virtue of the Advisor’s affiliation with Huntington Bank, the Advisor may be deemed to control the Funds.

As of April 1, 2008, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

Fund	Shareholder Name Address	Shares Owned	Percentage Owned
VA Dividend Capture Fund	Transamerica Life Insurance Company, Cedar Rapids, IA	882,760	21.25%
	Hartford Life Insurance Co., Hartford, CT	3,260,479	78.49%

VA Growth Fund	Transamerica Life Insurance Company, Cedar Rapids, IA	430,243	20.24%
	Hartford Life Insurance Co., Hartford, CT	1,689,150	79.47%

VA Income Equity Fund	Transamerica Life Insurance Company, Cedar Rapids, IA	521,382	18.04%
	Hartford Life Insurance Co., Hartford, CT	2,359,418	81.64%

VA International Equity Fund	Transamerica Life Insurance Company, Cedar Rapids, IA	217,928	25.47%
	Hartford Life Insurance Co., Hartford, CT	619,297	72.37%

VA Macro 100 Fund	Transamerica Life Insurance Company, Cedar Rapids, IA	334,721	35.81%
	Hartford Life Insurance Co., Hartford, CT	575,406	61.55%

VA Mid Corp America Fund	Transamerica Life Insurance Company, Cedar Rapids, IA	271,653	17.36%
	Hartford Life Insurance Co., Hartford, CT	1,291,134	82.52%

VA New Economy Fund	Transamerica Life Insurance Company, Cedar Rapids, IA	180,847	18.52%
	Hartford Life Insurance Co., Hartford, CT	793,924	81.31%

VA Real Strategies Fund	Transamerica Life Insurance Company, Cedar Rapids, IA	2,224	9.96%
	Carey & Co., Columbus, OH	20,000	89.59%

VA Rotating Markets Fund	Transamerica Life Insurance Company, Cedar Rapids, IA	90,338	13.38%
	Hartford Life Insurance Co., Hartford, CT	581,875	86.19%

VA Situs Fund	Transamerica Life Insurance Company, Cedar Rapids, IA;	258,790	19.80%
	Hartford Life Insurance Co., Hartford, CT	1,020,677	78.11%

VA Mortgage Securities Fund	Transamerica Life Insurance Company, Cedar Rapids, IA	505,573	54.86%
	Hartford Life Insurance Co., Hartford, CT	388,573	42.16%

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Carey & Co. is organized in the state of Ohio.

Hartford Life Insurance Co. is organized in the state of Connecticut and is a subsidiary of Hartford Life and Accident Insurance Co.; organized in the state of Connecticut.

Transamerica Life Insurance Co. is organized in the state of Iowa and is a subsidiary of Aegon USA Inc. organized in the state of Iowa.

SHAREHOLDER RIGHTS

The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest, representing interests in separate portfolios of securities. The Shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established one class of Shares in the Funds.

All shareholders are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund except as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In accordance with current laws, it is anticipated that the participating insurance companies will request voting instructions from contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The effect of this proportional voting is that a small number of contract owners may control the outcome of a particular vote.

The rights of shareholders cannot be modified without a majority vote.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding Shares of the Trust. Upon written request by the holders of shares representing 1% of the outstanding Shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

Shareholder inquiries regarding the Funds should be directed to the Trust, c/o Unified Fund Services, Inc., P.O. Box 6110 Indianapolis, IN 46206-6110.

ADDITIONAL INFORMATION ON PURCHASES, EXCHANGES AND REDEMPTIONS

Shares of the Funds may be purchased, exchanged and redeemed only by contacting a participating insurance company.

In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. Only New Technology Medallion imprints will be accepted as signature guarantees.

Other Purchase Information

Purchases are made at NAV. If at any time the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional Shares and have dividends reinvested.

Other Exchange Information

Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration relating to a Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

Other Redemption Information

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a New Technology Medallion Signature Guarantee) to the Trust, P.O. Box 6110 Indianapolis, IN 46206-6110.

TAXES

It is intended that each Fund qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

(a)
derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)
distribute with respect to each taxable year at least 90% of the sum of its "investment company taxable income" (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its tax-exempt interest income (less deductions attributable to that income) for such year, if any; and

(c)
diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a Fund fails to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its income at corporate rates. In addition, the Fund could be required to recognize net unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as regulated investment company that is accorded special tax treatment.

If a Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund may be subject to a 4% excise tax on the under-distributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

For a discussion of the tax consequences of variable life or annuity contracts, refer to the prospectuses or other documents you received when you purchased your variable life or variable annuity contracts. Variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earning from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity or variable life contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 ½, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

In addition to the diversification requirements applicable to all regulated investment companies discussed above, the Code imposes certain diversification standards on the underlying assets of variable annuity contracts held in the Funds. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not in accordance with regulations prescribed by the Treasury department, adequately diversified. Disqualification of the variable annuity contract as an annuity contract would result in immediate imposition of federal income tax on variable contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract.

A Fund will meet the diversification requirements if no more than 55% of the value of its assets is represented by any one investment, no more than 70% of the value of its assets is represented by any two investments, no more than 80% of the value of its assets is represented by any three investments, and no more than 90% of the value of its assets is represented by any four investments. For purposes of this rule, all securities of the same issuer, all interests in a single real estate project, and all interests in the same commodity are treated as a single investment, but each government agency or instrumentality is treated as separate issuer. Alternatively, a Fund will be treated as meeting this requirement for any quarter of its taxable year if, as of the close of such quarter, the Fund meets the diversification requirements applicable to regulated investment companies generally (described above) and no more than 55% of the value of it total assets consists of cash and cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies.

Treasury regulations provide that a variable annuity contract will be able to look through to the assets held by a Fund for the purpose of meeting the diversification test if the Fund meets certain requirements. Each Fund will be managed in such a manner as to comply with the diversification requirements and to allow the variable annuity contracts to be treated as owning a proportionate share of such Fund’s assets.  It is possible that, in order to comply with the diversification requirements, less desirable investment decisions may be made which could affect the investment performance of such Fund.

The above discussion of the federal income tax treatment of the Funds assumes that all the insurance company accounts holding Shares of a Fund are either segregated asset accounts underlying variable contacts as defined in Section 817(d) of the Code or the general account of an insurance company as defined in Section 816 of the Code. Additional tax consequences may apply to holders of variable contracts investing in a Fund if any of those contracts are not treated as annuity, endowment or life insurance contracts.

Under recently enacted Treasury regulations, if a shareholder realizes a loss on a disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (such as an insurance company holding the separate accounts referenced in this SAI), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders of a regulated investment company, such as the separate accounts that own shares of the Funds, are not exempted from this filing requirement even though, as a practical matter, any such loss would not reduce the taxable income of the insurance company holding the separate accounts.  Future guidance may provide an exception from this reporting requirement to shareholders of most or all regulated investment companies.

The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information.  Such laws and regulations may be changed by legislative, judicial or administrative action and such changes may be retroactive.  In particular, if the tax on dividends paid out of earnings previously taxed at the corporate level is reduced or eliminated, this may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are part of certain of the Funds.  This change could reduce the net asset value of, and distributions made by, these Funds.  However, since Fund shares are expected to be owned in connection with variable annuity accounts, the reduction or elimination of the tax on such dividends will likely not affect the tax discussion above.

In addition, the foregoing is only a summary of some of the important federal tax considerations generally affecting holders of variable annuity contracts investing in a Fund.  No attempt is made to present herein a complete explanation of the federal income tax treatment of each Fund or of the holders of such variable contracts, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, prospective investors are urged to consult with their tax advisers with specific reference to their own tax situation, including the potential application of state, local, and (if applicable) foreign taxes.

The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in the regulations or rulings.

Foreign Investments

If a Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and a Fund may be subject to Federal income taxes upon disposition of PFIC investments.

DIVIDENDS AND DISTRIBUTIONS

Each of the Funds will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually.

PERFORMANCE INFORMATION

Generally, the Funds will advertise average annual total returns

ERV 1
Average Annual Return = ( ) n - 1
P

In accordance with SEC guidelines, the average annual total return for each class of shares is calculated according to the following formula: where p = a hypothetical initial of $1,000; n = number of years; and ERV = ending redeemable value of the hypothetical $1,000 investment after the investment period.

In accordance with SEC guidelines, the yield for each class of shares of a Fund is computed by dividing the net investment income per share earned during the period by the maximum offering price

a - b
Yield = 2[ (      +1 ) (6) +1]
cd

per share on the last day of the period, according to the following formula:

where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

In accordance with SEC guidelines, the tax-equivalent yield for each class of the Funds is computed by dividing the portion of the yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

The average annual total returns for each of the following Funds for the one-year, five-year and for the life of the respective Fund through December 31, 2007, were as follows:

Fund	Fiscal Year Ended 12/31/2007	Five Years Ended 12/31/2007	Inception through 12/31/2007
VA Dividend Capture Fund	(6.13)%	9.37%	7.89%[1]
VA Growth Fund	14.70%	8.81%	1.67%[2]
VA Income Equity Fund	0.94%	9.52%	5.29%[3]
VA International Equity Fund	13.78%	N/A	18.01%[4]
VA Macro 100 Fund	(2.79)%	N/A	5.58%[4]
VA Mid Corp America Fund	8.75%	14.77%	11.18%[1]
VA New Economy Fund	12.50%	17.03%	12.39%[1]
VA Real Strategies Fund	N/A	N/A	15.00%[5]
VA Rotating Markets Fund	9.11%	14.72%	9.55%[1]
VA Situs Fund	11.37%	N/A	14.42%[4]
VA Mortgage Securities Fund	3.93%	N/A	4.62%[4]

(1) Since 10/15/01
(2) Since 5/1/01
(3) Since 10/21/99
(4) Since 5/3/04
(5) Since 8/31/07

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2007, and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2007, which has been previously sent to shareholders of each Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the SEC. A copy of the Annual Report to Shareholders may be obtained without charge by contacting the Trust.  The information for years or periods ended prior to 2004 has been audited by another independent registered public accounting firm.

INVESTMENT RATINGS

The NRSROs that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's, Standard & Poor’s (“S&P”), Fitch Ratings (“Fitch”) and A.M. Best. Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

MOODY’S LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

S&P LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

FITCH LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

MOODY’S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P SHORT-TERM MUNICIPAL OBLIGATION RATINGS
An S&P note rating reflects the liquidity concerns and market access risks unique to notes.
SP-1-- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.
SP-2--Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH SHORT-TERM DEBT RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F-3--Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

MOODY’S SHORT-TERM MUNICIPAL OBLIGATION RATINGS
Moody’s short-term ratings are designated Moody’s Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

ADDRESSES

Equity Funds
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund
Huntington VA Real Strategies Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Fund

Income Fund
Huntington VA Mortgage Securities Fund

5800 Corporate Drive
Pittsburgh, PA  15237-7010

Distributor
Edgewood Services Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Investment Advisor
Huntington Asset Advisors, Inc.
41 South High Street
Columbus, OH  43215

Custodian, Administrator and Fund Accountant
The Huntington National Bank
41 South High Street
Columbus, OH  43215

Custodian for Huntington VA International Equity Fund
State Street Bank and Trust Company
Two Heritage Drive
Quincy, MA 02171

Sub-custodian for VA Situs Fund
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Transfer Agent and Dividend Disbursing Agent
Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN  46206-6110

Independent Registered Public Accounting Firm
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, OH 43215

Sub-Administrator
Federated Services Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Sub-Fund Accountant
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

APPENDIX

The following is a list of persons other than the Advisor, affiliates of the Advisor, and the Sub-Advisor that may receive nonpublic portfolio holdings information concerning the Funds:

Custodian
State Street Bank and Trust Company

Sub-custodian
The Bank of New York

Securities Lending Agent
PFPC

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Reed Smith LLP

Sullivan & Worcester LLP

Service Providers
Abel/Noser Corp.
Bondedge
Bonds Direct
Citi Fund Services Ohio, Inc.
Citigroup Global Markets Inc.
Edgewood Services, Inc.
Federated Services Company
Investment Scorecard, Inc.
KeyBanc Capital Markets (McDonald Inc.)
Lehman Brothers
Mesirow Financial Inc.
RBC Dain Rauscher Inc.
SunGard
Thomson ONE
Unified Fund Services, Inc.
Wilshire Associates, Inc.

Proxy Voting Services
Institutional Shareholder Services, Inc.
Automatic Data Processing (ADP)

Security Pricing Services
Interactive Data Corporation
Bloomberg

Ratings Agencies
A.M. Best
Duff & Phelps
Fitch Ratings
Moody’s
S&P

Performance Reporting/Publications
Bloomberg
Lipper
McGraw-Hill
Morningstar
S&P
Thomson Financial
Vickers

Other
Hartford Life Insurance Company

Transamerica Life Insurance Company

Cusip 446771305	Cusip 446771503
Cusip 446771206	Cusip 446771602
Cusip 446771107	Cusip 446771701
Cusip 446771800	Cusip 446771883
Cusip 446771875 Cusip 446327215	Cusip 446771867

[Logo of Huntington Funds]

Investor Guide

MAY 1, 2008

INVESTMENT A SHARES PROSPECTUS
INVESTMENT B SHARES PROSPECTUS

INVESTMENT A SHARES PROSPECTUS
INVESTMENT B SHARES PROSPECTUS

Money Market Funds

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Huntington Tax-Free Money Market Fund
 (formerly, Huntington Florida Tax-Free Money Fund)

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Huntington Money Market Fund
Huntington Ohio Municipal Money Market Fund
Huntington U.S. Treasury Money Market Fund

Equity Funds
Huntington Dividend Capture Fund
Huntington Growth Fund
Huntington Income Equity Fund
Huntington International Equity Fund
Huntington Macro 100 Fund
Huntington Mid Corp America Fund
Huntington New Economy Fund
Huntington Real Strategies Fund
Huntington Rotating Markets Fund

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Huntington Situs Fund (formerly, Huntington Situs Small Cap Fund)

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Huntington Technical Opportunities Fund

Income Funds
Huntington Fixed Income Securities Fund
Huntington Intermediate Government Income Fund
Huntington Michigan Tax-Free Fund
Huntington Mortgage Securities Fund
Huntington Ohio Tax-Free Fund
Huntington Short/Intermediate Fixed Income Securities Fund

MAY 1, 2008

[Logo of Huntington Funds]

The Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete.
Any representation to the contrary is unlawful.

The Huntington Funds                            Table of Contents

How to Read This Prospectus

The Huntington Funds (“Trust”) is a mutual fund family that offers different classes of shares in separate investment portfolios (“Funds”).

The Trust was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds on June 23, 2006. The Trust operates 32 separate series, or mutual funds: 21 retail portfolios and 11 variable annuity portfolios. This Prospectus relates only to the Investment A Shares and Investment B Shares of retail portfolios. Separate prospectuses offer Trust Shares of the retail portfolios, Interfund Shares of the Money Market Fund, and the variable annuity portfolios.

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The Funds have various investment goals and strategies and are advised by professional portfolio managers at Huntington Asset Advisors, Inc. (“Advisor”), a subsidiary of The Huntington National Bank. This Prospectus gives you important information about the Investment A Shares and Investment B Shares (“Shares”) of the Funds that you should know before investing. Of the Funds in this Prospectus, all offer Investment A Shares. However, only the Equity Funds, Income Funds (other than Short/Intermediate Fixed Income Securities Fund) and the Huntington Money Market Fund offer Investment B Shares.

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Please read this Prospectus and keep it for future reference. The Prospectus is arranged into different sections so that you can easily review the important information you should know about investing in the Funds.

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Introduction

4

Fund Summary, Investment Strategy and Risks

Money Market Funds

5 Tax-Free Money Market Fund CUSIP: 446327504 Symbol: HFTXX (A Shares)

9 Money Market Fund CUSIP: 446327108 Symbol: HFIXX (A Shares)
                                    CUSIP: 446327686 Symbol: HUNXX (B Shares)

14 Ohio Municipal Money Market Fund CUSIP: 446327306 Symbol: HOBXX (A Shares)

19 U.S. Treasury Money Market Fund CUSIP: 446327702 Symbol: HUIXX (A Shares)

Equity Funds

23 Dividend Capture Fund CUSIP: 446327660 Symbol: HDCAX (A Shares)
                                           CUSIP: 446327652 Symbol: HDCBX (B Shares)

29 Growth Fund CUSIP: 446327884 Symbol: HGWIX (A Shares)
                           CUSIP: 446327678 Symbol: HUGBX (B Shares)

34 Income Equity Fund CUSIP: 446327868 Symbol: HUINX (A Shares)
                                     CUSIP: 446327710 Symbol: HUIEX (B Shares)

39 International Equity Fund CUSIP: 446327637 Symbol: HIEAX (A Shares)
                                              CUSIP: 446327629 Symbol: HUIBX (B Shares)

47 Macro 100 Fund CUSIP: 446327330 Symbol: HMALX (A Shares)
                                CUSIP: 446327322 Symbol: HMBNX (B Shares)

54 Mid Corp America Fund CUSIP: 446327561 Symbol: HUMIX (A Shares)
                                             CUSIP: 446327553 Symbol: HMABX (B Shares)

61 New Economy Fund CUSIP: 446327595 Symbol: HNEAX (A Shares)
                                      CUSIP: 446327587 Symbol: HNEBX (B Shares)

69 Real Strategies Fund CUSIP: 446327298 Symbol: HRSAX (A Shares)
                                       CUSIP: 446327280 Symbol: HRBSX (B Shares)

80 Rotating Markets Fund CUSIP: 446327520 Symbol: HRIAX (A Shares)
                                          CUSIP: 446327264 Symbol: HRIBX (B Shares)

89 Situs Fund CUSIP: 446327488 Symbol: HSUAX (A Shares)
                       CUSIP: 446327470 Symbol: HSUBX (B Shares)

98 Technical Opportunities Fund CUSIP: 446327199 Symbol: HTOAX (A Shares)
                                                     CUSIP: 446327181 Symbol: HTOBX (B Shares)

Income Funds

109 Fixed Income Securities Fund CUSIP: 446327777 Symbol: HFIIX (A Shares)
                                                       CUSIP: 446327694 Symbol: HFIBX (B Shares)

116 Intermediate Government Income Fund CUSIP: 446327736 Symbol: HMGCX (A Shares)
                                                                     CUSIP: 446327454 Symbol: HGVBX (B Shares)

123 Michigan Tax-Free Fund CUSIP: 446327793 Symbol: HMICX (A Shares)
                                               CUSIP: 446327447 Symbol: HMTBX (B Shares)

129 Mortgage Securities Fund CUSIP: 446327843 Symbol: HUMSX (A Shares)
                                                 CUSIP: 446327439 Symbol: HMBGX (B Shares)

137 Ohio Tax-Free Fund CUSIP: 446327827 Symbol: HOHFX (A Shares)
                                        CUSIP: 446327421 Symbol: HOHBX (B Shares)

143 Short/Intermediate Fixed Income Securities Fund CUSIP: 446327413 Symbol: HSIAX (A Shares)

Shareholder Information

149 Distribution of the Funds

150 Distribution Plan (Rule 12b-1 Fees)

151 Sales Charges

153 Contingent Deferred Sales Charges

154 Pricing Shares

157 Purchasing Shares

159 Exchanging Shares

161 Redeeming Shares

165 Portfolio Holdings Information

More About the Huntington Funds

166 Management of the Trust

169 Fees Paid To Advisor and Affiliates

170 Advisory Services

172 Dividends and Distributions

173 Tax Consequences

174 Financial Information

190 Additional Investment Strategies

192 Investment Practices

204 Glossary of Investment Risks

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For more information about the Huntington Funds, please see the back cover of this Prospectus

This Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

Introduction

Each Fund is a mutual fund that issues shares. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank. It is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own. Unless otherwise noted, each Fund’s investment objective is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding Shares. Unless otherwise noted, each Fund’s investment strategies are not fundamental and may be changed by the Trust’s Board of Trustees (“Trustees”).

The portfolio manager invests each Fund’s assets in a way that he or she believes will help the Fund achieve its goal. A portfolio manager’s judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

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Tax-Free Money Market Fund

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Fund Summary

Investment Goal

To seek to provide the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal

Investment Focus

Tax-free money market securities

Principal Investment Strategy

Invests in high-quality, short-term tax-free securities

Share Price Volatility

Low

Investment Strategy

The Fund’s investment objective is to seek to provide the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal.

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The Advisor strives to maintain a $1.00 net asset value (“NAV”) per share for the Tax-Free Money Market Fund by investing substantially all of the Fund’s assets in short-term tax-exempt securities which are either rated in the highest rating category by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or unrated and deemed to be of comparable quality by the Advisor. No more than 20% of the Fund’s annual income will be subject to the alternative minimum tax (“AMT”).

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In managing the portfolio, the Advisor determines an appropriate maturity range for the Fund (currently between 35 and 80 days), and endeavors to diversify the portfolio’s holdings as much as possible. (Like all money market funds, the Fund’s dollar-weighted average maturity range may extend up to 90 days when the Advisor deems it necessary.) In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.

For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax.

Tax-exempt securities are debt securities typically issued by states, counties, cities, and other political subdivisions and authorities and which pay interest that is exempt from Federal income tax.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Investors seeking income exempt from federal personal income tax

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

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Credit Enhancement Risk: The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

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For more information about risks, please see the “Glossary of Investments Risks.”

An investment in the Fund is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank, and it is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each full calendar year that the Fund was in existence.

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	1 Year	5 Years	Since Class Inception**

Tax-Free Money Market Fund* -- Investment A Shares
Returns before taxes	2.51%	1.28%	1.64%

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* On August 15, 2007, the Huntington Florida Tax-Free Money Fund changed its name to the Huntington Tax-Free Money Market Fund in connection with its change in investment strategy from a Florida state specific fund to a national money market fund. Some of the performance information disclosed herein is performance associated with the previous name and investment strategy.

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** Since January 28, 1999.

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Yield

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or 7-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or 7-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-253-0412.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares

Investment Advisory Fees†	0.30%
Distribution (12b-1) Fees	0.25%
Shareholder Servicing Fees	0.25%
Other Expenses	0.33%

Total Annual Fund Operating Expenses	1.13%

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* Does not include any wire transfer fees, if applicable.

† The Advisor is entitled to receive a maximum fee of 0.30% of the Fund’s average daily net assets. This fee is subject to breakpoints as the Fund’s assets increase. See section entitled “Fees Paid to Advisor and Affiliates.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$115	$359	$622	$1,375

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Money Market Fund

Fund Summary

Investment Goal

To seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high-quality money market instruments

Investment Focus

High-quality, short-term debt securities

Principal Investment Strategy

Maximize current income while preserving capital

Share Price Volatility

Low

Investment Strategy

The Fund’s investment objective is to seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high-quality money market instruments.

The Advisor strives to maintain a $1.00 NAV per share for the Fund by investing in commercial paper and U.S. government agency notes, and other short-term money market instruments, which may include municipal securities that are either rated in the highest rating category by a NRSRO or unrated and deemed to be of comparable quality by the Advisor. In managing the portfolio, the Advisor determines an appropriate dollar-weighted average maturity range for the Fund (currently between 25 and 60 days) and endeavors to diversify the portfolio across market sectors. (Like all money market funds, the Fund’s dollar-weighted average maturity range may extend up to 90 days when the Advisor deems it necessary.) The Advisor employs a top-down analysis of economic and market factors to select Fund investments. In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.

The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”). Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not. GSE securities not backed by the full faith and credit of the U.S. government include those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. GSE securities that are supported by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association. Finally, the Fund may invest in GSE securities that are not backed by the full faith and credit of the U.S. government and have no explicit financial support. Such securities include those issued by the Farm Credit System and the Financing Corporation.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Short-term or risk-averse investors seeking our typically highest-yielding money market fund

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

For more information about risks, please see the “Glossary of Investment Risks.”

An investment in the Fund is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank, and it is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each of the last 10 calendar years.

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	1 Year	5 Years	10 Years

Money Market Fund -- Investment A Shares Returns before taxes	4.11%	2.15%	3.00%

Money Market Fund -- Investment B Shares* (with applicable Contingent Deferred Sales Charge)
Returns before taxes	(1.40)%	1.76%	2.66%

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* Prior to May 1, 2000 (the inception date for Investment B Shares), performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and contingent deferred sales charge.

Yield

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or 7-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or 7-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-253-0412.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees†	0.27%	0.27%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.27%	0.27%

Total Annual Fund Operating Expenses	1.04%	1.54%

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* Does not include any wire transfer fees, if applicable.

† The Advisor is entitled to receive a maximum fee of 0.30% of the Fund’s average daily net assets. This fee is subject to breakpoints as the Fund’s assets increase. See section entitled “Fees Paid to Advisor and Affiliates.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$106	$331	$574	$1,271
Investment B Shares
If you do not sell your Shares:	$157	$486	$839	$1,700
If you sell your Shares at the end of the period:	$657	$786	$1,039	$1,700

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Ohio Municipal
Money Market Fund

Fund Summary

Investment Goal

To seek to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity

Investment Focus

Ohio tax-free money market securities

Principal Investment Strategy

Invests in high-quality, short-term Ohio tax-free securities

Share Price Volatility

Low

Investment Strategy

The Fund’s investment objective is to seek to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity.

The Advisor strives to maintain a $1.00 NAV per share for the Fund by investing substantially all of the Fund’s assets in short-term Ohio tax-exempt securities which are either rated in the highest rating category by a NRSRO or unrated and deemed to be of comparable quality by the Advisor. In managing the portfolio, the Advisor determines an appropriate dollar-weighted average maturity range for the Fund (currently between 35 and 80 days), and endeavors to diversify the portfolio’s holdings within Ohio as much as possible. (Like all money market funds, the Fund’s dollar-weighted average maturity range may extend up to 90 days when the Advisor deems it necessary.) In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments, yields and credit quality, and monitors new issue calendars for potential purchases.

For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax or Ohio personal income taxes.

Ohio tax-exempt securities are debt obligations which (i) are issued by or on behalf of the state of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Ohio residents seeking income exempt from federal and Ohio state personal income taxes

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

State Specific Risk: By concentrating its investments in Ohio, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified. The economy of Ohio is largely concentrated in agriculture, motor vehicles and equipment, steel, rubber products and household appliances, and therefore tends to be more cyclical than some other states and the nation as a whole.

Diversification Risk: As a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds, and therefore Fund performance can be significantly affected by the performance of one or a small number of issuers.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

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Credit Enhancement Risk: The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

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For more information about risks, please see the “Glossary of Investments Risks.”

An investment in the Fund is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank, and it is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each of the last 10 calendar years.

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	1 Year	5 Years	10 Years

Ohio Municipal Money Market Fund -- Investment A Shares
Returns before taxes	2.57%	1.35%	1.84%

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Yield

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or 7-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or 7-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-253-0412.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares

Investment Advisory Fees†	0.30%
Distribution (12b-1) Fees	0.25%
Shareholder Servicing Fees	0.25%
Other Expenses	0.27%

Total Annual Fund Operating Expenses	1.07%

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* Does not include any wire transfer fees, if applicable.

† The Advisor is entitled to receive a maximum fee of 0.30% of the Fund’s average daily net assets. This fee is subject to breakpoints as the Fund’s assets increase. See section entitled “Fees Paid to Advisor and Affiliates.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$109	$340	$590	$1,306

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U.S. Treasury Money
Market Fund

Fund Summary

Investment Goal

To seek to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. government and backed by its full faith and credit and in repurchase agreements with respect to such obligations

Investment Focus

U.S. Treasury obligations

Principal Investment Strategy

Invests exclusively in U.S. government obligations and repurchase agreements on such obligations

Share Price Volatility

Low

Investment Strategy

The Fund’s investment objective is to seek to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. government and backed by its full faith and credit and in repurchase agreements with respect to such obligations. The Advisor strives to maintain a $1.00 NAV per share for the Fund by investing substantially all of the Fund’s assets in short-term obligations of the U.S. government. In managing the portfolio, the Advisor determines an appropriate dollar-weighted average maturity range for the Fund. Because the Fund seeks a rating by an independent rating agency, it will seek to limit its dollar-weighted average maturity to 60 days or less. However, like all money market funds, this maturity range may extend up to 90 days if the Advisor deems it necessary. In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments and yields and opposite direction; and monitors new issue calendars for potential purchases.

Because the Fund refers to U.S. Treasury obligations in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. Treasury obligations.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Highly risk adverse investors seeking current income from a money market fund that invests primarily in U.S. Treasury obligations

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risk:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

For more information about risks, please see the “Glossary of Investments Risks.”

An investment in the Fund is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank, and it is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each of the last 10 calendar years.

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	1 Year	5 Years	10 Years

U.S. Treasury Money Market Fund -- Investment A Shares
Returns before taxes	3.75%	2.05%	2.88%

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Yield

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or 7-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or 7-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-253-0412.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares

Investment Advisory Fees	0.20%
Distribution Fees	0.25%
Shareholder Servicing Fees	0.25%
Other Expenses	0.27%

Total Annual Fund Operating Expenses	0.97%

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* Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$99	$309	$536	$1,190

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Dividend Capture Fund

Fund Summary

Investment Goal

To seek total return on investment, with dividend income as an important component of that return

Investment Focus

U.S. common stocks

Principal Investment Strategy

Attempts to identify stocks that pay dividends and hedge against adverse market swings

Share Price Volatility

Moderate

Investment Strategy

The Fund’s investment objective is to seek total return on investment, with dividend income as an important component of that return.

To pursue its investment objective, the Fund invests at least 65% of its assets in dividend-paying stocks that the Advisor believes are undervalued or out-of-favor. The Advisor intends to invest in common stock, preferred stock, and REITs (real estate investment trusts) which pay high dividends. The Fund may invest in convertible bonds and other types of hybrid securities (securities that contain aspects of both stocks and bonds). As an additional income source, the Advisor will frequently purchase stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payments of the next dividend). As a result, these dividends, as well as dividends paid by REITs, may not qualify for lower rates that apply to certain other “qualified investment income.”

The companies in which the Fund invests are generally mature, middle and large-capitalization U.S. corporations. In-depth fundamental research (both quantitative and qualitative) confirms the value characteristics of individual stocks and evaluates the issuer’s future prospects.

Quantitative analysis is used to identify stocks that the Advisor believes are undervalued relative to the market and to the security’s historic valuations. The Advisor considers fundamental factors such as earnings growth, cash flow, and credit quality to identify the best companies. It then uses a qualitative stock selection model based on earnings expectations and supplemental valuation measures to narrow the list of stocks to the most attractive.

The Advisor typically begins to pare down a position when the stock has declared an ex-dividend date or is at a valuation level that, in the Advisor’s opinion, leaves little room for investor gain. The Advisor may eliminate a stock from the Fund’s portfolio if its long-term fundamentals become unfavorable.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Investors seeking capital appreciation with the potential for higher current income than the average stock fund

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of undervalued, dividend-paying companies -- may underperform other kinds of investments or market averages.

Real Estate/REIT Risk: The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each full calendar year that the Fund was in existence. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Years	Since Class Inception*

Dividend Capture Fund -- Investment A Shares (with 5.75% sales charge)
Returns before taxes	(12.48)%	7.30%	6.29%
Returns after taxes on distributions(1)	(14.02)%	5.65%	4.47%
Returns after taxes on distributions and sales of Investment A Shares(1)	(6.90)%	5.84%	4.67%

Dividend Capture Fund -- Investment B Shares (with applicable Contingent Deferred Sales Charge)
Returns before taxes	(11.87)%	7.70%	6.66%
Returns after taxes on distributions(1)	(13.41)%	6.14%	4.96%
Returns after taxes on distributions and sales of Investment B Shares(1)	(6.50)%	6.24%	5.07%

S&P 500 (reflects no deduction for fees, expenses or taxes)(2)	5.49%	12.83%	4.29%
DCIB (reflects no deduction for fees, expenses or taxes)(3)	(7.42)%	10.24%	7.59%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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(3) The unmanaged DCIB is a custom, blended index comprised of the S&P 500/Citigroup Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom blended index and its respective weightings are reflective of the Fund’s sector diversification. The S&P 500/Citigroup Value Index is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the value end of the growth-value spectrum. The Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

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* Since March 1, 2001.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.30%	0.30%

Total Annual Fund Operating Expenses	1.55%	2.05%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses****	0.01%	0.01%

Total Direct and Acquired Fund Annual Operating Expenses	1.56%	2.06%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

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**** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$725	$1,039	$1,376	$2,325
Investment B Shares
If you do not sell your Shares:	$209	$646	$1,108	$2,262
If you sell your Shares at the end of the period:	$709	$946	$1,308	$2,262

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Growth Fund

Fund Summary

Investment Goal

To seek to achieve long-term capital appreciation primarily through investing in equity securities

Investment Focus

Common stocks of medium to large companies

Principal Investment Strategy

Invests in companies offering above-average growth potential

Share Price Volatility

Moderate to High

Investment Strategy

The Fund’s investment objective is to seek to achieve long-term capital appreciation primarily through investing in equity securities.

The Advisor intends to invest in common stock and other equity securities, such as preferred stock, of medium or large companies which it believes offer opportunities for growth. The Advisor occasionally invests in established companies which it believes have temporarily depressed prices and present growth opportunities.

In selecting investments, the Advisor reviews historical earnings, revenue and cash flow to identify the best companies in each industry and to evaluate the growth potential of these companies. The Advisor may also select companies based on a relative price to earnings growth methodology. The Advisor uses both qualitative and quantitative analysis in implementing these strategies. On an ongoing basis, the Advisor also monitors the Fund’s existing positions to determine the benefits of retention.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Long-term investors seeking capital appreciation

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the kind of stocks on which this Fund focuses -- those of medium to large U.S. growth companies -- may underperform other types of stock investments or the market as a whole.

Growth Stock Risk: The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks.

Mid Cap Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each of the last 10 calendar years. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Years	10 Years

Growth Fund -- Investment A Shares (with 5.75% sales charge)
Returns before taxes	8.96%	8.77%	3.11%
Returns after taxes on distributions(1)	5.79%	7.46%	2.09%
Returns after taxes on distributions and sales of Investment A Shares(1)	9.86%	7.51%	2.47%

Growth Fund -- Investment B Shares* (with applicable Contingent Deferred Sales Charge)
Returns before taxes	10.45%	9.24%	3.12%
Returns after taxes on distributions(1)	6.96%	7.85%	2.11%
Returns after taxes on distributions and sales of Investment B Shares(1)	11.25%	7.93%	2.52%

S&P 500 (reflects no deduction for fees, expenses or taxes)(2)	5.49%	12.83%	5.91%
S&P 500/Citigroup Growth (reflects no deduction for fees, expenses or taxes)(3)	9.13%	10.94%	4.76%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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(3) The S&P 500/Citigroup Growth is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the growth end of the growth-value spectrum.

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* Prior to May 1, 2000 (the inception date for Investment B Shares), performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and contingent deferred sales charge.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.28%	0.28%

Total Annual Fund Operating Expenses	1.38%	1.88%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$707	$987	$1,287	$2,137
Investment B Shares
If you do not sell your Shares:	$191	$591	$1,016	$2,071
If you sell your Shares at the end of the period:	$691	$891	$1,216	$2,071

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Income Equity Fund

Fund Summary

Investment Goal

To seek to achieve current income and moderate appreciation of capital primarily through investment in income-producing equity securities

Investment Focus

Common and preferred stocks

Principal Investment Strategy

Attempts to identify stocks that pay high dividends

Share Price Volatility

Moderate

Investment Strategy

The Fund’s investment objective is to seek to achieve current income and moderate appreciation of capital primarily through investment in income-producing equity securities.

The Advisor focuses primarily on equity securities and under normal circumstances invests at least 80% of its assets in equity securities, such as common stock and preferred stock. At least 65% of the Fund’s total assets will be invested in income-producing equity securities. As an additional income source, the Advisor also may invest in investment-grade corporate debt obligations, such as bonds, notes and debentures. The Fund may also invest up to 10% of its total assets in debt obligations rated below investment-grade, also known as junk bonds, (securities rated below BBB by Standard & Poor’s or Baa by Moody’s). The Advisor selects securities which it believes will maintain or increase the Fund’s current income while maintaining a price/earnings ratio below the market.

In addition to evaluating the current yield of a security, the Advisor considers dividend growth to be an important factor in selecting investments for the Fund. The Advisor actively monitors market activity which impacts dividend decisions. In general, the Fund will sell a security when dividends are no longer expected to increase. The Advisor may seek to purchase a security that will generate dividends that are eligible for taxation at lower rates than other types of income at the shareholder level, but this will not be an investment strategy of the Fund.

Because the Fund contains “equity” in its name, the Fund will normally invest at least 80% of its assets in equity securities and will notify shareholders at least 60 days in advance of any changes to this policy.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Investors seeking capital appreciation potential with higher current income and lower volatility than the average stock fund.

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of undervalued, dividend-paying companies -- may underperform other kinds of investments or market averages.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Risks Associated with Noninvestment-Grade Securities: Securities rated below investment-grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Liquidity Risks: Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment-grade or are not widely held. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security, and the Fund could incur losses.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

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This bar chart shows changes in the performance of the Fund’s Investment A Shares for each of the last 10 calendar years. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Years	10 Years

Income Equity Fund -- Investment A Shares (with 5.75% sales charge)
Returns before taxes	(4.20)%	8.30%	3.86%
Returns after taxes on distributions(1)	(6.76)%	6.51%	2.29%
Returns after taxes on distributions and sales of Investment A Shares(1)	0.21%	6.97%	2.78%

Income Equity Fund -- Investment B Shares* (with applicable Contingent Deferred Sales Charge)
Returns before taxes	(3.13)%	8.79%	3.92%
Returns after taxes on distributions(1)	(5.76)%	7.04%	2.44%
Returns after taxes on distributions and sales of Investment B Shares(1)	1.02%	7.42%	2.89%

S&P 500 (reflects no deduction for fees, expenses or taxes)(2)	5.49%	12.83%	5.91%
S&P 500/Citigroup Value (reflects no deduction for fees, expenses or taxes)(3)	1.99%	14.73%	6.66%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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(3) The S&P 500/Citigroup Value is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the value end of the growth-value spectrum.

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* Prior to May 1, 2000 (the inception date for Investment B Shares), performance for Investment B Shares is based on the performance of Investment A Shares (and Trust Shares), adjusted for the Investment B Shares 12b-1 fees and contingent deferred sales charge.

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Fees and Expenses

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.29%	0.29%

Total Annual Fund Operating Expenses	1.39%	1.89%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$708	$990	$1,292	$2,148
Investment B Shares
If you do not sell your Shares:	$192	$594	$1,021	$2,082
If you sell your Shares at the end of the period:	$692	$894	$1,221	$2,082

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International Equity Fund

Fund Summary

Investment Goal

To seek total return

Investment Focus

Equity securities of companies based outside the United States

Principal Investment Strategy

Attempts to identify equity securities of companies based outside the United States with the best potential for superior long-term investment returns

Share Price Volatility

Moderate to High

Investment Strategy

The Fund’s investment objective is to seek total return. The Fund’s total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that changes in market value will comprise the largest component of its total return. This investment objective may be changed by the Fund’s Trustees without shareholder approval.

The Fund pursues its investment objective by investing at least 80% of its assets in equity securities, and at least 65% of its assets in companies based outside the United States. The Advisor manages the Fund based on the view that international equity markets are inefficient at pricing securities and that careful security selection offers the best potential for superior long-term investment returns. The Advisor uses a “bottom-up” approach to stock selection (searching for outstanding performance of individual stocks before considering the impact of economic trends) and evaluates industry and country exposure to be consistent with a top-down approach. The Advisor attempts to purchase securities with value characteristics consistent with an overall assessment of the economic environment in which the underlying company operates.

The Advisor ranks the relative valuation and recent price performance of a universe of companies. The Advisor then evaluates the most attractively valued portion of this universe using such factors as a company’s price/earnings ratio, enterprise value, organic growth rates versus growth through acquisition, product niche and management quality. The Advisor also reviews the company’s financial statements and forecasts of earnings. Based on this information, the Advisor evaluates the sustainability of the company’s current growth trends and potential catalysts for increased valuation, based on the company’s potential to add economic value to the enterprise.

The Advisor frequently identifies benchmarks for certain securities such as return on invested capital, market implied growth rates, price/earnings ratios, and/or stock prices. When those benchmarks are achieved, the Advisor will often consider selling all or a portion of the Fund’s holdings to lock in profit. Holdings will also be sold if they fail to meet performance expectations or better investment opportunities are identified.

With respect to the Fund’s investments in developed markets, companies may be grouped together in broad categories called business sectors. The Advisor may emphasize certain business sectors in the portfolio that exhibit stronger growth potential or higher profit margins. The Fund will not invest more than 20% of its assets in companies located in emerging markets. In selecting emerging markets countries in which to invest, the Advisor reviews the country’s economic outlook, its interest and inflation rates, and the political and foreign exchange risk of investing in a particular country. The Advisor then analyzes companies located in particular emerging market countries.

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash, cash items, and shorter-term, higher quality debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

Because the Fund contains equity in its name, the Fund will normally invest at least 80% of its assets in equity securities and will notify shareholders at least 60 days in advance of any changes in this investment policy.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Investors who want total return, are willing to accept the increased risks of international investing for the possibility of higher returns, and want exposure to a diversified portfolio of international stocks

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of foreign companies -- may underperform other kinds of investments or the market as a whole.

Currency Risks: Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each full calendar year that the Fund was in existence. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Years	Since Class Inception*

International Equity Fund -- Investment A Shares (with 5.75% sales charge)
Returns before taxes	10.08%	20.77%	8.11%
Returns after taxes on distributions(1)	8.88%	20.13%	7.69%
Returns after taxes on distributions and sales of Investment A Shares(1)	8.31%	18.43%	7.07%

International Equity Fund -- Investment B Shares (with applicable Contingent Deferred Sales Charge)
Returns before taxes	11.24%	21.39%	8.52%
Returns after taxes on distributions(1)	10.02%	20.79%	8.12%
Returns after taxes on distributions and sales of Investment B Shares(1)	9.10%	19.00%	7.44%

MSCI-EAFE (reflects no deduction for fees, expenses or taxes)(2)	11.63%	22.08%	10.30%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The MSCI-EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America.

* Since March 1, 2001.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.29%	0.29%

Total Direct Annual Fund Operating Expenses	1.79%	2.29%
Acquired Fund Fees & Expenses****	0.03%	0.03%

Total Direct and Acquired Fund Annual Operating Expenses	1.82%	2.32%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

**** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$749	$1,115	$ 1,504	$2,589
Investment B Shares
If you do not sell your Shares:	$235	$724	$1,240	$2,531
If you sell your Shares at the end of the period:	$735	$1,024	$1,440	$2,531

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Macro 100 Fund

Fund Summary

Investment Goal

To seek total return which consists of capital appreciation and income

Investment Focus

Common stocks of companies within the Standard & Poor’s 500 Index (“S&P 500”)

Principal Investment Strategy

Attempts to identify common stocks within the S&P 500 with the best potential for superior investment returns

Share Price Volatility

Moderate to High

Investment Strategy

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The Fund’s investment objective is to seek total return which consists of capital appreciation and income. The Fund’s total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that changes in market value will comprise the largest component of its total return.

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The Fund’s Sub-Advisor (Laffer Investments, Inc.) pursues its investment objective by investing at least 80% of its assets in equity securities. Further, the Sub-Advisor pursues this objective by applying a “top down” approach to stock selection (analyzing the impact of economic trends before considering the performance of individual stocks). The Sub-Advisor evaluates broad macroeconomic trends, attempts to anticipate shifts in the business cycle, and determines which sectors, industries, companies or markets may provide relatively higher performance. Macroeconomic information can include, but is not limited to, such factors as monetary, fiscal, incomes and trade policies. The strategy is based upon the quantitative and qualitative analysis of seven or more core economic models that, when combined, produce rankings of the S&P 500 companies. The Sub-Advisor uses these rankings to determine its top 100 stocks for inclusion in the Fund’s portfolio. The models analyze and evaluate, among others, company size, domestic company location, industry earnings forecasts, fiscal policy changes, global company location, interest rates changes and trade issues. The Fund will typically hold 100 securities. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. As of February 29, 2008, the S&P 500 statistics were as follows: the average market capitalization of companies in the index was approximately $23.3 billion and the median market capitalization was approximately $10.8 billion. The smallest company in the S&P 500 had a market capitalization of $745 million and the largest company had a market capitalization of approximately $475.4 billion. The S&P 500 has a total market capitalization value of approximately $11.6 trillion. These capitalization values will change due to changes in the companies included in the S&P 500 and changes in their valuations. In connection with this strategy, the Fund may invest in the securities of companies with small market capitalizations (i.e., companies with a market capitalization of $500 million or less), to the extent that such companies are within the S&P 500.

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As a result of the Fund’s focus on macroeconomic strategy, it is not inherently biased towards any particular investment style (i.e., value or growth), but can be characterized from time to time as either, or a blend.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective. On an ongoing basis, the Sub-Advisor also monitors the Fund’s existing positions to determine the benefits of retention.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Long-term investors seeking to achieve total return

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the kind of stocks on which this Fund focuses -- those of large capitalization companies within the S&P 500 -- may underperform other types of stock investments or the market as a whole.

Growth Stock Risk: The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks.

Value Stock Risk: Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms and the prices of small company stocks may be more volatile than the prices of stocks of larger companies.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Investment A Shares for the first full calendar year that the Fund was in existence. If sales charges had been reflected, the Fund’s return would be less than shown below.

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	1 Year	Since Class Inception*

Macro 100 Fund -- Investment A Shares (with 5.75% sales charge)
Returns before taxes	(8.97)%	3.52%
Returns after taxes on distributions(1)	(12.20)%	2.20%
Returns after taxes on distributions and sales of Investment A Shares(1)	(4.89)%	2.53%

Macro 100 Fund -- Investment B Shares (with applicable Contingent Deferred Sales Charge)
Returns before taxes	(8.17)%	3.98%
Returns after taxes on distributions(1)	(11.62)%	2.62%
Returns after taxes on distributions and sales of Investment B Shares(1)	(4.30)%	2.91%

S&P 500 (reflects no deduction for fees, expenses or taxes)(2)	5.49%	10.03%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

* Since April 30, 2004

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Service Fees	0.25%	0.25%
Other Expenses	0.36%	0.36%

Total Direct Annual Fund Operating Expenses	1.61%	2.11%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$729	$1,054	$1,401	$2,376
Investment B Shares
If you do not sell your Shares:	$214	$661	$1,134	$2,314
If you sell your Shares at the end of the period:	$714	$961	$1,334	$2,314

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Mid Corp America Fund

Fund Summary

Investment Goal

To seek long-term capital appreciation by investing primarily in equity securities of mid cap companies

Investment Focus

Common stocks

Principal Investment Strategy

Attempts to identify companies with outstanding growth characteristics

Share Price Volatility

Moderate to High

Investment Strategy

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks.

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To pursue this objective, the Fund will invest at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are those companies with market capitalizations at the time of purchase in the range of companies in the Russell Midcap Index (“RMCI”) or the Standard & Poor’s 400 MidCap Index (“S&P 400”). The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The S&P 400 is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. As of February 29, 2008, the RMCI statistics were as follows: the average market capitalization of companies in the index was approximately $8.6 billion and the median market capitalization was approximately $3.9 billion. The companies in RMCI had a total market capitalization range of approximately $305 million to $49.6 billion. As of February 29, 2008, the S&P 400 statistics were as follows: the average market capitalization of companies in the index was approximately $2.6 billion and the median market capitalization was approximately $2.2 billion. The companies in the S&P 400 had a total market capitalization range of approximately $294 million to $11.12 billion.

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In managing the Fund’s portfolio, the Advisor emphasizes both growth and value in seeking mid cap companies with above-average growth potential or with temporarily depressed prices. As a result, the Fund will invest in a blend of both “growth” and “value” stocks. Factors the Advisor typically considers in selecting individual securities include fundamental analysis, valuation techniques, and technical analysis. Fundamental analysis will focus on qualitative aspects of the company’s product, management, and competitive strategy. Valuation techniques include quantitative screens to review historical earnings, revenue, and cash flow. Technical analysis will be deployed as it relates to the timing of trading the securities. This process will be utilized to identify the most attractive companies in each industry and to evaluate the growth potential of these companies. On an ongoing basis, the Advisor monitors the Fund’s existing positions to determine benefits of retaining a particular security. The Advisor will apply a “top down” strategy (analyzing the impact of economic trends before considering the performance of individual stocks), with industries weighted relative to the benchmark and the market outlook. Portfolio optimization programs will be deployed to enhance risk/return potential. These programs analyze the industry exposure of multi-industry companies and then use this information to balance the industry diversification of the portfolio to achieve certain risk/return models.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

The Fund may also invest in certain other equity securities in addition to those described above.

Because the Fund refers to the terms “America” and “Mid Corp” in its name, the Fund will invest normally at least 80% of its assets in investments in the United States of America and at least 80% of its investments in common stocks of mid cap companies. The Fund will notify shareholders at least 60 days in advance of any changes to these policies.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Long-term investors seeking capital appreciation

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses -- value and growth stocks of primarily small to mid cap companies -- may underperform other kinds of investments or market averages.

Mid Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each full calendar year that the Fund was in existence. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Years	Since Class Inception*

Mid Corp America Fund -- Investment A Shares (with 5.75% sales charge)
Returns before taxes	1.33%	13.23%	7.85%
Returns after taxes on distributions(1)	0.10%	12.89%	7.60%
Returns after taxes on distributions and sales of Investment A Shares(1)	2.46%	11.60%	6.85%

Mid Corp America Fund -- Investment B Shares (with applicable Contingent Deferred Sales Charge)
Returns before taxes	2.07%	13.77%	8.25%
Returns after taxes on distributions(1)	0.73%	13.42%	7.99%
Returns after taxes on distributions and sales of Investment B Shares(1)	3.09%	12.09%	7.21%

S&P 400 (reflects no deduction for fees, expenses or taxes)(2)	7.98%	16.20%	9.63%
RMCI (reflects no deduction for fees, expenses or taxes)(3)	5.60%	18.21%	9.98%
LMCCA (reflects no deduction for fees, expenses or taxes)(4)	5.96%	15.60%	8.14%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The S&P 400 is an unmanaged capitalization-weighted index of common stocks representing the mid-range sector of the U.S. stock market.

(3) The unmanaged RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

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(4) LMCCA figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

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* Since March 1, 2001.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares
Investment Advisory Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.30%	0.30%

Total Direct Annual Fund Operating Expenses	1.55%	2.05%
Acquired Fund Fees & Expenses****	0.02%	0.02%

Total Direct and Acquired Fund Annual Operating Expenses	1.57%	2.07%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

**** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$726	$1,042	$1,381	$2,335
Investment B Shares
If you do not sell your Shares:	$210	$649	$1,114	$2,272
If you sell your Shares at the end of the period:	$710	$949	$1,314	$2,272

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New Economy Fund

Fund Summary

Investment Goal

To seek capital appreciation by investing significantly in equity securities of companies engaged in developing products, processes, or services that provide technological or scientific advances and efficiencies.

Investment Focus

Common stocks of companies engaged in advancing innovations in products, services or processes, frequently of a scientific or technological nature.

Principal Investment Strategy

Long-term capital appreciation

Share Price Volatility

High

Investment Strategy

The Fund’s investment objective is to seek capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund attempts to invest in companies engaged in developing products, processes, or services that provide technological or scientific advances and efficiencies. Under normal market conditions, the Fund invests at least 65% of total assets in the equity securities of U.S. and, to a lesser extent, foreign companies.

“New economy” companies include those that are engaged in advancing innovations in products, services or processes, generally of a scientific or technological nature. Those companies may be in any of a variety of industries, such as computer hardware, software, electronic components and systems, telecommunications, Internet, media information services companies, biotechnology, robotics, and energy replacement. They also include companies in more traditional industries, such as certain consumer products retailers, that have extensively used technological or scientific advances to develop new or to improve products or processes and make them more efficient.

The Fund generally takes a growth approach to selecting stocks, looking for companies that appear poised to grow because of new products, technology or management, as well as new companies that are in the developmental stage. Factors in identifying these companies may include the quality of management, financial strength, a strong position relative to competitors and a stock price that appears reasonable relative to its expected growth rate.

Screens based upon quantitative multifactor models are used in the security identification and selection process. Models rely upon price and earnings momentum variables, as well as valuation, liquidity and risk variables.

Sector weights reflect the ongoing sector weights of the Russell 3000 Growth Index benchmark, input from the Investment Policy Committee of The Huntington National Bank, and expectations of sector out-performance or underperformance derived from quantitative and other sources.

The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund reserves the right to invest up to 35% of total assets in other securities, such as, corporate bonds and government securities. The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Long-term investors seeking capital appreciation

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of companies focusing on technological and scientific advancements -- may underperform other kinds of investments or market averages. The securities in which the Fund invests may be more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants and may fluctuate in price more widely and rapidly than the market as a whole. These securities may underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology or scientific stocks are out of favor.

Growth Stock Risk: The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks.

Mid/Small Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

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Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each full calendar year that the Fund was in existence. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Year	Since Class Inception*

New Economy Fund -- Investment A Shares (with 5.75% sales charge)
Returns before taxes	5.52%	16.01%	9.29%
Returns after taxes on distributions(1)	2.59%	15.04%	8.61%
Returns after taxes on distributions and sales of Investment A Shares(1)	7.30%	14.05%	8.10%

New Economy Fund -- Investment B Shares (with applicable Contingent Deferred Sales Charge)
Returns before taxes	6.97%	16.59%	9.66%
Returns after taxes on distributions(1)	3.76%	15.58%	8.96%
Returns after taxes on distributions and sales of Investment B Shares(1)	8.61%	14.58%	8.44%

RUS3G (reflects no deduction for fees, expenses or taxes)(2)	11.40%	12.42%	2.17%
S&P 500 (reflects no deduction for fees, expenses or taxes)(3)	5.49%	12.83%	4.29%
S&P 400 (reflects no deduction for fees, expenses or taxes)(4)	7.98%	16.20%	9.63%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The RUS3G measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(3) The unmanaged S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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(4) The unmanaged S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. Stock Market. The Advisor has elected to change the Fund’s benchmark index from the RUS3G to the S&P 400 because it is more representative of the securities typically held by the Fund.

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* Since March 1, 2001.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.31%	0.31%

Total Annual Fund Operating Expenses	1.66%	2.16%
Acquired Fund Fees & Expenses****	0.03%	0.03%

Total Direct and Acquired Fund Annual Operating Expenses	1.69%	2.19%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

**** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$737	$1,077	$1,440	$2,458
Investment B Shares
If you do not sell your Shares:	$222	$685	$1,175	$2,397
If you sell your Shares at the end of the period:	$722	$985	$1,375	$2,397

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Real Strategies Fund

Fund Summary

Investment Goal

To seek total return consisting of capital appreciation and income

Investment Focus

Real estate investment trusts (“REITs”); publicly traded real estate or commodities partnerships; equity securities of real estate-related or commodities-related companies; and inflation-protected fixed income securities (“IPS”)

Principal Investment Strategy

Seeks to invest in real estate-related, commodities-related and inflation-protected investments based on global market and economic conditions

Share Price Volatility

High

Investment Strategy

The Fund’s objective is to seek total return consisting of capital appreciation and income. The Fund pursues this objective by making investments that have performed well relative to general U.S. stocks and bonds during periods of increased inflation. The Fund implements its strategy by investing in a combination of the following securities and related derivative contracts:

• REITs that own commercial or residential properties, timberlands and other real estate or that provide real estate financing;

• Publicly traded partnerships and trusts, including exchange traded commodity funds (“ETCFs”) and master limited partnerships (“MLPs”), that (1) invest in real estate or commodities, or in derivative contracts for real estate, commodities or related indices, or (2) conduct real estate-related or commodities-related businesses;

• Equity securities issued by corporations engaged in real estate-related or commodities-related businesses, index-based securities and investment companies that invest in such equity securities, and other securities representing interests in cash flows or returns from real estate or commodities; and

• IPS issued by U.S. and non-U.S. governments, their agencies or instrumentalities and by corporations that are structured to provide protection against inflation, and other fixed income securities that historically have provided protection against inflation.

For purposes of this investment strategy, commodities include any physical good used principally in the manufacture or production of products, or the construction of facilities, including without limitation, agricultural products, minerals and energy. The Fund will treat a good as a commodity after it has been harvested or extracted, and after it has been processed or manufactured into another form. For example, the Fund will treat iron ore deposits, extracted iron ore, iron, and steel manufactured from iron as commodities, but will not treat cars, airplanes, buildings or other finished goods constructed with steel as commodities.

In addition, an issuer is “real estate-related” if it engages primarily in the business of (1) acquiring, developing, managing or financing real estate or (2) providing goods, equipment or services to companies engaged in such businesses. For example, a company that builds and manages commercial properties would be engaged in a real estate-related business, as would a company that manufactures equipment used primarily in building construction. An issuer is “commodities-related” if it engages primarily in the business of (1) growing, harvesting, transporting, processing or selling crops (including timber) or livestock, (2) finding, extracting, transporting, refining, manufacturing or selling minerals, (3) generating, transporting or selling electricity, or (4) providing goods, equipment or services to companies engaged in any of the foregoing businesses. For example, a company that mines and processes ore would be engaged in a commodities-related business, as would a company that manufactures mining equipment. Companies that engage primarily in a combination of the foregoing businesses will also be treated as real estate-related or commodities-related.

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The Advisor bases the Fund’s investment strategy on its evaluation of the current and expected market conditions for real estate and commodities, and its outlook for inflation in the United States. For example, when the Advisor believes there may be a favorable increase in demand for real estate in a particular market, the Fund may seek to invest in REITs and MLPs that hold real estate related investments in that market, and in other companies engaged in real estate-related businesses in that market. The Fund will generally sell such investments when the Advisor concludes that demand for real estate in the related market will probably decline. However, there is no assurance that a particular market will perform as expected or that the Advisor’s analysis will incorporate all relevant information.

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The Advisor also will analyze the current and expected global supply and demand for commodities. When the Advisor believes that global market conditions favor higher prices for a commodity, the Fund may seek to hold equity securities issued by ETCFs and MLPs that invest in the commodity, either directly or through derivative contracts for the commodity or an index that includes the commodity. The Fund also may seek to invest in equity securities issued by other companies engaged in businesses related to the commodity. The Fund will generally sell such investments when the Advisor concludes that market conditions no longer favor higher prices for the commodity.

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Under ordinary market conditions, the Fund will hold IPS to the extent that the Advisor cannot find more favorable real estate-related and commodities-related investment opportunities. IPS will include U.S. Treasury Inflation-Protected Securities (“TIPS”), as well as other U.S. dollar denominated fixed income securities issued by U.S. government agencies and instrumentalities or corporations, and derivatives contracts, with inflation protection provisions (including adjustable interest rates).

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The fixed income securities selected by the Advisor are: (i) rated investment-grade or better by a NRSRO; or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. In addition, these fixed income securities will have remaining maturities of no more than 10 years.

The Fund is not limited as to the minimum or maximum amount of its assets it may invest in real estate-related, commodities-related or inflation-protected investments, or in any combination thereof. In addition, the Fund’s investment strategy may result in investment of more than 25% of its portfolio in certain business sectors (such as energy or mining) or in certain geographic regions or countries.

The Fund may invest in securities issued by U.S. and foreign governments and companies, and in securities denominated in foreign currencies. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time-to-time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

For a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Long-term investors seeking to reduce the effects of inflation on their investments or increase diversification with investments that historically are less correlated with U.S. stocks and bonds

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- real estate-related, commodities-related and inflation-protected securities -- may underperform other kinds of investments or market averages.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

Agriculture Risks: The Fund’s investments in agriculture-related companies are subject to the same risks as direct investments in agricultural commodities. Agricultural commodity prices rise and fall in response to many factors, including: drought, floods, weather, diseases, embargoes, tariffs and international economic, political and regulatory developments. These factors could lead to significant and rapid fluctuations in the value of ETCFs investing in agricultural commodities or in derivative contracts for agricultural commodities. Fluctuations in prices for agricultural commodities also may affect indirectly the value of companies whose businesses depend upon or otherwise relate to such agricultural commodities.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Currency Risks: Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Diversification Risk: As a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds. Therefore, Fund performance can be affected significantly by the performance of one or a small number of issuers. When a Fund invests more than 25% of its net assets in a particular asset class (such as real estate-related or commodities-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on these Funds.

Energy Risks: To the extent that the Fund invests in energy-related companies, it takes on additional risks. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of the Fund’s energy-related investments, particularly ETCFs that invest in derivative contracts for fossil fuels and electricity and MLPs engaged in their production or generation, including significant and rapid increases and decreases in value from time to time.

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Exchange-Traded Funds Risk: An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Fee Layering: The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as ETCFs and investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Inflation-Protected Securities Risks: While IPS adjust in response to inflation as measured by a specific price index, the value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of IPS may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the IPS. IPS may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

In addition, any increase in principal value of an IPS caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in IPS, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

Interest Rate Risk: Prices of fixed income securities and mortgage REITs rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Mid/Small Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Mineral and Mining Risks: The Fund’s investments in mineral or mining-related companies are subject to the same risks as direct investments in minerals. Mineral prices rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals and minerals. These factors could lead to significant and rapid fluctuations in the value of mining companies and ETCFs investing in mineral commodities or in derivative contracts for mineral commodities. Fluctuations in prices for mineral commodities also may affect indirectly the value of other companies whose businesses depend upon or otherwise relate to such mineral commodities.

Real Estate/REIT Risk: The Fund’s investments in REITs, MLPs and other companies that invest in or manage real estate are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs and MLPs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

For more information about risks, please see the “Glossary of Investment Risks.” For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

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A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.61%	0.61%

Total Direct Annual Fund Operating Expenses	1.86%	2.36%
Acquired Fund Fees & Expenses****	0.06%	0.06%

Total Direct and Acquired Fund Annual Operating Expenses	1.92%	2.42%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

**** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds are estimates based on anticipated asset levels of the Fund and its intended allocation of assets in Acquired Funds using their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Funds, the availability of Acquired Funds, the amount of Fund assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$ 759	$1,143	$1,552	$2,689
Investment B Shares
If you do not sell your Shares:	$ 245	$ 755	$1,291	$2,633
If you sell your Shares at the end of the period:	$745	$1,055	$1,491	$2,633

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Rotating Markets Fund

Fund Summary

Investment Goal

To seek capital appreciation

Investment Focus

Common stocks and index-based securities

Principal Investment Strategy

Attempts to rotate investments to the equity market segment that offers the greatest potential for capital appreciation given current economic conditions

Share Price Volatility

Moderate to High

Investment Strategy

The Fund’s investment objective is to seek capital appreciation. The Fund will pursue its investment objective by rotating investments among equity market segments (small-cap, mid-cap, large-cap and global) as determined by the Fund’s Advisor to offer the greatest potential for capital appreciation in a given market environment.

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Under normal market conditions the Fund will invest (either directly or through the ownership of index-based securities, as described below) at least 80% of its assets in equity stocks comprising the equity market segment selected by the Advisor. The Fund will provide shareholders 60 days advance notice before changing its 80% investment policy. The Advisor will rotate among the small-cap, mid-cap, large-cap and global equity market segments. To determine which equity market segment offers the greatest potential for capital appreciation, the Advisor will use “top-down” analysis (analyzing the impact of economic trends before considering the performance of individual stocks) to evaluate broad economic trends, anticipate shifts in the business cycle, and determine which sectors or industries may benefit the most over the next 12 months. The Advisor will continuously monitor the market environment and may rotate the equity market segment when the Advisor determines that another equity market segment is more favorable given the current market environment. The Fund will not provide notice to shareholders when the Advisor rotates among market segments.

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Index-based securities are exchange-traded funds that represent ownership in a long-term investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the Russell 2000 Index, S&P 500, or the NASDAQ-100 Index.

The following is information about the equity market segments among which the Advisor will rotate investments. Investment in any segment could consist of stocks of companies whose capitalization falls within the specified range and/or index-based securities that hold stocks of companies whose capitalization falls within the specified range at the time of purchase. The small-cap, mid-cap and large-cap market segments are comprised predominantly of U.S. companies, although due to the diverse nature of companies and the globalization of the economy, many companies have international operations or international exposure to varying degrees.

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The small-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent small-cap index such as the Russell 2000 Index. As of February 29, 2008, the Russell 2000 Index statistics were as follows: the average market capitalization of companies in the index was approximately $1.3 billion and the median market capitalization was approximately $516 million. The companies in the Russell 2000 Index had a total market capitalization range of approximately $25 million to $7.4 billion.

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The mid-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent mid-cap index such as the Russell Midcap Index (“RMCI”). As of February 29, 2008, the RMCI statistics were as follows: the average market capitalization of companies in the index was approximately $8.6 billion and the median market capitalization was approximately $3.9 billion. The companies in the RMCI had a total market capitalization range of approximately $305 million to $49.6 billion.

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The large-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent large-cap index such as the S&P 500. As of February 29, 2008, the S&P 500 statistics were as follows: the average market capitalization of companies in the index was approximately $23.3 billion and the median market capitalization was approximately $10.8 billion. The S&P 500 had a total market capitalization value of approximately $11.6 trillion.

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The global market segment comprises companies that are based throughout the world, including the United States. When invested in the global market segment, the Fund’s investment (either directly or through the ownership of index-based securities) in equity stocks issued by companies based outside the United States will typically fluctuate between 40% and 60% of its assets. The global market segment could include small-cap, mid-cap, or large-cap companies, or any combination of the three, although there is no generally accepted and recognized market capitalization ranges in the global market due to the diverse array of foreign countries and economies.

For a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Long-term investors seeking capital appreciation

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of the market segment selected by the Advisor -- may underperform other kinds of investments or market averages.

Mid/Small Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a serve effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

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Energy Risks: To the extent that the Fund invests in energy-related companies, it takes on additional risks. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of the Fund’s energy-related investments, including significant and rapid increases and decreases in value from time to time.

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Exchange-Traded Funds Risk: An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Foreign Custodial Services and Related Investment Costs: Custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

Fee Layering: The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may to invest some or all of its assets in index-based securities that separately have their own management and other fees (such as investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each full calendar year that the Fund was in existence. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Year	Since Class Inception*

Rotating Markets Fund -- Investment A Shares (with 5.75% sales charge)
Returns before taxes	2.17%	13.10%	5.10%
Returns after taxes on distributions(1)	1.25%	12.79%	4.89%
Returns after taxes on distributions and sales of Investment A Shares(1)	2.47%	11.46%	4.40%
Rotating Markets Fund -- Investment B Shares** (with applicable Contingent Deferred sales charge)
Returns before taxes	2.87%	13.64%	5.51%
Returns after taxes on distributions(1)	1.82%	13.31%	5.28%
Returns after taxes on distributions and sales of Investment B Shares(1)	3.05%	11.95%	4.76%

S&P 500 (reflects no deduction for fees, expenses or taxes)(2)	5.49%	12.83%	4.06%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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* Since May 1, 2001.

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** Prior to May 1, 2007 (the inception date of Investment B Shares), performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 contingent deferred sales charge.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.33%	0.33%

Total Direct Annual Fund Operating Expenses	1.33%	1.83%
Acquired Fund Fees & Expenses****	0.52%	0.52%

Total Direct and Acquired Fund annual Operating Expenses	1.85%	2.35%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

**** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$752	$1,123	$1,518	$2,619
Investment B Shares
If you do not sell your shares:	$238	$733	$1,255	$2,562
If you sell your Shares at the end of the period:	$738	$1,033	$1,455	$2,562

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Situs Fund

Fund Summary

Investment Goal

To seek long-term capital appreciation

Investment Focus

Diversified portfolio of equity securities of domestic and foreign companies

Principal Investment Strategy

Attempts to identify domestic and foreign companies whose geographic, political, and/or demographic situs positions them to outperform other companies

Share Price Volatility

Moderate to High

Investment Strategy

The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose geographical, political and/or demographic situs positions them to outperform other companies. Equity securities include common stocks, preferred stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks which, if rated, will be investment-grade at the time of investment.

Under normal market conditions, the Advisor invests at least 80% of the Fund’s assets in equity securities of U.S. companies. The Fund may also invest up to 20% of its assets in foreign securities, including ADRs, GDRs and EDRs, as defined in the “Investment Practices” section.

In managing the Fund’s portfolio, the Advisor utilizes a screening process that identifies companies based on situs, which is one or more geographical locations that are positioned and likely to allow the companies to outperform those in other locations. Examples of situs advantages include favorable political, social or economic factors or population demographics, such as a state or country that is reducing taxes or experiencing beneficial demographic changes. For instance, the Fund may invest in a certain type of company located in a state that is reducing its business tax because the tax reduction may result in lower costs for the company and allow it to sell products more competitively at lower prices or realize a higher profit on sales. Similarly, if a state is experiencing a growing population, then certain types of financial services companies or real estate-related investments may benefit from the service needs and housing demands of this population growth. Additionally, the Advisor emphasizes both growth and value in seeking companies with above-average growth potential or with temporarily depressed prices. As a result, the Fund invests in a blend of both “growth” and “value” stocks. While the Fund may invest in companies of any size, smaller companies tend to be best positioned to outperform due to situs factors.

The Advisor also employs fundamental analysis, valuation techniques, and technical analysis. Fundamental analysis focuses on qualitative aspects of the company’s product, management, and competitive strategy. Valuation techniques include quantitative screens to review historical earnings, revenue, and cash flow. Technical analysis will be deployed as it relates to the timing of trading the securities. This process is utilized to identify the most attractive companies and to evaluate the growth potential of these companies. On an ongoing basis, the Advisor monitors the Fund’s existing positions to determine benefits of retaining a particular security.

The Advisor applies a “top down” strategy in stock selection (analyzing the impact of economic trends before considering the performance of individual stocks) to evaluate broad economic trends, anticipate shifts in the business cycle, and determine which sectors, industries or markets may provide relatively higher performance. The Advisor also uses portfolio optimization programs to enhance risk/return potential. These programs analyze and characterize the industry exposure of multi-industry companies in an attempt to balance the industry diversification of the portfolio to achieve certain risk/return models. The Fund’s foreign investments are generally in developed countries. Companies in developed countries may be grouped together in broad categories called business sectors. The Advisor may emphasize certain business sectors in the portfolio that exhibit stronger growth potential or higher profit margins. The Fund may choose to invest up to 20% of its assets in companies located in emerging markets. In selecting emerging market countries, the Advisor reviews the country’s economic outlook, its interest and inflation rates, and the political and foreign exchange risk of investing in a particular country. The Advisor then analyzes companies located in particular emerging market countries.

The Fund actively trades its portfolio securities in an attempt to achieve its investment goal.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

The Fund may also invest in certain other equity securities in addition to those described above, although none are anticipated to be principal investments.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Long-term investors seeking capital appreciation

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms and the prices of small company stocks may be more volatile than the prices of stocks of larger companies.

Mid Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses -- value and growth stocks of primarily smaller companies in both domestic and foreign markets -- may underperform other kinds of investments or market averages.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each full calendar year that the Fund was in existence. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Years	Since Class Inception**

Situs Fund* -- Investment A Shares (with 5.75% sales charge)
Returns before taxes	3.33%	17.60%	17.14%
Returns after taxes on distributions(1)	1.69%	16.85%	16.43%
Returns after taxes on distributions and sales of Investment A Shares(1)	4.05%	15.48%	15.10%

Situs Fund* -- Investment B Shares (with applicable Contingent Deferred Sales Charge)
Returns before taxes	4.21%	18.19%	17.78%
Returns after taxes on distributions(1)	2.43%	17.41%	17.04%
Returns after taxes on distributions and sales of Investment B Shares(1)	4.78%	16.02%	15.68%

S&P 600 (reflects no deduction for fees, expenses or taxes)(2)	(0.30)%	16.04%	16.28%
S&P 500 (reflects no deduction for fees, expenses or taxes)(3)	5.49%	12.83%	13.93%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged S&P 600 generally represents all major industries in the small-cap range of the U.S. stock market.

(3) The unmanaged S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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* On January 24, 2008, the Huntington Situs Small Cap Fund changed its name to the Huntington Situs Fund in connection with its changes in investment strategy to focus on situs or geographical location, regardless of market capitalization. Some of the performance information disclosed herein is based on performance associated with the previous name and strategy.

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** Since September 30, 2002.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.32%	0.32%

Total Direct Annual Fund Operating Expenses	1.57%	2.07%
Acquired Fund Fees & Expenses****	0.02%	0.02%

Total Direct and Acquired Fund Annual Operating Expenses	1.59%	2.09%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

**** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$727	$1,048	$1,391	$2,356
Investment B Shares
If you do not sell your Shares:	$212	$655	$1,124	$2,293
If you sell your Shares at the end of the period:	$712	$955	$1,324	$2,293

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Technical Opportunities Fund

Fund Summary

Investment Goal

To seek long-term growth of principal with production of income as a secondary goal

Investment Focus

U.S. and international stocks; exchange traded funds (ETFs); investment-grade debt obligations of U.S. and international corporations; investment-grade government bonds of U.S. and foreign countries (Quality Government Securities); put and call options on individual equities, fixed income securities and ETFs; currency derivatives; cash and market indices

Principal Investment Strategy

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Using technical analysis techniques, the Fund pursues its objective by searching and evaluating global investment opportunities in both equity and debt securities. Under normal market conditions, the Fund will be invested primarily in equity securities.

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Share Price Volatility

High

Investment Strategy

The Fund’s investment objective is to seek long-term growth of principal with production of income as a secondary goal. The Fund implements its strategy by using technical analysis (analyzing and examining past price movements to anticipate or forecast future price movements) and fundamental analytical techniques as the primary means to evaluate the securities in which the Fund invests. The Fund pursues its objective by searching and evaluating global investment opportunities in both equity and debt securities.

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In managing the Fund’s portfolio, the Advisor will employ technical analysis on two levels. First, technical analysis will be used in seeking to determine the “long-term trend” of a security. To determine the long-term trend, the Advisor will utilize such technical indicators as the Moving Average Convergence Divergence (MACD) and the Stochastic Oscillator (Stochastic). MACD illustrates the relationship between two moving averages of prices, and Stochastic compares a security’s closing price to its price range over a given time period. Secondly, technical analysis will be used to time the purchase or sale of a security. To assist in the timing of securities, the Advisor adjusts averages as well as “support” and “resistance” levels. These adjustments enable the Advisor to determine the direction or duration of a trend and can reduce a technical indicator’s sensitivity to market movements.

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The Fund will invest in securities when the Advisor’s technical models indicate that such securities have significant potential to outperform the Fund’s benchmark index, the Standard & Poor’s 500 Index (“S&P 500”). Likewise, the Fund will sell interests or reduce investment exposure in certain securities when the Advisor’s technical models indicate that such securities have significant potential to underperform the Fund’s benchmark index. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. As of December 31, 2007, the S&P 500 statistics were as follows: the average market capitalization of companies in the index was approximately $25.7 million and the median market capitalization was approximately $12.5 billion. The smallest company in the S&P 500 had a market capitalization of $708 million and the largest company had a market capitalization of $511.9 million. The S&P 500 has a total market capitalization value of approximately $12.9 billion. These capitalization values will change due to changes in the companies included in the S&P 500 and changes in their valuations. In connection with this strategy, the Fund may invest in the securities of companies with small market capitalizations (i.e., companies with a market capitalization of $500 million or less), to the extent that such companies are within the S&P 500.

The Fund uses technical analysis to allocate its portfolio holdings among the following securities and related derivative contracts:

• U.S. and international stock investments;

• ETFs (including “Ultrashort” ETFs);

• Investment-grade debt obligations of U.S. and international corporations;

• Fixed income securities, such as Quality Government Securities; and

• Put and call options on individual equities, fixed income securities and exchange traded funds, currency derivative contracts and cash and market indices.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

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U.S. and International Stock Investments including “Ultrashort” ETFs. Under ordinary market conditions, 60% to 100% of the Fund’s portfolio may be invested in U.S. and international individual common stocks. The Fund may invest in equity securities of companies of any size, including small, high growth companies. The Fund may also invest in companies whose shares are being, or recently have been, offered to the public for the first time. Additionally, the Fund will invest in ETFs to gain exposure to domestic and international equity indices, equity sectors and industry sectors. In selecting ETFs, the Advisor may over or under weight certain industry sectors relative to market benchmarks by investing in ETFs that invest in industry sectors. The Advisor may increase or decrease the Fund’s exposure to growth or value stocks relative to a market benchmark by investing in ETFs that emphasize growth or value stocks. ETFs will also be used to gain exposure to commodities and currencies and to hedge the Fund against a declining market. The Fund will invest no more than 30% of its assets in ETFs.

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The Advisor may also invest in “Ultrashort” ETFs in order to take advantage of an anticipated decline in the price of one or more specified underlying indexes (either a “style” index, e.g. Russell 1000 Value or Russell 1000 Growth or a “sector” index, e.g., basic materials, consumer goods), or to hedge against such indexes’ price volatility. If an Ultrashort ETF is successful in meeting its objective, its value (before fees and expenses) should gain approximately twice as much, on a percentage basis, as any decrease in the corresponding index and, conversely, its value should lose approximately twice as much, on a percentage basis, as any increase in the corresponding index when the index rises on a given day.

Fixed Income Securities. The fixed income securities selected by the Advisor are: (i) rated investment-grade or better by a NRSRO; or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. In addition, these fixed income securities will have remaining maturities of no more than 10 years.

Derivative Contracts/Hybrid Instruments. The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currency securities or types of securities in which the Fund (or underlying ETFs) may invest directly.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

Investor Profile

Investors seeking total return and willing to accept above average risk and volatility

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

Correlation Risk: A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Counterparty Risk: The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Currency Risks: Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Early Close/Trading Halt Risk: An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

Exchange-Traded Funds Risk: An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fee Layering: The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as ETFs and investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Market Price Variance Risk (ETFs): Individual shares of an ETF are listed for trading on a securities exchange and can be bought and sold in the secondary market at market prices. The market prices of ETF shares will fluctuate in response to changes in NAV and supply and demand for ETF shares. Differences between secondary market prices and NAV for ETF shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by an ETF at a particular time. There may, however, be times when the market price and the NAV vary significantly and the Fund may pay more than NAV when buying ETF shares on the secondary market, and the Fund may receive less than NAV when it sells those ETF shares. The market price of ETF shares includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular ETF. In times of severe market disruption, the bid-ask spread often increases significantly. This means that ETF shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of ETF shares is falling fastest, which may be the time that the Fund most wants to sell an ETF’s shares. An ETF’s investment results are measured based upon the daily NAV of the ETF. Since the Fund purchases and sells ETF shares in the secondary market, the Fund may not experience investment results consistent with those experienced by those creating and redeeming directly with an ETF.

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Non-diversification Risk: The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), and as a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds. Therefore, Fund performance can be affected significantly by the performance of one or a small number of issuers. When a Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on these Funds.

Portfolio Turnover Risks: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Risks of Investing in Derivative Contracts and Hybrid Instruments: Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (“SAI”), such as market, interest rate, credit, currency, liquidity and leverage risks.

Risks of Investing in Ultrashort ETFs: Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF benchmark, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

Fees and Expenses

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.78%	0.78%

Total Direct Annual Fund Operating Expenses	2.03%	2.53%
Acquired Fund Fees & Expenses****	0.17%	0.17%

Total Direct and Acquired Fund Annual Operating Expenses	2.20%	2.70%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

**** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds are estimates based on anticipated asset levels of the Fund and its intended allocation of assets in Acquired Funds using their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Funds, the availability of Acquired Funds, the amount of Fund assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years

Investment A Shares	$785	$1,224
Investment B Shares
If you do not sell your Shares:	$273	$838
If you sell your Shares at the end of the period:	$773	$1,138

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Fixed Income Securities Fund

Fund Summary

Investment Goal

To seek to achieve high current income through investment in fixed income securities where the average maturity of the Fund will not exceed 10 years

Investment Focus

U.S. government obligations, corporate debt securities, mortgage backed securities

Principal Investment Strategy

Focuses on investment-grade fixed income securities that produce a high level of income

Share Price Volatility

Moderate

Investment Strategy

The Fund’s investment objective is to seek to achieve high current income through investment in fixed income securities where the average maturity of the Fund will not exceed 10 years.

The Advisor, under normal circumstances, invests at least 80% of the Fund’s assets in fixed income securities, principally by investing in a combination of corporate debt, such as bonds, notes and debentures, and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The selection of corporate debt obligations is limited to those: (i) rated in one of the top four categories by a NRSRO or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. Within these parameters, the Advisor focuses on securities which offer the highest level of income. For all types of investments, the Advisor considers various economic factors, Federal Reserve policy, interest rate trends, spreads between different types of fixed income securities and the credit quality of existing holdings.

The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”). Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not. GSE securities not backed by the full faith and credit of the U.S. government include those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. GSE securities that are supported by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association. Finally, the Fund may invest in GSE securities that are not backed by the full faith and credit of the U.S. government and have no explicit financial support. Such securities include those issued by the Farm Credit System and the Financing Corporation.

In managing the portfolio, the Advisor monitors the Fund’s cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics. The Advisor also follows closely new issue and secondary activity in the corporate debt market.

Because the Fund refers to fixed income securities in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income securities.

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and money market instruments. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal (the original amount invested by shareholders).

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Investors willing to accept the risk of a moderate amount of fluctuation in the value of their investment for the benefit of a higher total return potential

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Prepayment Risk: Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each of the last 10 calendar years. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Years	10 Years

Fixed Income Securities Fund -- Investment A Shares (with 4.75% sales charge)
Returns before taxes	0.91%	2.65%	4.17%
Returns after taxes on distributions(1)	(0.47)%	1.36%	2.36%
Returns after taxes on distributions and sales of Investment A Shares(1)	0.56%	1.51%	2.43%

Fixed Income Securities Fund -- Investment B Shares* (with applicable Contingent Deferred Sales Charge)
Returns before taxes	0.50%	2.80%	4.07%
Returns after taxes on distributions(1)	(0.76)%	1.66%	2.40%
Returns after taxes on distributions and sales of Investment B Shares(1)	0.30%	1.73%	2.44%

LBGCBI (reflects no deduction for fees, expenses or taxes)(2)	7.23%	4.44%	6.01%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged LBGCBI is comprised of all bonds that are investment-grade Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s. Issues must have at least one year to maturity.

* Prior to May 1, 2000 (the inception date for Investment B Shares), performance for Investment B Shares is based on the performance of Investment A Shares (and Trust Shares), adjusted for the Investment B Shares 12b-1 fees and contingent deferred sales charge.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	4.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.29%	0.29%

Total Annual Fund Operating Expenses	1.29%	1.79%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses****	0.01%	0.01%

Total Direct and Acquired Fund Annual Operating Expenses	1.30%	1.80%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

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**** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$601	$868	$1,154	$1,968
Investment B Shares
If you do not sell your Shares:	$183	$566	$975	$1,985
If you sell your Shares at the end of the period:	$683	$866	$1,175	$1,985

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Intermediate Government
Income Fund

Fund Summary

Investment Goal

To seek to provide investors with a high level of current income

Investment Focus

U.S. government obligations, mortgage backed securities

Principal Investment Strategy

Focuses on U.S. government obligations and mortgage-related securities with maturities between three and ten years that produce a high level of income

Share Price Volatility

Low to Moderate

Investment Strategy

The Fund’s investment objective is to seek to provide investors with a high level of current income.

The Advisor invests primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities including mortgage-related securities. The Advisor, under normal circumstances, invests at least 80% of the Fund’s assets in U.S. government securities. The Fund will maintain a dollar-weighted average maturity of not less than three nor more than 10 years. Within this range, the Advisor focuses on securities which offer the highest level of income. In general, in order to reduce volatility during periods of interest rate fluctuation, the Advisor invests in securities with a wide range of intermediate maturities. For all types of investments, the Advisor considers various economic factors, Federal Reserve policy, interest rate trends and spreads between different types of fixed income securities.

The Fund intends to invest in the securities of GSEs. Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not. GSE securities not backed by the full faith and credit of the U.S. government include those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. GSE securities that are supported by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association. Finally, the Fund may invest in GSE securities that are not backed by the full faith and credit of the U.S. government and have no explicit financial support. Such securities include those issued by the Farm Credit System and the Financing Corporation.

In managing the portfolio, the Advisor monitors the Fund’s cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics.

Mortgage-related securities are securities, including derivative mortgage securities such as collateralized mortgage obligations (“CMOs”), whose income is generated by payments of principal and interest on pools of mortgage loans.

Because the Fund refers to U.S. government securities in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. government securities.

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and money market instruments. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal (the original amount invested by shareholders). For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Investors willing to accept the risk of a low to moderate amount of fluctuation in the value of their investment for the benefit of a higher total return

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Prepayment Risk: Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Reinvestment Risk: As prepayment increases as a result of lower interest rates, the proceeds from maturing mortgage-related securities will be reinvested at lower interest rates, thus reducing income.

Extension Risk: Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each of the last 10 calendar years. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Years	10 Years

Intermediate Government Income Fund -- Investment A Shares(1) (with a 4.75% sales charge)
Returns before taxes	1.27%	1.82%	4.16%
Returns after taxes on distributions(2)	(0.03)%	0.58%	2.52%
Returns after taxes on distributions and sales of Investment A Shares(2)	0.80%	0.83%	2.54%

Intermediate Government Income Fund -- Investment B Shares* (with applicable Contingent Deferred Sales Charge)
Returns before taxes	0.68%	1.94%	4.14%
Returns after taxes on distributions(2)	(0.50)%	0.84%	2.59%
Returns after taxes on distributions and sales of Investment B Shares(2)	0.42%	1.01%	2.58%

LBIGC (reflects no deduction for fees, expenses or taxes)(3)	7.27%	3.58%	5.33%
MLTA 1-10 (reflects no deduction for fees, expenses or taxes)(4)	8.55%	3.67%	5.51%

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(1) Performance data includes the performance of the FMB Intermediate Government Income Fund for the period prior to its consolidation with the Huntington Intermediate Government Income Fund on April 13, 1998.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(3) The unmanaged LBIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and 10 years.

(4) The unmanaged MLTA 1-10 tracks the current 10-year Treasury securities.

* Prior to May 12, 2003 (the inception date for Investment B Shares), performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and contingent deferred sales charge.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	4.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.33%	0.33%

Total Annual Fund Operating Expenses	1.33%	1.83%
Aquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses****	0.01%	0.01%

Total Direct and Acquired Fund Annual Operating Expenses	1.34%	1.84%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

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**** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$605	$879	$1,174	$2,011
Investment B Shares
If you do not sell your Shares:	$187	$579	$995	$2,028
If you sell your Shares at the end of the period:	$687	$879	$1,195	$2,028

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Michigan Tax-Free Fund

Fund Summary

Investment Goal

To seek to provide investors with current income exempt from both federal and Michigan personal income taxes

Investment Focus

Michigan municipal securities

Principal Investment Strategy

Invests primarily in investment-grade Michigan municipal securities

Share Price Volatility

Low to Moderate

Investment Strategy

The Fund’s investment objective is to seek to provide investors with current income exempt from both federal and Michigan personal income taxes.

As a matter of fundamental policy, under normal circumstances, the Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax and Michigan state income tax. In addition, at least 80% of the Fund’s annual income will be exempt from the AMT. The securities selected by the Advisor are: (i) rated investment-grade or better by a NRSRO; or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. The securities selected by the Advisor for investment will have remaining maturities of no more than 15 years and the Fund’s anticipated duration will be between two and 10 years. The Advisor also establishes a desired yield level for new issues relative to U.S. Treasury securities.

In managing the portfolio, the Advisor attempts to diversify the Fund’s holdings within Michigan as much as possible. In selecting securities, the Advisor monitors economic activity and interest rate trends, reviews financial information relating to each issuer and looks for attractively priced issues.

For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax or Michigan personal income taxes.

Michigan tax-exempt securities are debt obligations which (i) are issued by or on behalf of the state of Michigan or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Michigan personal income taxes.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Michigan residents seeking income exempt from federal and state income taxes.

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

State Specific Risk: By concentrating its investments in Michigan, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified. The economy of Michigan is principally dependent upon three sectors: manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. It, therefore, tends to be more cyclical than some other states and the nation as a whole.

Diversification Risk: As a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds, therefore Fund performance can be significantly affected by the performance of one or a small number of issuers.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Prepayment Risk: Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

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Credit Enhancement Risk: The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

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For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each of the last 10 calendar years. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Years	10 Years

Michigan Tax-Free Fund -- Investment A Shares(1) (with a 4.75% sales charge)
Returns before taxes	(2.46)%	0.85%	2.69%
Returns after taxes on distributions(2)	(2.46)%	0.81%	2.60%
Returns after taxes on distributions and sales of Investment A Shares(2)	(0.76)%	1.05%	2.71%

Michigan Tax-Free Fund -- Investment B Shares* (with applicable Contingent Deferred Sales Charge)
Returns before taxes	(3.06)%	0.97%	2.68%
Returns after taxes on distributions(2)	(3.06)%	0.93%	2.59%
Returns after taxes on distributions and sales of Investment B Shares(2)	(1.29)%	1.09%	2.68%

LB7MBI (reflects no deduction for fees, expenses or taxes)(3)	5.06%	3.86%	4.96%

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(1) Performance data includes the performance of the FMB Michigan Tax-Free Bond Fund for the period prior to its consolidation with the Huntington Michigan Tax-Free Fund on April 13, 1998.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(3) The unmanaged LB7MBI is comprised of intermediate-term, investment-grade tax-exempt bonds with maturities between six and eight years.

* Prior to May 19, 2003 (the inception date for Investment B Shares), performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and contingent deferred sales charge.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	4.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.53%	0.53%

Total Annual Fund Operating Expenses	1.53%	2.03%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$623	$935	$1,270	$2,212
Investment B Shares
If you do not sell your Shares:	$206	$637	$1,093	$2,230
If you sell your Shares at the end of the period:	$706	$937	$1,293	$2,230

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Mortgage Securities Fund

Fund Summary

Investment Goal

To seek to achieve current income

Investment Focus

Mortgage-related securities, including mortgage Real Estate Investment Trusts (“REITs”)

Principal Investment Strategy

Invests in mortgage-related securities, including mortgage REITs

Share Price Volatility

Moderate

Investment Strategy

The Fund’s investment objective is to seek to achieve current income. The Advisor invests, under normal circumstances, at least 80% of the Fund’s assets in mortgage-related securities, including mortgage REITs. The Advisor especially focuses on securities which it expects to be less susceptible to prepayment of principal. The Advisor endeavors to maintain a dollar-weighted average portfolio life for the Fund of between two and ten years. The Fund may also invest up to 20% of its assets in equity REITs. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

In making its investment decisions, the Advisor considers various economic factors, Federal Reserve policy, interest rate trends and spreads between different types of fixed income securities. In managing the portfolio, the Advisor monitors the Fund’s cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics. Mortgage-related securities are securities, including derivative mortgage securities such as CMOs, whose income is generated by payments of principal and interest on pools of mortgage loans and mortgage REITs.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and money market instruments. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal (the original amount invested by shareholders).

The Fund actively trades its portfolio securities in an attempt to achieve its investment goal.

Because the Fund refers to mortgage in its name, the Fund will normally invest at least 80% of its assets in mortgage-related securities, and the Fund will notify shareholders at least 60 days in advance of any changes in this policy.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Investors willing to accept the risk of a moderate amount of fluctuation in the value of their investment for the benefit of a higher total return potential

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Prepayment Risk: Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Extension Risk: Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Prepayment Risk, Call Risk and Extension Risk are more pronounced with respect to derivative mortgage securities and can result in reduced liquidity. The principal derivative mortgage securities in which the Fund invests are CMOs.

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Real Estate/REIT Risk: The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property, taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee any made incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each of the last 10 calendar years. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Years	10 Years

Mortgage Securities Fund -- Investment A Shares (with a 4.75% sales charge)
Returns before taxes	(1.84)%	3.53%	4.91%
Returns after taxes on distributions(1)	(3.18)%	2.28%	3.19%
Returns after taxes on distributions and sales of Investment A Shares(1)	(1.19)%	2.30%	3.13%

Mortgage Securities Fund -- Investment B Shares* (with applicable Contingent Deferred Sales Charge)
Returns before taxes	(2.37)%	3.69%	4.89%
Returns after taxes on distributions(1)	(3.57)%	2.56%	3.24%
Returns after taxes on distributions and sales of Investment B Shares(1)	(1.52)%	2.51%	3.17%

LBMBSI (reflects no deduction for fees, expenses or taxes)(2)	6.90%	4.49%	5.91%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged LBMBSI is generally representative of the mortgage-backed securities market as a whole.

* Prior to May 13, 2003 (the inception date for Investment B Shares), performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and contingent deferred sales charge.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	4.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares
Investment Advisory Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.34%	0.34%

Total Annual Fund Operating Expenses	1.34%	1.84%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses****	0.01%	0.01%

Total Direct and Acquired Fund Annual Operating Expenses	1.35%	1.85%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

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**** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$606	$882	$1,179	$2,022
Investment B Shares
If you do not sell your Shares:	$188	$582	$1,001	$2,039
If you sell your Shares at the end of the period:	$688	$882	$1,201	$2,039

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Ohio Tax-Free Fund

Fund Summary

Investment Goal

To seek to provide current income exempt from federal income tax and Ohio personal income taxes.

Investment Focus

Ohio municipal securities

Principal Investment Strategy

Invests primarily in investment-grade Ohio municipal securities

Share Price Volatility

Low to Moderate

Investment Strategy

The Fund’s investment objective is to seek to provide current income exempt from federal income tax and Ohio personal income taxes.

The Advisor invests substantially all of the assets of the Fund in Ohio tax-exempt securities. As a matter of fundamental policy, under normal circumstances, the Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax and Ohio state income tax. Additionally, the Fund will not invest in securities which generate income treated as a preference item for federal ATM purposes. The securities selected by the Advisor are: (i) rated investment-grade or better by a NRSRO; or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. In addition, these securities will have remaining maturities of no more than 15 years and the Fund’s anticipated duration will be between two and 10 years. The Advisor also establishes a desired yield level for new issues relative to U.S. Treasury securities.

In managing the portfolio, the Advisor attempts to diversify the Fund’s holdings within Ohio as much as possible. In selecting securities, the Advisor monitors economic activity and interest rate trends, reviews financial information relating to each issuer and looks for attractively priced issues.

For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax or Ohio personal income taxes.

Ohio tax-exempt securities are debt obligations which (i) are issued by or on behalf of the state of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Ohio residents seeking income exempt from federal and state income taxes

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

State Specific Risk: By concentrating its investments in Ohio, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified. The economy of Ohio is largely concentrated in agriculture, motor vehicles and equipment, steel, rubber products and household appliances, and therefore tends to be more cyclical than some other states and the nation as a whole.

Diversification Risk: As a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds, therefore Fund performance can be significantly affected by the performance of one or a small number of issuers.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Prepayment Risk: Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

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Credit Enhancement Risk: The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

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For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each of the last 10 calendar years. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Years	10 Years

Ohio Tax-Free Fund -- Investment A Shares (with a 4.75% sales charge)
Returns before taxes	(1.96)%	1.06%	2.76%
Returns after taxes on distributions(1)	(1.97)%	0.98%	2.69%
Returns after taxes on distributions and sales of Investment A Shares(1)	(0.45)%	1.24%	2.79%

Ohio Tax-Free Fund -- Investment B Shares* (with applicable Contingent Deferred Sales Charge)
Returns before taxes	(2.53)%	1.18%	2.75%
Returns after taxes on distributions(1)	(2.53)%	1.10%	2.68%
Returns after taxes on distributions and sales of Investment B Shares(1)	(0.96)%	1.29%	2.76%

LB7MBI (reflects no deduction for fees, expenses or taxes)(2)	5.06%	3.86%	4.96%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged LB7MBI comprises intermediate-term, investment-grade bonds with maturities between six and eight years.

* Prior to May 2, 2003 (the inception date for Investment B Shares), performance for Investment B Shares is based on the performance of Investment A Shares (and Trust Shares), adjusted for the Investment B Shares 12b-1 fees and contingent deferred sales charge.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares	Investment B Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	4.75%	0%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)**	0%	5.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0%	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares	Investment B Shares

Investment Advisory Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.43%	0.43%

Total Annual Fund Operating Expenses	1.43%	1.93%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

*** Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$614	$906	$1,219	$2,107
Investment B Shares
If you do not sell your Shares:	$196	$606	$1,042	$2,124
If you sell your Shares at the end of the period:	$696	$906	$1,242	$2,124

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Short/Intermediate Fixed
Income Securities Fund

Fund Summary

Investment Goal

To seek to achieve current income through investment in fixed income securities with a maximum maturity or average life for individual issues of 5 years or less at the time of purchase and a dollar-weighted average portfolio maturity of more than 2 but less than 5 years

Investment Focus

U.S. government obligations and investment-grade corporate debt securities

Principal Investment Strategy

Focuses on fixed income securities with maturities of less than 5 years that produce a high level of income.

Share Price Volatility

Low to Moderate

Investment Strategy

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The Fund’s investment objective is to seek to achieve current income through investment in fixed income securities with a maximum maturity or average life for individual issues of 5 years or less at the time of purchase and a dollar-weighted average portfolio maturity of more than 2 but less than 5 years. Maximum maturity is calculated by determining the remaining maturity of a fixed income security at the time of purchase.

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The Advisor invests primarily in corporate debt and U.S. government securities. The selection of corporate debt obligations is limited to those: (i) rated in one of the top four categories by a NRSRO or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. For all types of investments, the Advisor considers various economic factors, Federal Reserve policy, interest rate trends, spreads between different types of fixed income securities and the credit quality of existing holdings. In managing the portfolio, the Advisor monitors the Fund’s cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics. The Advisor also follows closely new issue and secondary activity in the corporate debt market.

The Fund intends to invest in the securities of GSEs. Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not. GSE securities not backed by the full faith and credit of the U.S. government include those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. GSE securities that are supported by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association. Finally, the Fund may invest in GSE securities that are not backed by the full faith and credit of the U.S. government and have no explicit financial support. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and money market instruments. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal (the original amount invested by shareholders).

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Investors willing to accept the risk of a low to moderate amount of fluctuation of their investment for the benefit of a higher total return

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities.

Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Investment A Shares for each of the last 10 calendar years. Prior to May 9, 2003 (the inception date for Investment A Shares), performance for Investment A Shares is based on the performance of Trust Shares, adjusted for sales charges, fees and expenses imposed on Investment A Shares. If sales charges had been reflected, the Fund’s returns would be less than those shown below.

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	1 Year	5 Years	10 Years

Short/Intermediate Fixed Income Securities Fund --Investment A Shares(1) (with a 1.50% sales charge)
Returns before taxes	2.93%	2.06%	3.66%
Returns after taxes on distributions(2)	1.73%	1.08%	2.04%
Returns after taxes on distributions and sales of Investment A Shares(2)	1.89%	1.18%	2.11%

ML1-5YGC (reflects no deduction for fees, expenses or taxes)(3)	7.27%	3.58%	5.33%

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(1) Prior to May 9, 2003 performance for Investment A Shares is based on the performance of Trust Shares, adjusted for the sales charges, fees and expenses imposed on Investment A Shares.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(K) plans.

(3) The unmanaged ML1-5YGC is an index trading short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees (fees paid directly from your investment)	Investment A Shares

Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	1.50%
Maximum Deferred Sales Charge (Load) (as a percentage of net assets value)	0%
Redemption Fee (as a percentage of amount redeemed, if applicable)**	0%

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Investment A Shares

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	0.25%
Shareholder Servicing Fees	0.25%
Other Expenses	0.31%

Total Annual Fund Operating Expenses	1.31%

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* This sales charge varies depending upon how much you invest. See “Sales Charges.”

** Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Investment A Shares	$281	$559	$857	$1,705

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Shareholder Information

Before you invest, we encourage you to carefully read the Fund profiles included in this Prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

Choosing a Share Class

The Funds listed in this Prospectus offer different classes of Shares, each of which has different expenses and other characteristics. Two classes of Fund Shares -- Investment A and Investment B -- are offered in this Prospectus. Two other classes of Fund Shares -- Trust Shares of the Funds and Interfund Shares of the Money Market Fund are offered in separate Prospectuses.

As shown below, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to investment professionals, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your investment professional.

To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Investment A Shares. Among other ways, Investment A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charges.”) On the other hand, Investment B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Investment B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after owning the Shares for six years).

You should also consider that the expense ratio for Investment A Shares will be lower than that for Investment B Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Investment B Shares does not always make them preferable to Investment A Shares.

The following are some of the main differences between Investment A and Investment B Shares:

Investment A

  Front-end sales charges (except Money Market Funds), as described below under “Sales Charges.”
  Distribution (Rule 12b-1) fees of 0.25% of a Fund’s average daily net assets.
  A non-Rule 12b-1 shareholder servicing fee of 0.25% of a Fund’s average daily net assets.

Investment B

  No front-end sales charge.
  Distribution (Rule 12b-1) fees of 0.75% of a Fund’s average daily net assets.
  A non-Rule 12b-1 shareholder servicing fee of 0.25% of a Fund’s average daily net assets.
  A contingent deferred sales charge, as described below.
  Automatic conversion to Investment A Shares at the end of eight years, thus reducing future annual expenses. (See “Purchasing Shares -- Investment B Shares Conversion Feature” below.)

For the actual past expenses of each share class, see the individual Fund profiles earlier in this Prospectus.

Because Rule 12b-1 fees are paid on an ongoing basis, Investment B shareholders could end up paying more expenses over the long term than if they had paid a sales charge on their initial investment.

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All of the Funds in this Prospectus also offer Trust Shares and the Huntington Money Market Fund offers Interfund Shares, which have their own expense structures. Trust Shares are available to fiduciary, advisory, agency and other similar clients of The Huntington National Bank (“Huntington Bank”) and its affiliates or correspondent banks as well as similar customers of third party financial institutions. Interfund Shares are available only for purchase by the Funds.

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For purchases of $100,000 or more on the Short/Intermediate Fixed Income Securities Fund and $1 million or more on the Equity Funds and all the other Income Funds, the sales charge for Investment A Shares is waived. As a result, if you are making an initial investment of these larger amounts, the lower operating expenses of Investment A Shares may make them a better choice for you than Investment B Shares. Even investments of lower amounts may make Investment A Shares a better choice over time.

Distribution of the Funds

Edgewood Services, Inc. (Distributor), whose address is 5800 Corporate Drive, Pittsburgh, PA 15237, serves as the Distributor of the Funds offered by this Prospectus. The Distributor is a subsidiary of Federated Investors, Inc.

In connection with the sale of Investment A Shares, the Distributor collects the applicable sales charge and, if the sale is made through a registered broker-dealer, generally pays the selling broker-dealer up to 90% (and as much as 100%) of that amount. The Distributor retains any portion not paid to a broker-dealer. The Distributor is responsible for collecting applicable contingent deferred sales charges in connection with the redemption of Investment A and Investment B Shares. The Distributor will cause these charges to be paid to a designated agent, which may include the Advisor and its affiliates, and other investment professionals for advancing any sales commissions on the sale of Investment A Shares or Investment B Shares.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it, including amounts made available by the Distributor, Advisor and their affiliates out of their reasonable resources and profits. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

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Shareholder Servicing Fee

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The Trust has entered into an agreement with Huntington Bank pursuant to which Huntington Bank is entitled to receive a shareholder services fee of up to 0.25% of the average daily NAV of Investment A Shares and Investment B Shares of each Fund for acting as shareholder servicing agent for the Funds, including providing shareholder assistance, and communicating or facilitating purchases and redemptions of Shares.

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Additionally, investment A Shares and Investment B Shares are subject to a non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

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Additional Payments To Financial Intermediaries

The Distributor, the Advisor and their affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor, their affiliates, or the Funds and any services the financial intermediary provides. The Funds’ SAI contains additional information on the types of additional payments that may be paid.

Distribution Plan (Rule 12b-1 Fees)

The Funds have adopted a Rule 12b-1 Plan on behalf of Investment A Shares and Investment B Shares, which allows them to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. These fees may be paid to the Distributor, the Advisor and their affiliates. The Funds may waive or reduce the maximum amount of Rule 12b-1 fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds.

For each of the Funds offered by this Prospectus, the maximum Rule 12b-1 fee is 0.25% of the applicable Fund’s Investment A Shares average daily net assets and 0.75% of the applicable Fund’s Investment B Shares average daily net assets. Financial institutions who receive advanced commissions on the sale of Investment B Shares will not be paid a Rule 12b-1 fee since those fees are collected by the Distributor to pay for financing the advanced commission.

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Sales Charges

Purchases of Investment A Shares of any of the Funds except the Money Market Funds are subject to front-end sales charges.

Equity Funds

Amount of Transaction*	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of Net Amount Invested

$0-$49,999	5.75%	6.10%
$50,000-$99,999	4.75%	4.99%
$100,000-$249,999	4.00%	4.17%
$250,000-$499,999	3.50%	3.63%
$500,000-$749,999	2.95%	3.04%
$750,000-$999,999	2.20%	2.25%
$1,000,000 and Over	0.00%**	0.00%**

Income Funds (except Short/Intermediate Fixed Income Securities Fund)

Amount of Transaction*	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of Net Amount Invested

$0-$49,999	4.75%	4.99%
$50,000-$99,999	3.75%	3.90%
$100,000-$249,999	3.00%	3.09%
$250,000-$499,999	2.50%	2.56%
$500,000-$749,999	2.00%	2.04%
$750,000-$999,999	1.75%	1.78%
$1,000,000 and Over	0.00%**	0.00%**

Short/Intermediate Fixed Income Securities Fund

Amount of Transaction*	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of Net Amount Invested

$0-$99,999	1.50%	1.52%
$100,000 and Over	0.00%	0.00%

* As noted below, for purposes of calculating the “Amount of Transaction,” you may include the current value of Investment B Shares of Equity and Income Funds owned provided you notify the Distributor or the financial intermediary through whom you are making the purchase.

** A contingent deferred sales charge of 1.00% of the redemption amount applies to Investment A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Other Quantity Discounts, Reductions and Waivers

Other quantity discounts, reductions and waivers may also apply in certain special situations described below. In order to verify your eligibility for these discounts, reductions and waivers, you may need to provide the Trust or your investment professional with certain information, including account statements and records that reflect any investments by you, your spouse, or your children under 21 in the Funds. If you or your investment professional think you qualify, please notify the Trust by calling (800) 253-0412. If the Distributor is notified of your eligibility, it will reduce or eliminate the sales charge, as applicable, once it confirms your qualification. If the Distributor is not notified, you will receive the discount or waivers only on subsequent purchases for which the Distributor is notified, and not retroactively on past purchases. The sales charges applicable to the Shares offered in this Prospectus, and the break point discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on the Huntington Funds’ website free of charge, Huntington does not disclose this information separately on the website.

No sales charges will apply to purchases of Investment A Shares made:

  Through an investment professional that does not accept a sales commission from the Distributor
  Through the automatic reinvestment of dividends and capital gains distributions
  By current and former/retired Trustees and officers of the Trust, their spouses and immediate family members
  By current officers, directors and employees of Huntington Bancshares Incorporated (HBI) or its subsidiaries, their spouses and immediate family members and by current employees of other financial institutions with which HBI or its subsidiary has entered into definitive merger agreements (“Current Employees”)
  By retired officers and employees of HBI or its subsidiaries and their spouses
  By participants in certain financial services programs offered by HBI subsidiaries
  By members of certain affinity groups which have entered into arrangements with the Advisor or the Distributor
  By investors who have sold an equal or greater amount of Shares of an Equity or Income Fund within the last 60 days (not available more than once)

Reduced sales charges on Investment A Shares (based on the quantity discounts noted above) will apply to purchases made:

  By investors whose multiple investments over time in Investment A Shares and/or Investment B Shares of any Equity or Income Fund have a total current market value subject to a quantity discount
  By investors whose investments over time in Investment A Shares and/or Investment B Shares of any Equity or Income Fund plus investments by their spouse and children under 21 made over time in Investment A Shares and/or Investment B Shares of any Equity or Income Fund at the same time, have a total current market value subject to a quantity discount
  By investors who sign a letter of intent to invest at least $100,000 in the Short/Intermediate Fixed Income Securities Fund, or $50,000 in the Equity Funds or other Fixed Income Funds within a 13-month period*
  By investors whose investments in Investment A Shares and/or Investment B Shares of multiple Equity and/or Income Funds at the same time have a total current market value subject to a quantity discount
  By trustees or fiduciaries whose investments in Investment A Shares and/or Investment B Shares of Equity and/or Income Funds on behalf of a single trust estate or fiduciary account have a total current market value subject to a quantity discount

With respect to reduced sales charges which apply to aggregated purchases as noted above, purchases through multiple intermediaries or Individual Retirement Accounts (which do not include employer-sponsored retirement plans) may be aggregated to achieve a sales charge discount or waiver.

*Letter of Intent. An investor may sign a letter of intent to purchase within a 13-month period the minimum amount of Investment A Shares in any Equity or Income Fund required to be eligible for the applicable sales charge reduction on each purchase over the 13-month period. Until the investor reaches the necessary threshold, the Trust will hold up to 5% of the Shares in escrow. Reinvested dividends will not be included in calculating an investor’s fulfillment of his/her letter of intent.

The Shares held in escrow will be released to the investor’s account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased.

A Letter of Intent will not obligate the investor to purchase Investment A Shares, but if he does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. The Letter of Intent may be dated as of a prior date to include any purchases made within the past 90 days.

More information about the other sales charge reductions is provided in the SAI.

Contingent Deferred Sales Charges

Purchases of Investment B Shares are not subject to any front-end sales charges; however, you will be assessed a contingent deferred sales charge (CDSC) when you redeem Investment B Shares, based on the amount of time you have held those Shares as follows:

Year of Redemption (based on purchase date)	All Funds

Year 1	5.00%
Year 2	4.00%
Year 3	3.00%
Year 4	3.00%
Year 5	2.00%
Year 6	1.00%
Year 7 or later	0.00%

For each redemption, we will first redeem Shares which are not subject to CDSCs, if any, and then Shares which you have held for the longest period of time. The applicable CDSC will then be charged on the lesser of current market value or the original cost of the Investment B Shares being redeemed.

No CDSC will apply to redemptions of Shares:

  Acquired through dividend or capital gains reinvestments.
  Redeemed in order to meet Internal Revenue Code minimum required distributions from Individual Retirement Accounts (IRAs) redeemed following the death of the shareholder in whose name such Shares are held.
  Representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½.
  Upon the death of the last surviving shareholder of the account. The beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder of the account.
  Withdrawn under the Fund’s systematic withdrawal plan but limited to 10% or less of your account value in a single year, so long as the Distributor is given prior notice of the applicability of this CDSC waiver. In measuring this redemption percentage, your account is valued when you establish the systematic withdrawal plan and then annually at calendar year end.

Pricing Shares

The price at which the Funds will offer or redeem Shares is the NAV per Share next determined after the order is considered received, subject to any applicable front-end or CDSCs. Consult your investment professional to determine if there are additional fees or charges that are separately assessed when purchasing, exchanging or redeeming Shares. The Trust calculates NAV for each of the Funds (other than the Money Market Funds) by valuing securities held based on market value. The Trust attempts to stabilize the NAV per share for each of the Money Market Funds at $1.00 per share by valuing its portfolio securities using the amortized cost method.

In computing NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. U.S. government obligations held by the Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the NYSE (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available. In such situations, the Trust’s sub-financial administrator may request that the Trust’s Pricing Committee, as described herein, make its own fair value determination.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Funds may use the fair value of a security to calculate its NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Advisor determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the New York Stock Exchange (“NYSE”), which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

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The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since the International Equity Fund invests primarily in foreign securities, it is most likely to be affected by this fair valuation methodology. Since the Situs Fund, the Real Strategies Fund and the Technical Opportunities Fund may invest some of their assets in foreign securities, they also may be affected, although to a lesser extent.

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There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

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The Trust calculates the NAV per share for each of the Funds (other than the Money Market Funds) as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. The Trust calculates the NAV per share for each Money Market Fund as follows: at 10:30 a.m. Eastern Time for the Ohio Municipal Money Market Fund and the Tax-Free Money Market Fund; and at 1:00 p.m. Eastern Time for the Money Market Fund and the U.S. Treasury Money Market Fund.

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In addition, the Money Market Funds reserve the right to allow the purchase, redemption, and exchange of Shares on any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Money Market Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day, to the time of such closing. Please call the Trust at (800) 253-0412, if you have any questions about purchasing Shares.

The Funds are open for business on any day the NYSE is open, except for Columbus Day and Veterans’ Day. The Funds are closed on the following NYSE holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchasing Shares

You may purchase Shares of the Money Market Funds on any business day when the Federal Reserve Bank, the NYSE and the principal bond markets (as recommended by the Bond Market Association) are open, and as discussed under “Pricing Shares” above. You may purchase Shares of all the Income Funds and Equity Funds on any business day when both the Federal Reserve Bank and the NYSE are open. In connection with the sale of a Fund’s Shares, the Distributor or its affiliates may from time to time offer certain items of nominal value to any shareholder.

What Shares Cost

Money Market Funds

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Your purchase order is priced at the next NAV calculated after your order is received by a Fund or its designated agent. With regard to investments in the Money Market Fund or the U.S. Treasury Money Market Fund, if your order is received by a Fund or its designated agent before 1:00 p.m. (Eastern Time) and the Fund receives payment in federal funds by the close of the Federal Reserve wire system, you will begin earning dividends that day. With regard to investments in the Ohio Municipal Money Market Fund and the Tax-Free Money Market Fund, if your order is received by the Fund or its designated agent before 10:30 a.m. (Eastern Time) and the Fund receives payment in federal funds by the close of the Federal Reserve wire system, you will begin earning dividends that day. Investments in the money market funds made by check, Automated Clearing House (ACH) or Systematic Investment Program (SIP) will begin earning dividends when the payment is converted to federal funds (normally the next business day).

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All Other Funds

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Your purchase order for Investment A Shares is priced at the next NAV calculated after your order is received by the Fund or its designated agent, plus any applicable sales charge. Your purchase order for Investment B Shares is priced simply at its next NAV calculated after your order is received by the Fund or its designated agent.

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In order to purchase Investment A Shares or Investment B Shares of a Fund (other than the Money Market Funds) on a particular day, the Fund must receive payment in good federal funds within three (3) business days.

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Notes About Purchases

The Trust reserves the right to suspend the sale of Shares of any of the Funds temporarily and the right to refuse any order to purchase Shares of any of the Funds.

If the Trust receives insufficient payment for a purchase, or the Trust does not receive payment within three (3) business days, or your check does not clear, it may cancel the purchase and you may be liable for any losses to the Funds. In addition, you will be liable for any losses or fees incurred by the Trust or its transfer agent in connection with the transaction.

The Funds may limit the amount of purchases and refuse to sell Shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the Funds in U.S. dollars and drawn on a U.S. bank. The Funds and their servicing agent reserve the right to refuse any specific purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

Investment B Shares Conversion Feature

Once you hold Investment B Shares for eight years, they will automatically convert tax-free into Investment A Shares of the same Fund at the end-of-the-month-processing, in the 12th month of the eighth year. After the conversion, you will have the same dollar value investment, although you may have more or less shares due to differences in the NAVs of Investment A Shares and Investment B Shares.

Investment A Shares carry lower distribution (Rule 12b-1) fees than Investment B Shares. Although Investment A Shares also carry a front-end sales charge, you will not incur any sales charges upon conversion.

How to Buy Investment A Shares or Investment B Shares

1. Minimum investment requirements:

  $1,000 for initial investments outside the SIP ($100 for Current Employees)
  $50 for initial investments through the SIP ($25 for Current Employees)
  $50 for subsequent investments

2. Call

  The Huntington Funds at (800) 253-0412
  The Huntington Investment Company at (800) 322-4600
  Your Huntington Personal Banker
  Your Investment Professional

3. Make payment

  By check payable to the applicable Fund and Share class (e.g., Huntington Dividend Capture
  Fund -- Investment B Shares) to:

  The Huntington Funds
  P.O. Box 6110
  Indianapolis, IN 46206-6110

Note: Checks must be made payable to the Huntington Funds. Third party checks will not be accepted.

(The Trust will treat your order as having been received once the Trust receives your check.)

OR

  By Federal funds wire to:

  Huntington National Bank NA
  ABA #044000024
  Huntington Fund
  Account #01892228947
  Shareholder Name
  Shareholder Account Number

  (The Trust will treat your order as having been received immediately upon receipt by its transfer agent)

  OR

  By check or Federal funds wire, through your Huntington Investment Representative, which is processed by National Financial Services LLC according to its policies and procedures
  Through the SIP (Once you become a participant in the SIP, your investments will be made automatically at your requested intervals)

Other methods of acceptable payment are discussed in the SAI.

Systematic Investment Program (SIP)

You may invest on a regular basis in Investment A Shares or Investment B Shares of one or more Funds through the SIP. To participate, you must open an account with the Trust by calling (800) 253-0412, The Huntington Investment Company, or your Personal Banker, request and complete an application, and invest at least $50 at periodic intervals ($25 for Current Employees). Minimum initial and subsequent investment requirements may be different for Huntington Investment Company accounts.

Once you have signed up for the SIP, the Trust will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in Investment A Shares or Investment B Shares of the Fund or Funds you specify. Purchases of Investment A Shares through the SIP will be assessed the applicable sales charge. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Exchanging Shares

Money Market Funds

On any business day when the Federal Reserve Bank, the NYSE, and the principal bond markets are open, you may exchange Shares of any Fund for the same class of Shares of any other Fund offering such Shares and as discussed under “Pricing Shares.”

All Other Funds

On any business day when both the Federal Reserve Bank and the NYSE are open, you may exchange Shares of all other Funds for the same class of Shares of any other Huntington Fund offering such Shares.

Additional Information

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In order to exchange Shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) that day.

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The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds. (“See Frequent Trading Policies”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of a Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Investment A Shares

For Investment A Shares, the Trust makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges.

Exchange Out Of	Exchange Into	Sales Charge

Any Money Market Fund	Any Money Market Fund	NO
Any Money Market Fund	Any Equity or Income Fund	YES--See “Sales Charges”
Any Equity or Income Fund	Any Money Market, Equity or Income Fund	NO

Exchanging Investment B Shares

For Investment B Shares, the Trust makes exchanges at NAV (determined after the order is considered received) without assessing any CDSC at the time of exchange.

Once you make an exchange, the Trust carries over the holding period of your exchanged Investment B Shares to your new Investment B Shares for purposes of calculating any CDSC upon redemption.

How to Exchange Shares

1. Satisfy the minimum account balance requirements

  You must maintain the required minimum account balance in the Fund out of which you are exchanging shares.

2. Call (You must have completed the appropriate section on your account application)

  The Huntington Funds at (800) 253-0412
  The Huntington Investment Company at (800) 322-4600
  Your Huntington Personal Banker
  Your Investment Professional

  OR

Write

  The Huntington Funds
  P.O. Box 6110
  Indianapolis, IN 46206-6110

3. Provide the required information

  Name of the Fund from which you wish to make the exchange (exchange OUT OF)
  Specify the Investment A Shares or Investment B Shares class
  Your account number
  The name and address on your account (account registrations must be identical)
  The dollar amount or number of Shares to be exchanged
  Name of the Fund into which you wish to make the exchange (exchange INTO) -- (Make sure this Fund offers the applicable class of shares)
  Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

Redeeming Shares

Money Market Funds

You may redeem Shares of the Money Market Funds on any business day when the Federal Reserve Bank, the NYSE and the principal bond markets are open, and as discussed under “Pricing Shares” above.

All Other Funds

You may redeem Shares of all other Funds on any business day when both the Federal Reserve Bank and the NYSE are open.

How to Redeem Investment A Shares or Investment B Shares

1. Call (You must have completed the appropriate section on your account application)

  The Huntington Funds at (800) 253-0412;
  The Huntington Investment Company at (800) 322-4600; or
  Your Huntington Personal Banker
  Your Investment Professional

  OR

Write

  The Huntington Funds
  P.O. Box 6110
  Indianapolis, IN 46206-6110

  OR

Write a Check (Investment A Shares of the Money Market Funds Only)

  In an amount of at least $250 from your applicable Money Market Fund’s account (You may not use a check to close an account.) See “Checkwriting” below for more information.

2. Provide the required information

  The name of the Fund from which you wish to redeem Shares
  Specify the Investment A Shares or Investment B Shares class
  Your account number
  The name and address on your account
  Your bank’s wire transfer information (for wire transfers)
  The dollar amount or number of Shares you wish to redeem
  Your signature (for written requests)

(If you request a redemption of over $50,000, request any redemption to be sent to an address other than the address on record with the Trust, or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a New Technology Medallion Signature Guarantee in order to redeem.)

Note: Proceeds from the redemption of Shares purchased by check, ACH, or SIP will be delayed until the purchase has cleared, which may take up to ten business days.

Additional Information

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In order to redeem Shares of the Income Funds or Equity Funds on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time).

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For shareholders who request redemptions prior to 1:00 p.m. (Eastern Time) for the Money Market Fund and the U.S. Treasury Money Market Fund and prior to 10:30 a.m. (Eastern Time) for the Ohio Municipal Money Market Fund and the Tax-Free Money Market Fund, usually the proceeds will be wired on the same day or a check will be mailed on the following business day. In addition, you will not receive dividends declared on the day of the redemption. For shareholders of Money Market Funds who request redemptions after the cut-off times mentioned above and for shareholders of the Income Funds or Equity Funds, usually proceeds will be wired or a check will be mailed the following business day after NAV is next determined, in which case you will be entitled to receive dividends declared on the day of redemption. Redemption requests made through The Huntington Investment Company or a Huntington Personal Banker will be promptly submitted to the Trust. Proceeds are wired to an account previously designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System. Proceeds to be paid by check are sent to the shareholder’s address of record.

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Redemption in Kind

Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Systematic Withdrawal Program

You may choose to receive periodic payments from redemptions of Investment A Shares or Investment B Shares, subject to any applicable CDSCs, of one or more Funds you hold through the Systematic Withdrawal Program. To participate, you must have an account balance with the Trust of at least $10,000. Once you have signed up for the Systematic Withdrawal Program by calling the Trust, The Huntington Investment Company or your Personal Banker, the Trust will automatically redeem Shares from your account and electronically send the proceeds to the bank account you specify.

Generally, it is not advisable to continue to purchase Investment A Shares subject to a sales charge while redeeming Investment A Shares using this program.

Telephone Transactions

If you authorized telephone transactions by completing the appropriate paperwork with the Funds and your investment professional, you are eligible to call to redeem or exchange Shares. Your telephone instructions may be recorded to verify that the Fund, its transfer agent and/or your investment professional follows reasonable procedures. Otherwise, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

Checkwriting (Investment A Shares of the Money Market Funds Only)

You may request checks to redeem your Fund Shares. Please request and complete an application for checkwriting. Your account will continue to receive the daily dividend declared on the Shares being redeemed until the check is presented for payment.

Redemption of Accounts with Balances Under $1,000

Due to the high cost of maintaining accounts with low balances, if your account balance in any one Fund falls below $1,000, the Trust may choose to redeem those Shares, subject to any applicable CDSCs, and close that account without your consent. The Trust will not close any account which is held through a retirement plan or any account whose value falls below $1,000 as a result of changes in a Fund’s NAV. If the Trust plans to close your account, it will notify you and provide you with 30 days to add to your account balance.

Other Information

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of Shares of any of the Funds temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC. The Trust also reserves the right to postpone payment for more than seven days where payment for Shares to be redeemed has not yet cleared.

Frequent Trading Policies

Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt a Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in a Fund’s NAV.

The Funds’ Trustees have approved policies and procedures intended to discourage excessive, frequent or short-term trading of the Funds’ Shares. The Funds’ fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “Pricing Shares.” The Funds also monitor trading in Shares in an effort to identify disruptive trading activity. The Funds monitor trades where there is a purchase and redemption or exchange in excess of a certain amount into and out of the Funds within a period of 45 days. The Funds may also monitor trades into and out of the Funds over periods longer than 45 days. Whether or not the specific monitoring limits are exceeded, the Funds’ management or Advisor may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Funds and other shareholders and may preclude the shareholder from making further purchases or exchanges of Shares. The Funds’ management and Advisor may also take action to limit or suspend further trading by a financial intermediary if it is deemed to be engaged in excessive trading and/or does not cooperate satisfactorily with requests for details about trading activity. No matter how the Funds define their limits on frequent trading of Shares, other purchases and sales of Shares may have adverse effects on the management of a Fund’s portfolio and its performance. Also, it is possible that frequent trading may occur in the Funds without being identified because certain investors may seek to hide their identity or trading activity, or there may be operational or technical limitations that limit the Funds’ ability to monitor and restrict frequent trading.

The Funds’ objective is that their restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held.

The Advisor will provide to the Funds’ Trustees a quarterly report of all potential occurrences which were detected during the preceding quarter, and a description of any action taken with respect thereto.

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If the Trust, at some point in the future, offers a portfolio that invests exclusively in Shares of other portfolios of the Huntington Funds (a “Fund of Funds”), the Funds’ frequent trading restrictions will not apply to the Fund of Funds’ purchases and sales of Shares of Huntington Funds (“Underlying Funds”). Any such Fund of Funds will impose the same frequent trading restrictions as the Underlying Funds at its shareholder level. In addition, allocation changes of any such Fund of Funds would be monitored, and the managers of the Underlying Fund would be required to determine that there is no material adverse impact on the Underlying Fund or its shareholders. The intent of this exception is to allow a manager of any such Fund of Funds to accommodate cash flows that result from purchases and sales by shareholders of the Fund of Funds, and to reallocate portfolio investments of the Fund of Funds among various Underlying Funds in accordance with the investment objectives of the Fund of Funds where the aggregate of such trades would otherwise exceed the monitoring limits. Nevertheless, as with any trading in Fund Shares, purchases and redemptions of Underlying Fund Shares by any such Fund of Funds could adversely affect the management of a Underlying Fund’s portfolio and its performance.

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Money Market Funds

Given the short-term nature of the Money Market Funds’ investments and their use of the amortized cost method for calculating the NAV of Money Market Fund Shares, the Funds do not anticipate that, in the normal case, frequent or short-term trading into and out of the Money Market Funds will have significant adverse consequences for the Money Market Funds and their shareholders. For this reason and because the Money Market Funds are intended to be used as liquid short-term investments, the Funds’ policies or procedures to discourage frequent or short-term trading do not apply to the Money Market Funds’ Shares. However, the Money Market Funds may limit or terminate the availability of purchases or exchanges to a shareholder and may bar the shareholder from purchasing or exchanging Shares of the Money Market Funds and other non-Money Market Funds if the Funds’ management or Advisor determines from the amount, frequency or pattern of purchases and redemptions or exchanges that the shareholder is engaged in excessive trading that is or could be detrimental to the non-Money Market Funds and their shareholders.

Portfolio Holdings Information

You can access summary portfolio composition information concerning each Fund’s portfolio holdings in the “Fund Fact Sheets” option under the “Fund Shareholders” or “Prospective Investors” pages of the Huntington Funds website at www.huntingtonfunds.com. This information is prepared as of the end of each quarter, is posted on the website approximately 30 days after the end of the quarter, and remains there until replaced by the information for the succeeding quarter. The summary portfolio composition information may include the following types of information, but is subject to change: identification of the Funds’ top ten holdings, and percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country, as applicable.

In addition, the Funds’ Annual and Semi-Annual reports contain complete listings of the Funds’ portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters. You may obtain copies at www.huntingtonfunds.com or by calling 1-800-253-0412. Each Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Funds’ first and third fiscal quarters. Each of these fiscal quarter reports contains complete listings of each Fund’s portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may request a copy by calling the Huntington Funds at 1-800-253-0412. These reports on Form N-Q and the Funds’ Annual and Semi-Annual reports are also posted on the Funds’ website at www.huntingtonfunds.com.

More About the Huntington Funds

Management of the Trust

The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund’s business. The Advisor, whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as investment advisor to the Funds pursuant to investment advisory agreements with the Trust.

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Investment Advisor

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Subject to the supervision of the Trustees, the Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds.

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The Advisor, a separate, wholly owned subsidiary of The Huntington National Bank, is the investment advisor to the Huntington Funds. As of December 31, 2007, the Advisor had assets under management of $16.3 million. The Advisor (and its predecessor) has served as investment advisor to the Funds since 1987.

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The Huntington National Bank is a direct, wholly-owned subsidiary of HBI, a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2007, HBI had assets of $54 billion.

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Subject to the supervision of the Advisor, the assets of the Macro 100 Fund are managed on a daily basis by the Sub-Advisor, Laffer Investments, Inc. (Laffer Investments), a portfolio management company. The Sub-Advisor is paid by the Advisor and not by the Fund. The address for Laffer Investments is 2909 Poston Avenue, 2nd Floor, Nashville, TN 37203. Laffer Investments has been managing mutual funds since 2004 and managing client assets since 2000. Laffer Investments leverages the research capabilities of its research partner, Laffer Associates, which has a 24-year track record of developing, testing and refining successful investment methodologies, research and models exclusively for the asset management industry. As of December 31, 2007, Laffer Investments managed more than $16.3 billion in assets for corporate ERISA, corporate, foundation and endowment clients.

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The Advisor has designated the following as Portfolio Managers. Included is their business experience for the last five years.

Kirk Mentzer and B. Randolph Bateman are jointly and primarily responsible for the day-to-day management of the Dividend Capture Fund. Mr. Mentzer is responsible for research, security selection and construction of the Dividend Capture Fund’s portfolio. Mr. Bateman collaborates with Mr. Mentzer on making tactical changes in the strategic direction of the Dividend Capture Fund, and he monitors the portfolio’s daily transactions.

Mr. Mentzer has served as a Co-Portfolio Manager of the Dividend Capture Fund since 2001 and Portfolio Manager of the Fixed Income Securities Fund since 2000. He is Senior Vice President and Director of Investment Research of the Advisor. Mr. Mentzer joined The Huntington National Bank in 2000 and serves as Senior Vice President. Mr. Mentzer has been a Portfolio Manager since 2000 and from 2000 to 2001 he was Director of Fixed Income Investments. He became Director of Investment Research in 2001. He served as Vice President of Firstar Investment Research & Management Co. from 1989 through 2000 and managed Firstar’s Strategic Income and U.S. Government funds from 1999 to 2000. Mr. Mentzer received his M.B.A. from Xavier University.

Mr. Bateman has served as a Co-Portfolio Manager of the Dividend Capture Fund since 2001 and Portfolio Manager of the Situs Fund since 2002. He is President and Chief Investment Officer of the Advisor. Mr. Bateman joined The Huntington National Bank in 2000 as Chief Investment Officer. Mr. Bateman served as Senior Vice President of Star Bank from 1988 through 2000. Mr. Bateman is a Chartered Financial Analyst. He received his Bachelor’s Degree from North Carolina State University.

Martina Cheung and Jenny Jiang are jointly and primarily responsible for the day-to-day management of the Growth Fund. They jointly undertake all aspects of portfolio management, and collaborate on research, stock selection and portfolio construction.

Ms. Cheung has served as a Portfolio Manager of the Growth Fund since 2005. She is Vice President of the Advisor. Ms. Cheung joined The Huntington National Bank in 1995 as a securities analyst. She has been responsible for the investment management of financial assets for individuals, pension funds and charitable foundations. Ms. Cheung is a Chartered Financial Analyst and Chartered Market Technician. She received her Bachelor’s degree in Finance and Management Information Systems from The Ohio State University and received her M.B.A. from Capital University.

Ms. Jiang has served as a Portfolio Manager of the Growth Fund since 2007. She is Assistant Vice President of the Advisor. Ms. Jiang joined The Huntington National Bank in 2000 as a senior credit analyst in Corporate Banking. She has been responsible for the investment management of financial assets for individuals, pension funds and charitable foundations. Ms. Jiang received her Bachelor’s degree in Civil Engineering from Wuhan University of Technology in China and received her Masters of Accountancy from Virginia Polytechnic Institute and State University. She is also a Certified Public Accountant.

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Craig J. Hardy has served as a Portfolio Manager of the Income Equity Fund since 2003. He is Vice President of the Advisor. Mr. Hardy joined The Huntington National Bank in 1998 as a Vice President and is a member of its Investment Policy Committee. Mr. Hardy is a Chartered Financial Analyst. He received his Bachelor’s degree in Economics from Princeton University and received his M.B.A. from Case Western Reserve University.

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Madelynn M. Matlock has served as the Portfolio Manager of the International Equity Fund since 2002. She is Senior Vice President of the Advisor. Ms. Matlock joined The Huntington National Bank in 2002 and serves as Senior Vice President and Director of International Investments. She served as Director of Research and Director of International Investment for Bartlett & Co. from 1981 through 2001. Ms. Matlock is a Chartered Financial Analyst, and received her Bachelor’s Degree and M.B.A. in Finance from the University of Cincinnati.

Arthur B. Laffer, Ph.D. and Arthur B. Laffer, Jr. are jointly and primarily responsible for the day-to-day management of the Macro 100 Fund. Dr. Laffer and Mr. Laffer manage the Fund using proprietary quantitative modeling and software. Mr. Laffer implements trading for the Macro 100 Fund’s portfolio and monitors the portfolio’s risk. In doing so, he consults with Dr. Laffer, who is the lead portfolio manager and has ultimate decision-making authority over all aspects of the Macro 100 Fund’s management. Dr. Laffer has served as Co-Portfolio Manager of the Macro 100 Fund since 2004. Dr. Laffer has been the Chairman and Chief Investment Officer of Laffer Investments since 1999 and the Chairman of Laffer Associates since 1979. Dr. Laffer was the architect of supply-side economics and was a primary economic advisor under the Reagan Administration in the U.S. and the Thatcher Administration in the UK. Dr. Laffer received his Bachelor’s Degree from Yale University and his M.B.A. and Ph.D in economics from Stanford University. Mr. Laffer has served as Co-Portfolio Manager of the Macro 100 Fund since 2004. He has been the Chief Executive Officer and President of Laffer Investments since 1999, and Chief Executive Officer and President of Laffer Associates since 1997.

Kathy Stylarek has served as the Portfolio Manager of the Ohio Tax-Free Fund and Michigan Tax-Free Fund since 2001. She is Vice President of the Advisor. Ms. Stylarek joined the Advisor in 2001 and is a Vice President of The Huntington National Bank. Ms. Stylarek served as Senior Trader at SunTrust Bank from 1997 through 2001. She received her Bachelor’s Degree from the University of South Florida.

Christopher M. Rowane has served as the Portfolio Manager of the Mid Corp America Fund since 2001. He is Senior Vice President of the Advisor. Mr. Rowane joined The Huntington National Bank in 2000 and is a Senior Vice President and member of its Investment Policy Committee. He has been the Regional Manager for the Investment Management Team in Southern Ohio, Kentucky and Indiana since 2000. Mr. Rowane served as Director of Portfolio Management for Firstar from 1993 through 2000. Mr. Rowane is a Chartered Financial Analyst. He received his Bachelor’s Degree and M.B.A. from Gannon University.

Peter Sorrentino has served as the Portfolio Manager of the Real Strategies Fund since the Fund’s inception. Mr. Sorrentino joined The Huntington National Bank in October of 2006 as a Senior Portfolio Manager and is Vice President of the Advisor. From 2001 until joining Huntington, he served as the lead portfolio manager for the Legg Mason Balanced Trust. Mr. Sorrentino is a Chartered Financial Analyst. He received his Bachelor’s Degree in Finance and Accounting from the University of Cincinnati.

William G. Doughty and Gustave J. Seasongood are jointly and primarily responsible for the day-to-day management of the Mortgage Securities Fund. Mr. Seasongood is responsible for the research, security selection and construction of the portion of the Mortgage Securities Fund’s portfolio that is invested in REITs. Mr. Doughty is responsible for the research, security selection and construction of the remainder of the Mortgage Securities Fund’s portfolio. Mr. Doughty and Mr. Seasongood have independent decision-making authority over their respective portions of the Mortgage Securities Fund’s portfolio, but do collaborate to determine the amount of the portfolio that will be invested in REITs, and to monitor the Mortgage Securities Fund’s cash flows.

Mr. Seasongood has served as a Co-Portfolio Manager of the Mortgage Securities Fund since 2001. He is Vice President of the Advisor. Mr. Seasongood joined the Huntington National Bank in 1995 as a Portfolio Manager and is Vice President. Mr. Seasongood is a Chartered Financial Analyst. He received his Bachelor’s degree from Villanova University and his M.B.A. from Temple University.

Mr. Doughty has served as a Co-Portfolio Manager of the Mortgage Securities Fund, and Portfolio Manager of the Intermediate Government Income Fund and Short/Intermediate Fixed Income Securities Fund since 1999. He is Vice President of the Advisor. Mr. Doughty joined The Huntington National Bank in 1961 and serves as Vice President. He is a member of the Huntington National Bank’s Investment Policy Committee and Manager of both the Fixed and Equity Trading Desk. He received his M.B.A. from The University of Dayton.

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Randy Hare has served as the Portfolio Manager of the New Economy Fund since 2007. Mr. Hare joined Haberer Registered Investment Advisor, Inc. in 2003 as a Senior Research Analyst. He was a Portfolio Manager/Senior Research Analyst and Assistant Vice President with U.S. Bank Asset Management/FIRMCO from 1997 to 2002. Mr. Hare received his Bachelor’s degree in Economics from the University of Cincinnati.

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Paul Koscik and Martina Cheung are jointly and primarily responsible for the day-to-day management of the Technical Opportunities Fund, serving as its Co-Portfolio Managers since 2008. Mr. Koscik is responsible for the portion of the portfolio that is invested in ETFs, currencies and bonds. Ms. Cheung is responsible for equity investments. They collaborate to determine asset allocation based on their outlook for particular market segments.

Mr. Koscik has also served as the Portfolio Manager of the Rotating Markets Fund since 2001. He is Vice President of the Advisor. Mr. Koscik joined The Huntington National Bank in 1984 as a Portfolio Manager and serves as Vice President. He received his Bachelor’s Degree and J.D. from the University of Akron.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.

Fees Paid To Advisor and Affiliates

The Advisor and its affiliates provide the Funds with advisory, administration, transfer agency, accounting and custodian services.

A discussion of the Trustees’ review of the investment advisory agreements with the Trust is available in the Fund’s Annual Report for the period ended December 31, 2007.

Advisory Services

The Trust pays the Advisor management fees as a percentage of average daily net assets (“ADNA”) as follows:

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Tax-Free Money Market Fund, Money Market Fund and Ohio Municipal Money Market Fund pay the following fee based on the ADNA of the individual Fund:

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Tiered	Annual Rate

Up to $500 million	0.30%
On the next $500 million	0.25%
On excess of $1 billion	0.20%

All other Funds:

U.S. Treasury Money Market Fund	0.20%
Dividend Capture Fund	0.75%
Growth Fund	0.60%
Income Equity Fund	0.60%
International Equity Fund	1.00%
Macro 100 Fund*	0.75%
Mid Corp America Fund	0.75%
New Economy Fund	0.85%
Real Strategies Fund	0.75%
Rotating Markets Fund	0.50%
Situs Fund	0.75%
Technical Opportunities Fund	0.75%
Fixed Income Securities Fund	0.50%
Intermediate Government Income Fund	0.50%
Michigan Tax-Free Fund	0.50%
Mortgage Securities Fund	0.50%
Ohio Tax-Free Fund	0.50%
Short/Intermediate Fixed Income Securities Fund	0.50%

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* Pursuant to its Sub-Advisory agreement with the Advisor, Laffer Investments receives an annual fee equal to 0.50% of the Macro 100 Fund’s ADNA. This fee is paid by the Advisor and not the Macro 100 Fund.

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Administration Services

The Huntington Bank provides administration services at the following annual rate of the ADNA of the Funds:

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Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Funds

0.135%	on the first $4 billion
0.125%	on the next $3 billion
0.115%	on assets in excess of $7 billion

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There is no minimum annual fee per Fund or class of Shares.

The Advisor and its affiliates may pay out of their own reasonable resources and profits, fees or other expenses for shareholder and/or recordkeeping services and/or marketing support.

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Federated Services Company, a wholly-owned subsidiary of Federated Investors, Inc., serves as sub-administrator to the Funds, assisting with the provision of administrative services necessary to operate the Funds. Out of the fees paid to it by the Funds, the Huntington Bank pays Federated Services Company fees for its sub-administrative services.

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Financial Administration and Portfolio Accounting Services

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The Huntington Bank is entitled to receive a maximum fee of 0.0425% of the Funds’ ADNA for financial administration and portfolio accounting services (subject to a minimum annual fee of $9,000 for each additional class of Shares of any Fund with more than one class of Shares).

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The Huntington Bank has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (“Citi”). Out of the fees paid to it by the Funds, the fees The Huntington Bank pays Citi for these services are based on the ADNA of each Fund, subject to minimum fees in certain circumstances.

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Custody Services

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The Huntington Bank serves as each of the Funds’ custodian, except the International Equity Fund, and receives a maximum fee of 0.026% of each Fund’s ADNA, plus out-of-pocket expenses. In addition, The Huntington Bank will receive an additional surcharge of 0.005 of 1% on the average daily net non-domestic assets of the Situs Fund. State Street Bank and Trust Company (“State Street”) serves as custodian for the International Equity Fund. The Bank of New York serves as sub-custodian of the Situs, Real Strategies and Technical Opportunities Funds’ foreign assets.

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PFPC Trust Company serves as sub-custodian for the securities lending program and retains a portion of earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

Transfer Agency Services

Unified Fund Services, Inc. (“Unified”), a subsidiary of Huntington, is transfer and dividend disbursing agent for the Funds.

Pursuant to a definitive agreement of purchase signed on December 31, 2006, Unified became a wholly owned subsidiary of HBI. For its services, Unified is entitled to receive a yearly fixed amount per shareholder account, subject to yearly minimum fees per portfolio and/or share class. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Shareholder Services Fees

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As previously noted, Investment A Shares and Investment B Shares are also subject to a fee of 0.25% of the ADNA, which may be paid to financial intermediaries and/or The Huntington Bank for administration/shareholder services.

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Dividends and Distributions

The Money Market Funds and all of the Income Funds, except the Mortgage Securities Fund, declare dividends on investment income daily and pay them monthly. The Mortgage Securities Fund declares and pays dividends monthly.

Each of the other Funds offered by this Prospectus declares and pays dividends on investment income, if any, according to the following schedule:

Dividend Capture Fund	Monthly
Growth Fund	Quarterly
Income Equity Fund	Monthly
International Equity Fund	Annually
Macro 100 Fund	Annually
Mid Corp America Fund	Annually
New Economy Fund	Annually
Real Strategies Fund	Quarterly
Rotating Markets Fund	Annually
Situs Fund	Annually
Technical Opportunities Fund	Annually

The Funds also make distributions of net capital gains, if any, at least annually.

If you purchase Shares by check, ACH or SIP, you will begin earning dividends on the next business day after your order has been received by the Trust.

Distribution Options

All dividends and distributions payable to a holder of Shares will be automatically reinvested in additional Shares of the same class of the Fund, unless the shareholder makes an alternative election. Shareholders may choose to receive all distributions in cash or to reinvest capital gains distributions, but receive all other distributions in cash.

Tax Consequences

There are many important tax consequences associated with investment in the Funds offered by this Prospectus. The following is a brief summary of certain income tax consequences relating to an investment in the Funds, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

Federal Income Taxes

Taxation of Shareholder Transactions

An exchange of a Fund’s Shares for shares of another Fund will be treated as a sale of the Fund’s Shares and, as with all sales, exchanges or redemptions of Fund Shares, any gain on the transaction will be subject to federal income tax.

Taxation of Distributions

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Each of the Funds offered by this Prospectus intends to distribute substantially all of its net investment income (including net realized capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the Shares. Additionally, distributions of investment income designated by the Funds as derived from “qualified investment income” will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Generally, dividends paid by REITs do not qualifity for the lower tax rates that apply to certain other “qualified investment income.” Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, through December 31, 2008. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price paid).

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Exempt-Interest Dividends

If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund’s assets consists of obligations the interest on which is excludable from gross income, the Fund may pay “exempt-interest dividends” to its shareholders. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes but may be subject to state and local taxes. However, exempt-interest dividends attributable to investments in certain “private activity” bonds will be treated as tax preference items in computing the AMT. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the AMT. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

Avoid Withholding Tax

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and proceeds of sales, exchanges, or redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) or otherwise fails to meet certain requirements imposed by the IRS. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

Tax-Exempt Funds

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It is anticipated that distributions for Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund and Michigan Tax-Free Fund will be comprised primarily of dividends that are exempt from federal income tax, although a portion of each Fund’s dividends may not be exempt. Dividends may be subject to state and local taxes, although the income dividends distributed by the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund are generally intended to be exempt from Ohio personal income taxes. Similarly, the income dividends distributed by the Michigan Tax-Free Fund are generally intended to be exempt from Michigan city and state personal income taxes and the Michigan single business tax. For any portion of each Fund’s distributions not invested in tax-exempt securities, distributions of income dividends may be subject to state taxation.

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Financial Information

Financial Highlights

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The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the fiscal years ended December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements, which, for the years ended December 31, 2007, 2006, 2005 and 2004 have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request. The information for the year or period ended December 31, 2003 was audited by another independent registered public accounting firm.

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Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

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Year Ended December 31,	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions
INVESTMENT A SHARES
Huntington Tax-Free Money Market Fund
2003	$ 1.00	--(1)	--	--(1)	--(1)	--
2004	$ 1.00	--(1)	--	--(1)	--(1)	--
2005	$ 1.00	0.01	--	0.01	(0.01)	--
2006	$ 1.00	0.02	--(1)	0.02	(0.02)	--
2007	$ 1.00	0.02	--(1)	0.02	(0.02)	--
Huntington Money Market Fund
2003	$ 1.00	--(1)	--	--(1)	--(1)	--
2004	$ 1.00	--(1)	--	--(1)	--(1)	--
2005	$ 1.00	0.02	--	0.02	(0.02)	--
2006	$ 1.00	0.04	--(1)	0.04	(0.04)	--
2007	$ 1.00	0.04	--(1)	0.04	(0.04)	--
Huntington Ohio Municipal Money Market Fund
2003	$ 1.00	--(1)	--	--(1)	--(1)	--
2004	$ 1.00	--(1)	--	--(1)	--(1)	--
2005	$ 1.00	0.01	--	0.01	(0.01)	--
2006	$ 1.00	0.02	--(1)	0.02	(0.02)	--
2007	$ 1.00	0.03	--(1)	0.03	(0.03)	--
Huntington U.S. Treasury Money Market Fund
2003	$ 1.00	--(1)	--	--(1)	--(1)	--
2004	$ 1.00	--(1)	--	--(1)	--(1)	--
2005	$ 1.00	0.02	--	0.02	(0.02)	--
2006	$ 1.00	0.04	--(1)	0.04	(0.04)	--
2007	$ 1.00	0.04	--(1)	0.04	(0.04)	--(1)
INVESTMENT B SHARES
Huntington Money Market Fund
2003	$ 1.00	0.01	--	0.01	(0.01)	--
2004	$ 1.00	0.01	--	0.01	(0.01)	--
2005	$ 1.00	0.02	--	0.02	(0.02)	--
2006	$ 1.00	0.03	--(1)	0.03	(0.03)	--
2007	$ 1.00	0.04	--(1)	0.04	(0.04)	--
INTERFUND SHARES
Huntington Money Market Fund
2003	$ 1.00	0.01	--	0.01	(0.01)	--
2004	$ 1.00	0.01	--	0.01	(0.01)	--
2005	$ 1.00	0.03	--	0.03	(0.03)	--
2006	$ 1.00	0.04	--(1)	0.04	(0.04)	--
2007	$ 1.00	0.05	--(1)	0.05	(0.05)	--

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(1) Amount is less than $0.005.

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			Ratios to average net assets
Total distributions	Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)

--(1)	$ 1.00	0.24%	0.85%	0.24%	1.22%	(0.13)%	$ 7,584
--(1)	$ 1.00	0.25%	0.97%	0.25%	1.25%	(0.03)%	$ 7,279
(0.01)	$ 1.00	1.21%	1.17%	1.17%	1.21%	1.13%	$ 11,916
(0.02)	$ 1.00	2.23%	1.18%	2.22%	1.18%	2.22%	$ 14,205
(0.02)	$ 1.00	2.51%	1.15%	2.48%	1.15%	2.48%	$ 6,086

--(1)	$ 1.00	0.24%	0.91%	0.24%	1.08%	0.07%	$ 244,477
--(1)	$ 1.00	0.39%	0.95%	0.38%	1.08%	0.25%	$ 217,570
(0.02)	$ 1.00	2.13%	1.06%	2.11%	1.07%	2.10%	$ 219,767
(0.04)	$ 1.00	3.94%	1.07%	3.92%	1.07%	3.92%	$ 406,510
(0.04)	$ 1.00	4.11%	1.04%	4.02%	1.04%	4.02%	$ 528,326

--(1)	$ 1.00	0.24%	0.90%	0.24%	1.11%	0.03%	$ 101,383
--(1)	$ 1.00	0.29%	0.98%	0.27%	1.11%	0.14%	$ 105,247
(0.01)	$ 1.00	1.35%	1.08%	1.33%	1.10%	1.31%	$ 96,600
(0.02)	$ 1.00	2.35%	1.10%	2.33%	1.10%	2.33%	$ 108,666
(0.03)	$ 1.00	2.57%	1.07%	2.54%	1.07%	2.54%	$ 122,147

--(1)	$ 1.00	0.25%	0.84%	0.25%	1.00%	0.09%	$ 36,443
--(1)	$ 1.00	0.38%	0.97%	0.34%	0.99%	0.32%	$ 51,046
(0.02)	$ 1.00	2.05%	0.99%	2.09%	0.99%	2.09%	$ 85,671
(0.04)	$ 1.00	3.86%	0.99%	3.80%	0.99%	3.80%	$ 68,073
(0.04)	$ 1.00	3.75%	0.97%	3.61%	0.97%	3.61%	$ 103,041

(0.01)	$ 1.00	0.52%	0.63%	0.54%	0.67%	0.50%	$ 64
(0.01)	$ 1.00	0.78%	0.58%	0.75%	1.58%	(0.25)%	$ 54
(0.02)	$ 1.00	2.38%	0.81%	2.39%	1.56%	1.64%	$ 58
(0.03)	$ 1.00	3.43%	1.57%	3.43%	1.57%	3.43%	$ 133
(0.04)	$ 1.00	3.60%	1.53%	3.49%	1.53%	3.49%	$ 127

(0.01)	$ 1.00	0.57%	0.58%	0.56%	0.58%	0.56%	$ 26,196
(0.01)	$ 1.00	0.78%	0.58%	0.82%	0.58%	0.82%	$ 30,004
(0.03)	$ 1.00	2.64%	0.56%	2.64%	0.57%	2.63%	$ 35,266
(0.04)	$ 1.00	4.46%	0.57%	4.36%	0.57%	4.36%	$ 40,803
(0.05)	$ 1.00	4.63%	0.54%	4.51%	0.54%	4.51%	$ 60,548

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Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

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Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
INVESTMENT A SHARES
Huntington Dividend Capture Fund
2003	$ 9.61	0.39	1.54	1.93	(0.43)	--	(0.43)
2004	$ 11.11	0.48	0.94	1.42	(0.43)	(0.51)	(0.94)
2005	$ 11.59	0.42	(0.10)	0.32	(0.44)	(0.61)	(1.05)
2006	$ 10.86	0.36	1.32	1.68	(0.36)	(0.54)	(0.90)
2007	$ 11.63	0.35	(1.14)	(0.79)	(0.36)	(0.59)	(0.95)
Huntington Growth Fund
2003	$ 32.46	(0.05)	6.17	6.12	--	--	--
2004	$ 38.58	(0.02)	2.86	2.84	--	(0.72)	(0.72)
2005	$ 40.70	(0.07)	0.64	0.57	--	(2.26)	(2.26)
2006	$ 39.01	(0.01)	3.05	3.04	--	(5.39)	(5.39)
2007	$ 36.66	0.03	5.47	5.50	(0.04)	(7.81)	(7.85)
Huntington Income Equity Fund
2003	$ 28.95	0.89	4.94	5.83	(0.92)	(1.27)	(2.19)
2004	$ 32.59	0.50	3.38	3.88	(0.51)	(2.67)	(3.18)
2005	$ 33.29	0.56	0.37	0.93	(0.57)	(2.38)	(2.95)
2006	$ 31.27	0.49	2.93	3.42	(0.49)	(3.09)	(3.58)
2007	$ 31.11	0.46	0.01	0.47	(0.46)	(4.66)	(5.12)
Huntington International Equity Fund
2003	$ 6.63	0.04	2.24	2.28	(0.02)	--	(0.02)
2004	$ 8.89	--(4)	1.76	1.76	(0.01)	--	(0.01)
2005	$ 10.64	0.03	1.49	1.52	(0.07)	(0.35)	(0.42)
2006	$ 11.74	0.03	3.10	3.13	(0.06)	(0.97)	(1.03)
2007	$ 13.84	0.08	2.19	2.27	(0.11)	(1.10)	(1.21)

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(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) The portfolio turnover rate increased significantly during the peroid. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (unaudited).

(4) Amount is less than $0.005.



		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$ 11.11	20.62%	1.65%	4.24%	1.65%	4.24%	$ 12,408	108%
$ 11.59	13.20%	1.62%	3.84%	1.62%	3.84%	$ 7,793	101%
$ 10.86	2.85%	1.56%	3.82%	1.58%	3.80%	$ 10,177	131%
$ 11.63	15.74%	1.56%	3.18%	1.56%	3.18%	$ 11,502	98%
$ 9.89	(7.14)%	1.55%	3.11%	1.55%	3.11%	$ 10,366	87%

$ 38.58	18.85%	1.42%	(0.16)%	1.42%	(0.16)%	$ 11,754	8%
$ 40.70	7.36%	1.41%	(0.04)%	1.41%	(0.04)%	$ 11,317	12%
$ 39.01	1.26%	1.39%	(0.17)%	1.40%	(0.18)%	$ 10,598	20%
$ 36.66	8.11%	1.40%	(0.03)%	1.40%	(0.03)%	$ 9,209	31%
$ 34.31	15.62%	1.38%	0.07%	1.38%	0.07%	$ 9,680	86%(3)

$ 32.59	20.69%	1.42%	2.85%	1.42%	2.85%	$ 3,684	85%
$ 33.29	12.88%	1.42%	1.59%	1.42%	1.59%	$ 5,226	35%
$ 31.27	2.80%	1.40%	1.72%	1.40%	1.72%	$ 6,197	33%
$ 31.11	11.05%	1.40%	1.53%	1.40%	1.53%	$ 6,139	43%
$ 26.46	1.65%	1.39%	1.48%	1.39%	1.48%	$ 6,330	90%

$ 8.89	34.43%	1.90%	0.55%	1.90%	0.55%	$ 505	48%
$ 10.64	19.84%	1.85%	0.02%	1.85%	0.02%	$ 808	31%
$ 11.74	14.22%	1.81%	0.39%	1.81%	0.42%	$ 2,463	21%
$ 13.84	26.79%	1.83%	0.40%	1.83%	0.40%	$ 6,509	26%
$ 14.90	16.76%	1.79%	0.71%	1.79%	0.71%	$ 11,151	25%


Financial Highlights

Equity Funds

(For a share outstanding throughout each period)


Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
INVESTMENT A SHARES
Huntington Macro 100 Fund
2004(3)	$ 10.00	0.01	1.19	1.20	(0.02)	--	(0.02)
2005	$ 11.18	(0.04)	0.55	0.51	--	(0.43)	(0.43)
2006	$ 11.26	(0.02)	0.76	0.74	--	(0.24)	(0.24)
2007	$ 11.76	(0.03)	(0.33)	(0.36)	--	(1.46)	(1.46)
Huntington Mid Corp America Fund
2003	$ 8.98	(0.02)	2.81	2.79	--	--	--
2004	$ 11.77	(0.06)	2.06	2.00	--	(0.02)	(0.02)
2005	$ 13.75	(0.02)	1.54	1.52	--	--	--
2006	$ 15.27	(0.03)	1.23	1.20	--	(0.29)	(0.29)
2007	$ 16.18	(0.05)	1.24	1.19	--	(1.37)	(1.37)
Huntington New Economy Fund
2003	$ 8.72	(0.07)	3.09	3.02	--	(0.01)	(0.01)
2004	$ 11.73	(0.18)	2.68	2.50	--	--	--
2005	$ 14.23	(0.05)	1.74	1.69	--	(0.18)	(0.18)
2006	$ 15.74	(0.09)	1.49	1.40	--	(1.32)	(1.32)
2007	$ 15.81	(0.01)	1.81	1.80	--	(3.16)	(3.16)
Huntington Real Strategies Fund
2007(8)	$ 10.00	0.09	0.92	1.01	(0.10)	(0.13)	(0.23)
Huntington Rotating Markets Fund
2003	$ 7.53	0.02	1.83	1.85	(0.02)	--	(0.02)
2004	$ 9.36	0.03	1.06	1.09	(0.03)	--	(0.03)
2005	$ 10.42	0.03	0.93	0.96	(0.03)	--	(0.03)
2006	$ 11.35	0.10	2.08	2.18	(0.10)	(0.20)	(0.30)
2007	$ 13.23	0.10	0.99	1.09	(0.10)	(0.68)	(0.78)
Huntington Situs Fund
2003	$ 10.21	(0.04)	3.61	3.57	--	(0.01)	(0.01)
2004	$ 13.77	(0.08)	3.65	3.57	--	(0.34)	(0.34)
2005	$ 17.00	(0.07)	2.76	2.69	--	(0.61)	(0.61)
2006	$ 19.08	(0.09)	2.08	1.99	--	(1.15)	(1.15)
2007	$ 19.92	(0.06)	1.94	1.88	--	(2.10)	(2.10)


(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals (unaudited).

(7) The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (unaudited).

(8) Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007.

(9) Does not include the effect of expenses of underlying funds.



		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$ 11.18	12.03%(4)	2.19%(5)	0.35%(5)	2.19%(5)	0.35%(5)	$ 841	--%
$ 11.26	4.46%	1.76%	(0.52)%	1.76%	(0.52)%	$ 2,152	87%
$ 11.76	6.55%	1.68%	(0.23)%	1.68%	(0.23)%	$ 3,189	222%(6)
$ 9.94	(3.40)%	1.61%	(0.23)%	1.61%	(0.23)%	$ 2,621	153%

$ 11.77	31.07%	1.60%	(0.33)%	1.60%	(0.33)%	$ 3,325	29%
$ 13.75	17.02%	1.58%	(0.45)%	1.58%	(0.45)%	$ 3,180	4%
$ 15.27	11.05%	1.56%	(0.14)%	1.57%	(0.15)%	$ 4,646	7%
$ 16.18	7.84%	1.56%	(0.17)%	1.56%	(0.17)%	$ 4,986	6%
$ 16.00	7.53%	1.55%	(0.29)%	1.55%	(0.29)%	$ 5,240	11%

$ 11.73	34.59%	1.80%	(1.03)%	1.80%	(1.03)%	$ 1,154	83%
$ 14.23	21.31%	1.77%	(1.15)%	1.77%	(1.15)%	$ 1,292	28%
$ 15.74	11.87%	1.71%	(0.64)%	1.71%	(0.64)%	$ 5,804	61%
$ 15.81	8.96%	1.68%	(0.64)%	1.68%	(0.64)%	$ 8,607	50%
$ 14.45	11.99%	1.66%	(0.11)%	1.66%	(0.11)%	$ 8,943	119%(7)

$ 10.78	10.22%(4)(9)	1.70%(9)(5)	2.30%(9)(5)	1.83%(9)(5)	2.17%(9)(5)	$ 706	39%

$ 9.36	24.62%(9)	1.54%(9)	0.32%(9)	1.54%(9)	0.32%(9)	$ 1,258	206%
$ 10.42	11.61%(9)	1.47%(9)	0.31%(9)	1.47%(9)	0.31%(9)	$ 1,629	86%
$ 11.35	9.24%(9)	1.42%(9)	0.30%(9)	1.42%(9)	0.30%(9)	$ 1,911	48%
$ 13.23	19.19%(9)	1.40%(9)	0.95%(9)	1.40%(9)	0.95%(9)	$ 3,438	35%
$ 13.54	8.43%(9)	1.33%(9)	0.69%(9)	1.33%(9)	0.69%(9)	$ 3,982	54%

$ 13.77	34.92%	1.87%	(0.75)%	1.87%	(0.75)%	$ 499	19%
$ 17.00	25.94%	1.68%	(0.69)%	1.68%	(0.69)%	$ 1,302	16%
$ 19.08	15.87%	1.61%	(0.66)%	1.61%	(0.66)%	$ 5,073	14%
$ 19.92	10.50%	1.64%	(0.59)%	1.64%	(0.59)%	$ 11,685	19%
$ 19.70	9.66%	1.57%	(0.31)%	1.57%	(0.31)%	$ 15,658	22%


Financial Highlights
Equity Funds

(For a share outstanding throughout each period)


Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
INVESTMENT B SHARES
Huntington Dividend Capture Fund
2003	$ 9.61	0.37	1.50	1.87	(0.38)	--	(0.38)
2004	$ 11.10	0.39	0.97	1.36	(0.38)	(0.51)	(0.89)
2005	$ 11.57	0.37	(0.12)	0.25	(0.38)	(0.61)	(0.99)
2006	$ 10.83	0.30	1.32	1.62	(0.30)	(0.54)	(0.84)
2007	$ 11.61	0.30	(1.15)	(0.85)	(0.31)	(0.59)	(0.90)
Huntington Growth Fund
2003	$ 31.96	(0.19)	6.02	5.83	--	--	--
2004	$ 37.79	(0.19)	2.78	2.59	--	(0.72)	(0.72)
2005	$ 39.66	(0.26)	0.62	0.36	--	(2.26)	(2.26)
2006	$ 37.76	(0.19)	2.94	2.75	--	(5.39)	(5.39)
2007	$ 35.12	(0.13)	5.18	5.05	--	(7.81)	(7.81)
Huntington Income Equity Fund
2003	$ 28.88	0.74	4.93	5.67	(0.79)	(1.27)	(2.06)
2004	$ 32.49	0.34	3.37	3.71	(0.35)	(2.67)	(3.02)
2005	$ 33.18	0.40	0.36	0.76	(0.41)	(2.38)	(2.79)
2006	$ 31.15	0.33	2.93	3.26	(0.34)	(3.09)	(3.43)
2007	$ 30.98	0.31	(0.01)	0.30	(0.33)	(4.66)	(4.99)
Huntington International Equity Fund
2003	$ 6.58	--(4)	2.22	2.22	(0.01)	--	(0.01)
2004	$ 8.79	(0.02)	1.70	1.68	--	--	--
2005	$ 10.47	--(4)	1.44	1.44	(0.01)	(0.35)	(0.36)
2006	$ 11.55	(0.01)	3.01	3.00	(0.01)	(0.97)	(0.98)
2007	$ 13.57	0.03	2.13	2.16	(0.05)	(1.10)	(1.15)
Huntington Macro 100 Fund
2004(5)	$ 10.00	(0.01)	1.18	1.17	--	--	--
2005	$ 11.17	(0.09)	0.55	0.46	--	(0.43)	(0.43)
2006	$ 11.20	(0.08)	0.75	0.67	--	(0.24)	(0.24)
2007	$ 11.63	(0.08)	(0.33)	(0.41)	--	(1.46)	(1.46)


(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversfication have not changed (unaudited).

(4) Amount is less than $0.005.

(5) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(6) Not annualized.

(7) Computed on an annualized basis.

(8) The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals (unaudited).



		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$ 11.10	19.90%	2.16%	3.78%	2.16%	3.78%	$ 12,374	108%
$ 11.57	12.61%	2.11%	3.53%	2.11%	3.53%	$ 16,554	101%
$ 10.83	2.25%	2.06%	3.31%	2.08%	3.29%	$ 17,728	131%
$ 11.61	15.21%	2.06%	2.66%	2.06%	2.66%	$ 18,753	98%
$ 9.89	(7.62)%	2.05%	2.58%	2.05%	2.58%	$ 14,950	87%

$ 37.79	18.24%	1.92%	(0.65)%	1.92%	(0.65)%	$ 5,220	8%
$ 39.66	6.85%	1.91%	(0.51)%	1.91%	(0.51)%	$ 6,331	12%
$ 37.76	0.76%	1.89%	(0.66)%	1.90%	(0.67)%	$ 6,073	20%
$ 35.12	7.56%	1.90%	(0.53)%	1.90%	(0.53)%	$ 5,626	31%
$ 32.36	15.06%	1.88%	(0.43)%	1.88%	(0.43)%	$ 5,692	86%(3)

$ 32.49	20.08%	1.92%	2.38%	1.92%	2.38%	$ 6,534	85%
$ 33.18	12.33%	1.82%	1.00%	1.82%	1.00%	$ 8,257	35%
$ 31.15	2.28%	1.90%	1.22%	1.90%	1.22%	$ 8,447	33%
$ 30.98	10.52%	1.90%	1.04%	1.90%	1.04%	$ 8,176	43%
$ 26.29	1.11%	1.89%	0.97%	1.89%	0.97%	$ 7,146	90%

$ 8.79	33.77%	2.41%	0.02%	2.41%	0.02%	$ 405	48%
$ 10.47	19.11%	2.35%	(0.23)%	2.35%	(0.23)%	$ 655	31%
$ 11.55	13.73%	2.33%	(0.04)%	2.33%	(0.04)%	$ 1,201	21%
$ 13.57	26.09%	2.33%	(0.06)%	2.33%	(0.06)%	$ 2,370	26%
$ 14.58	16.24%	2.29%	0.20%	2.29%	0.20%	$ 3,572	25%

$ 11.17	11.70%(6)	2.70%(7)	(0.24)%(7)	2.70%(7)	(0.24)%(7)	$ 809	--%
$ 11.20	4.02%	2.26%	(1.02)%	2.26%	(1.02)%	$ 1,523	87%
$ 11.63	6.05%	2.18%	(0.73)%	2.18%	(0.73)%	$ 2,076	222%(8)
$ 9.76	(3.98)%	2.11%	(0.73)%	2.11%	(0.73)%	$ 1,881	153%


Financial Highlights

Equity Funds

(For a share outstanding throughout each period)


Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
INVESTMENT B SHARES
Huntington Mid Corp America Fund
2003	$ 8.91	(0.07)	2.78	2.71	--	--	--
2004	$ 11.62	(0.11)	2.02	1.91	--	(0.02)	(0.02)
2005	$ 13.51	(0.09)	1.51	1.42	--	--	--
2006	$ 14.93	(0.10)	1.19	1.09	--	(0.29)	(0.29)
2007	$ 15.73	(0.13)	1.20	1.07	--	(1.37)	(1.37)
Huntington New Economy Fund
2003	$ 8.63	(0.13)	3.07	2.94	--	(0.01)	(0.01)
2004	$ 11.56	(0.19)	2.57	2.38	--	--	--
2005	$ 13.94	(0.15)	1.74	1.59	--	(0.18)	(0.18)
2006	$ 15.35	(0.16)	1.43	1.27	--	(1.32)	(1.32)
2007	$ 15.30	(0.08)	1.73	1.65	--	(3.16)	(3.16)
Huntington Real Strategies Fund
2007(4)	$ 10.00	0.07	0.90	0.97	(0.09)	(0.13)	(0.22)
Huntington Rotating MarketsFund
2007(4)	$ 14.04	0.12	0.11	0.23	(0.15)	(0.68)	(0.83)
Huntington Situs Fund
2003	$ 10.20	(0.08)	3.57	3.49	--	(0.01)	(0.01)
2004	$ 13.68	(0.13)	3.59	3.46	--	(0.34)	(0.34)
2005	$ 16.80	(0.18)	2.74	2.56	--	(0.61)	(0.61)
2006	$ 18.75	(0.19)	2.04	1.85	--	(1.15)	(1.15)
2007	$ 19.45	(0.15)	1.89	1.74	--	(2.10)	(2.10)


(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversfication have not changed (unaudited).

(4) Reflects operations for the period from May 1, 2007 (date of commencement of operations) to December 31, 2007.

(5) Not annualized.

(6) Does not include the effect of expenses of underlying funds.

(7) Computed on an annualized basis.



		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$ 11.62	30.42%	2.09%	(0.84)%	2.09%	(0.84)%	$ 5,439	29%
$ 13.51	16.46%	2.08%	(0.94)%	2.08%	(0.94)%	$ 7,269	4%
$ 14.93	10.51%	2.06%	(0.64)%	2.07%	(0.65)%	$ 8,252	7%
$ 15.73	7.28%	2.06%	(0.68)%	2.06%	(0.68)%	$ 8,386	6%
$ 15.43	6.98%	2.05%	(0.80)%	2.05%	(0.80)%	$ 7,973	11%

$ 11.56	34.02%	2.30%	(1.53)%	2.30%	(1.53)%	$ 1,642	83%
$ 13.94	20.59%	2.27%	(1.63)%	2.27%	(1.63)%	$ 2,369	28%
$ 15.35	11.40%	2.21%	(1.17)%	2.21%	(1.17)%	$ 3,410	61%
$ 15.30	8.34%	2.18%	(1.14)%	2.18%	(1.14)%	$ 4,226	50%
$ 13.79	11.48%	2.16%	(0.61)%	2.16%	(0.61)%	$ 4,516	119%(3)

$ 10.75	9.79%(5)(6)	2.09%(6)(7)	2.14%(6)(7)	2.25%(6)(7)	1.98%(6)(7)	$ 151	39%

$ 13.44	1.82%(5)(6)	1.79%(6)(7)	3.49%(6)(7)	1.79%(6)(7)	3.49%(6)(7)	$ 40	54%

$ 13.68	34.17%	2.40%	(1.25)%	2.40%	(1.25)%	$ 555	19%
$ 16.80	25.31%	2.18%	(1.18)%	2.18%	(1.18)%	$ 1,627	16%
$ 18.75	15.28%	2.11%	(1.16)%	2.11%	(1.16)%	$ 2,633	14%
$ 19.45	9.93%	2.13%	(1.10)%	2.13%	(1.10)%	$ 3,700	19%
$ 19.09	9.17%	2.07%	(0.82)%	2.07%	(0.82)%	$ 4,512	22%


Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)


Year Ended December 31,	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
INVESTMENT A SHARES
Huntington Fixed Income Securities Fund
2003	$ 21.26	0.76	0.17	0.93	(0.77)	--	(0.77)
2004	$ 21.42	0.68	(0.09)	0.59	(0.69)	(0.09)	(0.78)
2005	$ 21.23	0.71	(0.38)	0.33	(0.71)	(0.07)	(0.78)
2006	$ 20.78	0.74	(0.03)	0.71	(0.73)	--	(0.73)
2007	$ 20.76	0.82	0.39	1.21	(0.82)	--(3)	(0.82)
Huntington Intermediate Government Income Fund
2003	$ 10.92	0.35	(0.23)	0.12	(0.37)	(0.02)	(0.39)
2004	$ 10.65	0.33	(0.07)	0.26	(0.35)	(0.04)	(0.39)
2005	$ 10.52	0.34	(0.23)	0.11	(0.35)	--	(0.35)
2006	$ 10.28	0.35	(0.03)	0.32	(0.36)	--(3)	(0.36)
2007	$ 10.24	0.38	0.25	0.63	(0.38)	--	(0.38)
Huntington Michigan Tax-Free Fund
2003	$ 10.93	0.26	0.09	0.35	(0.27)	(0.05)	(0.32)
2004	$ 10.96	0.24	(0.17)	0.07	(0.24)	(0.03)	(0.27)
2005	$ 10.76	0.22	(0.15)	0.07	(0.22)	(0.04)	(0.26)
2006	$ 10.57	0.26	(0.02)	0.24	(0.25)	--	(0.25)
2007	$ 10.56	0.25	--	0.25	(0.26)	--	(0.26)
Huntington Mortgage Securities Fund
2003	$ 8.58	0.17	0.39	0.56	(0.28)	--	(0.28)
2004	$ 8.86	0.28	0.21	0.49	(0.28)	--	(0.28)
2005	$ 9.07	0.26	(0.11)	0.15	(0.29)	(0.01)	(0.30)
2006	$ 8.92	0.30	0.20	0.50	(0.30)	(0.06)	(0.36)
2007	$ 9.06	0.29	(0.02)	0.27	(0.33)	(0.03)	(0.36)
Huntington Ohio Tax-Free Fund
2003	$ 21.86	0.54	0.13	0.67	(0.54)	(0.11)	(0.65)
2004	$ 21.88	0.52	(0.23)	0.29	(0.52)	(0.16)	(0.68)
2005	$ 21.49	0.49	(0.37)	0.12	(0.49)	(0.22)	(0.71)
2006	$ 20.90	0.53	(0.06)	0.47	(0.53)	--	(0.53)
2007	$ 20.84	0.50	0.10	0.60	(0.50)	(0.01)	(0.51)
Huntington Short/Intermediate Fixed Income Securities Fund
2003(4)	$ 20.08	0.32	(0.19)	0.13	(0.32)	--	(0.32)
2004	$ 19.89	0.45	(0.33)	0.12	(0.45)	--	(0.45)
2005	$ 19.56	0.46	(0.40)	0.06	(0.46)	--	(0.46)
2006	$ 19.16	0.55	0.10	0.65	(0.55)	--	(0.55)
2007	$ 19.26	0.65	0.20	0.85	(0.65)	--	(0.65)


(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Amount is less than $0.005.

(4) Reflects operations for the period from May 9, 2003 (date of initial public investment) to December 31, 2003.

(5) Not annualized.

(6) Computed on an annualized basis.


		Ratios to average net assets
Net Asset, Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$ 21.42	4.43%	1.33%	3.47%	1.33%	3.47%	$ 2,532	73%
$ 21.23	2.81%	1.33%	3.22%	1.33%	3.22%	$ 2,314	53%
$ 20.78	1.56%	1.32%	3.36%	1.32%	3.36%	$ 1,699	59%
$ 20.76	3.53%	1.31%	3.62%	1.31%	3.62%	$ 1,702	55%
$ 21.15	5.96%	1.29%	3.92%	1.29%	3.92%	$ 2,589	42%

$ 10.65	1.09%	1.35%	3.18%	1.35%	3.18%	$ 7,486	78%
$ 10.52	2.42%	1.36%	3.16%	1.36%	3.16%	$ 4,182	43%
$ 10.28	1.08%	1.34%	3.30%	1.35%	3.29%	$ 3,707	34%
$ 10.24	3.25%	1.34%	3.55%	1.34%	3.55%	$ 1,599	32%
$ 10.49	6.32%	1.33%	3.71%	1.33%	3.71%	$ 1,588	30%

$ 10.96	3.21%	1.52%	2.40%	1.52%	2.40%	$ 6,241	17%
$ 10.76	0.69%	1.54%	2.19%	1.54%	2.19%	$ 6,108	17%
$ 10.57	0.63%	1.49%	2.03%	1.51%	2.01%	$ 4,838	49%
$ 10.56	2.27%	1.54%	2.38%	1.54%	2.38%	$ 4,162	22%
$ 10.55	2.44%	1.52%	2.44%	1.52%	2.44%	$ 4,006	24%

$ 8.86	6.71%	1.37%	2.74%	1.37%	2.74%	$ 1,214	71%
$ 9.07	5.66%	1.40%	3.18%	1.40%	3.18%	$ 1,257	38%
$ 8.92	1.68%	1.36%	2.03%	1.36%	2.03%	$ 1,823	29%
$ 9.06	5.74%	1.35%	3.41%	1.35%	3.41%	$ 1,683	29%
$ 8.97	3.03%	1.32%	3.45%	1.32%	3.45%	$ 3,190	17%

$ 21.88	3.11%	1.41%	2.45%	1.41%	2.45%	$ 5,913	20%
$ 21.49	1.32%	1.42%	2.39%	1.42%	2.39%	$ 4,657	13%
$ 20.90	0.59%	1.41%	2.32%	1.42%	2.31%	$ 3,222	45%
$ 20.84	2.29%	1.43%	2.58%	1.43%	2.58%	$ 1,686	17%
$ 20.93	2.93%	1.43%	2.42%	1.43%	2.42%	$ 1,706	15%

$ 19.89	0.65%(5)	1.31%(6)	2.47%(6)	1.31%(6)	2.47%(6)	$ 8,061	51%
$ 19.56	0.60%	1.32%	2.29%	1.32%	2.29%	$ 4,538	54%
$ 19.16	0.34%	1.31%	2.41%	1.31%	2.41%	$ 3,506	31%
$ 19.26	3.44%	1.33%	2.80%	1.33%	2.80%	$ 668	36%
$ 19.46	4.48%	1.31%	3.35%	1.31%	3.35%	$ 485	29%


Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

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Year Ended December 31,	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
INVESTMENT B SHARES
Huntington Fixed Income Securities Fund
2003	$ 21.23	0.65	0.17	0.82	(0.66)	--	(0.66)
2004	$ 21.39	0.58	(0.09)	0.49	(0.59)	(0.09)	(0.68)
2005	$ 21.20	0.60	(0.38)	0.22	(0.60)	(0.07)	(0.67)
2006	$ 20.75	0.64	(0.03)	0.61	(0.63)	--	(0.63)
2007	$ 20.73	0.71	0.40	1.11	(0.71)	--(3)	(0.71)
Huntington Intermediate Government Income Fund
2003(4)	$ 10.99	0.17	(0.30)	(0.13)	(0.18)	(0.02)	(0.20)
2004	$ 10.66	0.28	(0.09)	0.19	(0.29)	(0.04)	(0.33)
2005	$ 10.52	0.29	(0.23)	0.06	(0.30)	--	(0.30)
2006	$ 10.28	0.30	(0.02)	0.28	(0.31)	--(3)	(0.31)
2007	$ 10.25	0.33	0.24	0.57	(0.33)	--	(0.33)
Huntington Michigan Tax-Free Fund
2003(7)	$ 11.11	0.12	(0.11)	0.01	(0.12)	(0.05)	(0.17)
2004	$ 10.95	0.19	(0.17)	0.02	(0.19)	(0.03)	(0.22)
2005	$ 10.75	0.16	(0.14)	0.02	(0.16)	(0.04)	(0.20)
2006	$ 10.57	0.20	(0.02)	0.18	(0.19)	--	(0.19)
2007	$ 10.56	0.20	--	0.20	(0.21)	--	(0.21)
Huntington Mortgage Securities Fund
2003(8)	$ 8.70	0.13	0.17	0.30	(0.17)	--	(0.17)
2004	$ 8.83	0.23	0.21	0.44	(0.25)	--	(0.25)
2005	$ 9.02	0.22	(0.12)	0.10	(0.24)	(0.01)	(0.25)
2006	$ 8.87	0.27	0.20	0.47	(0.26)	(0.06)	(0.32)
2007	$ 9.02	0.27	(0.04)	0.23	(0.28)	(0.03)	(0.31)
Huntington Ohio Tax-Free Fund
2003(9)	$ 21.97	0.27	0.02	0.29	(0.27)	(0.11)	(0.38)
2004	$ 21.88	0.41	(0.23)	0.18	(0.41)	(0.16)	(0.57)
2005	$ 21.49	0.39	(0.37)	0.02	(0.39)	(0.22)	(0.61)
2006	$ 20.90	0.43	(0.05)	0.38	(0.43)	--	(0.43)
2007	$ 20.85	0.40	0.10	0.50	(0.40)	(0.01)	(0.41)


(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(3) Amount is less than $0.005.

(4) Reflects operations for the period from May 12, 2003 (date of initial public investment) to December 31, 2003.

(5) Not annualized.

(6) Computed on annualized basis.

(7) Reflects operations for the period from May 19, 2003 (date of initial public investment) to December 31, 2003.

(8) Reflects operations for the period from May 13, 2003 (date of initial public investment) to December 31, 2003.

(9) Reflects operations for the period from May 2, 2003 (date of initial public investment) to December 31, 2003.


		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$ 21.39	3.92%	1.83%	2.99%	1.83%	2.99%	$ 3,212	73%
$ 21.20	2.31%	1.83%	2.72%	1.83%	2.72%	$ 3,040	53%
$ 20.75	1.06%	1.82%	2.80%	1.82%	2.80%	$ 3,068	59%
$ 20.73	3.02%	1.82%	3.12%	1.82%	3.12%	$ 2,807	55%
$ 21.13	5.50%	1.80%	3.43%	1.80%	3.43%	$ 2,398	42%

$ 10.66	(1.13)%(5)	1.86%(6)	2.41%(6)	1.86%(6)	2.41%(6)	$ 492	78%
$ 10.52	1.81%	1.86%	2.62%	1.86%	2.62%	$ 470	43%
$ 10.28	0.57%	1.84%	2.79%	1.85%	2.78%	$ 484	34%
$ 10.25	2.84%	1.83%	3.05%	1.83%	3.05%	$ 417	32%
$ 10.49	5.68%	1.83%	3.21%	1.83%	3.21%	$ 416	30%

$ 10.95	0.09%(5)	2.03%(6)	1.68%(6)	2.03%(6)	1.68%(6)	$ 580	17%
$ 10.75	0.18%	2.04%	1.69%	2.04%	1.69%	$ 789	17%
$ 10.57	0.22%	1.99%	1.53%	2.01%	1.51%	$ 615	49%
$ 10.56	1.76%	2.05%	1.89%	2.05%	1.89%	$ 466	22%
$ 10.55	1.93%	2.03%	1.94%	2.03%	1.94%	$ 429	24%

$ 8.83	3.47%(5)	1.93%(6)	1.14%(6)	1.93%(6)	1.14%(6)	$ 280	71%
$ 9.02	5.00%	1.90%	2.68%	1.90%	2.68%	$ 482	38%
$ 8.87	1.16%	1.86%	2.57%	1.86%	2.57%	$ 700	29%
$ 9.02	5.33%	1.85%	2.93%	1.85%	2.93%	$ 673	29%
$ 8.94	2.59%	1.84%	2.97%	1.84%	2.97%	$ 672	17%

$ 21.88	1.32%(5)	1.93%(6)	1.86%(6)	1.93%(6)	1.86%(6)	$ 1,685	20%
$ 21.49	0.81%	1.92%	1.88%	1.92%	1.88%	$ 1,729	13%
$ 20.90	0.10%	1.91%	1.82%	1.92%	1.81%	$ 1,525	45%
$ 20.85	1.78%	1.93%	2.06%	1.93%	2.06%	$ 1,337	17%
$ 20.94	2.47%	1.93%	1.93%	1.93%	1.93%	$ 1,128	15%


Additional Investment Strategies

Fundamental Investment Policies

The following are fundamental policies of the indicated Fund:

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Tax-Free Money Market Fund


  under normal circumstances, at least 80% of the income distributed will be exempt from federal regular income tax.

Ohio Municipal Money Market Fund

  under normal circumstances, at least 80% of the income distributed will be exempt from federal regular income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities.

Growth Fund

  at least 65% of total assets will be invested in equity securities.

Michigan Tax-Free Fund

  under normal circumstances, at least 80% of the income distributed will be exempt from federal income tax and Michigan state income tax.

Ohio Tax-Free Fund

  under normal circumstances, at least 80% of the income distributed will be exempt from federal income tax and Ohio state income tax.
  no investment in securities which generate income treated as a preference item for federal AMT purposes.

Short/Intermediate Fixed Income Securities Fund

  at least 65% of total assets in fixed income securities.

Additional Investment Information

Funds (other than the Money Market Funds) may invest in an affiliated money market fund or short-term investments in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions. In the event that the Fund does not have sufficient cash for these purposes, it could incur overdrafts, enter into reverse repurchase agreements or otherwise borrow money in accordance with its investment limitations.


Real Strategies Fund. Currently, U.S. tax laws prevent the Fund from investing more than 25% of its assets in companies treated as qualified publicly traded partnerships (such as MLPs and certain ETCFs). Such laws also limit the Fund’s ability to invest directly in real estate and commodities, in derivative contracts for real estate or commodities, and in other types of partnerships or trusts (other than REITs) that make such direct or derivative investments. Consequently, the Fund will need to invest in securities issued by real estate-related and commodity-related businesses and IPS that are affected only indirectly by changing prices for real estate and commodities. IPS may include non-U.S. dollar denominated fixed income securities issued by foreign governments, their agencies and instrumentalities or corporations, and related derivative contracts. The Fund also may invest in fixed income securities denominated in another currency if the Advisor expects favorable global market conditions to increase the exchange rate of such currency against the U.S. dollar. IPS also may include certain CMOs that historically have outperformed other types of fixed income securities during periods of increased inflation or rising interest rates.


The Fund may sell options on securities or financial futures contracts to earn income from the premiums. For example, the Fund may sell a put option for a security with the expectation that the price of the security will probably remain above the strike price of the option, so that the option will not be exercised. If the price of the security or contract does not behave as expected, the Fund may have to purchase the underlying security or contract for more than its market value, in the case of a put option, or sell a security or contract for less than its market value, in the case of a call option.

Rotating Markets Fund. Both in current market conditions and, more importantly, over longer time periods, the Advisor believes that rotating investments among equity market segments, each of which may be representative of one or more indices, holds the most promise of maximizing performance for Fund shareholders. The Advisor believes that a focus on investing in stocks representative of one of four equity market segments (i.e., small-cap, mid-cap, large-cap and global) will offer the greatest potential for capital appreciation. At any given time, the Fund will be invested (with the exception of cash and short-term securities) in one of the four equity market segments as selected by the Advisor from time to time. While there is no present intention to do so, it is possible that, in the future, the Advisor will seek to add other market segments for possible investments, subject to modification of the Prospectus to reflect such a change. In addition, the Advisor will retain the flexibility to invest in growth and/or value stocks based on its expectation of what will provide the greatest potential for capital appreciation at any given time. The Advisor does not intend to concentrate in any particular industry or sector. As a result, the Advisor retains a broad mandate and discretion to invest in those stocks in a market segment that it believes are best positioned at any time to provide shareholders with capital appreciation. There is no guarantee that the Advisor will be able to predict the equity market segment that offers the greatest return or the timing of rotations among equity market segments. To the extent the Fund invests in index-based securities an investor will bear not only a proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the issuer of the index-based security. In addition, an investor will bear his proportionate share of expenses, if any, related to the distribution of the Fund’s Shares, and he/she may also indirectly bear transaction fees paid by the Fund incurred in the purchase of index-based securities. Finally, an investor should recognize that, as a result of the Fund’s ability to invest in index-based securities, he/she may receive taxable capital gains distributions to a greater extent than would be the case if he/she invested directly in the securities comprising the index.

Technical Opportunities Fund. The Fund may sell options on securities or financial futures contracts to earn income from the premiums. For example, the Fund may sell a put option for a security with the expectation that the price of the security will probably remain above the strike price of the option, so that the option will not be exercised. If the price of the security or contract does not behave as expected, the Fund may have to purchase the underlying security or contract for more than its market value, in the case of a put option, or sell a security or contract for less than its market value, in the case of a call option.

Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about these and other securities in which the Funds may invest.


Fund Name	Fund Code
Tax-Free Money Market Fund	1
Money Market Fund	2
Ohio Municipal Money Market Fund	3
U.S. Treasury Money Market Fund	4
Dividend Capture Fund	5
Growth Fund	6
Income Equity Fund	7
International Equity Fund	8
Macro 100 Fund	9
Mid Corp America Fund	10
New Economy Fund	11
Real Strategies Fund	12
Rotating Markets Fund	13
Situs Fund	14
Technical Opportunities Fund	15
Fixed Income Securities Fund	16
Intermediate Government Income Fund	17
Michigan Tax-Free Fund	18
Mortgage Securities Fund	19
Ohio Tax-Free Fund	20
Short/Intermediate Fixed Income Securities Fund	21


Instrument	Fund Code	Risk Type

American Depository Receipts (ADRs): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. ADRs pay dividends in U.S. dollars. Generally, ADRs designed for trading in the U.S. securities markets.

	5-15	Market Political Foreign Investment Currency Custodial and Related Investment Costs

Asset-Backed Securities: Securities backed by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or assets.

	1-4,11,14,19,21	Pre-payment Extension Market Credit Regulatory

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	1-3,5-11,13-21	Credit Liquidity Market

Bonds: Bonds or fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a bond or a fixed income security must repay the principal amount of the security, normally within a specified time. Bonds or fixed income securities provide more regular income than equity securities. However, the returns on bonds or fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of bonds or fixed income securities as a compared to equity securities.

	1-17,19,21	Market Credit Liquidity Pre-payment Extension

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. Those Funds that are authorized to write or purchase put and call options must cover such options and may buy bonds’ existing option contracts known as “closing transactions.”

	5-15,19	Management Liquidity Credit Market Leverage

Certificates of Deposit: Negotiable instruments with a stated maturity.	1-3,5-11,13-20	Market Credit Liquidity

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	1-3,5-11,13-21	Credit Liquidity Market

Common Stock: Shares of ownership of a company.	5-15,19	Market

Convertible Securities: Bonds or preferred stock that convert to common stock.	5-11,13-16, 19,21	Market Credit

Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.

	1-3,5-11,13, 15,21	Credit Market Liquidity Management

Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swap agreements, and some mortgage-backed securities.

	5-21	Management Market Credit Liquidity Leverage

European Depositary Receipts (EDRs): EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, EDRs are designed for trading in European securities markets.

	8,9,11-15	Market Political Foreign Investment Currency Custodial and Related Investment Costs

Exchange-Traded Commodity Funds (ETCFs): ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).	12	Market Agriculture Energy Diversification Mineral and Mining Real Estate/REIT Tax Liquidity Fee Layering

Exchange-Traded Funds (ETFs): The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.	12,13,15	Market Tax Liquidity Fee Layering Leverage Correlation Counterparty Early close/ trading halt Market Price Variance Non-diversification

Foreign Securities: Stocks issued by foreign companies including ADRs, EDRs and Global Depository Receipts (GDRs), as well as commercial paper of foreign issuers and obligations of foreign governments, companies, banks, overseas branches of U.S. banks or supranational entities.

	5-21	Market Political Foreign Investment Liquidity Currency Custodial and Related Investment Costs

Forward Foreign Currency Contracts: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated.

	5-14,16,21	Management Liquidity Credit Market Political Leverage Foreign Investment Currency Custodial and Related Investment Costs

Foreign Exchange Contracts: Spot currency trades whereby one currency is exchanged for another. The Fund may also enter into derivative contracts in which a foreign currency is an underlying contract.	8,13,14	Management Liquidity Credit Market Political Leverage Foreign Investment Currency Custodial and Related Investment Costs

Futures and Related Options: A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The aggregate value of options on securities (long puts and calls) will not exceed 10% of a Fund’s net assets at the time it purchases the options. Each Fund will limit obligations under futures, options on futures, and options on securities to no more than 25% of the Fund’s assets.

	5-21	Management Market Credit Liquidity Leverage

Global Depositary Receipts (GDRs): GDRs are securities, typically issued globally by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, GDRs are designed for trading in non-U.S. securities markets.

	8,9,11-15	Market Political Foreign Investment Currency Custodial and Related Investment Costs

Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the Fund has estimated for them. The Funds may invest up to 15% of their assets in illiquid securities.

	1-21	Liquidity Market

Index-Based Securities: Index-based securities such as iShares Russell 2000 Index Fund, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock (“NASDAQ 100”), include exchange traded funds and represent ownership in an investment portfolio of common stocks designed to track the price, performance and dividend yield of an index, such as the Russell 2000 Index or the NASDAQ-100. Index-based securities entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less expenses.

	5-15	Market

Inflation-Protected Securities: Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

	12	Market Inflation-Protection Security Credit

Interests in Other Business Organizations: Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Internal Revenue Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (MLP) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Internal Revenue Code.

	5-6,8-12,14,15	Market Foreign Investment Currency Custodial and Related Investment Costs Tax

Investment Company Securities: Shares of registered investment companies. These may include Huntington Money Market Fund and other registered investment companies for which the Advisor or any of their affiliates serves as investment advisor, administrator or distributor. Investment company securities may also include index-based securities. Shares of most index-based securities are listed and traded on stock exchanges at market prices, although some Shares may be redeemable at NAV for cash or securities. Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with its investment strategy. As with traditional mutual funds, index-based securities charge asset-based fees, although these fees tend to be relatively low. Index-based securities generally do not charge initial sales charges or redemption fees but investors pay customary brokerage commissions and fees to buy and sell index-based security shares. Except for the Rotating Markets Fund and Real Strategies Fund, each of the Funds generally may invest up to 5% of its assets in the Shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company and may not invest more than 10% of its assets in the Shares of other registered investment companies (“3, 5, 10% limits”). However, each of the Funds may invest up to 25% of its assets in the Interfund Shares of the Huntington Money Market Fund, pursuant to an SEC exemptive order. In addition, pursuant to new exemptive rules, the Funds may exceed the general 3, 5, 10% limits subject to certain conditions of the rules. The Rotating Markets Fund, Technical Opportunities Fund and Real Strategies Fund each may invest all or a portion of its assets in the Shares of any one investment company or investment companies, but may not own more than 3% of the securities of any one investment company. If either Fund owns more than 1% of the Shares of an investment company, that portion that exceeds 1% may be considered illiquid and would be subject to the limitation on investing in illiquid securities. As a shareholder of another investment company, the Fund will indirectly bear investment management fees and other fees and expenses of that other investment company, which are in addition to the management and other fees the Fund pays its own Advisor.

	1-21	Market

Investment-grade Securities: Securities rated BBB or higher by Standard & Poor’s; Baa or better by Moody’s; similarly rated by other; NRSROs; or, if not rated, determined to be of comparably high-quality by the Advisor.

	5-21	Market Credit

Money Market Instruments: Investment-grade, U.S. dollar-denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. government obligations, commercial paper and other short- term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

	1-21	Market Credit

Mortgage-Backed Securities: Bonds backed by real estate loans and pools of loans. These include CMOs and real estate mortgage investment conduits (REMICs).	4-11,13-21	Prepayment Market Credit Regulatory Extension

Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	19	Prepayment Market Regulatory Extension

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds:

General-Obligation Bonds, which are secured by the taxing power of the issuer and Revenue Bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues which are secured by taxes on specific real estate parcels; hospital revenue; and industrial development bonds that are secured by the financial resources of a private company.

	1-3,7,16-21	Market Credit Diversification Political Tax Regulatory

Obligations of Supranational Agencies: Securities issued by supranational agencies that are chartered to promote economic development and are supported by various governments and government agencies.	8,13,14	Credit Foreign Investment Currency Custodial and Related Investment Costs

Options on Currencies: A Fund may buy put options and sell covered call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets). A covered call option means the Fund will own an equal amount of the underlying foreign currency. Currency options help a Fund manage its exposure to changes in the value of the U.S. dollar relative to other currencies. If a Fund sells a put option on a foreign currency, it will establish a segregated account with its Custodian consisting of cash, U.S. government securities or other liquid high-grade bonds in an amount equal to the amount the Fund would be required to pay if the put is exercised.

	5-17	Management Liquidity Credit Market Political Leverage Foreign Investment Currency Custodial and Related Investment Costs

Preferred Stocks: Equity securities that generally pay dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.

	5-16,19	Market

Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate loans or interest.	5-16,19-20	Liquidity Management Market Regulatory Tax Interest Rate Prepayment Extension

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a Fund.

	1-21	Market

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-21	Market Leverage

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities. Restricted securities may be either liquid or illiquid securities.

	1-21	Liquidity Market

Securities Lending: All Funds may each lend up to 33 1/3% of their total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily.

	1-21	Market Liquidity Leverage

Short Sales: The Fund may make short sales of securities. A short sale means selling a security the Fund does not own to take advantage of an anticipated decline in the price of the security. Once the Fund sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. If it has to buy the security back at a higher price, a loss results. Short sales are speculative in nature, and may reduce returns or increase volatility.	15

Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	1-3,7,16-21	Credit Liquidity Market Tax

Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	1-3,5-11,13-21	Liquidity Credit Market

Treasury Receipts: Treasury receipts, Treasury investment growth receipts, and certificates of accrual of Treasury securities.	5-12,14,16	Market

Ultrashort ETFs: Ultrashort ETFs are exchange-traded funds which are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics.	15

Risks of Investing in Ultrashort ETFs
Credit
Interest Rate
Currency
Liquidity
Market
Correlation
Early close/trading halt
Market Price Variation
Non-diversification
Leverage
Counterparty
Diversification
Portfolio Turnover

Unit Investment Trusts: A type of investment company, registered with the SEC under the 1940 Act, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Certain exchange-traded funds are organized as unit investment trusts.

	5-15	Market

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. Agency securities are issued or guaranteed by a federal agency or other GSE acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

	1-21	Market Credit Prepayment

GSE securities not backed by the full faith and credit of the U.S. government but that receive support through federal subsidies, loans or other benefits include the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations. Other GSE securities are not backed by the full faith and credit of the U.S. government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation. Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.	1-21	Market

Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a Fund on demand.	1-14,16-21	Credit Liquidity Market

Warrants: Securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically issued with preferred stock and bonds.	5-16,19	Market Credit

When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-21	Market Leverage Liquidity Credit

Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.

	5-17,21	Market Credit Foreign Investment Currency Custodial and Related Investment Costs

Zero-Coupon Securities: Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity.

	1-21	Credit Market Zero Coupon Liquidity Prepayment Extension

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Glossary of Investment Risks

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading “What are the main risks of investing in this Fund?” in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

Active Trading Risk. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

Agriculture Risks. The Fund’s investments in agriculture-related companies are subject to the same risks as direct investments in agricultural commodities. Agricultural commodity prices rise and fall in response to many factors, including: drought, floods, weather, diseases, embargoes, tariffs and international economic, political and regulatory developments. These factors could lead to significant and rapid fluctuations in the value of ETCFs investing in agricultural commodities or in derivative contracts for agricultural commodities. Fluctuations in prices for agricultural commodities also may affect indirectly the value of companies whose businesses depend upon or otherwise relate to such agricultural commodities.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

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Concentration Risk. When a Fund invests more than 25% of its net assets in a particular asset class (such as real estate-related or commodities-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on these Funds.

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Correlation Risk. A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark.

Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds’ ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with each Fund’s daily investment objective.

Certain Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses.

Counterparty Risk. A Fund will be subject to credit risk (described below) with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProShare Advisors to be of comparable quality.

Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

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Credit Enhancement Risk. The securities in which the Funds invest may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to assure timely payment of the security; it does not protect the Funds against losses caused by declines in a security's value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were basedprimarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.

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A single bank, bond insurer or other enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Funds that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Funds, as the Funds may invest their assets in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.

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Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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Diversification Risk. When a Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region or business sector, it is subject to increased risk. As is the case with respect to each of the single state Funds, performance will generally depend on the region’s performance, which may differ in direction and degree from that of the overall stock market. In the case of the Real Strategies Fund, performance may also depend on the performance of one or more business sectors. In addition, financial, economic, business and political developments affecting the region or sector may have a greater effect on these Funds.

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Early Close/Trading Halt Risk. An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

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Energy Risks. To the extent that a Fund invests in energy-related companies, it takes on additional risks. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of the Fund’s energy-related investments, particularly ETCFs that invest in derivative contracts for fossil fuels and electricity and MLPs engaged in their production or generation, including significant and rapid increases and decreases in value from time to time.

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Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Extension Risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

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Fee Layering. The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as ETCFs and investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

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Foreign Custodial Services and Related Investment Costs. Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international orforeign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s abilityto bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

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Hedging. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a Fund’s hedging transactions will be effective.

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Inflation-Protected Securities Risks. While IPS adjust in response to inflation as measured by a specific price index, the value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of IPS may also fallif there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the IPS. IPS may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

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In addition, any increase in principal value of an IPS caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in IPS, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investment Style Risk. The risk that the particular type of investment on which a Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk. Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund’s risk of loss and potential for gain.

Liquidity Risk. Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk. The risk that a strategy used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Price Variance Risk (ETFs). Individual shares of an ETF are listed for trading on a securities exchange and can be bought and sold in the secondary market at market prices. The market prices of ETF shares will fluctuate in response to changes in NAV and supply and demand for ETF shares. Differences between secondary market prices and NAV for ETF shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by an ETF at a particular time. There may, however, be times when the market price and the NAV vary significantly and the Fund may pay more than NAV when buying ETF shares on the secondary market, and the Fund may receive less than NAV when it sells those ETF shares. The market price of ETF shares includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular ETF. In times of severe market disruption, the bid-ask spread often increases significantly. This means that ETF shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of ETF shares is falling fastest, which may be the time that the Fund most wants to sell an ETF’s shares. An ETF’s investment results are measured based upon the daily NAV of the ETF. Since the Fund purchases and sells ETF shares in the secondary market, the Fund may not experience investment results consistent with those experienced by those creating and redeeming directly with an ETF.

Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Mid/Small Cap Stock Risk. To the extent that a Fund invests in small cap and mid cap stocks, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

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Mineral and Mining Risks. The Fund’s investments in mineral or mining-related companies are subject to the same risks as direct investments in minerals. Mineral prices rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation;resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals and minerals. These factors could lead to significant and rapid fluctuations in the value of mining companies and ETCFs investing in mineral commodities or in derivative contracts for mineral commodities. Fluctuations in prices for mineral commodities also may affect indirectly the value of other companies whose businesses depend upon or otherwise relate to such mineral commodities.

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Non-diversification Risk. Certain Funds are classified as “non-diversified” under the 1940 Act, and as a non-diversified fund, a Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds. Therefore, Fund performance can be affected significantly by the performance of one or a small number of issuers. When a Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on these Funds.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Portfolio Turnover Risks. Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Prepayment Risk. Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate. Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread may cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

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Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Risks of Investing in Ultrashort ETFs. Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF benchmark, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

The Internal Revenue Code limits a Fund’s investment in “publicly traded partnerships,” including MLPs and certain ETCFs, to not more than 25% of its assets. Federal tax regulations also limit the amount of the Fund’s income in any taxable year that may be attributable to other types of ETCFs. Failure to adhere to these limitations could require the Fund to pay taxes on all net income and gains earned in any taxable year.

Value Investing Risk. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

More information about the Funds is available free upon request, including the following:

Annual and Semi-Annual Reports
The Semi-Annual Report includes unaudited information about the performance of the Funds, portfolio holdings and other financial information. The Annual Report includes similar audited information as well as a discussion by each Fund’s portfolio manager of recent market conditions, economic trends and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)
The Statement of Additional Information (SAI) provides more detailed information about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

The SAI contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities. These documents, as well as additional information about the Funds (including portfolio holdings, performance and distributions), are also available on The Huntington Funds’ website at www.huntingtonfunds.com.

Huntington Asset Advisors, Inc., a wholly owned subsidiary of The Huntington National Bank, is the Advisor to the Funds.

Laffer Investments, Inc. is the Sub-Advisor to the Huntington Macro 100 Fund.

Edgewood Services, Inc. is the Distributor and is not affiliated with The Huntington National Bank.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries:

Call
(800) 253-0412

Write
The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110

Log on the Internet
You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. The SEC’s website contains text-only versions of the Huntington Funds’ documents.

Contact the SEC
Call (202) 551-8090 about visiting the SEC’s Public Reference Room in Washington D.C. to review and copy information about the Funds.

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Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

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[Logo of Huntington Funds]

The Huntington Funds Shareholder Services: 1-800-253-0412

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The Huntington Investment Company, Member FINRA/SIPC, a Registered Investment Advisor and a wholly-owned subsidiary of Huntington Bancshares Incorporated: 1-800-322-4600

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Not A Deposit * Not FDIC Insured * May Lose Value * No Bank Guarantee * Not Insured By Any Government Agency

[Logo of Huntington Funds]

Huntington Funds Shareholder Services:
1-800-253-0412

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Huntington Investment Company, Member FINRA/SIPC:
1-800-322-4600

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The Huntington Funds’ Investment Company Act registration number is 811-5010.

27056 (05/08)

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Investor Guide

MAY 1, 2008

TRUST SHARES

TRUST SHARES PROSPECTUS

Money Market Funds

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Huntington Tax-Free Money Market Fund
 (formerly, Huntington Florida Tax-Free Money Fund)

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Huntington Money Market Fund

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Huntington Ohio Municipal Money Market Fund

Huntington U.S. Treasury Money Market Fund

Equity Funds

Huntington Dividend Capture Fund

Huntington Growth Fund

Huntington Income Equity Fund

Huntington International Equity Fund

Huntington Macro 100 Fund

Huntington Mid Corp America Fund

Huntington New Economy Fund

Huntington Real Strategies Fund

Huntington Rotating Markets Fund

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Huntington Situs Fund (formerly, Huntington Situs Small Cap Fund)

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Huntington Technical Opportunities Fund

Income Funds

Huntington Fixed Income Securities Fund

Huntington Intermediate Government Income Fund

Huntington Michigan Tax-Free Fund

Huntington Mortgage Securities Fund

Huntington Ohio Tax-Free Fund

Huntington Short/Intermediate Fixed Income Securities Fund

MAY 1, 2008

[Logo of Huntington Funds]

The Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete.
Any representation to the contrary is unlawful.

The Huntington Funds

How to Read This Prospectus

The Huntington Funds (“Trust”) is a mutual fund family that offers different classes of shares in separate investment portfolios (“Funds”).

The Trust was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds on June 23, 2006. The Trust operates 32 separate series, or mutual funds: 21 retail portfolios and 11 variable annuity portfolios. This Prospectus relates only to Trust Shares of retail portfolios. Separate prospectuses offer Investment A Shares and Investment B Shares of the retail portfolios, Interfund Shares of the Money Market Fund, and the variable annuity portfolios.

The Funds have various investment goals and strategies and are advised by professional portfolio managers at Huntington Asset Advisors, Inc. (“Advisor”), a subsidiary of The Huntington National Bank. This Prospectus gives you important information about Trust Shares (“Shares”) of the Funds that you should know before investing. Of the Funds in this Prospectus, all offer Trust Shares.

Please read this Prospectus and keep it for future reference. The Prospectus is arranged into different sections so that you can easily review the important information you should know about investing in the Funds.

Introduction

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3

Fund Summary, Investment Strategy and Risks

Money Market Funds

4 Tax-Free Money Market Fund CUSIP: 446327603 Symbol: HFLXX

8 Money Market Fund CUSIP: 446327207 Symbol: HFDXX

13 Ohio Municipal Money Market Fund CUSIP: 446327405 Symbol: HFXXX

18 U.S. Treasury Money Market Fund CUSIP: 446327801 Symbol: HTTXX

Equity Funds

23 Dividend Capture Fund CUSIP: 446327645 Symbol: HDCTX

28 Growth Fund CUSIP: 446327876 Symbol: HGWTX

33 Income Equity Fund CUSIP: 446327850 Symbol: HIEFX

38 International Equity Fund CUSIP: 446327611 Symbol: HIETX

45 Macro 100 Fund CUSIP: 446327314 Symbol: HMTPX

51 Mid Corp America Fund CUSIP: 446327546 Symbol: HMATX

57 New Economy Fund CUSIP: 446327579 Symbol: HNETX

64 Real Strategies Fund CUSIP: 446327272 Symbol: HRSTX

75 Rotating Markets Fund CUSIP: 446327538 Symbol: HRITX

84 Situs Fund CUSIP: 446327462 Symbol: HSUTX

92 Technical Opportunities Fund CUSIP: 446327173 Symbol: HTOTX

Income Funds

103 Fixed Income Securities Fund CUSIP: 446327769 Symbol: HFISX

109 Intermediate Government Income Fund CUSIP: 446327728 Symbol: HMGIX

115 Michigan Tax-Free Fund CUSIP: 446327785 Symbol: HMIIX

121 Mortgage Securities Fund CUSIP: 446327835 Symbol: HMTGX

127 Ohio Tax-Free Fund CUSIP: 446327819 Symbol: HOHTX

133 Short/Intermediate Fixed Income Securities Fund CUSIP: 446327744 Symbol: HSIFX

Shareholder Information

138 Distribution of the Funds

139 Pricing Shares

142 Purchasing Shares

144 Exchanging Shares

145 Redeeming Shares

149 Portfolio Holdings Information

More About the Huntington Funds

149 Management of the Trust

153 Fees Paid To Advisor and Affiliates

153 Advisory Services

155 Dividends and Distributions

156 Tax Consequences

157 Financial Information

166 Additional Investment Strategies

168 Investment Practices

180 Glossary of Investment Risks

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For more information about the Huntington Funds, please see the back cover of this Prospectus

This Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

Introduction

Each Fund is a mutual fund that issues shares. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank. It is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own. Unless otherwise noted, each Fund’s investment objective is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding Shares. Unless otherwise noted, each Fund’s investment strategies are not fundamental and may be changed by the Trust’s Board of Trustees (“Trustees”).

The portfolio manager invests each Fund’s assets in a way that he or she believes will help the Fund achieve its goal. A portfolio manager’s judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

Fund Summary, Investment Strategy and Risks

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Tax-Free Money Market Fund

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Fund Summary

Investment Goal

To seek to provide the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal

Investment Focus

Tax-free money market securities

Principal Investment Strategy

Invests in high-quality, short-term tax-free securities

Share Price Volatility

Low

Investment Strategy

The Fund’s investment objective is to seek to provide the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal.

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The Advisor strives to maintain a $1.00 net asset value (“NAV”) per share for the Tax-Free Money Market Fund by investing substantially all of the Fund’s assets in short-term tax-exempt securities which are either rated in the highest rating category by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or unrated and deemed to be of comparable quality by the Advisor. No more than 20% of the Fund’s annual income will be subject to the alternative minimum tax (“AMT”).

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In managing the portfolio, the Advisor determines an appropriate maturity range for the Fund (currently between 35 and 80 days), and endeavors to diversify the portfolio’s holdings as much as possible. (Like all money market funds, the Fund’s dollar-weighted average maturity range may extend up to 90 days when the Advisor deems it necessary.) In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.

For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax.

Tax-exempt securities are debt securities typically issued by states, counties, cities, and other political subdivisions and authorities and which pay interest that is exempt from Federal income tax.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Investors seeking income exempt from federal personal income tax

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

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Credit Enhancement Risk: The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

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For more information about risks, please see the “Glossary of Investments Risks.”

An investment in the Fund is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank, and it is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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Performance Information

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The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each full calendar year that the Fund was in existence.

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	1 Year	5 Years	Since Class Inception**

Tax-Free Money Market Fund* -- Trust Shares
Returns before taxes	2.76%	1.45%	1.83%

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* On August 15, 2007, the Huntington Florida Tax-Free Money Market Fund changed its name to the Huntington Tax-Free Money Market Fund in connection with its change in investment strategy from a Florida state specific fund to a national money market fund. Some of the performance information disclosed herein is performance associated with the previous name and investment strategy.

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** Since January 6, 1999.

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Yield

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or 7-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or 7-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-253-0412.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees†	0.30%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.33%

Total Annual Fund Operating Expenses	0.88%

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* Does not include any wire transfer fees, if applicable.

† The Advisor is entitled to receive a maximum fee of 0.30% of the Fund’s average daily net assets. This fee is subject to breakpoints as the Fund’s assets increase. See section entitled “Fees Paid to Advisor and Affiliates.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$90	$281	$488	$1,084

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Money Market Fund

Fund Summary

Investment Goal

To seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments

Investment Focus

High-quality, short-term debt securities

Principal Investment Strategy

Maximize current income while preserving capital

Share Price Volatility

Low

Investment Strategy

The Fund’s investment objective is to seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments.

The Advisor strives to maintain a $1.00 NAV per share for the Fund by investing in commercial paper and U.S. government agency notes, and other short-term money market instruments, which may include municipal securities, that are either rated in the highest rating category by a NRSRO or unrated and deemed to be of comparable quality by the Advisor. In managing the portfolio, the Advisor determines an appropriate dollar-weighted average maturity range for the Fund (currently between 25 and 60 days) and endeavors to diversify the portfolio across market sectors. (Like all money market funds, the Fund’s dollar-weighted average maturity range may extend up to 90 days when the Advisor deems it necessary.) The Advisor employs a top-down analysis of economic and market factors to select Fund investments. In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.

The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”). Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not. GSE securities not backed by the full faith and credit of the U.S. government include those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. GSE securities that are supported by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association. Finally, the Fund may invest in GSE securities that are not backed by the full faith and credit of the U.S. government and have no explicit financial support. Such securities include those issued by the Farm Credit System and the Financing Corporation.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Short-term or risk-averse investors seeking our typically highest-yielding money market fund

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

For more information about risks, please see the “Glossary of Investment Risks.”

An investment in the Fund is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank, and it is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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Performance Information

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The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each of the last 10 calendar years.

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	1 Year	5 Years	10 Years

Money Market Fund -- Trust Shares Returns before taxes	4.37%	2.35%	3.20%

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Yield

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or 7-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or 7-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-253-0412.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees†	0.27%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.27%

Total Annual Fund Operating Expenses	0.79%

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* Does not include any wire transfer fees, if applicable.

† The Advisor is entitled to receive a maximum fee of 0.30% of the Fund’s average daily net assets. This fee is subject to breakpoints as the Fund’s assets increase. See section entitled “Fees Paid to Advisor and Affiliates.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$81	$252	$439	$978

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Ohio Municipal Money Market Fund

Fund Summary

Investment Goal

To seek to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity

Investment Focus

Ohio tax-free money market securities

Principal Investment Strategy

Invests in high-quality, short-term Ohio tax-free securities

Share Price Volatility

Low

Investment Strategy

The Fund’s investment objective is to seek to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity.

The Advisor strives to maintain a $1.00 NAV per share for the Fund by investing substantially all of the Fund’s assets in short-term Ohio tax-exempt securities which are either rated in the highest rating category by a NRSRO or unrated and deemed to be of comparable quality by the Advisor. In managing the portfolio, the Advisor determines an appropriate dollar-weighted average maturity range for the Fund (currently between 35 and 80 days), and endeavors to diversify the portfolio’s holdings within Ohio as much as possible. (Like all money market funds, the Fund’s dollar-weighted average maturity range may extend up to 90 days when the Advisor deems it necessary.) In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments, yields and credit quality, and monitors new issue calendars for potential purchases.

For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax or Ohio personal income taxes.

Ohio tax-exempt securities are debt obligations which (i) are issued by or on behalf of the state of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Ohio residents seeking income exempt from federal and Ohio state personal income taxes

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

State Specific Risk: By concentrating its investments in Ohio, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified. The economy of Ohio is largely concentrated in agriculture, motor vehicles and equipment, steel, rubber products and household appliances, and therefore tends to be more cyclical than some other states and the nation as a whole.

Diversification Risk: As a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds, and therefore Fund performance can be significantly affected by the performance of one or a small number of issuers.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

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Credit Enhancement Risk: The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

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For more information about risks, please see the “Glossary of Investments Risks.”

An investment in the Fund is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank, and it is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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Performance Information

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The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each of the last 10 calendar years.

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	1 Year	5 Years	10 Years

Ohio Municipal Money Market Fund -- Trust Shares
Returns before taxes	2.83%	1.54%	2.02%

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Yield

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or 7-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or 7-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-253-0412.

Fees and Expenses

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees†	0.30%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.27%

Total Annual Fund Operating Expenses	0.82%

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* Does not include any wire transfer fees, if applicable.

† The Advisor is entitled to receive a maximum fee of 0.30% of the Fund’s average daily net assets. This fee is subject to breakpoints as the Fund’s assets increase. See section entitled “Fees Paid to Advisor and Affiliates.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$84	$262	$455	$1,014

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U.S. Treasury Money Market Fund

Fund Summary

Investment Goal

To seek to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. government and backed by its full faith and credit and in repurchase agreements with respect to such obligations

Investment Focus

U.S. Treasury obligations

Principal Investment Strategy

Invests exclusively in U.S. government obligations and repurchase agreements on such obligations

Share Price Volatility

Low

Investment Strategy

The Fund’s investment objective is to seek to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. government and backed by its full faith and credit and in repurchase agreements with respect to such obligations. The Advisor strives to maintain a $1.00 NAV per share for the Fund by investing substantially all of the Fund’s assets in short-term obligations of the U.S. government. In managing the portfolio, the Advisor determines an appropriate dollar-weighted average maturity range for the Fund. Because the Fund seeks a rating by an independent rating agency, it will seek to limit its dollar-weighted average maturity to 60 days or less. However, like all money market funds, this maturity range may extend up to 90 days if the Advisor deems it necessary. In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments and yields and opposite direction; and monitors new issue calendars for potential purchases.

Because the Fund refers to U.S. Treasury obligations in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. Treasury obligations.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Highly risk averse investors seeking current income from a money market fund that invests primarily in U.S. Treasury obligations

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risk:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

For more information about risks, please see the “Glossary of Investments Risks.”

An investment in the Fund is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank, and it is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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Performance Information

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The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each full calendar year that the Fund was in existence.

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	1 Year	5 Years	10 Years

U.S. Treasury Money Market Fund -- Trust Shares
Returns before taxes	4.01%	2.24%	3.07%

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Yield

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or 7-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or 7-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-253-0412.

Fees and Expenses

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.20%
Distribution Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.27%

Total Annual Fund Operating Expenses	0.72%

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* Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$74	$230	$401	$894

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Dividend Capture Fund

Fund Summary

Investment Goal

To seek total return on investment, with dividend income as an important component of that return

Investment Focus

U.S. common stocks

Principal Investment Strategy

Attempts to identify stocks that pay dividends and hedge against adverse market swings

Share Price Volatility

Moderate

Investment Strategy

The Fund’s investment objective is to seek total return on investment, with dividend income as an important component of that return.

To pursue its investment objective, the Fund invests at least 65% of its assets in dividend-paying stocks that the Advisor believes are undervalued or out-of-favor. The Advisor intends to invest in common stock, preferred stock, and REITs (real estate investment trusts) which pay high dividends. The Fund may invest in convertible bonds and other types of hybrid securities (securities that contain aspects of both stocks and bonds). As an additional income source, the Advisor will frequently purchase stocks in a short period prior to the ex-dividend date (the interval between the announcement and the payments of the next dividend). As a result, these dividends, as well as dividends paid by REITs, may not qualify for lower rates that apply to other “qualified investment income”.

The companies in which the Fund invests are generally mature, middle and large-capitalization U.S. corporations. In-depth fundamental research (both quantitative and qualitative) confirms the value characteristics of individual stocks and evaluates the issuer’s future prospects.

Quantitative analysis is used to identify stocks that the Advisor believes are undervalued relative to the market and to the security’s historic valuations. The Advisor considers fundamental factors such as earnings growth, cash flow, and credit quality to identify the best companies. It then uses a qualitative stock selection model based on earnings expectations and supplemental valuation measures to narrow the list of stocks to the most attractive.

The Advisor typically begins to pare down a position when the stock has declared an ex-dividend date or is at a valuation level that, in the Advisor’s opinion, leaves little room for investor gain. The Advisor may eliminate a stock from the Fund’s portfolio if its long-term fundamentals become unfavorable.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Investors seeking capital appreciation with the potential for higher current income than the average stock fund

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of undervalued, dividend-paying companies -- may underperform other kinds of investments or market averages.

Real Estate/REIT Risk: The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each full calendar year that the Fund was in existence.

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	1 Year	5 Years	Since Class Inception*

Dividend Capture Fund -- Trust Shares
Returns before taxes	(6.91)%	8.83%	7.47%
Returns after taxes on distributions(1)	(8.60)%	7.10%	5.57%
Returns after taxes on distributions and sales of Trust Shares(1)	(3.17)%	7.16%	5.68%

S&P 500 (reflects no deduction for fees, expenses or taxes)(2)	5.49%	12.83%	4.29%
DCIB (reflects no deduction for fees, expenses or taxes)(3)	(7.42)%	10.24%	7.59%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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(3) The unmanaged DCIB is a custom, blended index comprised of the S&P 500/Citigroup Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom blended index and its respective weightings are reflective of the Fund’s sector diversification. The S&P 500/Citigroup Value Index is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the value end of the growth-value spectrum. The Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

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* Since March 1, 2001.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.30%

Total Direct Annual Fund Operating Expenses	1.30%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses**	0.01%

Total Direct and Acquired Fund Annual Operating Expenses	1.31%

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* Does not include any wire transfer fees, if applicable.

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** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$133	$415	$718	$1,579

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Growth Fund

Fund Summary

Investment Goal

To seek to achieve long-term capital appreciation primarily through investing in equity securities

Investment Focus

Common stocks of medium to large companies

Principal Investment Strategy

Invests in companies offering above-average growth potential

Share Price Volatility

Moderate to High

Investment Strategy

The Fund’s investment objective is to seek to achieve long-term capital appreciation primarily through investing in equity securities.

The Advisor intends to invest in common stock and other equity securities, such as preferred stock, of medium or large companies which it believes offer opportunities for growth. The Advisor occasionally invests in established companies which it believes have temporarily depressed prices and present growth opportunities.

In selecting investments, the Advisor reviews historical earnings, revenue and cash flow to identify the best companies in each industry and to evaluate the growth potential of these companies. The Advisor may also select companies based on a relative price to earnings growth methodology. The Advisor uses both qualitative and quantitative analysis in implementing these strategies. On an ongoing basis, the Advisor also monitors the Fund’s existing positions to determine the benefits of retention.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Long-term investors seeking capital appreciation

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the kind of stocks on which this Fund focuses -- those of medium to large U.S. growth companies -- may underperform other types of stock investments or the market as a whole.

Growth Stock Risk: The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks.

Mid Cap Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each of the last 10 calendar years.

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	1 Year	5 Years	10 Years

Growth Fund -- Trust Shares
Returns before taxes	15.93%	10.34%	3.98%
Returns after taxes on distributions(1)	12.58%	9.01%	2.96%
Returns after taxes on distributions and sales of Trust Shares(1)	14.62%	8.90%	3.25%

S&P 500 (reflects no deduction for fees, expenses or taxes)(2)	5.49%	12.83%	5.91%
S&P 500/Citigroup Growth (reflects no deduction for fees, expenses or taxes)(3)	9.13%	10.94%	4.76%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(3) The S&P 500/Citigroup Growth is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the growth end of the growth-value spectrum. The Advisor has changed the benchmark index from S&P 500/Barra Growth to S&P 500/Citigroup Growth because the S&P 500/Barra Growth will be discontinued in 2006, and Standard & Poor’s will replace this growth style index with the S&P 500/ Citigroup Growth.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.28%

Total Annual Fund Operating Expenses	1.13%

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* Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$115	$359	$622	$1,375

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Income Equity Fund

Fund Summary

Investment Goal

To seek to achieve current income and moderate appreciation of capital primarily through investment in income-producing equity securities

Investment Focus

Common and preferred stocks

Principal Investment Strategy

Attempts to identify stocks that pay high dividends

Share Price Volatility

Moderate

Investment Strategy

The Fund’s investment objective is to seek to achieve current income and moderate appreciation of capital primarily through investment in income-producing equity securities.

The Advisor focuses primarily on equity securities and under normal circumstances invests at least 80% of its assets in equity securities, such as common stock and preferred stock. At least 65% of the Fund’s total assets will be invested in income-producing equity securities. As an additional income source, the Advisor also may invest in investment-grade corporate debt obligations, such as bonds, notes and debentures. The Fund may also invest up to 10% of its total assets in debt obligations rated below investment-grade, also known as junk bonds (securities rated below BBB by Standard & Poor’s or Baa by Moody’s). The Advisor selects securities which it believes will maintain or increase the Fund’s current income while maintaining a price/earnings ratio below the market.

In addition to evaluating the current yield of a security, the Advisor considers dividend growth to be an important factor in selecting investments for the Fund. The Advisor actively monitors market activity which impacts dividend decisions. In general, the Fund will sell a security when dividends are no longer expected to increase. The Advisor may seek to purchase a security that will generate dividends that are eligible for taxation at lower rates than other types of income at the shareholder level, but this will not be an investment strategy of the Fund.

Because the Fund contains “equity” in its name, the Fund will normally invest at least 80% of its assets in equity securities and will notify shareholders at least 60 days in advance of any changes to this policy.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Investors seeking capital appreciation potential with higher current income and lower volatility than the average stock fund

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of undervalued, dividend-paying companies -- may underperform other kinds of investments or market averages.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Risks Associated with Noninvestment-Grade Securities: Securities rated below investment-grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information


The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each of the last 10 calendar years.

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	1 Year	5 Years	10 Years

Income Equity Fund -- Trust Shares
Returns before taxes	1.90%	9.87%	4.74%
Returns after taxes on distributions(1)	(0.87)%	8.01%	3.08%
Returns after taxes on distributions and sales of Trust Shares(1)	4.40%	8.35%	3.50%

S&P 500 (reflects no deduction for fees, expenses or taxes)(2)	5.49%	12.83%	5.91%
S&P 500/Citigroup Value (reflects no deduction for fees, expenses or taxes)(3)	1.99%	14.73%	6.66%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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(3) The S&P 500/Citigroup Value is comprised of approximately half the market capitalization of the S&P 500 that has been identified as being on the value end of the growth-value spectrum. The Advisor has changed the benchmark index from S&P 500/Barra Value to S&P 500/Citigroup Value because the S&P 500/Barra Value was discontinued in 2006, and Standard & Poor’s replaced this value style index with the S&P 500/Citigroup Value.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.29%

Total Annual Fund Operating Expenses	1.14%

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* Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$116	$362	$628	$1,386


International Equity Fund

Fund Summary

Investment Goal

To seek total return

Investment Focus

Equity securities of companies based outside the United States

Principal Investment Strategy

Attempts to identify equity securities of companies based outside the United States with the best potential for superior long-term investment returns

Share Price Volatility

Moderate to High

Investment Strategy

The Fund’s investment objective is to seek total return. The Fund’s total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that changes in market value will comprise the largest component of its total return. This investment objective may be changed by the Fund’s Trustees without shareholder approval.

The Fund pursues its investment objective by investing at least 80% of its assets in equity securities, and at least 65% of its assets in companies based outside the United States. The Advisor manages the Fund based on the view that international equity markets are inefficient at pricing securities and that careful security selection offers the best potential for superior long-term investment returns. The Advisor uses a “bottom-up” approach to stock selection (searching for outstanding performance of individual stocks before considering the impact of economic trends) and evaluates industry and country exposure to be consistent with a top-down approach. The Advisor attempts to purchase securities with value characteristics consistent with an overall assessment of the economic environment in which the underlying company operates.

The Advisor ranks the relative valuation and recent price performance of a universe of companies. The Advisor then evaluates the most attractively valued portion of this universe using such factors as a company’s price/earnings ratio, enterprise value, organic growth rates versus growth through acquisition, product niche and management quality. The Advisor also reviews the company’s financial statements and forecasts of earnings. Based on this information, the Advisor evaluates the sustainability of the company’s current growth trends and potential catalysts for increased valuation, based on the company’s potential to add economic value to the enterprise.

The Advisor frequently identifies benchmarks for certain securities such as return on invested capital, market implied growth rates, price/earnings ratios, and/or stock prices. When those benchmarks are achieved, the Advisor will often consider selling all or a portion of the Fund’s holdings to lock in profit. Holdings will also be sold if they fail to meet performance expectations or better investment opportunities are identified.

With respect to the Fund’s investments in developed markets, companies may be grouped together in broad categories called business sectors. The Advisor may emphasize certain business sectors in the portfolio that exhibit stronger growth potential or higher profit margins. The Fund will not invest more than 20% of its assets in companies located in emerging markets. In selecting emerging markets countries in which to invest, the Advisor reviews the country’s economic outlook, its interest and inflation rates, and the political and foreign exchange risk of investing in a particular country. The Advisor then analyzes companies located in particular emerging market countries.

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash, cash items, and shorter-term, higher quality debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

Because the Fund contains equity in its name, the Fund will normally invest at least 80% of its assets in equity securities and will notify shareholders at least 60 days in advance of any changes in this investment policy.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Investors who want total return, are willing to accept the increased risks of international investing for the possibility of higher returns, and want exposure to a diversified portfolio of international stocks

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of foreign companies -- may underperform other kinds of investments or the market as a whole.

Currency Risks: Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each full calendar year that the Fund was in existence.

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	1 Year	5 Years	Since Class Inception*

International Equity Fund -- Trust Shares
Returns before taxes	17.06%	22.50%	9.32%
Returns after taxes on distributions(1)	15.76%	21.82%	8.87%
Returns after taxes on distributions and sales of Trust Shares(1)	13.00%	20.00%	8.15%

MSCI-EAFE (reflects no deduction for fees, expenses or taxes)(2)	11.63%	22.08%	10.30%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The MSCI-EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America.

* Since March 1, 2001.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	1.00%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.29%

Total Direct Annual Fund Operating Expenses	1.54%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses**	0.03%

Total Direct and Acquired Fund Annual Operating Expenses	1.57%

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* Does not include any wire transfer fees, if applicable.

** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$160	$496	$855	$1,867

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Macro 100 Fund

Fund Summary

Investment Goal

To seek total return which consists of capital appreciation and income

Investment Focus

Common stocks of companies within the Standard & Poor’s 500 Index (“S&P 500”)

Principal Investment Strategy

Attempts to identify common stocks within the S&P 500 with the best potential for superior investment returns

Share Price Volatility

Moderate to High

Investment Strategy

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The Fund’s investment objective is to seek total return which consists of capital appreciation and income. The Fund’s total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that changes in market value will comprise the largest component of its total return.

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The Fund’s Sub-Advisor (Laffer Investments, Inc.) pursues its investment objective by investing at least 80% of its assets in equity securities. Further, the Sub-Advisor pursues this objective by applying a “top down” approach to stock selection (analyzing the impact of economic trends before considering the performance of individual stocks). The Sub-Advisor evaluates broad macroeconomic trends, attempts to anticipate shifts in the business cycle, and determines which sectors, industries, companies or markets may provide relatively higher performance. Macroeconomic information can include, but is not limited to, such factors as monetary, fiscal, incomes and trade policies. The strategy is based upon the quantitative and qualitative analysis of seven or more core economic models that, when combined, produce rankings of the S&P 500 companies. The Sub-Advisor uses these rankings to determine its top 100 stocks for inclusion in the Fund’s portfolio. The models analyze and evaluate, among others, company size, domestic company location, industry earnings forecasts, fiscal policy changes, global company location, interest rates changes and trade issues. The Fund will typically hold 100 securities. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. As of February 29, 2008, the S&P 500 statistics were as follows: the average market capitalization of companies in the index was approximately $23.3 billion and the median market capitalization was approximately $10.8 billion. The smallest company in the S&P 500 had a market capitalization of $745 million and the largest company had a market capitalization of approximately $475.4 billion. The S&P 500 has a total market capitalization value of approximately $11.6 trillion. These capitalization values will change due to changes in the companies included in the S&P 500 and changes in their valuations. In connection with this strategy, the Fund may invest in the securities of companies with small market capitalizations (i.e., companies with a market capitalization of $500 million or less), to the extent that such companies are within the S&P 500.

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As a result of the Fund’s focus on macroeconomic strategy, it is not inherently biased towards any particular investment style (i.e. value or growth), but can be characterized from time to time as either, or a blend.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective. On an ongoing basis, the Sub-Advisor also monitors the Fund’s existing positions to determine the benefits of retention.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Long-term investors seeking to achieve total return

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the kind of stocks on which this Fund focuses -- those of large capitalization companies within the S&P 500 -- may underperform other types of stock investments or the market as a whole.

Growth Stock Risk: The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks.

Value Stock Risk: Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms and the prices of small company stocks may be more volatile than the prices of stocks of larger companies.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Trust Shares for the first full calendar year that the Fund was in existence.

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	1 Year	Since Class Inception*

Macro 100 Fund -- Trust Shares
Returns before taxes	(3.12)%	5.49%
Returns after taxes on distributions(1)	(6.52)%	4.16%
Returns after taxes on distributions and sales of Trust Shares(1)	(1.04)%	4.22%

S&P 500 (reflects no deduction for fees, expenses or taxes)(2)	5.49%	10.03%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

* Since April 30, 2004.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Service Fees	0.25%
Other Expenses	0.36%

Total Direct Annual Fund Operating Expenses	1.36%

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* Does not include any wire transfer fees, if applicable.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$138	$431	$745	$1,635

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Mid Corp America Fund

Fund Summary

Investment Goal

To seek long-term capital appreciation by investing primarily in equity securities of mid cap companies

Investment Focus

Common stocks

Principal Investment Strategy

Attempts to identify companies with outstanding growth characteristics

Share Price Volatility

Moderate to High

Investment Strategy

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks.

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To pursue this objective, the Fund will invest at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are those companies with market capitalizations at the time of purchase in the range of companies in the Russell Midcap Index (“RMCI”) or the Standard & Poor’s 400 MidCap Index (“S&P 400”). The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The S&P 400 is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. As of February 29, 2008, the RMCI statistics were as follows: the average market capitalization of companies in the index was approximately $8.6 billion and the median market capitalization was approximately $3.9 billion. The companies in RMCI had a total market capitalization range of approximately $305 million to $49.6 billion. As of February 29, 2008, the S&P 400 statistics were as follows: the average market capitalization of companies in the index was approximately $2.6 billion and the median market capitalization was approximately $2.2 billion. The companies in the S&P 400 had a total market capitalization range of approximately $294 million to $11.12 billion.

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In managing the Fund’s portfolio, the Advisor emphasizes both growth and value in seeking mid cap companies with above-average growth potential or with temporarily depressed prices. As a result, the Fund will invest in a blend of both “growth” and “value” stocks. Factors the Advisor typically considers in selecting individual securities include fundamental analysis, valuation techniques, and technical analysis. Fundamental analysis will focus on qualitative aspects of the company’s product, management, and competitive strategy. Valuation techniques include quantitative screens to review historical earnings, revenue, and cash flow. Technical analysis will be deployed as it relates to the timing of trading the securities. This process will be utilized to identify the most attractive companies in each industry and to evaluate the growth potential of these companies. On an ongoing basis, the Advisor monitors the Fund’s existing positions to determine benefits of retaining a particular security. The Advisor will apply a “top down” strategy, with industries weighted relative to the benchmark and the market outlook. Portfolio optimization programs will be deployed to enhance risk/return potential. These programs analyze the industry exposure of multi-industry companies and then use this information to balance the industry diversification of the portfolio to achieve certain risk/return models.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

The Fund may also invest in certain other equity securities in addition to those described above.

Because the Fund refers to the terms “America” and “Mid Corp” in its name, the Fund will invest normally at least 80% of its assets in investments in the United States of America and at least 80% of its investments in common stocks of mid cap companies. The Fund will notify shareholders at least 60 days in advance of any changes to these policies.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Long-term investors seeking capital appreciation

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses -- value and growth stocks of primarily small to mid cap companies -- may underperform other kinds of investments or market averages.

Mid Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each full calendar year that the Fund was in existence.

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	1 Year	5 Year	Since Class Inception*

Mid Corp America Fund -- Trust Shares
Returns before taxes	7.79%	14.88%	9.10%
Returns after taxes on distributions(1)	6.51%	14.53%	8.84%
Returns after taxes on distributions and sales of Trust Shares(1)	6.73%	13.09%	7.96%

S&P 400 (reflects no deduction for fees, expenses or taxes)(2)	7.98%	16.20%	9.63%
RMCI (reflects no deduction for fees, expenses or taxes)(3)	5.60%	18.21%	9.98%
LMCCA (reflects no deduction for fees, expenses or taxes)(4)	5.96%	15.60%	8.14%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The S&P 400 is an unmanaged capitalization-weighted index of common stocks representing the mid-range sector of the U.S. Stock Market.

(3) The unmanaged RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

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(4) LMCCA figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

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* Since March 1, 2001.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.30%

Total Direct Annual Fund Operating Expenses	1.30%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses**	0.02%

Total Direct and Acquired Fund Annual Operating Expenses	1.32%

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* Does not include any wire transfer fees, if applicable.

** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$134	$418	$723	$1,590

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New Economy Fund

Fund Summary

Investment Goal

To seek capital appreciation by investing significantly in equity securities of companies engaged in developing products, processes, or services that provide technological or scientific advances and efficiencies

Investment Focus

Common stocks of companies engaged in advancing innovations in products, services or processes, frequently of a scientific or technological nature

Principal Investment Strategy

Long-term capital appreciation

Share Price Volatility

High

Investment Strategy

The Fund’s investment objective is to seek capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund attempts to invest in companies engaged in developing products, processes, or services that provide technological or scientific advances and efficiencies. Under normal market conditions, the Fund invests at least 65% of total assets in the equity securities of U.S. and, to a lesser extent, foreign companies.

“New economy” companies include those that are engaged in advancing innovations in products, services or processes, generally of a scientific or technological nature. Those companies may be in any of a variety of industries, such as computer hardware, software, electronic components and systems, telecommunications, Internet, media information services companies, biotechnology, robotics, and energy replacement. They also include companies in more traditional industries, such as certain consumer products retailers, that have extensively used technological or scientific advances to develop new or to improve products or processes and make them more efficient.

The Fund generally takes a growth approach to selecting stocks, looking for companies that appear poised to grow because of new products, technology or management, as well as new companies that are in the developmental stage. Factors in identifying these companies may include the quality of management, financial strength, a strong position relative to competitors and a stock price that appears reasonable relative to its expected growth rate.

Screens based upon quantitative multifactor models are used in the security identification and selection process. Models rely upon price and earnings momentum variables, as well as valuation, liquidity and risk variables.

Sector weights reflect the ongoing sector weights of the Russell 3000 Growth Index benchmark, input from the Investment Policy Committee of The Huntington National Bank, and expectations of sector out-performance or under-performance derived from quantitative and other sources.

The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund reserves the right to invest up to 35% of total assets in other securities, such as, corporate bonds and government securities. The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Long-term investors seeking capital appreciation

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of companies focusing on technological and scientific advancements -- may underperform other kinds of investments or market averages. The securities in which the Fund invests may be more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants and may fluctuate in price more widely and rapidly than the market as a whole. These securities may underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology or scientific stocks are out of favor.

Growth Stock Risk: The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks.

Mid/Small Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

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Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay. For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each full calendar year that the Fund was in existence.

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	1 Year	5 Years	Since Class Inception*

New Economy Fund -- Trust Shares
Returns before taxes	12.19%	17.66%	10.49%
Returns after taxes on distributions(1)	9.12%	16.69%	9.81%
Returns after taxes on distributions and sales of Trust Shares(1)	11.83%	15.55%	9.19%

RUS3G (reflects no deduction for fees, expenses or taxes)(2)	11.40%	12.42%	2.17%
S&P 500 (reflects no deduction for fees, expenses or taxes)(3)	5.49%	12.83%	4.29%
S&P 400 (reflects no deduction for fees, expenses or taxes)(4)	7.98%	16.20%	9.63%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The RUS3G measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(3) The unmanaged S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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(4) The unmanaged S&P 400 is a capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. Stock Market. The Advisor has elected to change the Fund’s benchmark index from the RUS3G to the S&P 400 because it is more representative of the securities typically held by the Fund.

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* Since March 1, 2001.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.31%

Total Direct Annual Fund Operating Expenses	1.41%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses**	0.03%

Total Direct and Acquired Fund Annual Operating Expenses	1.44%

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* Does not include any wire transfer fees, if applicable.

** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$147	$456	$787	$1,724

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Real Strategies Fund

Fund Summary

Investment Goal

To seek total return consisting of capital appreciation and income

Investment Focus

Real estate investment trusts (“REITs”); publicly traded real estate or commodities partnerships; equity securities of real estate-related or commodities-related companies; and inflation-protected fixed income securities (“IPS”)

Principal Investment Strategy

Seeks to invest in real estate-related, commodities-related and inflation-protected investments based on global market and economic conditions

Share Price Volatility

High

Investment Strategy

The Fund’s objective is to seek total return consisting of capital appreciation and income. The Fund pursues this objective by making investments that have performed well relative to general U.S. stocks and bonds during periods of increased inflation. The Fund implements its strategy by investing in a combination of the following securities and related derivative contracts:

  REITs that own commercial or residential properties, timberlands and other real estate or that provide real estate financing;
  Publicly traded partnerships and trusts, including exchange traded commodity funds (“ETCFs”) and master limited partnerships (“MLPs”), that (1) invest in real estate or commodities, or in derivative contracts for real estate, commodities or related indices, or (2) conduct real estate-related or commodities-related businesses;
  Equity securities issued by corporations engaged in real estate-related or commodities-related businesses, index-based securities and investment companies that invest in such equity securities, and other securities representing interests in cash flows or returns from real estate or commodities; and
  IPS issued by U.S. and non-U.S. governments, their agencies or instrumentalities and by corporations that are structured to provide protection against inflation, and other fixed income securities that historically have provided protection against inflation.

For purposes of this investment strategy, commodities include any physical good used principally in the manufacture or production of products, or the construction of facilities, including without limitation, agricultural products, minerals and energy. The Fund will treat a good as a commodity after it has been harvested or extracted, and after it has been processed or manufactured into another form. For example, the Fund will treat iron ore deposits, extracted iron ore, iron, and steel manufactured from iron as commodities, but will not treat cars, airplanes, buildings or other finished goods constructed with steel as commodities.

In addition, an issuer is “real estate-related” if it engages primarily in the business of (1) acquiring, developing, managing or financing real estate or (2) providing goods, equipment or services to companies engaged in such businesses. For example, a company that builds and manages commercial properties would be engaged in a real estate-related business, as would a company that manufactures equipment used primarily in building construction. An issuer is “commodities-related” if it engages primarily in the business of (1) growing, harvesting, transporting, processing or selling crops (including timber) or livestock, (2) finding, extracting, transporting, refining, manufacturing or selling minerals, (3) generating, transporting or selling electricity, or (4) providing goods, equipment or services to companies engaged in any of the foregoing businesses. For example, a company that mines and processes ore would be engaged in a commodities-related business, as would a company that manufactures mining equipment. Companies that engage primarily in a combination of the foregoing businesses will also be treated as real estate-related or commodities-related.

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The Advisor bases the Fund’s investment strategy on its evaluation of the current and expected market conditions for real estate and commodities, and its outlook for inflation in the United States. For example, when the Advisor believes there may be a favorable increase in demand for real estate in a particular market, the Fund may seek to invest in REITs and MLPs that hold real estate related investments in that market, and in other companies engaged in real estate-related businesses in that market. The Fund will generally sell such investments when the Advisor concludes that demand for real estate in the related market will probably decline. However, there is no assurance that a particular market will perform as expected or that the Advisor’s analysis will incorporate all relevant information.

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The Advisor also will analyze the current and expected global supply and demand for commodities. When the Advisor believes that global market conditions favor higher prices for a commodity, the Fund may seek to hold equity securities issued by ETCFs and MLPs that invest in the commodity, either directly or through derivative contracts for the commodity or an index that includes the commodity. The Fund also may seek to invest in equity securities issued by other companies engaged in businesses related to the commodity. The Fund will generally sell such investments when the Advisor concludes that market conditions no longer favor higher prices for the commodity.

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Under ordinary market conditions, the Fund will hold IPS to the extent that the Advisor cannot find more favorable real estate-related and commodities-related investment opportunities. IPS will include U.S. Treasury Inflation-Protected Securities (“TIPS”), as well as other U.S. dollar denominated fixed income securities issued by U.S. government agencies and instrumentalities or corporations, and derivatives contracts, with inflation protection provisions (including adjustable interest rates).

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The fixed income securities selected by the Advisor are: (i) rated investment grade or better by a NRSRO; or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment grade at the time of purchase. However, if a security is downgraded below investment grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. In addition, these fixed income securities will have remaining maturities of no more than 10 years.

The Fund is not limited as to the minimum or maximum amount of its assets it may invest in real estate-related, commodities-related or inflation-protected investments, or in any combination thereof. In addition, the Fund’s investment strategy may result in investment of more than 25% of its portfolio in certain business sectors (such as energy or mining) or in certain geographic regions or countries.

The Fund may invest in securities issued by U.S. and foreign governments and companies, and in securities denominated in foreign currencies. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time-to-time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

For a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Long-term investors seeking to reduce the effects of inflation on their investments or increase diversification with investments that historically are less correlated with U.S. stocks and bonds

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- real estate-related, commodities-related and inflation-protected securities -- may underperform other kinds of investments or market averages.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

Agriculture Risks: The Fund’s investments in agriculture-related companies are subject to the same risks as direct investments in agricultural commodities. Agricultural commodity prices rise and fall in response to many factors, including: drought, floods, weather, diseases, embargoes, tariffs and international economic, political and regulatory developments. These factors could lead to significant and rapid fluctuations in the value of ETCFs investing in agricultural commodities or in derivative contracts for agricultural commodities. Fluctuations in prices for agricultural commodities also may affect indirectly the value of companies whose businesses depend upon or otherwise relate to such agricultural commodities.

Concentration Risk: When a Fund invests more than 25% of its net assets in a particular asset class (such as real estate-related or commodities-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on these Funds.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Currency Risks: Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Diversification Risk: As a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds. Therefore, Fund performance can be affected significantly by the performance of one or a small number of issuers.

Energy Risks: To the extent that the Fund invests in energy-related companies, it takes on additional risks. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of the Fund’s energy-related investments, particularly ETCFs that invest in derivative contracts for fossil fuels and electricity and MLPs engaged in their production or generation, including significant and rapid increases and decreases in value from time to time.

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Exchange-Traded Funds Risk: An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Fee Layering: The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as ETCFs and investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Inflation-Protected Securities Risks: While IPS adjust in response to inflation as measured by a specific price index, the value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of IPS may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the IPS. IPS may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

In addition, any increase in principal value of an IPS caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in IPS, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

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Interest Rate Risk: Prices of fixed income securities and mortgage REITs rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

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Mid/Small Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Mineral and Mining Risks: The Fund’s investments in mineral or mining-related companies are subject to the same risks as direct investments in minerals. Mineral prices rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals and minerals. These factors could lead to significant and rapid fluctuations in the value of mining companies and ETCFs investing in mineral commodities or in derivative contracts for mineral commodities. Fluctuations in prices for mineral commodities also may affect indirectly the value of other companies whose businesses depend upon or otherwise relate to such mineral commodities.

Real Estate/REIT Risk: The Fund’s investments in REITs, MLPs and other companies that invest in or manage real estate are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs and MLPs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.61%

Total Direct Annual Fund Operating Expenses	1.61%
Acquired Fund (i.e., Indirect Annual Underlying Fund) (Operating Expenses**	0.06%

Total Direct and Acquired Fund Annual Operating Expenses	1.67%

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* Does not include any wire transfer fees, if applicable.

** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds are estimates based on anticipated asset levels of the Fund and its intended allocation of assets in Acquired Funds using their expense ratios for their most recent fiscal year. These estimates may vary considerably based on future asset levels of the Funds, the availability of Acquired Funds, the amount of Fund assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$170	$526	$907	$1,976

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Rotating Markets Fund

Fund Summary

Investment Goal

To seek capital appreciation

Investment Focus

Common stocks and index-based securities

Principal Investment Strategy

Attempts to rotate investments to the equity market segment that offers the greatest potential for capital appreciation given current economic conditions

Share Price Volatility

Moderate to High

Investment Strategy

The Fund’s investment objective is to seek capital appreciation. The Fund will pursue its investment objective by rotating investments among equity market segments (small-cap, mid-cap, large-cap and global) as determined by the Fund’s Advisor to offer the greatest potential for capital appreciation in a given market environment.

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Under normal market conditions the Fund will invest (either directly or through the ownership of index-based securities, as described below) at least 80% of its assets in equity stocks comprising the equity market segment selected by the Advisor. The Fund will provide shareholders 60 days advance notice before changing its 80% investment policy. The Advisor will rotate among the small-cap, mid-cap, large-cap and global equity market segments. To determine which equity market segment offers the greatest potential for capital appreciation, the Advisor will use top-down analysis to evaluate broad economic trends, anticipate shifts in the business cycle, and determine which sectors or industries may benefit the most over the next 12 months. The Advisor will continuously monitor the market environment and may rotate the equity market segment when the Advisor determines that another equity market segment is more favorable given the current market environment. The Fund will not provide notice to shareholders when the Advisor rotates among market segments.

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Index-based securities are exchange-traded funds that represent ownership in a long-term investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the Russell 2000 Index, S&P 500, or the NASDAQ-100 Index.

The following is information about the equity market segments among which the Advisor will rotate investments. Investment in any segment could consist of stocks of companies whose capitalization falls within the specified range and/or index-based securities that hold stocks of companies whose capitalization falls within the specified range at the time of purchase. The small-cap, mid-cap and large-cap market segments are comprised predominantly of U.S. companies, although due to the diverse nature of companies and the globalization of the economy, many companies have international operations or international exposure to varying degrees.

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The small-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent small-cap index such as the Russell 2000 Index. As of February 29, 2008, the Russell 2000 Index statistics were as follows: the average market capitalization of companies in the index was approximately $1.3 billion and the median market capitalization was approximately $516 million. The companies in the Russell 2000 Index had a total market capitalization range of approximately $25 million to $7.4 billion.

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The mid-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent mid-cap index such as the Russell Midcap Index (“RMCI”). As of February 29, 2008, the RMCI statistics were as follows: the average market capitalization of companies in the index was approximately $8.6 billion and the median market capitalization was approximately $3.9 billion. The companies in the RMCI had a total market capitalization range of approximately $305 million to $49.6 billion.

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The large-cap market segment includes companies whose market capitalization at the time of purchase are within the market capitalization range of companies in a recognized independent large-cap index such as the S&P 500. As of February 29, 2008, the S&P 500 statistics were as follows: the average market capitalization of companies in the index was approximately $23.3 billion and the median market capitalization was approximately $10.8 billion. The S&P 500 had a total market capitalization value of approximately $11.6 trillion.

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The global market segment comprises companies that are based throughout the world, including the United States. When invested in the global market segment, the Fund’s investment (either directly or through the ownership of index-based securities) in equity stocks issued by companies based outside the United States will typically fluctuate between 40% and 60% of its assets. The global market segment could include small-cap, mid-cap, or large-cap companies, or any combination of the three, although there is no generally accepted and recognized market capitalization ranges in the global market due to the diverse array of foreign countries and economies.

For a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Long-term investors seeking capital appreciation

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the securities on which this Fund focuses -- the stocks of the market segment selected by the Advisor -- may underperform other kinds of investments or market averages.

Mid/Small Company Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

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Exchange-Traded Funds Risk: An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

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Energy Risks: To the extent that the Fund invests in energy-related companies, it takes on additional risks. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of the Fund’s energy-related investments, including significant and rapid increases and decreases in value from time to time.

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Foreign Custodial Services and Related Investment Costs: Custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

Fee Layering: The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each full calendar year that the Fund was in existence.

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	1 Year	5 Years	Since Class Inception*

Rotating Markets Fund -- Trust Shares
Returns before taxes	8.67%	14.74%	6.31%
Returns after taxes on distributions(1)	7.64%	14.39%	6.06%
Returns after taxes on distributions and sales of Trust Shares(1)	6.80%	12.93%	5.46%

S&P 500 (reflects no deduction for fees, expenses or taxes)(2)	5.49%	12.83%	4.06%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

* Since May 1, 2001.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.33%

Total Direct Annual Fund Operating Expenses	1.08%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses**	0.52%

Total Direct and Acquired Fund Annual Operating Expenses	1.60%

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* Does not include any wire transfer fees, if applicable.

** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$163	$505	$871	$1,900

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Situs Fund

Fund Summary

Investment Goal

To seek long-term capital appreciation

Investment Focus

Diversified portfolio of equity securities of domestic and foreign companies

Principal Investment Strategy

Attempts to identify domestic and foreign companies whose geographic, political, and/or demographic situs positions them to outperform other companies

Share Price Volatility

Moderate to High

Investment Strategy

The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose geographical, political and/or demographic situs positions them to outperform other companies. Equity securities include common stocks, preferred stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks which, if rated, will be investment grade at the time of investment.

Under normal market conditions, the Advisor invests at least 80% of the Fund’s assets in equity securities of U.S. companies. The Fund may also invest up to 20% of its assets in foreign securities, including ADRs, GDRs and EDRs, as defined in the “Investment Practices” section.

In managing the Fund’s portfolio, the Advisor utilizes a screening process that identifies companies based on situs, which is one or more geographical locations that are positioned and likely to allow the companies to outperform those in other locations. Examples of situs advantages include favorable political, social or economic factors or population demographics, such as a state or country that is reducing taxes or experiencing beneficial demographic changes. For instance, the Fund may invest in a certain type of company located in a state that is reducing its business tax because the tax reduction may result in lower costs for the company and allow it to sell products more competitively at lower prices or realize a higher profit on sales. Similarly, if a state is experiencing a growing population, then certain types of financial services companies or real estate-related investments may benefit from the service needs and housing demands of this population growth. Additionally, the Advisor emphasizes both growth and value in seeking companies with above-average growth potential or with temporarily depressed prices. As a result, the Fund invests in a blend of both “growth” and “value” stocks. While the Fund may invest in companies of any size, smaller companies tend to be best positioned to outperform due to situs factors.

The Advisor also employs fundamental analysis, valuation techniques, and technical analysis. Fundamental analysis focuses on qualitative aspects of the company’s product, management, and competitive strategy. Valuation techniques include quantitative screens to review historical earnings, revenue, and cash flow. Technical analysis will be deployed as it relates to the timing of trading the securities. This process is utilized to identify the most attractive companies and to evaluate the growth potential of these companies. On an ongoing basis, the Advisor monitors the Fund’s existing positions to determine benefits of retaining a particular security.

The Advisor applies a “top down” strategy in stock selection (analyzing the impact of economic trends before considering the performance of individual stocks) to evaluate broad economic trends, anticipate shifts in the business cycle, and determine which sectors, industries or markets may provide relatively higher performance. The Advisor also uses portfolio optimization programs to enhance risk/return potential. These programs analyze and characterize the industry exposure of multi-industry companies in an attempt to balance the industry diversification of the portfolio to achieve certain risk/return models. The Fund’s foreign investments are generally in developed countries. Companies in developed countries may be grouped together in broad categories called business sectors. The Advisor may emphasize certain business sectors in the portfolio that exhibit stronger growth potential or higher profit margins. The Fund may choose to invest up to 20% of its assets in companies located in emerging markets. In selecting emerging market countries, the Advisor reviews the country’s economic outlook, its interest and inflation rates, and the political and foreign exchange risk of investing in a particular country. The Advisor then analyzes companies located in particular emerging market countries.

The Fund actively trades its portfolio securities in an attempt to achieve its investment goal.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

The Fund may also invest in certain other equity securities in addition to those described above, although none are anticipated to be principal investments.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Long-term investors seeking capital appreciation

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms and the prices of small company stocks may be more volatile than the prices of stocks of larger companies.

Mid Cap Stock Risk: Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the market segment on which this Fund focuses -- value and growth stocks of primarily smaller companies in both domestic and foreign markets -- may underperform other kinds of investments or market averages.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay. For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Trust Shares for each full calendar year that the Fund was in existence.

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	1 Year	5 Years	Since Class Inception**

Situs Fund* -- Trust Shares
Returns before taxes	9.95%	19.27%	18.76%
Returns after taxes on distributions(1)	8.24%	18.52%	18.04%
Returns after taxes on distributions and sales of Trust Shares(1)	8.45%	17.01%	16.58%

S&P 600 (reflects no deduction for fees, expenses or taxes)(2)	(0.30)%	16.04%	16.28%
S&P 500 (reflects no deduction for fees, expenses or taxes)(3)	5.49%	12.83%	13.93%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged S&P 600 generally represents all major industries in the small-cap range of the U.S. stock market.

(3) The unmanaged S&P 500 generally represents the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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* On January 24, 2008, the Huntington Situs Small Cap Fund changed its name to the Huntington Situs Fund in connection with its changes in investment strategy to focus on situs or geographical location, regardless of market capitalization. Some of the performance information disclosed herein is based on performance associated with the previous name and strategy.

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** Since September 30, 2002.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.32%

Total Direct Annual Fund Expenses	1.32%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses**	0.02%

Total Direct and Acquired Fund Annual Operating Expenses	1.34%

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* Does not include any wire transfer fees, if applicable.

** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$136	$425	$734	$1,613

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Technical Opportunities Fund

Fund Summary

Investment Goal

To seek long-term growth of principal with production of income as a secondary goal

Investment Focus

U.S. and international stocks; exchange traded funds (ETFs); investment-grade debt obligations of U.S. and international corporations; investment-grade government bonds of U.S. and foreign countries (Quality Government Securities); put and call options on individual equities, fixed income securities and ETFs; currency derivatives; cash and market indices

Principal Investment Strategy
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Using technical analysis techniques, the Fund pursues its objective by searching and evaluating global investment opportunities in both equity and debt securities. Under normal market conditions, the Fund will be invested primarily in equity securities.

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Share Price Volatility

High

Investment Strategy

The Fund’s investment objective is to seek long-term growth of principal with production of income as a secondary goal. The Fund implements its strategy by using technical analysis (analyzing and examining past price movements to anticipate or forecast future price movements) and fundamental analytical techniques as the primary means to evaluate the securities in which the Fund invests. The Fund pursues its objective by searching and evaluating global investment opportunities in both equity and debt securities.

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In managing the Fund’s portfolio, the Advisor will employ technical analysis on two levels. First, technical analysis will be used in seeking to determine the “long-term trend” of a security. To determine the long-term trend, the Advisor will utilize such technical indicators as the Moving Average Convergence Divergence (MACD) and the Stochastic Oscillator (Stochastic). MACD illustrates the relationship between two moving averages of prices, and Stochastic compares a security’s closing price to its price range over a given time period. Secondly, technical analysis will be used to time the purchase or sale of a security. To assist in the timing of securities, the Advisor adjusts averages as well as “support” and “resistance” levels. These adjustments enable the Advisor to determine the direction or duration of a trend and can reduce a technical indicator’s sensitivity to market movements.

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The Fund will invest in securities when the Advisor’s technical models indicate that such securities have significant potential to outperform the Fund’s benchmark index, the Standard & Poor’s 500 Index (“S&P 500”). Likewise, the Fund will sell interests or reduce investment exposure in certain securities when the Advisor’s technical models indicate that such securities have significant potential to underperform the Fund’s benchmark index. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. As of December 31, 2007, the S&P 500 statistics were as follows: the average market capitalization of companies in the index was approximately $25.7 million and the median market capitalization was approximately $12.5 billion. The smallest company in the S&P 500 had a market capitalization of $708 million and the largest company had a market capitalization of $511.9 million. The S&P 500 has a total market capitalization value of approximately $12.9 billion. These capitalization values will change due to changes in the companies included in the S&P 500 and changes in their valuations. In connection with this strategy, the Fund may invest in the securities of companies with small market capitalizations (i.e., companies with a market capitalization of $500 million or less), to the extent that such companies are within the S&P 500.

The Fund uses technical analysis to allocate its portfolio holdings among the following securities and related derivative contracts:

  U.S. and international stock investments;
  ETFs (including “Ultrashort” ETFs);
  Investment-grade debt obligations of U.S. and international corporations;
  Fixed income securities, such as Quality Government Securities; and
  Put and call options on individual equities, fixed income securities and exchange traded funds, currency derivative contracts and cash and market indices.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

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U.S. and International Stock Investments including “Ultrashort” ETFs. Under ordinary market conditions, 60% to 100% of the Fund’s portfolio may be invested in U.S. and international individual common stocks. The Fund may invest in equity securities of companies of any size, including small, high growth companies. The Fund may also invest in companies whose shares are being, or recently have been, offered to the public for the first time. Additionally, the Fund will invest in ETFs to gain exposure to domestic and international equity indices, equity sectors and industry sectors. In selecting ETFs, the Advisor may over or under weight certain industry sectors relative to market benchmarks by investing in ETFs that invest in industry sectors. The Advisor may increase or decrease the Fund’s exposure to growth or value stocks relative to a market benchmark by investing in ETFs that emphasize growth or value stocks. ETFs will also be used to gain exposure to commodities and currencies and to hedge the Fund against a declining market. The Fund will invest no more than 30% of its assets in ETFs.

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The Advisor may also invest in “Ultrashort” ETFs in order to take advantage of an anticipated decline in the price of one or more specified underlying indexes (either a “style” index, e.g. Russell 1000 Value or Russell 1000 Growth or a “sector” index, e.g., basic materials, consumer goods), or to hedge against such indexes’ price volatility. If an Ultrashort ETF is successful in meeting its objective, its value (before fees and expenses) should gain approximately twice as much, on a percentage basis, as any decrease in the corresponding index and, conversely, its value should lose approximately twice as much, on a percentage basis, as any increase in the corresponding index when the index rises on a given day.

Fixed Income Securities. The fixed income securities selected by the Advisor are: (i) rated investment-grade or better by a NRSRO; or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. In addition, these fixed income securities will have remaining maturities of no more than 10 years.

Derivative Contracts/Hybrid Instruments. The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currency securities or types of securities in which the Fund (or underlying ETFs) may invest directly.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Fund may not achieve its investment objective.

Investor Profile

Investors seeking total return and willing to accept above average risk and volatility

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

Correlation Risk: A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Counterparty Risk: The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Currency Risks: Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Early Close/Trading Halt Risk: An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

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Exchange-Traded Funds Risk: An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Fee Layering: The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as ETFs and investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

Foreign Custodial Services and Related Investment Costs: Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Market Price Variance Risk (ETFs): Individual shares of an ETF are listed for trading on a securities exchange and can be bought and sold in the secondary market at market prices. The market prices of ETF shares will fluctuate in response to changes in NAV and supply and demand for ETF shares. Differences between secondary market prices and NAV for ETF shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by an ETF at a particular time. There may, however, be times when the market price and the NAV vary significantly and the Fund may pay more than NAV when buying ETF shares on the secondary market, and the Fund may receive less than NAV when it sells those ETF shares. The market price of ETF shares includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular ETF. In times of severe market disruption, the bid-ask spread often increases significantly. This means that ETF shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of ETF shares is falling fastest, which may be the time that the Fund most wants to sell an ETF’s shares. An ETF’s investment results are measured based upon the daily NAV of the ETF. Since the Fund purchases and sells ETF shares in the secondary market, the Fund may not experience investment results consistent with those experienced by those creating and redeeming directly with an ETF.

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

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Non-diversification Risk: The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), and as a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds. Therefore, Fund performance can be affected significantly by the performance of one or a small number of issuers. When a Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on these Funds.

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Portfolio Turnover Risks: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Risks of Investing in Derivative Contracts and Hybrid Instruments: Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s Statement of Additional Information (“SAI”), such as market, interest rate, credit, currency, liquidity and leverage risks.

Risks of Investing in Ultrashort ETFs: Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF benchmark, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

For more information about risks, please see the “Glossary of Investment Risks.”

Performance Information

A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

Fees and Expenses

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.78%

Total Direct Annual Fund Expenses	1.78%
Acquired Fund Fees & Expenses**	0.17%

Total Direct and Acquired Fund Annual Operating Expenses	1.95%

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* Does not include any wire transfer fees, if applicable.

** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years

Trust Shares	$198	$612

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Fixed Income Securities Fund

Fund Summary

Investment Goal

To seek to achieve high current income through investment in fixed income securities where the average maturity of the Fund will not exceed 10 years

Investment Focus

U.S. government obligations, corporate debt securities, mortgage-backed securities

Principal Investment Strategy

Focuses on investment-grade fixed income securities that produce a high level of income

Share Price Volatility

Moderate

Investment Strategy

The Fund’s investment objective is to seek to achieve high current income through investment in fixed income securities where the average maturity of the Fund will not exceed 10 years.

The Advisor, under normal circumstances, invests at least 80% of the Fund’s assets in fixed income securities, principally by investing in a combination of corporate debt, such as bonds, notes and debentures, and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The selection of corporate debt obligations is limited to those: (i) rated in one of the top four categories by a NRSRO or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. Within these parameters, the Advisor focuses on securities which offer the highest level of income. For all types of investments, the Advisor considers various economic factors, Federal Reserve policy, interest rate trends, spreads between different types of fixed income securities and the credit quality of existing holdings.

The Fund intends to invest in the securities of GSEs. Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not. GSE securities not backed by the full faith and credit of the U.S. government include those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. GSE securities that are supported by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association. Finally, the Fund may invest in GSE securities that are not backed by the full faith and credit of the U.S. government and have no explicit financial support. Such securities include those issued by the Farm Credit System and the Financing Corporation.

In managing the portfolio, the Advisor monitors the Fund’s cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics. The Advisor also follows closely new issue and secondary activity in the corporate debt market.

Because the Fund refers to fixed income securities in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income securities.

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and money market instruments. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal (the original amount invested by shareholders).

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Investors willing to accept the risk of a moderate amount of fluctuation in the value of their investment for the benefit of a higher total return potential

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Prepayment Risk: Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay. For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each of the last
10 calendar years.

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	1 Year	5 Years	10 Years

Fixed Income Securities Fund -- Trust Shares
Returns before taxes	6.23%	3.90%	4.94%
Returns after taxes on distributions(1)	4.69%	2.51%	3.02%
Returns after taxes on distributions and sales of Trust Shares(1)	4.01%	2.52%	3.03%

LBGCBI (reflects no deduction for fees, expenses or taxes)(2)	7.23%	4.44%	6.01%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged LBGCBI is comprised of all bonds that are investment grade Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s. Issues must have at least one year to maturity.

Fees and Expenses

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.29%

Total Annual Fund Operating Expenses	1.04%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses**	0.01%

Total Direct and Acquired Fund Annual Operating Expenses	1.05%

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* Does not include any wire transfer fees, if applicable.

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** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$107	$334	$579	$1,283

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Intermediate Government Income Fund

Fund Summary

Investment Goal

To seek to provide investors with a high level of current income

Investment Focus

U.S. government obligations, mortgage backed securities

Principal Investment Strategy

Focuses on U.S. government obligations and mortgage-related securities with maturities between three and ten years that produce a high level of income

Share Price Volatility

Low to Moderate

Investment Strategy

The Fund’s investment objective is to seek to provide investors with a high level of current income.

The Advisor invests primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities including mortgage-related securities. The Advisor, under normal circumstances, invests at least 80% of the Fund’s assets in U.S. government securities. The Fund will maintain a dollar-weighted average maturity of not less than three nor more than 10 years. Within this range, the Advisor focuses on securities which offer the highest level of income. In general, in order to reduce volatility during periods of interest rate fluctuation, the Advisor invests in securities with a wide range of intermediate maturities. For all types of investments, the Advisor considers various economic factors, Federal Reserve policy, interest rate trends and spreads between different types of fixed income securities.

The Fund intends to invest in the securities of GSEs. Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not. GSE securities not backed by the full faith and credit of the U.S. government include those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. GSE securities that are supported by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association. Finally, the Fund may invest in GSE securities that are not backed by the full faith and credit of the U.S. government and have no explicit financial support. Such securities include those issued by the Farm Credit System and the Financing Corporation.

In managing the portfolio, the Advisor monitors the Fund’s cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics.

Mortgage-related securities are securities, including derivative mortgage securities such as collateralized mortgage obligations (“CMOs”), whose income is generated by payments of principal and interest on pools of mortgage loans.

Because the Fund refers to U.S. government securities in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in U.S. government securities.

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and money market instruments. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal (the original amount invested by shareholders).

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Investors willing to accept the risk of a low to moderate amount of fluctuation in the value of their investment for the benefit of a higher total return

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Prepayment Risk: Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Reinvestment Risk: As prepayment increases as a result of lower interest rates, the proceeds from maturing mortgage-related securities will be reinvested at lower interest rates, thus reducing income.

Extension Risk: Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay. For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each of the last 10 calendar years.

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	1 Year	5 Years	10 Years

Intermediate Government Income Fund -- Trust Shares(1)
Returns before taxes	6.58%	3.07%	4.93%
Returns after taxes on distributions(2)	5.12%	1.72%	3.18%
Returns after taxes on distributions and sales of Trust Shares(2)	4.24%	1.83%	3.14%

LBIGC (reflects no deduction for fees, expenses or taxes)(3)	7.27%	3.58%	5.33%
MLTA 1-10 (reflects no deduction for fees, expenses or taxes)(4)	8.55%	3.67%	5.51%

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(1) Performance data includes the performance of the FMB Intermediate Government Income Fund for the period prior to its consolidation with the Huntington Intermediate Government Income Fund on April 13, 1998.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(3) The unmanaged LBIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and 10 years.

(4) The unmanaged MLTA 1-10 tracks the current 10-year Treasury securities.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.33%

Total Annual Fund Operating Expenses	1.08%
Acquired Fund (i.e., Indirect Annual Underlying Fund) Operating Expenses**	0.01%

Total Direct and Acquired Fund Annual Operating Expenses	1.09%

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* Does not include any wire transfer fees, if applicable.

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** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$111	$347	$601	$1,329

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Michigan Tax-Free Fund

Fund Summary

Investment Goal

To seek to provide investors with current income exempt from both federal and Michigan personal income taxes

Investment Focus

Michigan municipal securities

Principal Investment Strategy

Invests primarily in investment-grade Michigan municipal securities

Share Price Volatility

Low to Moderate

Investment Strategy

The Fund’s investment objective is to seek to provide investors with current income exempt from both federal and Michigan personal income taxes.

As a matter of fundamental policy, under normal circumstances, the Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax and Michigan state income tax. In addition, at least 80% of the Fund’s annual income will be exempt from the AMT. The securities selected by the Advisor are (i) rated investment-grade or better by a NRSRO; or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. The securities selected by the Advisor for investment will have remaining maturities of no more than 15 years and the Fund’s anticipated duration will be between two and 10 years. The Advisor also establishes a desired yield level for new issues relative to U.S. Treasury securities.

In managing the portfolio, the Advisor attempts to diversify the Fund’s holdings within Michigan as much as possible. In selecting securities, the Advisor monitors economic activity and interest rate trends, reviews financial information relating to each issuer and looks for attractively priced issues.

For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax or Michigan personal income taxes.

Michigan tax-exempt securities are debt obligations which (i) are issued by or on behalf of the state of Michigan or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Michigan personal income taxes.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Michigan residents seeking income exempt from federal and state income taxes.

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

State Specific Risk: By concentrating its investments in Michigan, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified. The economy of Michigan is principally dependent upon three sectors: manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. It, therefore, tends to be more cyclical than some other states and the nation as a whole.

Diversification Risk: As a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds, therefore Fund performance can be significantly affected by the performance of one or a small number of issuers.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Prepayment Risk: Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

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Credit Enhancement Risk: The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

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For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each of the last 10 calendar years.

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	1 Year	5 Years	10 Years

Michigan Tax-Free Fund -- Trust Shares(1)
Returns before taxes	2.70%	2.12%	3.45%
Returns after taxes on distributions(2)	2.70%	2.08%	3.36%
Returns after taxes on distributions and sales of Trust Shares(2)	2.72%	2.18%	3.41%

LB7MBI (reflects no deduction for fees, expenses or taxes)(3)	5.06%	3.86%	4.96%

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(1) Performance data includes the performance of the FMB Michigan Tax-Free Bond Fund for the period prior to its consolidation with the Huntington Michigan Tax-Free Fund on April 13, 1998.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(3) The unmanaged LB7MBI is comprised of intermediate-term, investment-grade tax-exempt bonds with maturities between six and eight years.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.53%

Total Annual Fund Operating Expenses	1.28%

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* Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$130	$406	$702	$1,545


Mortgage Securities Fund

Fund Summary

Investment Goal

To seek to achieve current income

Investment Focus

Mortgage-related securities, including mortgage Real Estate Investment Trusts (“REITs”)

Principal Investment Strategy

Invests in mortgage-related securities, including mortgage REITs

Share Price Volatility

Moderate

Investment Strategy

The Fund’s investment objective is to seek to achieve current income. The Advisor invests, under normal circumstances, at least 80% of the Fund’s assets in mortgage-related securities, including mortgage REITs. The Advisor especially focuses on securities which it expects to be less susceptible to prepayment of principal. The Advisor endeavors to maintain a dollar-weighted average portfolio life for the Fund of between two and ten years. The Fund may also invest up to 20% of its assets in equity REITs. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

In making its investment decisions, the Advisor considers various economic factors, Federal Reserve policy, interest rate trends and spreads between different types of fixed income securities. In managing the portfolio, the Advisor monitors the Fund’s cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics. Mortgage-related securities are securities, including derivative mortgage securities such as CMOs, whose income is generated by payments of principal and interest on pools of mortgage loans and mortgage REITs.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and money market instruments. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal (the original amount invested by shareholders).

The Fund actively trades its portfolio securities in an attempt to achieve its investment goal.

Because the Fund refers to mortgage in its name, the Fund will normally invest at least 80% of its assets in mortgage-related securities, and the Fund will notify shareholders at least 60 days in advance of any changes in this policy.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile

Investors willing to accept the risk of a moderate amount of fluctuation in the value of their investment for the benefit of a higher total return potential

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Prepayment Risk: Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Extension Risk: Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

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Prepayment Risk: Call Risk and Extension Risk are more pronounced with respect to derivative mortgage securities and can result in reduced liquidity. The principal derivative mortgage securities in which the Fund invests are CMOs.

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Real Estate/REIT Risk: The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to change in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee any made incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay. For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each of the last 10 calendar years.

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	1 Year	5 Years	10 Years

Mortgage Securities Fund -- Trust Shares
Returns before taxes	3.33%	4.83%	5.69%
Returns after taxes on distributions(1)	1.82%	3.45%	3.85%
Returns after taxes on distributions and sales of Trust Shares(1)	2.18%	3.34%	3.74%

LBMBSI (reflects no deduction for fees, expenses or taxes)(2)	6.90%	4.49%	5.91%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged LBMBSI is generally representative of the mortgage-backed securities market as a whole.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.34%

Total Annual Fund Operating Expenses	1.09%
Acquired Fund (i.e., Indirect Annual Underlyng Fund) Operating Expenses**	0.01%

Total Direct and Acquired Fund Annual Operating Expenses	1.10%

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* Does not include any wire transfer fees, if applicable.

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** Because the Fund invests in other Funds, it is a shareholder of those Acquired Funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the Acquired Funds. These expenses are deducted from the Acquired Funds before their share prices are calculated and are in addition to the direct fees and expenses borne by the Fund and its shareholders that are also described in the fee tables above. All of the above expenses of the Fund and Acquired Funds use their expense ratios for their most recent fiscal year. These expenses may vary considerably based on future asset levels of the Fund, the availability of Acquired Funds, the amount of Fund’s assets invested in Acquired Funds at any point in time, and the fluctuation of the expense ratios of the Acquired Funds.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$112	$350	$606	$1,340

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Ohio Tax-Free Fund

Fund Summary

Investment Goal

To seek to provide current income exempt from federal income tax and Ohio personal income taxes

Investment Focus

Ohio municipal securities

Principal Investment Strategy

Invests primarily in investment-grade Ohio municipal securities

Share Price Volatility

Low to Moderate

Investment Strategy

The Fund’s investment objective is to seek to provide current income exempt from federal income tax and Ohio personal income taxes.

The Advisor invests substantially all of the assets of the Fund in Ohio tax-exempt securities. As a matter of fundamental policy, under normal circumstances, the Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax and Ohio state income tax. Additionally, the Fund will not invest in securities which generate income treated as a preference item for federal AMT purposes. The securities selected by the Advisor are (i) rated investment-grade or better by a NRSRO; or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. In addition, these securities will have remaining maturities of no more than 15 years and the Fund’s anticipated duration will be between two and 10 years. The Advisor also establishes a desired yield level for new issues relative to U.S. Treasury securities.

In managing the portfolio, the Advisor attempts to diversify the Fund’s holdings within Ohio as much as possible. In selecting securities, the Advisor monitors economic activity and interest rate trends, reviews financial information relating to each issuer and looks for attractively priced issues.

For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax or Ohio personal income taxes.

Ohio tax-exempt securities are debt obligations which (i) are issued by or on behalf of the state of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes.

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Ohio residents seeking income exempt from federal and state income taxes

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

State Specific Risk: By concentrating its investments in Ohio, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified. The economy of Ohio is largely concentrated in agriculture, motor vehicles and equipment, steel, rubber products and household appliances, and therefore tends to be more cyclical than some other states and the nation as a whole.

Diversification Risk: As a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds, therefore Fund performance can be significantly affected by the performance of one or a small number of issuers.

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Prepayment Risk: Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Call Risk: Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay.

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Credit Enhancement Risk: The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

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For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each of the last 10 calendar years.

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	1 Year	5 Years	10 Years

Ohio Tax-Free Fund -- Trust Shares
Returns before taxes	3.18%	2.31%	3.52%
Returns after taxes on distributions(1)	3.18%	2.23%	3.45%
Returns after taxes on distributions and sales of Trust Shares(1)	3.02%	2.36%	3.50%

LB7MBI (reflects no deduction for fees, expenses or taxes)(2)	5.06%	3.86%	4.96%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2) The unmanaged LB7MBI comprises intermediate-term, investment-grade bonds with maturities between six and eight years.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.43%

Total Annual Fund Operating Expenses	1.18%

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* Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$120	$375	$649	$1,432

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Short/Intermediate Fixed Income Securities Fund

Fund Summary

Investment Goal

To seek to achieve current income through investment in fixed income securities with a maximum maturity or average life for individual issues of 5 years or less at the time of purchase and a dollar-weighted average portfolio maturity of more than 2 but less than 5 years

Investment Focus

U.S. government obligations and investment-grade corporate debt securities

Principal Investment Strategy

Focuses on fixed income securities with maturities of less than 5 years that produce a high level of income.

Share Price Volatility

Low to Moderate

Investment Strategy

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The Fund’s investment objective is to seek to achieve current income through investment in fixed income securities with a maximum maturity or average life for individual issues of 5 years or less at the time of purchase and a dollar-weighted average portfolio maturity of more than 2 but less than 5 years. Maximum maturity is calculated by determining the remaining maturity of a fixed income security at the time of purchase.

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The Advisor invests primarily in corporate debt and U.S. government securities. The selection of corporate debt obligations is limited to those: (i) rated in one of the top four categories by a NRSRO or (ii) not rated, but deemed by the Advisor to be of comparable quality. Securities will be investment-grade at the time of purchase. However, if a security is downgraded below investment-grade after the time of purchase, the Advisor will reevaluate the security, but will not be required to sell it. For all types of investments, the Advisor considers various economic factors, Federal Reserve policy, interest rate trends, spreads between different types of fixed income securities and the credit quality of existing holdings. In managing the portfolio, the Advisor monitors the Fund’s cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics. The Advisor also follows closely new issue and secondary activity in the corporate debt market.

The Fund intends to invest in the securities of U.S. GSEs. Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not. GSE securities not backed by the full faith and credit of the U.S. government include those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. GSE securities that are supported by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association. Finally, the Fund may invest in GSE securities that are not backed by the full faith and credit of the U.S. government and have no explicit financial support. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and money market instruments. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal (the original amount invested by shareholders).

For more information about the Fund’s investment strategies and a more complete description of the securities in which the Fund can invest, please see “Additional Investment Strategies” and “Investment Practices.”

Investor Profile

Investors willing to accept the risk of a low to moderate amount of fluctuation of their investment for the benefit of a higher total return

What are the main risks
of investing in this Fund?

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes you pay. For more information about risks, please see the “Glossary of Investment Risks.”

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Performance Information

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The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Trust Shares for each of the last 10 calendar years.

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	1 Year	5 Years	10 Years

Short/Intermediate Fixed Income Securities Fund -- Trust Shares
Returns before taxes	4.79%	2.61%	4.07%
Returns after taxes on distributions(1)	3.48%	1.54%	2.40%
Returns after taxes on distributions and sales of Trust Shares(1)	3.10%	1.60%	2.44%

ML1-5YGC (reflects no deduction for fees, expenses or taxes)(2)	7.27%	3.58%	5.33%

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(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(K) plans.

(2) The unmanaged ML1-5YGC is an index trading short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years.

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Fees and Expenses

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The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

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Shareholder Fees* (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Trust Shares

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Shareholder Servicing Fees	0.25%
Other Expenses	0.31%

Total Annual Fund Operating Expenses	1.06%

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* Does not include any wire transfer fees, if applicable.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

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	1 Year	3 Years	5 Years	10 Years

Trust Shares	$108	$337	$585	$1,294

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Shareholder Information

Before you invest, we encourage you to carefully read the Fund profiles included in this Prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

Choosing a Share Class

The Funds listed in this Prospectus offer different classes of Shares, each of which has different expenses and other characteristics. One class of Fund Shares -- Trust Shares -- is offered in this Prospectus. Three other classes of Fund Shares -- Investment A Shares and Investment B Shares of the Funds, and Interfund Shares of the Money Market Fund -- are offered in separate Prospectuses. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of Trust Shares:

Trust Shares

  No sales charges.
  No Distribution (Rule 12b-1) fees
  Available only to fiduciary, advisory, agency and other similar clients of The Huntington National Bank, its affiliates or correspondent banks as well as customers of third party financial institutions.

For the actual past expenses of the Trust Shares, see the individual Fund profiles earlier in this Prospectus.

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All of the Funds also offer Investment A Shares, certain of the Funds offer Investment B Shares, and the Huntington Money Market Fund offers Interfund Shares. Each of these classes has its own expense structure. Investment A and Investment B Shares are available to investors who are not otherwise eligible for Trust Shares. Interfund Shares are available only for purchase by the Funds.

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Distribution of the Funds

Edgewood Services, Inc. (“Distributor”), whose address is 5800 Corporate Drive, Pittsburgh, PA 15237, serves as the Distributor of the Funds offered by this Prospectus. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds.

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Shareholder Servicing Fee

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The Trust has entered into an agreement with Huntington Bank under which Huntington Bank is entitled to receive a shareholder services fee of up to 0.25% of the average daily NAV of Trust Shares of each Fund for acting as shareholder servicing agent for the Funds, including providing shareholder assistance, and communicating or facilitating purchases and redemptions of Shares.

Additional Payments To Financial Intermediaries

The Distributor, the Advisor and their affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor, their affiliates, or the Funds and any services the financial intermediary provides. The Funds’ SAI contains additional information on the types of additional payments that may be paid.

Pricing Shares

The price at which the Funds will offer or redeem Shares is the NAV per Share next determined after the order is considered received. The Funds do not assess any front end or contingent deferred sales charges. However, consult your financial institution to determine if there are additional fees or charges that are separately assessed when purchasing, exchanging or redeeming Shares. The Trust calculates NAV for each of the Funds (other than the Money Market Funds) by valuing securities held based on market value. The Trust attempts to stabilize the NAV per share for each of the Money Market Funds at $1.00 per share by valuing its portfolio securities using the amortized cost method.

In computing NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. U.S. Government obligations held by the Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the NYSE (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available. In such situations, the Trust’s sub-financial administrator may request that the Trust’s Pricing Committee, as described herein, make its own fair value determination.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Funds may use the fair value of a security to calculate its NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ Advisor determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the New York Stock Exchange (“NYSE”), which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

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The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since the International Equity Fund invests primarily in foreign securities, it is most likely to be affected by this fair valuation methodology. Since the Situs Fund, the Real Strategies Fund and the Technical Opportunities Fund may invest some of their assets in foreign securities, they also may be affected, although to a lesser extent.

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There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

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The Trust calculates the NAV per share for each of the Funds (other than the Money Market Funds) as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. The Trust calculates the NAV per share for each Money Market Fund as follows: at 10:30 a.m. Eastern Time for the Ohio Municipal Money Market Fund and the Tax-Free Money Market Fund; and at 1:00 p.m. Eastern Time for the Money Market Fund and the U.S. Treasury Money Market Fund.

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In addition, the Money Market Funds reserve the right to allow the purchase, redemption, and exchange of Shares on any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Money Market Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day, to the time of such closing. Please call the Trust at (800) 253-0412, if you have any questions about purchasing Shares.

The Funds are open for business on any day the NYSE is open, except for Columbus Day and Veterans’ Day. The Funds are closed on the following NYSE holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchasing Shares

You may purchase Shares of the Money Market Funds on any business day when the Federal Reserve Bank, the NYSE and the principal bond markets (as recommended by the Bond Market Association) are open, and as discussed under “Pricing Shares” above. You may purchase Shares of all the Income Funds and Equity Funds on any business day when both the Federal Reserve Bank and the NYSE are open.

What Shares Cost

Money Market Funds

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Your purchase order is priced at the next NAV calculated after your order is received by the Trust or its designated agent. With regard to investments in the Money Market Fund or the U.S. Treasury Money Market Fund, if your order is received by a Fund or its designated agent before 1:00 p.m. (Eastern Time) and the Fund receives payment in federal funds by the close of the Federal Reserve wire system, you will begin earning dividends that day. With regard to investments in the Ohio Municipal Money Market Fund and the Tax-Free Money Market Fund, if your order is received by the Fund or its designated agent before 10:30 a.m. (Eastern Time) and the Fund receives payment in federal funds by the close of the Federal Reserve wire system, you will begin earning dividends that day. Investments in the money market funds made by check, Automated Clearing House (“ACH”) or Systematic Investment Program (“SIP”) will begin earning dividends when the payment is converted to federal funds (normally the next business day).

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All Other Funds

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Your purchase order is priced at the next NAV calculated after your order is received by the Fund or its designated agent.

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In order to purchase Shares of a Fund (other than the Money Market Funds) on a particular day, the Trust must receive payment in good federal funds within three (3) business days.

Notes About Purchases

The Trust reserves the right to suspend the sale of Shares of any of the Funds temporarily and the right to refuse any order to purchase Shares of any of the Funds.

If the Trust receives insufficient payment for a purchase, or the Trust does not receive payment within three (3) business days, or your check does not clear, it may cancel the purchase and you may be liable for any losses to the Funds. In addition, you will be liable for any losses or fees incurred by the Trust or its transfer agent in connection with the transaction.

The Funds may limit the amount of purchases and refuse to sell Shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the Funds in U.S. dollars and drawn on a U.S. bank. The Funds and their servicing agent reserve the right to refuse any specific purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

How to Buy Trust Shares

1. Minimum investment requirements:

  $1,000 for initial investments outside the Systematic Investment Program (“SIP”)
  $500 for subsequent investments
  $50 for initial and subsequent investments through the SIP

2. Call

  Your Huntington Account Administrator
  Your Investment Professional

3. Make Payment

  By check payable to the applicable Fund -- Trust Shares to:
  The Huntington Funds
  P.O. Box 6110
  Indianapolis, IN 46206-6110

Note: Checks must be made payable to the Huntington Funds. Third party checks will not be accepted.

(The Trust will treat your order as having been received once the Trust receives your check.)

OR

  By Federal funds wire to:
  Huntington National Bank NA
  ABA #044000024
  Huntington Fund
  Account #01892228947
  Shareholder Name
  Shareholder Account Number

(The Trust will treat your order as having been received immediately upon receipt by its transfer agent)

OR

  Through the SIP (Once you become a participant in SIP, your investments will be made automatically at your requested intervals)

Other methods of acceptable payment are discussed in the SAI.

Redemption in Kind

Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Systematic Investment Program (“SIP”)

You may invest on a regular basis in Shares of one or more Funds through the SIP. To participate, you must open an account with the Trust by calling (800) 253-0412, request and complete an application, and invest at least $50 at periodic intervals.

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Once you have signed up for the SIP, the Trust will automatically withdraw money from your bank account and invest it in Shares of the Fund you specify. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

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Exchanging Shares

Money Market Funds

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On any business day when the Federal Reserve Bank, the NYSE, and the principal bond markets are open, you may exchange Shares of the Funds for Shares of any other Fund offering such shares and as discussed under “Pricing Shares.”

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All Other Funds

On any business day when both the Federal Reserve Bank and the NYSE are open, you may exchange Trust Shares of all other Funds for the same class of Trust Shares of any other Fund.

Additional Information

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In order to exchange Shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) that day.

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The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds. (See “Frequent Trading Policies”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss.

The SAI contains more information about exchanges.

How to Exchange Shares

1. Satisfy the minimum account balance requirements

  You must maintain the required minimum account balance in the Fund out of which you are exchanging shares.

2. Call (You must have completed the appropriate section on your account application)

  The Huntington Funds at (800) 253-0412
  The Huntington Investment Company at (800) 322-4600
  Your Huntington Account Administrator
  Your Investment Professional

OR

Write

  The Huntington Funds
  P.O. Box 6110
  Indianapolis, IN 46206-6110

3. Provide the required information

  Specify that you are exchanging OUT OF Trust Shares of the designated Fund.
  Your account number
  The name and address on your account (account registrations must be identical)
  The dollar amount or number of Shares to be exchanged
  Name of the Fund into which you wish to make the exchange (exchange INTO)
  Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

Redeeming Shares

Money Market Funds

You may redeem Shares of the Money Market Funds on any business day when the Federal Reserve Bank, the NYSE and the principal bond markets are open, and as discussed under “Pricing of Shares” above.

All Other Funds

You may redeem Shares of all other Funds on any business day when both the Federal Reserve Bank and the NYSE are open.

How to Redeem Trust Shares

1. Call (You must have completed the appropriate section on your account application)

  The Huntington Funds at (800) 253-0412;
  The Huntington Investment Company at (800) 322-4600; or
  Your Huntington Account Administrator.
  Your Investment Professional

OR

Write

  The Huntington Funds
  P.O. Box 6110
  Indianapolis, IN 46206-6110

2. Provide the required information

  The name of the Fund from which you wish to redeem Shares
  Your account number
  The name and address on your account
  Your bank’s wire transfer information (for wire transfers)
  The dollar amount or number of Shares you wish to redeem
  Your signature (for written requests)

(If you request a redemption of over $50,000, request any redemption to be sent to an address other than the address on record with the Trust, or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a New Technology Medallion Signature Guarantee in order to redeem.)

Note: Proceeds from the redemption of Shares purchased by check, ACH, or SIP will be delayed until the purchase has cleared, which may take up to ten business days.

Additional Information

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In order to redeem Shares of the Income Funds or Equity Funds on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time).

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For shareholders who request redemptions prior to 1:00 p.m. (Eastern Time) for the Money Market Fund and the U.S. Treasury Money Market Fund and prior to 10:30 a.m. (Eastern Time) for the Ohio Municipal Money Market Fund and the Tax-Free Money Market Fund, usually the proceeds will be wired on the same day or a check will be mailed on the following business day. In addition, you will not receive dividends declared on the day of the redemption. For shareholders of Money Market Funds who request redemptions after the cut-off times mentioned above and for shareholders of the Income Funds or Equity Funds, usually proceeds will be wired or a check will be mailed the following business day after NAV is next determined, in which case you will be entitled to receive dividends declared on the day of redemption. Redemption requests made through The Huntington Investment Company or a Huntington Account Administrator will be promptly submitted to the Trust. Proceeds are wired to an account previously designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System. Proceeds to be paid by check are sent to the shareholder’s address of record.

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Systematic Withdrawal Program

You may choose to receive periodic payments from redemptions of Trust Shares of one or more Funds you hold through the Systematic Withdrawal Program. To participate, you must have an account balance with the Trust of at least $10,000. Once you have signed up for the Program by calling the Trust, The Huntington Investment Company or your Account Administrator, the Trust will automatically redeem shares from your account and electronically send the proceeds to the bank account you specify.

Telephone Transactions

If you authorized telephone transactions by completing the appropriate paperwork with the Funds and your investment professional, you are eligible to call to redeem or exchange Shares. Your telephone instructions may be recorded to verify that the Fund, its transfer agent and/or your investment professional follows reasonable procedures. Otherwise, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

Redemption of Accounts with Balances Under $1,000

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Due to the high cost of maintaining accounts with low balances, if your account balance in any one Fund falls below $1,000, the Trust may choose to redeem those shares and close that account without your consent. The Trust will not close any account which is held through a retirement plan or any account whose value falls below $1,000 as a result of changes in a Fund’s NAV. If the Trust plans to close your account, it will notify you and provide you with 30 days to add to your account balance.

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Other Information

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of Shares of any of the Funds temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC. The Trust also reserves the right to postpone payment for more than seven days where payment for Shares to be redeemed has not yet cleared.

Frequent Trading Policies

Frequent or short-term trading into and out of a Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt a Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in a Fund’s NAV.

The Funds’ Trustees have approved policies and procedures intended to discourage excessive, frequent or short-term trading of the Funds’ Shares. The Funds’ fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “Pricing Shares.” The Funds also monitor trading in Shares in an effort to identify disruptive trading activity. The Funds monitor trades where there is a purchase and redemption or exchange of similar amount into and out of the Funds within a period of 45 days. The Funds may also monitor trades into and out of the Funds over periods longer than 45 days. Whether or not the specific monitoring limits are exceeded, the Funds’ management or Advisor may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Funds and other shareholders and may preclude the shareholder from making further purchases or exchanges of Shares. The Funds’ management and Advisor may also take action to limit or suspend further trading by a financial intermediary if it is deemed to be engaged in excessive trading and/or does not cooperate satisfactorily with requests for details about trading activity. No matter how the Funds define their limits on frequent trading of Shares, other purchases and sales of Shares may have adverse effects on the management of a Fund’s portfolio and its performance. Also, it is possible that frequent trading may occur in the Funds without being identified because certain investors may seek to hide their identity or trading activity, or there may be operational or technical limitations that limit the Funds’ ability to monitor and restrict frequent trading.

The Funds’ objective is that their restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held.

The Advisor will provide to the Funds’ Trustees a quarterly report of all potential occurrences which were detected during the preceding quarter, and a description of any action taken with respect thereto.

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If the Trust, at some point in the future, offers a portfolio that invests exclusively in Shares of other portfolios of the Huntington Funds (a “Fund of Funds”), the Funds’ frequent trading restrictions will not apply to the Fund of Funds’ purchases and sales of Shares of Huntington Funds (“Underlying Funds”). Any such Fund of Funds will impose the same frequent trading restrictions as the Underlying Funds at its shareholder level. In addition, allocation changes of any such Fund of Funds would be monitored, and the managers of the Underlying Fund would be required to determine that there is no material adverse impact on the Underlying Fund or its shareholders. The intent of this exception is to allow a manager of any such Fund of Funds to accommodate cash flows that result from purchases and sales by shareholders of the Fund of Funds, and to reallocate portfolio investments of the Fund of Funds among various Underlying Funds in accordance with the investment objectives of the Fund of Funds where the aggregate of such trades would otherwise exceed the monitoring limits. Nevertheless, as with any trading in Fund Shares, purchases and redemptions of Underlying Fund Shares by any such Fund of Funds could adversely affect the management of a Underlying Fund’s portfolio and its performance.

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Money Market Funds

Given the short-term nature of the Money Market Funds’ investments and their use of the amortized cost method for calculating the NAV of Money Market Fund Shares, the Funds do not anticipate that, in the normal case, frequent or short-term trading into and out of the Money Market Funds will have significant adverse consequences for the Money Market Funds and their shareholders. For this reason and because the Money Market Funds are intended to be used as liquid short-term investments, the Funds’ policies or procedures to discourage frequent or short-term trading do not apply to the Money Market Funds’ Shares. However, the Money Market Funds may limit or terminate the availability of purchases or exchanges to a shareholder and may bar the shareholder from purchasing or exchanging Shares of the Money Market Funds and other non-Money Market Funds if the Funds’ management or Advisor determines from the amount, frequency or pattern of purchases and redemptions or exchanges that the shareholder is engaged in excessive trading that is or could be detrimental to the non-Money Market Funds and their shareholders.

Portfolio Holdings Information

You can access summary portfolio composition information concerning each Fund’s portfolio holdings in the “Fund Fact Sheets” option under the “Fund Shareholders” or “Prospective Investors” pages of the Huntington Funds’ website at www.huntingtonfunds.com. This information is prepared as of the end of each quarter, is posted on the website approximately 30 days after the end of the quarter, and remains there until replaced by the information for the succeeding quarter. The summary portfolio composition information may include the following types of information, but is subject to change: identification of the Funds’ top ten holdings, and percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country, as applicable.

In addition, the Funds’ Annual and Semi-Annual reports contain complete listings of the Funds’ portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters. You may obtain copies at www.huntingtonfunds.com or by calling 1-800-253-0412. Each Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Funds’ first and third fiscal quarters. Each of these fiscal quarter reports contains complete listings of each Fund’s portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may request a copy by calling the Huntington Funds at 1-800-253-0412. These reports on Form N-Q and the Funds’ Annual and Semi-Annual reports are also posted on the Funds’ website at www.huntingtonfunds.com.

Management of the Trust

The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund’s business. The Advisor, whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as investment advisor to the Funds pursuant to investment advisory agreements with the Trust.

Investment Advisor

Subject to the supervision of the Trustees, the Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds.

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The Advisor, a separate, wholly owned subsidiary of The Huntington National Bank, is the investment advisor to the Huntington Funds. As of December 31, 2007, the Advisor had assets under management of $16.3 million. The Advisor (and its predecessor) has served as investment advisor to the Funds since 1987.

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The Huntington National Bank is a direct, wholly-owned subsidiary of Huntington Bancshares, Inc. (HBI), a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2007, HBI had assets of $54 billion.

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Subject to the supervision of the Advisor, the assets of the Macro 100 Fund are managed on a daily basis by the Sub-Advisor, Laffer Investments, Inc. (Laffer Investments), a portfolio management company. The Sub-Advisor is paid by the Advisor and not by the Fund. The address for Laffer Investments is 2909 Poston Avenue, 2nd Floor, Nashville, TN 37203. Laffer Investments has been managing mutual funds since 2004 and managing client assets since 2000. Laffer Investments leverages the research capabilities of its research partner, Laffer Associates, which has a 24-year track record of developing, testing and refining successful investment methodologies, research and models exclusively for the asset management industry. As of December 31, 2007, Laffer Investments managed more than $16.3 billion in assets for corporate ERISA, corporate, foundation and endowment clients.

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More About the Huntington Funds

The Advisor has designated the following as Portfolio Managers. Included is their business experience for the last five years.

Kirk Mentzer and B. Randolph Bateman are jointly and primarily responsible for the day-to-day management of the Dividend Capture Fund. Mr. Mentzer is responsible for research, security selection and construction of the Dividend Capture Fund’s portfolio. Mr. Bateman collaborates with Mr. Mentzer on making tactical changes in the strategic direction of the Dividend Capture Fund, and he monitors the portfolio’s daily transactions.

Mr. Mentzer has served as a Co-Portfolio Manager of the Dividend Capture Fund since 2001 and Portfolio Manager of the Fixed Income Securities Fund since 2000. He is Senior Vice President and Director of Investment Research of the Advisor. Mr. Mentzer joined The Huntington National Bank in 2000 and serves as Senior Vice President. Mr. Mentzer has been a Portfolio Manager since 2000 and from 2000 to 2001 he was Director of Fixed Income Investments. He became Director of Investment Research in 2001. He served as Vice President of Firstar Investment Research & Management Co. from 1989 through 2000 and managed Firstar’s Strategic Income and U.S. Government funds from 1999 to 2000. Mr. Mentzer received his M.B.A. from Xavier University.

Mr. Bateman has served as a Co-Portfolio Manager of the Dividend Capture Fund since 2001 and Portfolio Manager of the Situs Fund since 2002. He is President and Chief Investment Officer of the Advisor. Mr. Bateman joined The Huntington National Bank in 2000 as Chief Investment Officer. Mr. Bateman served as Senior Vice President of Star Bank from 1988 through 2000. Mr. Bateman is a Chartered Financial Analyst. He received his Bachelor’s Degree from North Carolina State University.

Martina Cheung and Jenny Jiang are jointly and primarily responsible for the day-to-day management of the Growth Fund. They jointly undertake all aspects of portfolio management, and collaborate on research, stock selection and portfolio construction.

Ms. Cheung has served as a Portfolio Manager of the Growth Fund since 2005. She is Vice President of the Advisor. Ms. Cheung joined The Huntington National Bank in 1995 as a securities analyst. She has been responsible for the investment management of financial assets for individuals, pension funds and charitable foundations. Ms. Cheung is a Chartered Financial Analyst and Chartered Market Technician. She received her Bachelor’s degree in Finance and Management Information Systems from The Ohio State University and received her M.B.A. from Capital University.

Ms. Jiang has served as a Portfolio Manager of the Growth Fund since 2007. She is Assistant Vice President of the Advisor. Ms. Jiang joined The Huntington National Bank in 2000 as a senior credit analyst in Corporate Banking. She has been responsible for the investment management of financial assets for individuals, pension funds and charitable foundations. Ms. Jiang received her Bachelor’s degree in Civil Engineering from Wuhan University of Technology in China and received her Masters of Accountancy from Virginia Polytechnic Institute and State University. She is also a Certified Public Accountant.

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Craig J. Hardy has served as a Co-Portfolio Manager of the Income Equity Fund since 2003. He is Vice President of the Advisor. Mr. Hardy joined The Huntington National Bank in 1998 as a Vice President and is a member of its Investment Policy Committee. Mr. Hardy is a Chartered Financial Analyst. He received his Bachelor’s degree in Economics from Princeton University and received his M.B.A. from Case Western Reserve University.

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Madelynn M. Matlock has served as the Portfolio Manager of the International Equity Fund since 2002. She is Senior Vice President of the Advisor. Ms. Matlock joined The Huntington National Bank in 2002 and serves as Senior Vice President and Director of International Investments. She served as Director of Research and Director of International Investment for Bartlett & Co. from 1981 through 2001. Ms. Matlock is a Chartered Financial Analyst, and received her Bachelor’s Degree and M.B.A. in Finance from the University of Cincinnati.

Arthur B. Laffer, Ph.D. and Arthur B. Laffer, Jr. are jointly and primarily responsible for the day-to-day management of the Macro 100 Fund. Dr. Laffer and Mr. Laffer manage the Fund using proprietary quantitative modeling and software. Mr. Laffer implements trading for the Macro 100 Fund’s portfolio and monitors the portfolio's risk. In doing so, he consults with Dr. Laffer, who is the lead portfolio manager and has ultimate decision-making authority over all aspects of the Macro 100 Fund’s management. Dr. Laffer has served as Co-Portfolio Manager of the Macro 100 Fund since 2004. Dr. Laffer has been the Chairman and Chief Investment Officer of Laffer Investments since 1999 and the Chairman of Laffer Associates since 1979. Dr. Laffer was the architect of supply-side economics and was a primary economic advisor under the Reagan Administration in the U.S. and the Thatcher Administration in the U.K. Dr. Laffer received his Bachelor’s Degree from Yale University and his M.B.A. and Ph.D in economics from Stanford University. Mr. Laffer has served as Co-Portfolio Manager of the Macro 100 Fund since 2004. He has been the Chief Executive Officer and President of Laffer Investments since 1999, and Chief Executive Officer and President of Laffer Associates since 1997.

Kathy Stylarek has served as the Portfolio Manager of the Ohio Tax-Free Fund and Michigan Tax-Free Fund since 2001. She is Vice President of the Advisor. Ms. Stylarek joined the Advisor in 2001 and is a Vice President of The Huntington National Bank. Ms. Stylarek served as Senior Trader at SunTrust Bank from 1997 through 2001. She received her Bachelor’s Degree from the University of South Florida.

Christopher M. Rowane has served as the Portfolio Manager of the Mid Corp America Fund since 2001. He is Senior Vice President of the Advisor. Mr. Rowane joined The Huntington National Bank in 2000 and is a Senior Vice President and member of its Investment Policy Committee. He has been the Regional Manager for the Investment Management Team in Southern Ohio, Kentucky and Indiana since 2000. Mr. Rowane served as Director of Portfolio Management for Firstar from 1993 through 2000. Mr. Rowane is a Chartered Financial Analyst. He received his Bachelor’s Degree and M.B.A. from Gannon University.

Peter Sorrentino has served as the Portfolio Manager of the Real Strategies Fund since the Fund’s inception. Mr. Sorrentino joined The Huntington National Bank in October of 2006 as a Senior Portfolio Manager and is Vice President of the Advisor. From 2001 until joining Huntington, he served as the lead portfolio manager for the Legg Mason Balanced Trust. Mr. Sorrentino is a Chartered Financial Analyst. He received his Bachelor’s Degree in Finance and Accounting from the University of Cincinnati.

William G. Doughty and Gustave J. Seasongood are jointly and primarily responsible for the day-to-day management of the Mortgage Securities Fund. Mr. Seasongood is responsible for the research, security selection and construction of the portion of the Mortgage Securities Fund’s portfolio that is invested in REITs. Mr. Doughty is responsible for the research, security selection and construction of the remainder of the Mortgage Securities Fund’s portfolio. Mr. Doughty and Mr. Seasongood have independent decision-making authority over their respective portions of the Mortgage Securities Fund’s portfolio, but do collaborate to determine the amount of the portfolio that will be invested in REITs, and to monitor the Mortgage Securities Fund’s cash flows.

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Mr. Seasongood has served as a Co-Portfolio Manager of the Mortgage Securities Fund since 2001. He is Vice President of the Advisor. Mr. Seasongood joined The Huntington National Bank in 1995 as a Portfolio Manager and is Vice President. Mr. Seasongood is a Chartered Financial Analyst. He received his Bachelor’s degree from Villanova University and his M.B.A. from Temple University.

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Mr. Doughty has served as a Co-Portfolio Manager of the Mortgage Securities Fund, and Portfolio Manager of the Intermediate Government Income Fund and Short/Intermediate Fixed Income Securities Fund since 1999. He is Vice President of the Advisor. Mr. Doughty joined The Huntington National Bank in 1961 and serves as Vice President. He is a member of the Huntington National Bank’s Investment Policy Committee and Manager of both the Fixed and Equity Trading Desk. He received his M.B.A. from The University of Dayton.

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Randy Hare has served as the Portfolio Manager of the New Economy Fund since 2007. Mr. Hare joined Haberer Registered Investment Advisor, Inc. in 2003 as a Senior Research Analyst. He was a Portfolio Manager/Senior Research Analyst and Assistant Vice President with U.S. Bank Asset Management/FIRMCO from 1997 to 2002. Mr. Hare received his Bachelor’s degree in Economics from the University of Cincinnati.

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Paul Koscik and Martina Cheung are jointly and primarily responsible for the day-to-day management of the Technical Opportunities Fund, serving as its Co-Portfolio Managers since 2008. Mr. Koscik is responsible for the portion of the portfolio that is invested in ETFs, currencies and bonds. Ms. Cheung is responsible for equity investments. They collaborate to determine asset allocation based on their outlook for particular market segments.

Mr. Koscik has also served as the Portfolio Manager of the Rotating Markets Fund since 2001. He is Vice President of the Advisor. Mr. Koscik joined The Huntington National Bank in 1984 as a Portfolio Manager and serves as Vice President. He received his Bachelor’s Degree and J.D. from the University of Akron.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.

Fees Paid To Advisor and Affiliates

The Advisor and its affiliates provide the Funds with advisory, administration, transfer agency, accounting and custodian services.

A discussion of the Trustees’ review of the investment advisory agreements with the Trust is available in the Fund’s Annual Report for the period ended December 31, 2007.

Advisory Services

The Trust pays the Advisor management fees as a percentage of average daily net assets (“ADNA”) as follows:

Tax-Free Money Market Fund, Money Market Fund and Ohio Municipal Money Market Fund pay the following fee based on the ADNA of the individual Fund:

Tiered	Annual Rate
Up to $500 million	0.30%
On the next $500 million	0.25%
On excess of $1 billion	0.20%

All other Funds:
U.S. Treasury Money Market Fund	0.20%
Dividend Capture Fund	0.75%
Growth Fund	0.60%
Income Equity Fund	0.60%
International Equity Fund	1.00%
Macro 100 Fund*	0.75%
Mid Corp America Fund	0.75%
New Economy Fund	0.85%
Real Strategies Fund	0.75%
Rotating Markets Fund	0.50%
Situs Fund	0.75%
Technical Opportunities Fund	0.75%
Fixed Income Securities Fund	0.50%
Intermediate Government Income Fund	0.50%
Michigan Tax-Free Fund	0.50%
Mortgage Securities Fund	0.50%
Ohio Tax-Free Fund	0.50%
Short/Intermediate Fixed Income Securities Fund	0.50%

* Pursuant to its Sub-Advisory agreement with the Advisor, Laffer Investments receives an annual fee equal to 0.50% of the Macro 100 Fund’s ADNA. This fee is paid by the Advisor and not the Macro 100 Fund.

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Administration Services

The Huntington Bank provides administration services at the following annual rate of the ADNA of the Funds:

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Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Funds
0.135%	on the first $4 billion
0.125%	on the next $3 billion
0.115%	on assets in excess of $7 billion

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There is no minimum annual fee per Fund or class of Shares.

The Advisor and its affiliates may pay out of their own reasonable resources and profits, fees or other expenses for shareholder and/or recordkeeping services and/or marketing support.

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Federated Services Company, a wholly-owned subsidiary of Federated Investors, Inc., serves as sub-administrator to the Funds, assisting with the provision of administrative services necessary to operate the Funds. Out of the fees paid to it by the Funds, the Huntington Bank pays Federated Services Company fees for its sub-administrative services.

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Financial Administration and Portfolio Accounting Services


The Huntington Bank is entitled to receive a maximum fee of 0.0425% of the Funds’ ADNA for financial administration and portfolio accounting services (subject to a minimum annual fee of $9,000 for each additional class of Shares of any Fund with more than one class of Shares).

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

The Huntington Bank has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (“Citi”). Out of the fees paid to it by the Funds, the fees The Huntington Bank pays Citi for these services are based on the ADNA of each Fund, subject to minimum fees in certain circumstances.

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Custody Services

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The Huntington Bank serves as each of the Funds’ custodian, except the International Equity Fund, and receives a maximum fee of 0.026% of each Fund’s ADNA, plus out-of-pocket expenses. In addition, The Huntington Bank will receive an additional surcharge of 0.005 of 1% on the average daily net non-domestic assets of the Situs Fund. State Street Bank and Trust Company (“State Street”) serves as custodian for the International Equity Fund. The Bank of New York serves as sub-custodian of the Situs, Real Strategies and Technical Opportunities Funds’ foreign assets.

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PFPC Trust Company serves as sub-custodian for the securities lending program and retains a portion of earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

Transfer Agency Services

Unified Fund Services, Inc. (“Unified”), a subsidiary of Huntington, is transfer and dividend disbursing agent for the Funds.

Pursuant to a definitive agreement of purchase signed on December 31, 2006, Unified became a wholly owned subsidiary of HBI. For its services, Unified is entitled to receive a yearly fixed amount per shareholder account, subject to yearly minimum fees per portfolio and/or share class. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Shareholder Services Fees

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Trust Shares are also subject to either an administrative services fee of 0.25% of the ADNA to be paid to financial intermediaries and/or The Huntington National Bank or a shareholder services fee not to exceed 0.25% of the ADNA to be paid through the Distributor from Fund assets.

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Dividends and Distributions

The Money Market Funds and all of the Income Funds, except the Mortgage Securities Fund, declare dividends on investment income daily and pay them monthly. The Mortgage Securities Fund declares and pays dividends monthly.

Each of the other Funds offered by this Prospectus declares and pays dividends on investment income, if any, according to the following schedule:

Dividend Capture Fund	Monthly
Growth Fund	Quarterly
Income Equity Fund	Monthly
International Equity Fund	Annually
Macro 100 Fund	Annually
Mid Corp America Fund	Annually
New Economy Fund	Annually
Real Strategies Fund	Quarterly
Rotating Markets Fund	Annually
Situs Fund	Annually
Technical Opportunities Fund	Annually

The Funds also make distributions of net capital gains, if any, at least annually.

If you purchase shares by check, ACH or SIP, you will begin earning dividends on the next business day after your order has been received by the Trust.

Distribution Options

All dividends and distributions payable to a holder of Shares will be automatically reinvested in additional Shares of the same class of the Fund, unless the shareholder makes an alternative election. Shareholders may choose to receive all distributions in cash or may choose to reinvest capital gains distributions, but receive all other distributions in cash.

Tax Consequences

There are many important tax consequences associated with investment in the Funds offered by this Prospectus. The following is a brief summary of certain income tax consequences relating to an investment in the Funds, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

Federal Income Taxes

Taxation of Shareholder Transactions

An exchange of a Fund’s Shares for shares of another Fund will be treated as a sale of the Fund’s Shares and, as with all sales, exchanges or redemptions of Fund Shares, any gain on the transaction will be subject to federal income tax.

Taxation of Distributions

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Each of the Funds offered by this Prospectus intends to distribute substantially all of its net investment income (including net realized capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the Shares. Additionally, distributions of investment income designated by the Funds as derived from “qualified investment income” will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Generally, dividends paid by REITs do not qualify for the lower tax rates that apply to certain “qualified investment income.” Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, through December 31, 2008. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price paid).

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Exempt-Interest Dividends

If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund’s assets consists of obligations the interest on which is excludable from gross income, the Fund may pay “exempt-interest dividends” to its shareholders. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes but may be subject to state and local taxes. However, exempt-interest dividends attributable to investments in certain “private activity” bonds will be treated as tax preference items in computing the AMT. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the AMT. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

Avoid Withholding Tax

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and proceeds of sales, exchanges, or redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) or otherwise fails to meet certain requirements imposed by the IRS. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

Tax-Exempt Funds

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It is anticipated that distributions for Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund and Michigan Tax-Free Fund will be comprised primarily of dividends that are exempt from federal income tax, although a portion of each Fund’s dividends may not be exempt. Dividends may be subject to state and local taxes, although the income dividends distributed by the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund are generally intended to be exempt from Ohio personal income taxes. Similarly, the income dividends distributed by the Michigan Tax-Free Fund are generally intended to be exempt from Michigan city and state personal income taxes and the Michigan single business tax. For any portion of each Fund’s distributions not invested in tax-exempt securities, distributions of income dividends may be subject to state taxation.

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Financial Information

Financial Highlights

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The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the fiscal years ended December 31. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements, which, for the years ended December 31, 2007, 2006, 2005 and 2004, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request. The information for the year or period ended December 31, 2003 was audited by another independent registered public accounting firm.

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Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions
TRUST SHARES
Huntington Tax-Free Money Market Fund
2003	$ 1.00	--(1)	--	--(1)	--(1)	--
2004	$ 1.00	--(1)	--	--(1)	--(1)	--
2005	$ 1.00	0.01	--	0.01	(0.01)	--
2006	$ 1.00	0.02	--(1)	0.02	(0.02)	--
2007	$ 1.00	0.03	--(1)	0.03	(0.03)	--
Huntington Money Market Fund
2003	$ 1.00	--(1)	--	--(1)	--(1)	--
2004	$ 1.00	0.01	--	0.01	(0.01)	--
2005	$ 1.00	0.02	--	0.02	(0.02)	--
2006	$ 1.00	0.04	--(1)	0.04	(0.04)	--
2007	$ 1.00	0.04	--(1)	0.04	(0.04)	--
Huntington Ohio Municipal Money Market Fund
2003	$ 1.00	--(1)	--	--(1)	--(1)	--
2004	$ 1.00	--(1)	--	--(1)	--(1)	--
2005	$ 1.00	0.02	--	0.02	(0.02)	--
2006	$ 1.00	0.03	--(1)	0.03	(0.03)	--
2007	$ 1.00	0.03	--(1)	0.03	(0.03)	--
Huntington U.S. Treasury Money Market Fund
2003	$ 1.00	--(1)	--	--(1)	--(1)	--
2004	$ 1.00	0.01	--	0.01	(0.01)	--
2005	$ 1.00	0.02	--	0.02	(0.02)	--
2006	$ 1.00	0.04	--(1)	0.04	(0.04)	--
2007	$ 1.00	0.04	--(1)	0.04	(0.04)	--(1)

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

(1) Amount is less than $0.005.


			Ratios to average net assets
Total distributions	Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)

--(1)	$ 1.00	0.25%	0.85%	0.25%	0.97%	0.13%	$ 19,539
--(1)	$ 1.00	0.32%	0.90%	0.34%	1.00%	0.24%	$ 19,247
(0.01)	$ 1.00	1.46%	0.92%	1.44%	0.96%	1.40%	$ 22,388
(0.02)	$ 1.00	2.48%	0.93%	2.46%	0.93%	2.46%	$ 25,361
(0.03)	$ 1.00	2.76%	0.88%	2.69%	0.88%	2.69%	$ 48,585

--(1)	$ 1.00	0.33%	0.82%	0.33%	0.83%	0.32%	$ 366,116
(0.01)	$ 1.00	0.53%	0.83%	0.53%	0.83%	0.53%	$ 440,112
(0.02)	$ 1.00	2.39%	0.81%	2.39%	0.82%	2.38%	$ 537,134
(0.04)	$ 1.00	4.20%	0.82%	4.12%	0.82%	4.12%	$ 500,167
(0.04)	$ 1.00	4.37%	0.79%	4.27%	0.79%	4.27%	$ 632,776

--(1)	$ 1.00	0.31%	0.83%	0.31%	0.86%	0.28%	$ 67,509
--(1)	$ 1.00	0.40%	0.86%	0.37%	0.86%	0.37%	$ 71,891
(0.02)	$ 1.00	1.60%	0.83%	1.60%	0.85%	1.58%	$ 84,799
(0.03)	$ 1.00	2.60%	0.85%	2.58%	0.85%	2.58%	$ 95,205
(0.03)	$ 1.00	2.83%	0.82%	2.78%	0.82%	2.78%	$ 199,613

--(1)	$ 1.00	0.35%	0.73%	0.34%	0.75%	0.32%	$ 542,771
(0.01)	$ 1.00	0.51%	0.74%	0.49%	0.74%	0.49%	$ 402,817
(0.02)	$ 1.00	2.31%	0.74%	2.32%	0.74%	2.32%	$ 499,718
(0.04)	$ 1.00	4.12%	0.74%	4.06%	0.74%	4.06%	$ 536,387
(0.04)	$ 1.00	4.01%	0.72%	3.89%	0.72%	3.89%	$ 757,331


Financial Highlights

Equity Funds

(For a share outstanding throughout each period)


Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions
TRUST SHARES
Huntington Dividend Capture Fund
2003	$ 9.62	0.45	1.49	1.94	(0.45)	--
2004	$ 11.11	0.48	0.98	1.46	(0.47)	(0.51)
2005	$ 11.59	0.46	(0.11)	0.35	(0.47)	(0.61)
2006	$ 10.86	0.39	1.32	1.71	(0.39)	(0.54)
2007	$ 11.64	0.38	(1.15)	(0.77)	(0.39)	(0.59)
Huntington Growth Fund
2003	$ 32.72	0.03	6.23	6.26	(0.02)	--
2004	$ 38.96	0.10	2.88	2.98	(0.09)	(0.72)
2005	$ 41.13	0.04	0.64	0.68	(0.03)	(2.26)
2006	$ 39.52	0.09	3.10	3.19	(0.08)	(5.39)
2007	$ 37.24	0.12	5.57	5.69	(0.11)	(7.81)
Huntington Income Equity Fund
2003	$ 28.93	0.96	4.95	5.91	(0.99)	(1.27)
2004	$ 32.58	0.59	3.37	3.96	(0.59)	(2.67)
2005	$ 33.28	0.65	0.36	1.01	(0.65)	(2.38)
2006	$ 31.26	0.57	2.94	3.51	(0.57)	(3.09)
2007	$ 31.11	0.55	--(4)	0.55	(0.54)	(4.66)
Huntington International Equity Fund
2003	$ 6.66	0.06	2.26	2.32	(0.05)	--
2004	$ 8.93	0.04	1.75	1.79	(0.05)	--
2005	$ 10.67	0.06	1.49	1.55	(0.08)	(0.35)
2006	$ 11.79	0.09	3.10	3.19	(0.08)	(0.97)
2007	$ 13.93	0.13	2.20	2.33	(0.15)	(0.10)
Huntington Macro 100 Fund
2004(5)	$ 10.00	0.02	1.21	1.23	(0.03)	--
2005	$ 11.20	(0.03)	0.57	0.54	--	(0.43)
2006	$ 11.31	--(4)	0.77	0.77	--	(0.24)
2007	$ 11.84	--(4)	(0.33)	(0.33)	--	(1.46)
Huntington Mid Corp America Fund
2003	$ 9.03	(0.01)	2.84	2.83	--	--
2004	$ 11.86	(0.03)	2.09	2.06	--	(0.02)
2005	$ 13.90	0.02	1.56	1.58	(0.01)	--
2006	$ 15.47	0.02	1.24	1.26	(0.01)	(0.29)
2007	$ 16.43	(0.01)	1.26	1.25	--(4)	(1.37)

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

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.


(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

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

(3) The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (unaudited).

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

(4) Amount is less than $0.005.


(5) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.


(6) Not annualized.


(7) Computed on an annualized basis.


(8) The major cause of increase to portfolio turnover was changes made to the portfolio by the management team based upon changing macroeconomic fundamentals (unaudited).


			Ratios to average net assets
Total distributions	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

(0.45)	$ 11.11	20.75%	1.41%	4.54%	1.41%	4.54%	$ 47,464	108%
(0.98)	$ 11.59	13.52%	1.36%	4.34%	1.36%	4.34%	$ 80,182	101%
(1.08)	$ 10.86	3.10%	1.31%	4.07%	1.32%	4.06%	$ 92,819	131%
(0.93)	$ 11.64	16.03%	1.31%	3.44%	1.31%	3.44%	$ 112,404	98%
(0.98)	$ 9.89	(6.91)%	1.30%	3.35%	1.30%	3.35%	$ 93,862	87%

(0.02)	$ 38.96	19.15%	1.17%	0.09%	1.17%	0.09%	$ 241,401	8%
(0.81)	$ 41.13	7.65%	1.16%	0.23%	1.16%	0.23%	$ 252,371	12%
(2.29)	$ 39.52	1.51%	1.14%	0.09%	1.15%	0.08%	$ 235,916	20%
(5.47)	$ 37.24	8.36%	1.15%	0.22%	1.15%	0.22%	$ 223,155	31%
(7.92)	$ 35.01	15.93%	1.13%	0.32%	1.13%	0.32%	$ 277,972	86%(3)

(2.26)	$ 32.58	21.00%	1.17%	3.20%	1.17%	3.20%	$ 201,272	85%
(3.26)	$ 33.28	13.16%	1.17%	1.83%	1.17%	1.83%	$ 205,577	35%
(3.03)	$ 31.26	3.04%	1.15%	1.98%	1.15%	1.98%	$ 193,906	33%
(3.66)	$ 31.11	11.36%	1.15%	1.79%	1.15%	1.79%	$ 185,816	43%
(5.20)	$ 26.46	1.90%	1.14%	1.72%	1.14%	1.72%	$ 158,501	90%

(0.05)	$ 8.93	34.83%	1.66%	0.87%	1.66%	0.87%	$ 86,795	48%
(0.05)	$ 10.67	20.06%	1.60%	0.51%	1.60%	0.51%	$ 135,845	31%
(0.43)	$ 11.79	14.48%	1.58%	0.69%	1.58%	0.72%	$ 190,087	21%
(1.05)	$ 13.93	27.04%	1.57%	0.73%	1.57%	0.73%	$ 266,509	26%
(1.25)	$ 15.01	17.06%	1.54%	0.92%	1.54%	0.92%	$ 324,158	25%

(0.03)	$ 11.20	12.29%(6)	1.91%(7)	0.38%(7)	1.91%(7)	0.38%(7)	$ 18,129	--%
(0.43)	$ 11.31	4.72%	1.51%	(0.27)%	1.51%	(0.27)%	$ 25,145	87%
(0.24)	$ 11.84	6.79%	1.43%	0.04%	1.43%	0.04%	$ 42,758	222%(8)
(1.46)	$ 10.05	(3.12)%	1.36%	0.02%	1.36%	0.02%	$ 32,284	153%

--	$ 11.86	31.34%	1.34%	(0.09)%	1.34%	(0.09)%	$ 134,668	29%
(0.02)	$ 13.90	17.40%	1.33%	(0.20)%	1.33%	(0.20)%	$ 137,759	4%
(0.01)	$ 15.47	11.36%	1.31%	0.11%	1.32%	0.10%	$ 147,477	7%
(0.30)	$ 16.43	8.09%	1.31%	0.07%	1.31%	0.07%	$ 150,902	6%
(1.37)	$ 16.31	7.79%	1.30%	(0.04)%	1.30%	(0.04)%	$ 149,245	11%


Financial Highlights

Equity Funds

(For a share outstanding throughout each period)


Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions
TRUST SHARES
Huntington New Economy Fund
2003	$ 8.75	(0.07)	3.13	3.06	--	(0.01)
2004	$ 11.80	(0.10)	2.64	2.54	--	--
2005	$ 14.34	(0.06)	1.82	1.76	--	(0.18)
2006	$ 15.92	(0.06)	1.50	1.44	--	(1.32)
2007	$ 16.04	0.02	1.84	1.86	(0.01)	(3.16)
Huntington Real Strategies Fund
2007(4)	$ 10.00	0.11	0.92	1.03	(0.11)	(0.13)
Huntington Rotating Markets Fund
2003	$ 7.56	0.04	1.85	1.89	(0.04)	--
2004	$ 9.41	0.05	1.07	1.12	(0.05)	--
2005	$ 10.48	0.06	0.93	0.99	(0.06)	--
2006	$ 11.41	0.12	2.10	2.22	(0.12)	(0.20)
2007	$ 13.31	0.14	1.00	1.14	(0.14)	(0.68)
Huntington Situs Fund
2003	$ 10.22	(0.05)	3.65	3.60	--	(0.01)
2004	$ 13.81	(0.06)	3.68	3.62	--	(0.34)
2005	$ 17.09	(0.07)	2.83	2.76	--	(0.61)
2006	$ 19.24	(0.07)	2.12	2.05	--	(1.15)
2007	$ 20.14	(0.01)	1.97	1.96	--	(2.10)


(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.


(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(3) The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cash flows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (unaudited).


(4) Reflects operations for the period from May 1, 2007 (date of initial public investment) to December 31, 2007.


(5) Not annualized.


(6) Does not include the effect of expenses of underlying funds.

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

(7) Computed on an annualized basis.



			Ratios to average net assets
Total distributions	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

(0.01)	$ 11.80	34.93%	1.56%	(0.79)%	1.56%	(0.79)%	$ 39,364	83%
--	$ 14.34	21.53%	1.52%	(0.88)%	1.52%	(0.88)%	$ 59,263	28%
(0.18)	$ 15.92	12.27%	1.46%	(0.42)%	1.46%	(0.42)%	$ 79,794	61%
(1.32)	$ 16.04	9.18%	1.43%	(0.39)%	1.43%	(0.39)%	$ 97,791	50%
(3.17)	$ 14.73	12.19%	1.41%	0.14%	1.41%	0.14%	$ 106,812	119%(3)

(0.24)	$ 10.79	10.41%(5)(6)	1.49%(6)(7)	2.54%(6)(7)	1.61%(6)(7)	2.42%(6)(7)	$ 44,523	39%

(0.04)	$ 9.41	25.00%(6)	1.28%(6)	0.52%(6)	1.28%(6)	0.52%(6)	$ 19,937	206%
(0.05)	$ 10.48	11.89%(6)	1.22%(6)	0.53%(6)	1.22%(6)	0.53%(6)	$ 23,613	86%
(0.06)	$ 11.41	9.44%(6)	1.17%(6)	0.58%(6)	1.17%(6)	0.58%(6)	$ 29,249	48%
(0.32)	$ 13.31	19.56%(6)	1.15%(6)	1.13%(6)	1.15%(6)	1.13%(6)	$ 45,161	35%
(0.82)	$ 13.63	8.67%(6)	1.08%(6)	1.08%(6)	1.08%(6)	1.08%(6)	$ 53,375	54%

(0.01)	$ 13.81	35.18%	1.68%	(0.49)%	1.68%	(0.49)%	$ 30,067	19%
(0.34)	$ 17.09	26.23%	1.43%	(0.45)%	1.43%	(0.45)%	$ 57,942	16%
(0.61)	$ 19.24	16.20%	1.36%	(0.41)%	1.36%	(0.41)%	$ 80,212	14%
(1.15)	$ 20.14	10.73%	1.38%	(0.34)%	1.38%	(0.34)%	$ 89,230	19%
(2.10)	$ 20.00	9.95%	1.32%	(0.07)%	1.32%	(0.07)%	$ 108,350	22%


Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

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Year Ended December 31,	Net Asset Value, beginning of period	Net investment income	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
TRUST SHARES
Huntington Fixed Income Securities Fund
2003	$ 21.27	0.82	0.16	0.98	(0.83)	--	(0.83)
2004	$ 21.42	0.73	(0.09)	0.64	(0.74)	(0.09)	(0.83)
2005	$ 21.23	0.76	(0.37)	0.39	(0.76)	(0.07)	(0.83)
2006	$ 20.79	0.79	(0.04)	0.75	(0.78)	--	(0.78)
2007	$ 20.76	0.87	0.39	1.26	(0.87)	--(3)	(0.87)
Huntington Intermediate Government Income Fund
2003	$ 10.92	0.37	(0.23)	0.14	(0.39)	(0.02)	(0.41)
2004	$ 10.65	0.36	(0.08)	0.28	(0.37)	(0.04)	(0.41)
2005	$ 10.52	0.37	(0.23)	0.14	(0.38)	--	(0.38)
2006	$ 10.28	0.39	(0.04)	0.35	(0.39)	--(3)	(0.39)
2007	$ 10.24	0.41	0.25	0.66	(0.41)	--	(0.41)
Huntington Michigan Tax-Free Fund
2003	$ 10.92	0.28	0.10	0.38	(0.29)	(0.05)	(0.34)
2004	$ 10.96	0.27	(0.17)	0.10	(0.27)	(0.03)	(0.30)
2005	$ 10.76	0.24	(0.15)	0.09	(0.24)	(0.04)	(0.28)
2006	$ 10.57	0.28	(0.02)	0.26	(0.27)	--	(0.27)
2007	$ 10.56	0.28	--	0.28	(0.29)	--	(0.29)
Huntington Mortgage Securities Fund
2003	$ 8.55	0.24	0.35	0.59	(0.32)	--	(0.32)
2004	$ 8.82	0.29	0.22	0.51	(0.31)	--	(0.31)
2005	$ 9.02	0.29	(0.12)	0.17	(0.31)	(0.01)	(0.32)
2006	$ 8.87	0.33	0.20	0.53	(0.33)	(0.06)	(0.39)
2007	$ 9.01	0.34	(0.04)	0.30	(0.36)	(0.03)	(0.39)
Huntington Ohio Tax-Free Fund
2003	$ 21.87	0.60	0.14	0.74	(0.60)	(0.11)	(0.71)
2004	$ 21.90	0.57	(0.24)	0.33	(0.57)	(0.16)	(0.73)
2005	$ 21.50	0.54	(0.37)	0.17	(0.54)	(0.22)	(0.76)
2006	$ 20.91	0.58	(0.05)	0.53	(0.58)	--	(0.58)
2007	$ 20.86	0.55	0.10	0.65	(0.55)	(0.01)	(0.56)
Huntington Short/Intermediate Fixed Income Securities Fund
2003	$ 19.87	0.62	0.01	0.63	(0.62)	--	(0.62)
2004	$ 19.88	0.50	(0.32)	0.18	(0.50)	--	(0.50)
2005	$ 19.56	0.51	(0.41)	0.10	(0.51)	--	(0.51)
2006	$ 19.15	0.60	0.10	0.70	(0.60)	--	(0.60)
2007	$ 19.25	0.70	0.21	0.91	(0.70)	--	(0.70)


(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.


(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(3) Amount is less than $0.005.


		Ratios to average net assets
Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets	Net assets, end of period (000 omitted)	Portfolio turnover rate(2)

$ 21.42	4.65%	1.08%	3.78%	1.08%	3.78%	$ 166,215	73%
$ 21.23	3.07%	1.08%	3.46%	1.08%	3.46%	$ 162,998	53%
$ 20.79	1.86%	1.07%	3.55%	1.07%	3.61%	$ 168,764	59%
$ 20.76	3.74%	1.06%	3.87%	1.06%	3.87%	$ 173,305	55%
$ 21.15	6.23%	1.04%	4.18%	1.04%	4.18%	$ 183,283	42%

$ 10.65	1.34%	1.10%	3.45%	1.10%	3.45%	$ 81,671	78%
$ 10.52	2.67%	1.11%	3.37%	1.11%	3.37%	$ 90,288	43%
$ 10.28	1.33%	1.09%	3.55%	1.10%	3.54%	$ 107,166	34%
$ 10.24	3.51%	1.08%	3.80%	1.08%	3.80%	$ 108,312	32%
$ 10.49	6.58%	1.08%	3.96%	1.08%	3.96%	$ 115,155	30%

$ 10.96	3.57%	1.27%	2.66%	1.27%	2.66%	$ 23,854	17%
$ 10.76	0.94%	1.29%	2.44%	1.29%	2.44%	$ 24,589	17%
$ 10.57	0.88%	1.24%	2.27%	1.26%	2.25%	$ 22,195	49%
$ 10.56	2.52%	1.29%	2.63%	1.29%	2.63%	$ 17,407	22%
$ 10.55	2.70%	1.28%	2.69%	1.28%	2.69%	$ 8,376	24%

$ 8.82	7.02%	1.14%	2.82%	1.14%	2.82%	$ 43,928	71%
$ 9.02	5.86%	1.16%	3.45%	1.16%	3.45%	$ 64,853	38%
$ 8.87	1.96%	1.12%	3.34%	1.12%	2.27%	$ 81,950	29%
$ 9.01	6.06%	1.10%	3.68%	1.10%	3.68%	$ 85,995	29%
$ 8.92	3.33%	1.09%	3.72%	1.09%	3.72%	$ 83,728	17%

$ 21.90	3.42%	1.16%	2.72%	1.16%	2.72%	$ 55,450	20%
$ 21.50	1.52%	1.17%	2.63%	1.17%	2.63%	$ 52,565	13%
$ 20.91	0.85%	1.16%	2.56%	1.17%	2.55%	$ 45,571	45%
$ 20.86	2.59%	1.17%	2.80%	1.17%	2.80%	$ 40,319	17%
$ 20.95	3.18%	1.18%	2.67%	1.18%	2.67%	$ 34,098	15%

$ 19.88	3.18%	1.07%	3.05%	1.07%	3.05%	$ 155,883	51%
$ 19.56	0.91%	1.07%	2.53%	1.07%	2.53%	$ 150,175	54%
$ 19.15	0.54%	1.06%	2.65%	1.06%	2.65%	$ 119,090	31%
$ 19.25	3.70%	1.07%	3.11%	1.07%	3.11%	$ 95,512	36%
$ 19.46	4.79%	1.06%	3.60%	1.06%	3.60%	$ 82,730	29%


Additional Investment Strategies

Fundamental Investment Policies

The following are fundamental policies of the indicated Fund:

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Tax-Free Money Market Fund

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  under normal circumstances, at least 80% of the income distributed will be exempt from federal regular income tax.

Ohio Municipal Money Market Fund

  under normal circumstances, at least 80% of the income distributed will be exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities.

Growth Fund

  at least 65% of total assets will be invested in equity securities.

Michigan Tax-Free Fund

  under normal circumstances, at least 80% of the income distributed will be exempt from federal income tax and Michigan state income tax.

Ohio Tax-Free Fund

  under normal circumstances, at least 80% of the income distributed will be exempt from federal income tax and Ohio state income tax.
  no investment in securities which generate income treated as a preference item for federal AMT purposes.

Short/Intermediate Fixed Income Securities Fund

  at least 65% of total assets in fixed income securities.

Additional Investment Information

Funds (other than the Money Market Funds) may invest in an affiliated money market fund or short-term investments in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions. In the event that the Fund does not have sufficient cash for these purposes, it could incur overdrafts, enter into reverse repurchase agreements or otherwise borrow money in accordance with its investment limitations.

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Real Strategies Fund. Currently, U.S. tax laws prevent the Fund from investing more than 25% of its assets in companies treated as qualified publicly traded partnerships (such as MLPs and certain ETCFs). Such laws also limit the Fund’s ability to invest directly in real estate and commodities, in derivative contracts for real estate or commodities, and in other types of partnerships or trusts (other than REITs) that make such direct or derivative investments. Consequently, the Fund will need to invest in securities issued by real estate-related and commodity-related businesses and IPS that are affected only indirectly by changing prices for real estate and commodities. IPS may include non-U.S. dollar denominated fixed income securities issued by foreign governments, their agencies and instrumentalities or corporations, and related derivative contracts. The Fund also may invest in fixed income securities denominated in another currency if the Advisor expects favorable global market conditions to increase the exchange rate of such currency against the U.S. dollar. IPS also may include certain CMOs that historically have outperformed other types of fixed income securities during periods of increased inflation or rising interest rates.

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The Fund may sell options on securities or financial futures contracts to earn income from the premiums. For example, the Fund may sell a put option for a security with the expectation that the price of the security will probably remain above the strike price of the option, so that the option will not be exercised. If the price of the security or contract does not behave as expected, the Fund may have to purchase the underlying security or contract for more than its market value, in the case of a put option, or sell a security or contract for less than its market value, in the case of a call option.

Rotating Markets Fund. Both in current market conditions and, more importantly, over longer time periods, the Advisor believes that rotating investments among equity market segments, each of which may be representative of one or more indices, holds the most promise of maximizing performance for Fund shareholders. The Advisor believes that a focus on investing in stocks representative of one of four equity market segments (i.e., small-cap, mid-cap, large-cap and global) will offer the greatest potential for capital appreciation. At any given time, the Fund will be invested (with the exception of cash and short-term securities) in one of the four equity market segments as selected by the Advisor from time to time.

While there is no present intention to do so, it is possible that, in the future, the Advisor will seek to add other market segments for possible investments, subject to modification of the Prospectus to reflect such a change. In addition, the Advisor will retain the flexibility to invest in growth and/or value stocks based on its expectation of what will provide the greatest potential for capital appreciation at any given time. The Advisor does not intend to concentrate in any particular industry or sector. As a result, the Advisor retains a broad mandate and discretion to invest in those stocks in a market segment that it believes are best positioned at any time to provide shareholders with capital appreciation. There is no guarantee that the Advisor will be able to predict the equity market segment that offers the greatest return or the timing of rotations among equity market segments. To the extent the Fund invests in index-based securities an investor will bear not only a proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the issuer of the index-based security. In addition, an investor will bear his proportionate share of expenses, if any, related to the distribution of the Fund’s Shares, and he/she may also indirectly bear transaction fees paid by the Fund incurred in the purchase of index-based securities. Finally, an investor should recognize that, as a result of the Fund’s ability to invest in index-based securities, he/she may receive taxable capital gains distributions to a greater extent than would be the case if he/she invested directly in the securities comprising the index.

Technical Opportunities Fund. The Fund may sell options on securities or financial futures contracts to earn income from the premiums. For example, the Fund may sell a put option for a security with the expectation that the price of the security will probably remain above the strike price of the option, so that the option will not be exercised. If the price of the security or contract does not behave as expected, the Fund may have to purchase the underlying security or contract for more than its market value, in the case of a put option, or sell a security or contract for less than its market value, in the case of a call option.

Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and pre-payment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about these and other securities in which the Funds may invest.


Fund Name	Fund Code
Tax-Free Money Market Fund	1
Money Market Fund	2
Ohio Municipal Money Market Fund	3
U.S. Treasury Money Market Fund	4
Dividend Capture Fund	5
Growth Fund	6
Income Equity Fund	7
International Equity Fund	8
Macro 100 Fund	9
Mid Corp America Fund	10
New Economy Fund	11
Real Strategies Fund	12
Rotating Markets Fund	13
Situs Fund	14
Technical Opportunities Fund	15
Fixed Income Securities Fund	16
Intermediate Government Income Fund	17
Michigan Tax-Free Fund	18
Mortgage Securities Fund	19
Ohio Tax-Free Fund	20
Short/Intermediate Fixed Income Securities Fund	21


Instrument	Fund Code	Risk Type

American Depository Receipts (ADRs): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. ADRs pay dividends in U.S. dollars. Generally, ADRs designed for trading in the U.S. securities markets.

	5-15	Market Political Foreign Investment Currency Custodial and Related Investment Costs

Asset-Backed Securities: Securities backed by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or assets.

	1-4,11,14,19,21	Prepayment Extension Market Credit Regulatory

Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	1-3,5-11,13-21	Credit Liquidity Market

Bonds: Bonds or fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a bond or a fixed income security must repay the principal amount of the security, normally within a specified time. Bonds or fixed income securities provide more regular income than equity securities. However, the returns on bonds or fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of bonds or fixed income securities as a compared to equity securities.

	1-17,19,21	Market Credit Liquidity Prepayment Extension

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. Those Funds that are authorized to write or purchase put and call options must cover such options and may buy bonds’ existing option contracts known as “closing transactions.”	5,15,19	Management Liquidity Credit Market Leverage

Certificates of Deposit: Negotiable instruments with a stated maturity.	1-3,5-11,13-20	Market Credit Liquidity

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	1-3,5-11,13-21	Credit Liquidity Market

Common Stock: Shares of ownership of a company.	5-15,19	Market

Convertible Securities: Bonds or preferred stock that convert to common stock.	5-11,13-16,19,21	Market Credit

Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.

	1-3,5-11,13,15,21	Credit Market Liquidity Management

Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swap agreements, and some mortgage-backed securities.

	5-21	Management Market Credit Liquidity Leverage

European Depositary Receipts (EDRs):  EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, EDRs are designed for trading in European securities markets.

	8,9,11-15	Market Political Foreign Investment Currency Custodial and Related Investment Costs

Exchange-Traded Commodity Funds (ETCFs): ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).	12	Market Agriculture Energy Diversification Mineral and Mining Real Estate/REIT Tax Liquidity Fee Layering

Exchange-Traded Funds (ETFs): The Funds may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.	12,13,15	Tax Liquidity Fee Layering Aggressive Investment Technique Leverage Correlation Counterparty Early close/trading halt Market Price Variance Non-diversification

Foreign Securities: Stocks issued by foreign companies including ADRs, EDRs and Global Depository Receipts (GDRs), as well as commercial paper of foreign issuers and obligations of foreign governments, companies, banks, overseas branches of U.S. banks or supranational entities.

	5-21	Market Political Foreign Investment Liquidity Currency Custodial and Related Investment Costs

Forward Foreign Currency Contracts: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated.

	5-14,16,21	Management Liquidity Credit Market Political Leverage Foreign Investment Currency Custodial and Related Investment Costs

Foreign Exchange Contracts: Spot currency trades whereby one currency is exchanged for another. The Fund may also enter into derivative contracts in which a foreign currency is an underlying contract.	8,13,14	Management Liquidity Credit Market Political Leverage Foreign Investment Currency Custodial and Related Investment Costs

Futures and Related Options: A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The aggregate value of options on securities (long puts and calls) will not exceed 10% of a Fund’s net assets at the time it purchases the options. Each Fund will limit obligations under futures, options on futures, and options on securities to no more than 25% of the Fund’s assets.

	5-21	Management Market Credit Liquidity Leverage

Global Depositary Receipts (GDRs): GDRs are securities, typically issued globally by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, GDRs are designed for trading in non-U.S. securities markets.

	8,9,11-15	Market Political Foreign Investment Currency Custodial and Related Investment Costs

Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the Fund has estimated for them. The Funds may invest up to 15% of their assets in illiquid securities.

	1-21	Liquidity Market

Index-Based Securities: Index-based securities such as iShares Russell 2000 Index Fund, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock (“NASDAQ 100”), include exchange-traded funds and represent ownership in an investment portfolio of common stocks designed to track the price, performance and dividend yield of an index, such as the Russell 2000 Index or the NASDAQ-100. Index-based securities entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less expenses.

	5-15	Market

Inflation-Protected Securities: Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

	12	Market Inflation-Protection Security Credit

Interests in Other Business Organizations: Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Internal Revenue Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (MLP) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Internal Revenue Code.

	5-6, 8-12,14-15	Market Foreign Investment Currency Custodial and Related Investment Costs Tax

Investment Company Securities: Shares of registered investment companies. These may include Huntington Money Market Fund and other registered investment companies for which the Advisor or any of their affiliates serves as investment advisor, administrator or distributor. Investment company securities may also include index-based securities. Shares of most index-based securities are listed and traded on stock exchanges at market prices, although some Shares may be redeemable at NAV for cash or securities. Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with its investment strategy. As with traditional mutual funds, index-based securities charge asset-based fees, although these fees tend to be relatively low. Index-based securities generally do not charge initial sales charges or redemption fees but investors pay customary brokerage commissions and fees to buy and sell index-based security shares. Except for the Rotating Markets Fund, Technical Opportunities Fund and Real Strategies Fund, each of the Funds generally may invest up to 5% of its assets in the Shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company and may not invest more than 10% of its assets in the Shares of other registered investment companies (“3, 5, 10% limits”). However, each of the Funds may invest up to 25% of its assets in the Interfund Shares of the Huntington Money Market Fund, pursuant to an SEC exemptive order. In addition, pursuant to new exemptive rules, the Funds may exceed the general 3, 5, 10% limits subject to certain conditions of the rules. The Rotating Markets Fund and Real Strategies Fund each may invest all or a portion of its assets in the Shares of any one investment company or investment companies, but may not own more than 3% of the securities of any one investment company. If either Fund owns more than 1% of the Shares of an investment company, that portion that exceeds 1% may be considered illiquid and would be subject to the limitation on investing in illiquid securities. As a shareholder of another investment company, the Fund will indirectly bear investment management fees and other fees and expenses of that other investment company, which are in addition to the management and other fees the Fund pays its own Advisor.

	1-21	Market

Investment-grade Securities: Securities rated BBB or higher by Standard & Poor’s; Baa or better by Moody’s; similarly rated by other; NRSROs; or, if not rated, determined to be of comparably high quality by the Advisor.

	5-21	Market Credit

Money Market Instruments: Investment-grade, U.S. dollar-denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

	1-21	Market Credit

Mortgage-Backed Securities: Bonds backed by real estate loans and pools of loans. These include CMOs and real estate mortgage investment conduits (REMICs).	4-11,13-14-21	Prepayment Market Credit Regulatory Extension

Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	19	Prepayment Market Regulatory Extension

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

	1-3,7,16-21	Market Credit Diversification Political Tax Regulatory

There are two general types of municipal bonds:

General-Obligation Bonds, which are secured by the taxing power of the issuer and Revenue Bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues which are secured by taxes on specific real estate parcels; hospital revenue; and industrial development bonds that are secured by the financial resources of a private company.

Obligations of Supranational Agencies: Securities issued by supranational agencies that are chartered to promote economic development and are supported by various governments and government agencies.	8,13,14	Credit Foreign Investment Currency Custodial and Related Investment Costs

Options on Currencies: A Fund may buy put options and sell covered call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets). A covered call option means the Fund will own an equal amount of the underlying foreign currency. Currency options help a Fund manage its exposure to changes in the value of the U.S. dollar relative to other currencies. If a Fund sells a put option on a foreign currency, it will establish a segregated account with its Custodian consisting of cash, U.S. government securities or other liquid high-grade bonds in an amount equal to the amount the Fund would be required to pay if the put is exercised.

	5-17	Management Liquidity Credit Market Political Leverage Foreign Investment Currency Custodial and Related Investment Costs

Preferred Stocks: Equity securities that generally pay dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.

	5-16,19	Market

Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate loans or interest.	5-16,19-20	Liquidity Management Market Regulatory Tax Interest Rate Prepayment Extension

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a Fund.

	1-21	Market

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-21	Market Leverage

Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities. Restricted securities may be either liquid or illiquid securities.

	1-21	Liquidity Market

Securities Lending: All Funds may each lend up to 33 1/3% of their total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily.

	1-21	Market Liquidity Leverage

Short Sales: The Fund may make short sales of securities. A short sale means selling a security the Fund does not own to take advantage of an anticipated decline in the price of the security. Once the Fund sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. If it has to buy the security back at a higher price, a loss results. Short sales are speculative in nature, and may reduce returns or increase volatility.	15	Short Sale Risk

Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	1-3,7,16-21	Credit Liquidity Market Tax

Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	1-3,5-11,13-21	Liquidity Credit Market

Treasury Receipts: Treasury receipts, Treasury investment growth receipts, and certificates of accrual of Treasury securities.	5-12,14,16	Market

Ultrashort ETFs: Ultrashort ETFs are exchange-traded funds which are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics.	15

Risks of Investing
in Ultrashort ETFs Credit
Interest Rate
Currency
Liquidity Market
Correlation
Early close/trading halt
Market Price
Variation Non-diversification
Leverage
Counterparty
Diversification
Portfolio Turnover

Unit Investment Trusts: A type of investment company, registered with the SEC under the 1940 Act, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Certain exchange-traded funds are organized as unit investment trusts.

	5-15	Market

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. Agency securities are issued or guaranteed by a federal agency or other GSE acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

	1-21	Market Credit Prepayment

GSE securities not backed by the full faith and credit of the U.S. government but that receive support through federal subsidies, loans or other benefits include the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations. Other GSE securities are not backed by the full faith and credit of the U.S. government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation. Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.	1-21	Market

Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a Fund on demand.	1-14,16-21	Credit Liquidity Market

Warrants: Securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically issued with preferred stock and bonds.	5-16,19	Market Credit

When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-21	Market Leverage Liquidity Credit

Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.

	5-17,21	Market Credit Foreign Investment Currency Custodial and Related Investment Costs

Zero-Coupon Securities: Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity.

	1-21	Credit Market Zero Coupon Liquidity Prepayment Extension

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Glossary of Investment Risks

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading “What are the main risks of investing in this Fund?” in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

Active Trading Risk. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholder, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

Agriculture Risks. The Fund’s investments in agriculture-related companies are subject to the same risks as direct investments in agricultural commodities. Agricultural commodity prices rise and fall in response to many factors, including: drought, floods, weather, diseases, embargoes, tariffs and international economic, political and regulatory developments. These factors could lead to significant and rapid fluctuations in the value of ETCFs investing in agricultural commodities or in derivative contracts for agricultural commodities. Fluctuations in prices for agricultural commodities also may affect indirectly the value of companies whose businesses depend upon or otherwise relate to such agricultural commodities.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

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Concentration Risk. When a Fund invests more than 25% of its net assets in a particular asset class (such as real estate-related or commodities-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on these Funds.

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Correlation Risk. A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds’ ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with each Fund’s daily investment objective.

Certain Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses.

Counterparty Risk. A Fund will be subject to credit risk (described below) with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProShare Advisors to be of comparable quality.

Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

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Credit Enhancement Risk. The securities in which the Funds invest may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to assure timely payment of the security; it does not protect the Funds against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.

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A single bank, bond insurer or other enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Funds that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Funds, as the Funds may invest their assets in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.

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Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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Diversification Risk. When a Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region or business sector, it is subject to increased risk. As is the case with respect to each of the single state Funds, performance will generally depend on the region’s performance, which may differ in direction and degree from that of the overall stock market. In the case of the Real Strategies Fund, performance may also depend on the performance of one or more business sectors. In addition, financial, economic, business and political developments affecting the region or sector may have a greater effect on these Funds.

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Early Close/Trading Halt Risk. An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

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Energy Risks. To the extent that a Fund invests in energy-related companies, it takes on additional risks. The Fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of the Fund’s energy-related investments, particularly ETCFs that invest in derivative contracts for fossil fuels and electricity and MLPs engaged in their production or generation, including significant and rapid increases and decreases in value from time to time.

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Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Extension Risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

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Fee Layering. The Fund is an actively managed investment fund that has management and other fees associated with its operations. The Fund may invest some or all of its assets in index-based securities that separately have their own management and other fees (such as ETCFs and investment companies), and would be borne by the Fund as an investor. This could cause the Fund’s performance to be lower than if it were to invest directly in the securities underlying such index-based securities.

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Foreign Custodial Services and Related Investment Costs. Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

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Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets.

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Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

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Hedging. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a Fund’s hedging transactions will be effective.

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Inflation-Protected Securities Risks. While IPS adjust in response to inflation as measured by a specific price index, the value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of IPS may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the IPS. IPS may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

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In addition, any increase in principal value of an IPS caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in IPS, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investment Style Risk. The risk that the particular type of investment on which a Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk. Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund’s risk of loss and potential for gain.

Liquidity Risk. Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk. The risk that a strategy used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Price Variance Risk (ETFs).  Individual shares of an ETF are listed for trading on a securities exchange and can be bought and sold in the secondary market at market prices. The market prices of ETF shares will fluctuate in response to changes in NAV and supply and demand for ETF shares. Differences between secondary market prices and NAV for ETF shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by an ETF at a particular time. There may, however, be times when the market price and the NAV vary significantly and the Fund may pay more than NAV when buying ETF shares on the secondary market, and the Fund may receive less than NAV when it sells those ETF shares. The market price of ETF shares includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular ETF. In times of severe market disruption, the bid-ask spread often increases significantly. This means that ETF shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of ETF shares is falling fastest, which may be the time that the Fund most wants to sell an ETF’s shares.

An ETF’s investment results are measured based upon the daily NAV of the ETF. Since the Fund purchases and sells ETF shares in the secondary market, the Fund may not experience investment results consistent with those experienced by those creating and redeeming directly with an ETF.

Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Mid/Small Cap Stock Risk. To the extent that a Fund invests in small cap and mid cap stocks, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, alimited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Mineral and Mining Risks. The Fund’s investments in mineral or mining-related companies are subject to the same risks as direct investments in minerals. Mineral prices rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals and minerals. These factors could lead to significant and rapid fluctuations in the value of mining companies and ETCFs investing in mineral commodities or in derivative contracts for mineral commodities. Fluctuations in prices for mineral commodities also may affect indirectly the value of other companies whose businesses depend upon or otherwise relate to such mineral commodities.

Non-diversification Risk. Certain Funds are classified as “non-diversified” under the 1940 Act, and as a non-diversified fund, a Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds. Therefore, Fund performance can be affected significantly by the performance of one or a small number of issuers. When a Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on these Funds.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Portfolio Turnover Risks. Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Prepayment Risk. Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread may cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

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Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund’s SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Risks of Investing in Ultrashort ETFs. Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF benchmark, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

The Internal Revenue Code limits a Fund’s investment in “publicly traded partnerships,” including MLPs and certain ETCFs, to not more than 25% of its assets. Federal tax regulations also limit the amount of the Fund’s income in any taxable year that may be attributable to other types of ETCFs. Failure to adhere to these limitations could require the Fund to pay taxes on all net income and gains earned in any taxable year.

Value Investing Risk. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

More information about the Funds is available free upon request, including the following:

Annual and Semi-Annual Reports

The Semi-Annual Report includes unaudited information about the performance of the Funds, portfolio holdings and other financial information. The Annual Report includes similar audited information as well as a letter from The Huntington Funds portfolio managers discussing recent market conditions, economic trends and investment strategies that significantly affected performance during the last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus. The SAI contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities.

These documents, as well as additional information about the Funds (including portfolio holdings, performance and distributions), are also available on The Huntington Funds’ website at www.huntingtonfunds.com.

Huntington Asset Advisors, Inc., a wholly owned subsidiary of The Huntington National Bank, is the Advisor to the Huntington Funds.

Laffer Investments, Inc. is the Sub-Advisor to the Huntington Macro 100 Fund.

Edgewood Services, Inc. is the Distributor and is not affiliated with The Huntington National Bank.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries:

Call

(800) 253-0412

Write

The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110

Log on the Internet

You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. The SEC’s website contains text-only versions of the Huntington Funds’ documents.

Contact the SEC

Call (202) 551-8090 about visiting the SEC’s Public Reference Room in Washington D.C. to review and copy information about the Funds.

Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

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[Logo of Huntington Funds]

The Huntington Funds Shareholder Services: 1-800-253-0412,

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The Huntington Investment Company, Member FINRA/SIPC, a Registered Investment Advisor and a wholly-owned subsidiary of Huntington Bancshares Incorporated: 1-800-322-4600

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Not A Deposit * Not FDIC Insured * May Lose Value * No Bank Guarantee * Not Insured By Any Government Agency

[Logo of Huntington Funds]

Huntington Funds Shareholder Services:
1-800-253-0412


Huntington Investment Company, Member FINRA/SIPC:
1-800-322-4600


The Huntington Funds’ Investment Company Act registration number is 811-5010.


27219 (05/08)

LIQUID GREEN ACCOUNT	Offered through Unified Fund Services Inc. 431 N. Pennsylvania Street Indianapolis, IN 46204-1806

Prospectus
May 1, 2008

Liquid Green Account utilizes Investment A Shares (“Shares”) of the Huntington Money Market Fund (“Fund”).

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

RISK/RETURN SUMMARY……………………………………………………………………………………………………………………………...
FEES AND EXPENSES OF THE FUND’S SHARES…...……………………………………………………………………….……………………
OTHER INFORMATION ABOUT THE FUND’S GOAL, STRATEGIES AND RISKS……………………………….…………………………….
ADVISOR……...……………………………………………………………………………………………….….………………………………………
FEES PAID TO ADVISOR AND AFFILIATES…………………………………………………………………………………………………………
PURCHASES AND REDEMPTIONS…………………………………………………………………………………………………………………...
DIVIDENDS, DISTRIBUTIONS AND TAXES……………………………………………………………………………………………………….....
DISTRIBUTION ARRANGEMENTS…………………………………………………………………………………………….…………………..….
FINANCIAL HIGHLIGHTS……………………………………………………………………………………………………………………………..
1 2 2 3 3 4 6 7 7

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Fund.  You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary, as well as in the Fund’s Statement of Additional Information (“SAI”).
Investment Goal:  The Fund’s investment goal is to seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments.
Principal Investment Strategies: Huntington Asset Advisors, Inc. (“Advisor”) strives to maintain a $1.00 net asset value (“NAV”) per share by investing in high quality, short-term money market instruments.
Principal Risks. The principal risks of investing in the Fund are:
Interest Rate Risk.   Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities.  Generally, when interest rates rise, prices of fixed income securities fall.
Credit Risk.  Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due.  If an issuer defaults, the Fund will lose money.

Another important thing for you to note:
An investment in the Fund is not a deposit or an obligation of The Huntington National Bank (“Bank”), its affiliates or any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE AND BAR CHART INFORMATION
The following performance table and bar chart illustrate the risks and volatility of an investment in the Fund’s Shares.  Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

PERFORMANCE TABLE
This table shows the average annual total returns of the Fund’s Shares before taxes for periods ended 12/31/07.  These returns reflect applicable sales charges (none).
1 Year	5 Years	10 Years
4.11%	2.15%	3.00%
*Since May 1, 1991.
BAR CHART
This bar chart shows changes in the performance of the Fund’s Shares on a calendar year basis.

The ‘y’ axis reflects the “% Total Return” beginning with “0” and increasing in increments of (0.40)% up to 0.60%.

The ‘x’ axis represents calculation periods from the earliest first full calendar year end of the Federated Fund’s start of business through the calendar year ended 2007. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1998 through 2007. The percentages noted are: 5.03%, 4.67%, 5.81%, 3.20%, 0.70%, 0.24%, 0.39%, 2.13%, 3.94% and 4.11% respectively.

  Best Quarter                                Q3           2000           1.49%
Worst Quarter                                Q1           2004           0.05%

For current 7-day yield information, call 1-800-408-4682.

FEES AND EXPENSES OF THE FUND'S SHARES
The following tables describe the fees and expenses you would pay if you bought and held Fund Shares.
Shareholder Fees (fees paid directly from your investment)
None (other than applicable wire transfer fees)

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets)		EXAMPLE
Investment Advisory Fees† ………………….	0.27%	1 Year…………………………	$106
Distribution (12b-1) Fees……………………	0.25%	3 Years………………………...	$331
Shareholder Service Fees………………….	0.25%	5 Years………………………..	$574
Other Expenses……………………………..	0.27%	10 Years………………………	$1,271
Total Annual Fund Operating Expenses ….	1.04%
† The Advisor is entitled to receive a maximum fee of 0.30% of the Fund’s average daily net assets. This fee is subject to breakpoints as the Fund’s assets increase. See section entitled “Fees Paid to Advisor and Affiliates”.

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in Fund Shares for the time periods indicated and then redeem your Shares at the end of those periods.  The Example also assumes that each year your investment has a 5% return and that the Fund’s expenses remain the same.  Your actual costs and returns may be higher or lower

OTHER INFORMATION ABOUT THE FUND’S GOAL, STRATEGIES AND RISKS
This section of the Prospectus provides a more complete description of the investment goal, principal strategies and risks of the Fund.
Please note:
Additional descriptions of the Fund’s strategies and investments, as well as other strategies and investments not described below, may be found in the Fund’s SAI.
•	The Fund’s investment goal is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding shares. There is no guarantee that the Fund will achieve its investment goal.
•	Except as noted, the Fund’s investment strategies are not fundamental and thus can be changed without a shareholder vote.
Investment Goal and Strategies
The Fund’s investment goal is to seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments.
The Advisor strives to maintain a $1.00 NAV per share by investing in commercial paper and U.S. government agency notes, and other short-term money market instruments, which may include municipal securities, that are either rated in the highest rating category by a nationally recognized statistical rating organization or unrated and deemed to be of comparable quality by the Advisor.  In managing the portfolio, the Advisor determines an appropriate dollar weighted average maturity range for the Fund (currently between 25 and 60 days) and endeavors to diversify the portfolio across market sectors. (Like all money market funds, the Fund’s dollar-weighted average maturity range may extend up to 90 days when the Advisor deems it necessary).
The Advisor employs a top-down analysis of economic and market factors to select Fund investments. In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.
The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”). Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not.  GSE securities not backed by the full faith and credit of the U.S. government include those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. GSE securities that are supported by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association. Finally, the Fund may invest in GSE securities that are not backed by the full faith and credit of the U.S. government and have no explicit financial support.  Such securities include those issued by the Farm Credit System and the Financing Corporation.
As a general matter, the Fund complies with SEC money market rules that impose strict requirements on the investment quality, maturity and diversification of the Fund’s holdings.

Risk Considerations
Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following risks:
Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate.  The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity Risk. Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Prepayment Risk. Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal.  Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans.  These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available.  Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall.  Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield.  The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread).  An increase in the spread will cause the price of the mortgage backed security to decline.  Spreads generally increase in response to adverse economic or market conditions.  Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

ADVISOR
The Board of Trustees (“Trustees”) of The Huntington Funds (“Trust”) are responsible for generally overseeing the conduct of the Fund’s business.  The Advisor’s address is Huntington Center, 41 South High Street, Columbus, Ohio 43215, and (together with its predecessor) has served as the Fund’s investment advisor since the Fund’s inception.  The Advisor is a separate, wholly-owned subsidiary of the Bank. As of December 31, 2007, the Advisor had assets under management of $16.3 billion.
Subject to the supervision of the Trustees of the Fund, the Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Fund.  Through its portfolio management team, the Advisor makes the day-to-day investment decisions and continuously reviews and administers the investment programs of the Fund.
The Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated (“HBI”), a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2007, the Bank had assets of $54 billion.

FEES PAID TO ADVISOR AND AFFILIATES
The Advisor and its affiliates provide the Fund with advisory, administration, transfer agency, accounting and custodian services.
A discussion of the Trustees’ review of the investment advisory agreements with the Trust is available in the Fund’s Annual Report for the period ended December 31, 2007.
The Fund pays the Advisor management fees as a percentage of average daily net assets (ADNA) as follows:

Tiered	Annual Rate
Up to $500 million	0.30%
On the next $500 million	0.25%
On excess of $1 billion	0.20%

Administration Services
The Bank provides administration services at the following annual rate of the ADNA of the Fund:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Fund
0.135%	on the first $4 billion
0.125%	on the next $3 billion
0.115%	on assets in excess of $7 billion
There is no minimum annual fee per Fund or class of Shares.
The Advisor and its affiliates may pay out of their own reasonable resources and profits, fees or other expenses for shareholder and/or recordkeeping services and/or marketing support.

Federated Services Company, a wholly-owned subsidiary of Federated Investors, Inc., serves as sub-administrator to the Fund, assisting with the provision of administrative services necessary to operate the Fund. Out of the fees paid by the Fund, the Bank pays Federated Services Company fees for its sub-administrative services.

Financial Administration and Portfolio Accounting Services
The Bank is entitled to receive a maximum fee of 0.0425% of the Fund’s ADNA for financial administration and portfolio accounting services (subject to a minimum annual fee of $9,000 for each additional class of Shares of any Fund with more than one class of Shares).
The Bank has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (“Citi”). Out of the fees paid to it by the Fund, the fees the Bank pays Citi for these services based on the ADNA of the Fund, subject to minimum fees in certain circumstances.

Custody Services
The Bank serves as the Fund’s custodian and receives a maximum fee of 0.026% of the Fund’s ADNA, plus out-of-pocket expenses.
PFPC Trust Company serves as sub-custodian for the securities lending program and retains a portion of earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.

Transfer Agency Services
Unified Fund Services, Inc. (“Unified”), a subsidiary of Huntington, is transfer and dividend disbursing agent for the Fund.
Pursuant to a definitive agreement of purchase signed on December 31, 2006, Unified became a wholly owned subsidiary of HBI. For its services, Unified is entitled to receive a yearly fixed amount per shareholder account, subject to yearly minimum fees per portfolio and/or share class. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.
Shareholder Servicing Fee
Investment A Shares are also subject to a fee of 0.25% of the ADNA, which may be paid to financial intermediaries and/or the Bank for administration/shareholder services.

PURCHASES AND REDEMPTIONS
Pricing of Shares

The price at which the Fund will offer or redeem its Shares is the NAV determined after the order is considered received.  The Fund attempts to stabilize its NAV per Share at $1.00 by valuing its portfolio securities using the amortized cost method.  These valuation methods are more fully described in the Fund’s SAI.
The Fund calculates its NAV per Share at 1:00 p.m. Eastern Time.
In addition, the Fund reserves the right to allow the purchase and redemption of Shares on any other day on which regular trading in money market instruments is taking place.  On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase and redemption orders must be received on that day, to the time of such closing.
Purchasing Shares
You may purchase Shares of the Fund on any business day when the Federal Reserve Bank, the NYSE and the principal bond markets (as recommended by the Bond Market Association) are open, and as discussed under “Pricing of Shares,” above. In connection with the sale of the Fund’s Shares, the Fund's Distributor, Edgewood Services, Inc. (“Edgewood”) may from time to time offer certain items of nominal value to any shareholder.

How to Buy Shares
1.	Minimum investment requirements:
•	$1,000 for initial investments outside the Systematic Investment Program (“SIP”)
•	$500 for initial investments through an IRA Account
•	$50 for initial investments through the SIP
•	$50 for subsequent investments (including IRA Accounts)
These minimum investment requirements may be waived under certain circumstances for certain investors, including, but not limited to, investments in connection with cash sweep arrangements and for IRA Accounts.
2.	Call
•	Unified Fund Services, Inc. at
(800) 408-4682
•	Your Investment Professional

3.	Make Payment
•	By check payable to “Liquid Green Account” and send directly to:

Liquid Green Account
c/o Unified Fund Services
P.O. Box 6110
Indianapolis, IN  46206-6110

Note:  Checks must be made payable to Liquid Green Account.  Third party checks will not be accepted.
(The Fund will treat your order as having been received once the Fund receives your check).

OR

•	By Federal funds wire to:

Huntington National Bank, N.A.
ABA #044000024
Liquid Green Account
Account #01892240239
Further Credit:  Shareholder name and account number
(The Fund will treat your order as having been received immediately upon receipt by its transfer agent).

OR

•	By check or Federal funds wire, through Unified or your financial institution

•	Through the SIP
(Once you become a participant in the SIP, your investments will be made automatically at your requested intervals.)

Other methods of acceptable payment are discussed in the SAI.
Call Unified at (800) 408-4682 if you have any questions about purchasing Shares.

Systematic Investment Program (SIP)
You may invest on a regular basis in Fund Shares through the SIP.  To participate, you must open an account with the Fund by calling Unified at (800) 408-4682, request and complete an application, and invest at least $50 at periodic intervals.  This Program may not be available to accounts established through certain financial institutions, and minimum investment requirements may differ.
Please contact Unified for more details.
Once you have signed up for SIP, the Fund will automatically withdraw money from your bank account and invest it in Shares of the Fund.  Your participation in SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Other Information
With regard to investments in the Fund, you will begin earning dividends on the day your order is received if Unified receives payment in federal funds before 1:00 p.m. (Eastern Time).  Investments in the Fund made by check, automated clearing house (“ACH”) or SIP are considered received when the payment is converted to federal funds (normally the next business day).  Orders placed through an intermediary must be received and transmitted to the Fund before the applicable cut-off time in order for Shares to be purchased that day.  It is the intermediary’s responsibility to transmit orders promptly; however, you should allow sufficient time for orderly processing and transmission.

The Fund reserves the right to suspend the sale of Fund Shares temporarily and the right to refuse any order to purchase Fund Shares.

If the Fund receives insufficient payment for a purchase, or the Fund does not receive payment within three (3) business days, or your check doesn’t clear, the Fund will cancel the purchase and may charge you a fee.  In addition, you will be liable for any losses or fees incurred by the Fund or it transfer agent.

Redeeming Shares
You may redeem Fund Shares on any business day when the Federal Reserve Bank, the NYSE and the principal bond markets are open, and as discussed under “Pricing of Shares,” above.

How to Redeem Shares
1.	Call (To redeem Shares by phone, you must have completed the appropriate section on your account application).
•	Unified at (800) 408-4682
•	Your Investment Professional

OR

Write
Liquid Green Account
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN  46206-6110

OR

Write a Check
In an amount of at least $250 from your Fund account (You may not use a check to close an account).

You may write checks payable to any payee in any amount of $250 or more.  You may present up to three checks per month for payment free of charge.  Additional checks will result in a charge of $0.30 per check.  Daily dividends will continue to accrue on the Shares redeemed by check until the day the check is presented for payment.

2.	Provide the required information
•	The name of the Fund (Liquid Green Account)
•	Specify the Share class (Investment A)
•	Your account number
•	The name and address on your account
•	Your bank’s wire transfer information (for wire transfers)
•	The dollar amount or number of Shares you wish to redeem
•	Your signature (for written requests)

If you request a redemption of over $50,000, request any redemption to be sent to an address other than the address on record with the Fund or Transfer Agent, or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a New Technology Medallion Signature Guarantee in order to redeem.
In order to redeem Shares on a particular day, the Fund must receive your request before 1:00 p.m. (Eastern Time).  Proceeds from the redemption of Shares purchased by check, ACH, or SIP will be delayed until the purchase has cleared, which may take up to ten business days.
For Fund shareholders who request redemptions prior to 1:00 p.m. (Eastern Time), usually the proceeds will be wired on the same day or a check will be mailed on the following business day if the request is received by Unified by 1:00 p.m. (Eastern Time).  Shareholders will not receive that day’s dividend.  For Fund shareholders who request redemptions after the cut-off time mentioned above, usually proceeds will be wired or a check will be mailed the following business day after NAV is next determined.  However, shareholders will receive the previous day’s dividend.  Redemption requests made through financial institutions must be promptly submitted to the Fund in order to be processed by the Fund’s deadlines. Proceeds are wired to an account previously designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System.  Proceeds to be paid by check are sent to the shareholder’s address of record.  Your financial institution may offer additional arrangements for payments.  Please contact it for more details.
Systematic Withdrawal Program
You may choose to receive periodic payments from redemptions of Fund Shares through the Systematic Withdrawal Program.  Once you have signed up for the Program by calling Unified or the Fund, the Fund will automatically redeem Shares from your account and electronically send the proceeds to the bank account you specify.  This Program may not be available to accounts established through certain financial institutions, and minimum requirements may differ.  Please contact Unified for more details.
Redeeming Accounts with Balances Under $1,000
Due to the high cost of maintaining accounts with low balances, if your account balance falls below $1,000 ($500 in the case of IRA Accounts), Unified or the Fund may choose to redeem those Shares and close that account without your consent.  The Fund will not close any account which is held through a retirement plan or any account whose value falls below $1,000 as a result of changes in the Fund’s NAV.  If Unified or the Fund plans to close your account, it will notify you and provide you with 30 days to add to your account balance.  Unified may establish different requirements, such as for cash sweep arrangements.  Please contact Unified for more details.
Other Information
To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of Fund Shares temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC.  The Fund also reserves the right to postpone payment for more than seven days where payment for Shares to be redeemed has not yet cleared.
The Fund may terminate or modify the methods of redemption at any time. In such case, you will be promptly notified.
Telephone Transactions
You may redeem Shares by simply calling Unified at (800) 408-4682.

If you call before 1:00 p.m. (Eastern Time) your redemption will be wired to you the same day.  You will not receive that day’s dividend.

If you call after 1:00 p.m. (Eastern Time), your redemption will be wired to you the following business day.  You will receive that day’s dividend.

Unified may record your telephone instructions.  If it does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Checkwriting
You may request checks from Unified to redeem your Fund Shares.  Your account will continue to receive the daily dividend declared on the Shares being redeemed until the check is presented for payment.

Frequent Trading Policies
Given the short-term nature of the Fund’s investments and its use of the amortized cost method for calculating the NAV of Fund Shares, the Fund does not anticipate that, in the normal case, frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders.  For this reason and because the Fund is intended to be used as liquid short-term investments, the Fund’s policies or procedures to discourage frequent or short-term trading does not apply to the Fund’s Shares.  However, the Fund may limit or terminate the availability of purchases or exchanges to a shareholder and may bar the shareholder from purchasing or exchanging shares of the Fund and other Huntington non-money market funds if the Fund’s management or Advisor determines from the amount, frequency or pattern of purchases and redemptions or exchanges that the shareholder is engaged in excessive trading that is or could be detrimental to the Huntington non-money market funds and their shareholders.
Portfolio Holdings Information
You can access summary portfolio composition information concerning the Fund’s portfolio holdings in the “Fund Fact Sheets” option under the “Fund Shareholders” or “Prospective Investors” pages of The Huntington Funds’ website at www.huntingtonfunds.com.  This information is prepared as of the end of each quarter, is posted on the website approximately 30 days after the end of the quarter, and remains there until replaced by the information for the succeeding quarter.  The summary portfolio composition information may include the following types of information, but is subject to change:  identification of the Fund’s top ten holdings, and percentage breakdowns of the portfolio holdings by sector, and/or credit quality, as applicable.

In addition, the Fund’s annual and semiannual reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters.  You may request copies at www.huntingtonfunds.com or by calling 1-800-253-0412.  The Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund’s first and third fiscal quarters.  Each of these fiscal quarter reports contains complete listings of the Fund’s portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may obtain a copy by calling The Huntington Funds at its toll-free number of 1-800-253-0412.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions
The Fund declares dividends on investment income daily and pays them monthly.  Any distributions of net capital gains would be made annually.  See “Purchasing Shares – Other Information” above for when you are entitled to start receiving dividends, and “Redeeming Shares – How to Redeem Shares” for when you will no longer be entitled to receive dividends.  All dividends and distributions payable to a holder of Fund Shares will be automatically reinvested in additional Fund Shares, unless the shareholder elects to receive cash payments.

Taxes
The Fund intends to distribute substantially all of its net investment income (including any net realized capital gains) to its shareholders at least annually.  Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares.  If there are any distributions representing long-term capital gains, they will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the Shares.

Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

DISTRIBUTION ARRANGEMENTS
Edgewood Services, Inc., (“Distributor”) whose address is 5800 Corporate Drive, Pittsburgh, PA 15237, serves as the Distributor of the Fund. The Distributor is a subsidiary of Federated Investors, Inc.
From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Fund.
The Trust has adopted a Distribution Plan under Rule 12b-1 that allows it to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of its shares.  These fees may be paid to the Distributor, the Adviser and their affiliates. The maximum 12b-1 fee is 0.25% of the Fund’s Investment A Shares average daily net assets.  The Fund may waive or reduce the maximum amount of Rule 12b-1 fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.
Shareholder Services
The Trust has entered into an agreement with the Bank pursuant to which the Bank will perform certain shareholder support services with respect to the Fund.

In consideration for such services, the Bank is paid a fee by the Fund at a maximum annual rate of up to 0.25% of the Fund’s Investment A Shares average daily NAV. However, some or all of this fee may be paid to Unified for shareholder services it provides to its Liquid Green Account customers.
Additional Payments to Financial Intermediaries
The Distributor, the Advisor and their affiliates may pay out of their own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders.  The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell Shares of the Fund to you.  These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.  These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement.  You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor, their affiliates, or the Fund and any services the financial intermediary provides.  The SAI contains additional information on the types of additional payments that may be paid.

FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s financial performance for the past five fiscal years ended December 31.  Certain information reflects financial results for a single Fund Share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been derived from the Fund’s financial statements, which, for the years ended December 31, 2007, 2006, 2005 and 2004, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.  The information for the year ended December 31, 2003 was  audited by another independent registered public accounting firm.

(For a Share outstanding throughout each period)	Investment A Shares
	Year Ended December 31
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.04	0.04	0.02	--¹	--¹
Distributions to shareholders from net investment income	(0.04)	(0.04)	(0.02)	--¹	--¹
Distributions to shareholders from net realized and unrealized gain on investments	--¹	--¹	--	------	--
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	4.11%	3.94%	2.13%	0.39%	0.24%
Net expenses	1.04%	1.07%	1.06%	0.95%	0.91%
Net investment income	4.02%	3.92%	2.11%	0.38%	0.24%
Gross expenses (2)	1.04%	1.07%	1.07%	1.08%	1.08%
Net assets, end of period (in thousands)	$528,326	$406,510	$219,767	$217,570	$244,477
1 Amount is less than $0.005
2 Prior to reimbursements.

An SAI dated May 1, 2008, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-408-4682.

These documents and additional information about the Fund (including portfolio holdings, performance and distributions) are available on The Huntington Funds’ website at www.huntingtonfunds.com.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make other inquiries:

Call 1-800-408-4682

Write
Liquid Green Account
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110

Log on to the Internet
The SEC’s website, www.sec.gov, contains text-only versions of the Trust’s and Fund’s documents.

Contact the SEC
Call 1-202 551-8090 about visiting the SEC’s Public Reference Room in Washington DC to review and copy information about the Fund (including the SAI).  Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee, to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

Edgewood Services, Inc. is the Distributor and is not affiliated with the Advisor or Unified.

The Fund’s Investment Company Act registration number is 811-5010

Cusip 446327108
G27718-01 (5/08)

INTERFUND SHARES PROSPECTUS
HUNTINGTON MONEY MARKET FUND

  May 1, 2008
The Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

Huntington Funds

How to Read This Prospectus

The Huntington Funds (“Trust”) is a mutual fund family that offers different classes of shares in separate investment portfolios (“Funds”).

The Trust was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”).  The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds on June 23, 2006.  The Trust operates 32 separate series, or mutual funds:  21 retail portfolios and 11 variable annuity portfolios.

The Funds have various investment goals and strategies.  This Prospectus gives you important information about the Interfund Shares (“Shares”) of the Huntington Money Market Fund (“Fund”) that you should know before investing.  The Fund also offers Trust Shares, Investment A Shares, and Investment B Shares, which are offered in separate Prospectuses.  The Interfund Shares are only sold to the other retail Funds in the Trust and are not made available to the general public for investment.

Please read this Prospectus and keep it for future reference.  The Prospectus is arranged into different sections so that you can easily review the important information you should know about investing in the Fund.

                                                      Introduction
                                                          2
                                                      Fund Summary, Investment Strategy and Risks
2	Money Market Fund

Shareholder Information

5	Distribution of the Funds

6         Pricing Shares

6         Purchasing Shares

7         Exchanging Shares

7         Redeeming Shares

More About The Huntington Funds

8         Management of the Trust

9         Dividends and Distributions

10         Tax Consequences

12         Investment Practices

16         Glossary of Investment Risks

For more information about The Huntington Funds, please see the last page of this Prospectus

This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

Introduction

As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Fund is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank. It is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own. The Fund’s investment objective is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding shares. Unless otherwise noted, the Fund’s investment strategies are not fundamental and may be changed by the Trust’s Board of Trustees (“Trustees”).

The portfolio manager invests the Fund’s assets in a way that he or she believes will help the Fund achieve its goal. A portfolio manager’s judgments about the securities markets, economy and companies, and his or her investment selection, may cause the Fund to underperform other funds with similar objectives.

Fund Summary, Investment Strategy and Risks

                                                                                     Money Market Fund
Fund Summary
Investment Goal
To seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments

Investment Focus
High-quality, short-term debt securities

Principal Investment Strategy
Maximize current income while preserving capital

Share Price Volatility
Low

Investment Strategy
The Fund’s investment objective is to seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments.

Huntington Asset Advisors, Inc. (“Advisor”) strives to maintain a $1.00 net asset value (“NAV”) per share for the Fund by investing in commercial paper and U.S. government agency notes, and other short-term money market instruments, which may include municipal securities that are either rated in the highest rating category by a Nationally Recognized Statistical Rating Organization or unrated and deemed to be of comparable quality by the Advisor. In managing the portfolio, the Advisor determines an appropriate dollar weighted average maturity range for the Fund (currently between 25 and 60 days) and endeavors to diversify the portfolio across market sectors. (Like all money market funds, the Fund’s dollar-weighted average maturity range may extend up to 90 days when the Advisor deems it necessary). The Advisor employs a top-down analysis of economic and market factors to select Fund investments. In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.

The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”).  Some GSE securities are backed by the full faith and credit of the United States government and some GSE securities are not.   GSE securities not backed by the full faith and credit of the U.S. government include those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits.  GSE securities that are supported by the full faith and credit of the U.S. government, include those issued by the Government National Mortgage Association. Finally, the Fund may invest in  GSE securities that are not backed by the full faith and credit of the United States government and have no explicit financial support.  Such securities include those issued by the Farm Credit System and the Financing Corporation.

For a more complete description of the securities in which the Fund can invest, please see “Investment Practices.”

Investor Profile
Short-term or risk-averse investors seeking our typically highest-yielding money market fund

What are the main risks of investing in this Fund?
Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

Interest Rate Risk: Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

Credit Risk: Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

For more information about risks, please see the “Glossary of Investment Risks.”

An investment in the Fund is not a deposit or an obligation of The Huntington National Bank, its affiliates or any bank, and it is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Interfund Shares for each full calendar year that the Shares were in existence.

Performance Bar Chart and Table

The ‘y’ axis reflects the “% Total Return” beginning with “0” and increasing in increments of (0.40)% up to 0.60%.

The ‘x’ axis represents calculation periods from the earliest first full calendar year end of the Federated Fund’s start of business through the calendar year ended 2007. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2002 through 2007. The percentages noted are: 1.21%%, 0.57%, 0.78%, 2.64%, 4.46% and 4.63% respectively.

Best Quarter	Q3 2006	1.19%
Worst Quarter	Q4 2003	0.10%

This table shows the Fund’s average annual total returns for Interfund Shares, periods ended December 31, 2007.

Average Annual Total Returns
(for the periods ended December 31, 2007)

	1 Year	5 Year	Since Class Inception*
Money Market Fund — Interfund Shares	4.63%	2.60%	2.37%
*	Since September 4, 2001.
Yield

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-253-0412.

Fees and Expenses

The following table describes the fees and expenses you would pay if you bought and held Fund Shares.
Shareholder Fees (fees paid directly from your investment)
None (other than applicable wire transfer fees)

Annual Fund Operating Expenses (expenses deducted from the Fund’s assets)	Interfund Shares

Investment Advisory Fee†	0.27%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	0.54%

*	Does not include any wire transfer fees, if applicable.

† The Advisor is entitled to receive a maximum fee of 0.30% of the Fund’s average daily net assets. This fee is subject to breakpoints as the Fund’s assets increase. See section entitled “Fees Paid to Advisor and Affiliates”.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Interfund Shares	$55	$173	$302	$677

Shareholder Information

Before you invest, we encourage you to carefully read the Fund profile included in this Prospectus and consider whether the Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision.

Choosing a Share Class

The Fund offers different classes of shares, each of which has different expenses and other characteristics. One class of Fund shares—Interfund Shares—is offered in this prospectus. Three other classes of Fund shares—Trust Shares, Investment A Shares, and Investment B Shares—are offered in separate prospectuses and each has its own expense structure. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of Interfund Shares:

Interfund Shares
•No sales charges.
•No Distribution (Rule 12b-1) fees.
•Available only for purchase by the other Funds of the Trust.

                                                     Distribution of the Funds

Edgewood Services, Inc. (“Distributor”), whose address is 5800 Corporate Drive, Pittsburgh, PA 15237, serves as the Distributor of the Fund.  From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Fund.

                                                     Pricing Shares

The Fund calculates the NAV per Interfund Share for the Fund as follows: at 1:00 p.m. Eastern Time.

The Fund attempts to stabilize the NAV per Interfund Share at $1.00 by valuing its portfolio securities using the amortized cost method. These valuation methods are more fully described in the Fund’s Statement of Additional Information (“SAI”).

The Fund is open for business on any day the NYSE is open, except for Columbus Day and Veterans' Day. The Fund is closed on the following NYSE holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In addition, the Fund reserves the right to open for business and allow the purchase, redemption, and exchange of Shares on any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day, to the time of such closing.

                                                     Purchasing Shares

You may purchase Interfund Shares on any business day when the Federal Reserve Bank, the NYSE and the principal bond markets (as recommended by the Bond Market Association) are open, and as discussed above.

Your purchase order is priced at the next NAV calculated after your order is received by the Fund or its designated agent. If your order is received by the Fund or its designated agent before 1:00 p.m. (Eastern Time) and the Fund receives payment in federal funds by the close of the Federal Reserve wire system, you will begin earning dividends that day. Investments in the Fund made by check, Automated Clearing House (“ACH”) or Systematic Investment Program (“SIP”) will begin earning dividends when the payment is converted to federal funds (normally the next business day).

Additional Information
The Fund reserves the right to suspend the sale of Interfund Shares temporarily and the right to refuse any order to purchase Interfund Shares.

If the Fund receives insufficient payment for a purchase, or the Fund does not receive payment within three (3) business days, or your check doesn’t clear, it may cancel the purchase and you may be liable for any losses to the Fund. In addition, you will be liable for any loses or fees incurred by the Fund or its Transfer Agent in connection with the transaction.

How to Buy Interfund Shares
1.  Call

▪	Your Huntington Account Administrator

▪	The Huntington Investment Company

▪	Your Investment Professional

2.  Make Payment

By Federal funds wire to:

Huntington National Bank NA
ABA #044000024
Huntington Fund
Account #01892228947
Shareholder Name
Shareholder Account Number

(The Trust will treat your order as having been received immediately upon receipt by its transfer agent)

                                                      Exchanging Shares

Interfund Shares may not be exchanged for other shares of the Fund or any other funds.

                                                     Redeeming Shares

You may redeem Interfund Shares on any business day when the Federal Reserve Bank, the NYSE and the principal bond markets are open and on certain other trading days described above.

The price at which the Fund will redeem an Interfund Share will be its NAV next determined after the order is considered received.

For shareholders who request redemptions prior to 1:00 p.m. (Eastern Time), usually the proceeds will be wired on the same day or a check will be mailed on the following business day. For shareholders who request redemptions after the cut-off time mentioned above, usually proceeds will be wired or a check will be mailed the following business day after NAV is next determined. Redemption requests made through The Huntington Investment Company or a Huntington Account Administrator will be promptly submitted to the Fund. Proceeds are wired to an account designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System. Proceeds to be paid by check are sent to the shareholder’s address of record.

To the extent permitted by federal securities laws, the Fund reserves the right to suspend the redemption of Interfund Shares temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC. The Fund also reserves the right to postpone payment for more than seven days where payment for Interfund Shares to be redeemed has not yet cleared.

Note: Proceeds from the redemption of Shares purchased by check, ACH, or SIP will be delayed until the purchase has cleared, which may take up to ten business days.

The Fund may terminate or modify the methods of redemption at any time. In such case, you will be promptly notified.

How to Redeem Interfund Shares

1. Call (You must have completed the appropriate section on your account application)

▪	The Huntington Investment Company at (800) 322-4600;

▪	Your Huntington Account Administrator; or
▪	Your Investment Professional.

Frequent Trading Policies
Given the short-term nature of the Fund’s investments and its use of the amortized cost method for calculating the NAV of Fund Shares, the Fund does not anticipate that, in the normal case, frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders.  For this reason and because the Fund is intended to be used as liquid short-term investments, the Fund’s policies or procedures to discourage frequent or short-term trading do not apply to the Fund’s Shares.  However, the Fund may limit or terminate the availability of purchases or exchanges to a shareholder and may bar the shareholder from purchasing or exchanging shares of the Fund and other Huntington non-money market funds if the Fund’s management or Advisor determines from the amount, frequency or pattern of purchases and redemptions or exchanges that the shareholder is engaged in excessive trading that is or could be detrimental to the Huntington non-money market funds and their shareholders.

Portfolio Holdings Information
You can access summary portfolio composition information concerning the Fund’s portfolio holdings in the “Fund Fact Sheets” option under the “Fund Shareholders” or “Prospective Investors” pages of The Huntington Funds website at www.huntingtonfunds.com.  This information is prepared as of the end of each quarter, is posted on the website approximately 30 days after the end of the quarter, and remains there until replaced by the information for the succeeding quarter.  The summary portfolio composition information may include the following types of information, but is subject to change:  identification of the Fund’s top ten holdings, and percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country, as applicable.

In addition, the Fund’s Annual and Semi-Annual reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters.  You may obtain copies at www.huntingtonfunds.com or by calling 1-800-253-0412.  The Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund’s first and third fiscal quarters.  Each of these fiscal quarter reports contains complete listings of the Fund’s portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may obtain a copy by calling The Huntington Funds at 1-800-253-0412. These reports on Form N-Q and the Fund’s Annual and Semi-Annual reports are also posted on the Fund’s website at www.huntingtonfunds.com.

More About The Huntington Funds

                                                     Management of the Trust

The Trustees of the Trust are responsible for generally overseeing the conduct of the Fund’s business. The Advisor, whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as investment advisor to the Fund pursuant to an investment advisory agreement.

Investment Advisor

Subject to the supervision of the Trustees, the Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Fund.

The Advisor, a separate, wholly owned subsidiary of The Huntington National Bank, is the investment advisor to The Huntington Funds. As of December 31, 2007, the Advisor had assets under management of $16.3 billion. The Advisor (and its predecessor) has served as investment advisor to the Trust since 1987.

The Huntington National Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated (“HBI”), a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2007, The Huntington National Bank had assets of $54 billion.

Fees Paid To Advisor and Affiliates

The Advisor and its affiliates provide the Fund with advisory, administration, transfer agency, accounting and custodian services.
A discussion of the Trustees’ review of the investment advisory agreements with the Trust is available in the Fund’s Annual Report for the period ended December 31, 2007.

The Fund pays the Advisor management fees as a percentage of average daily net assets (ADNA) as follows:

Tiered	Annual Rate
Up to $500 million	0.30%
On the next $500 million	0.25%
On excess of $1 billion	0.20%

Administration Services
The Huntington National Bank provides administration services at the following annual rate of the ADNA of the Fund:
Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Fund
0.135%	on the first $4 billion
0.125%	on the next $3 billion
0.115%	on assets in excess of $7 billion

There is no minimum annual fee per Fund or class of Shares.

The Advisor and its affiliates may pay out of their own reasonable resources and profits, fees or other expenses for shareholder and/or recordkeeping services and/or marketing support.

Federated Services Company, a wholly-owned subsidiary of Federated Investors, Inc., serves as subadministrator to the Fund, assisting with the provision of administrative services necessary to operate the Fund. Out of the fees paid by the Fund, the Huntington National Bank pays Federated Services Company fees for its sub-administrative services.

Financial Administration and Portfolio Accounting Services
The Huntington National Bank is entitled to receive a maximum fee of 0.0425% of the Fund’s ADNA for financial administration and portfolio accounting services (subject to a minimum annual fee of $9,000 for each additional class of Shares of any Fund with more than one class of Shares).

The Huntington National Bank has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (“Citi”). Out of the fees paid by the Fund, The Huntington National Bank pays Citi for these services are based on the level of average net assets of the Fund for the period, subject to minimum fees in certain circumstances.

Custody Services
The Huntington National Bank serves as the Fund’s custodian and receives a maximum fee of 0.26% of the Fund’s ADNA, plus out-of-pocket expenses. PFPC Trust Company serves as sub-custodian for the securities lending program and retains a portion of earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans.
Transfer Agency Services
Unified Fund Services, Inc. (“Unified”), a subsidiary of Huntington, is transfer and dividend disbursing agent for the Fund.

Pursuant to a definitive agreement of purchase signed on December 31, 2006, Unified became a wholly owned subsidiary of HBI. For its services, Unified is entitled to receive a yearly fixed amount per shareholder account, subject to yearly minimum fees per portfolio and/or share class. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Dividends and Distributions

The Fund declares dividends on investment income daily and pays them monthly. The Fund also makes distributions of net capital gains, if any, at least annually.

Distribution Options

All dividends and distributions payable to a holder of Interfund Shares will be automatically reinvested in additional Interfund Shares, unless the shareholder makes an alternative election to receive some or all distributions in cash. Shareholders may choose to reinvest any capital gains distributions, but receive all other distributions in cash.

Tax Consequences

There are many important tax consequences associated with investment in the Fund offered by this Prospectus. The following is a brief summary of certain income tax consequences relating to an investment in the Fund, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

Federal Income Taxes

Taxation of Distributions

The Fund offered by this prospectus intends to distribute substantially all of its net investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the Shares.  Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price paid).

Avoid Withholding Tax

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and proceeds of sales, exchanges, or redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) or otherwise fails to meet certain requirements imposed by the IRS. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

Financial Highlights

The financial highlights table that follows is intended to help you understand the Fund’s financial performance for the fiscal years ended December 31. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which, for the years ended December 31, 2007, 2006, 2005 and 2004, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.  The information for years or periods ended on or before December 31, 2003 has been audited by another independent registered public accounting firm.

Financial Highlights

Money Market Fund
	Money Market Fund Interfund Shares Year Ended December 31,
(For a share outstanding throughout the period)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.05	0.04	0.03	0.01	0.01
Net realized and unrealized gain on investments	_(¹)	(¹)	__	__	__
Distributions to shareholders from net investment income	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (²)	4.63%	4.46%	2.64%	0.78%	0.57%
Ratio of net expenses to average net assets	0.54%	0.57%	0.56%	0.58%	0.58%
Ratio of net investment income to avaerage net assets	4.51%	4.36%	2.64%	0.82%	0.56%
Net assets, end of period (000 omitted)	$60,548	$40,803	$35,266	$30,004	$26,196

(1) Amount is less than $0.005
(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

Investment Practices
The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the principal securities and techniques the Fund uses, as well as the main risks they pose. Following the table is a more complete discussion of each risk. You may also consult the SAI for more details about these and other securities in which the Fund may invest.
Instrument	Risk Type
Asset-Backed Securities: Securities backed by company receivables, home equity loans, truck and auto loans, leases,  credit card receivables and other securities backed by other types of receivables or assets.
Pre-payment Extension Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	Credit Liquidity Market
Bonds: Bonds or fixed income securities pay interest, dividends or  distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a bond or a fixed income security must repay the principal amount of the security, normally within a specified time. Bonds or fixed income securities provide more regular income than equity securities. However, the returns on bonds or fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of bonds or fixed income securities as a compared to equity securities.
Market Credit Liquidity Pre-payment Extension
Certificates of Deposit: Negotiable instruments with a stated maturity.	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	Credit Liquidity Market
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
Credit Market Liquidity Management
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the Fund has estimated for them. The Fund may invest up to 15% of its total assets in illiquid securities.
Liquidity Market
Investment Company Securities: Shares of registered investment companies. These may include other registered investment companies for which the advisor or any of their affiliates serves as investment advisor, administrator or distributor. The Fund may invest up to 5% of its assets in the shares of any one registered investment company. The Fund may not, however, own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the shares of other registered investment companies. As a shareholder of an investment company, the Fund will indirectly bear investment management fees and other fees and expenses of that investment company, which are in addition to the management and other fees the fund pays its own Advisor.
Market
Money Market Instruments: Investment-grade, U.S. dollar-denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
Market Credit
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, and obligations of municipal housing authorities (single family revenue bonds). There are two general types of municipal bonds: General-Obligation Bonds, which are secured by the taxing power of the issuer and Revenue Bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (“COPs”); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (“Mello-Roos”) issues which are secured by taxes on specific real estate parcels; hospital revenue; and industrial development bonds that are secured by the financial resources of a private company.
Market Credit Diversification Political Tax Regulatory
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by the Fund.
Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.
Market Leverage

Instrument	Risk Type
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities. Restricted securities may be either liquid or illiquid securities.
Liquidity Market
Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	Credit Liquidity Market Tax
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	Credit Liquidity Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government.  Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States government and some GSE securities are not.  GSE securities backed by the full faith and credit of the United States government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

GSE securities not backed by the full faith and credit of the United States government but that receive support through federal subsidies, loans or other benefits include the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.  Other GSE securities are not backed by the full faith and credit of the United States government and have no explicit financial support including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.
Investors regard agency securities as having low credit risks, but not as low as Treasury securities.
The Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.
Market Credit Pre-payment
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.	Market
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to the Fund on demand.	Credit Liquidity Market
Instrument	Risk Type
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	Market Leverage Liquidity Credit

Zero-Coupon Securities: Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity.
Credit Market Zero Coupon Liquidity Pre-payment Extension

Glossary of Investment Risks

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading “What are the main risks of investing in this Fund?” in the Fund profile. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.

Call Risk.  Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.
If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.
Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s credit assessment.
Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate.  The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Diversification Risk: When a Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region or business sector, it is subject to increased risk. As is the case with respect to each of the single state Funds, performance will generally depend on the region’s performance, which may differ in direction and degree from that of the overall stock market. In the case of the Real Strategies Fund, performance may also depend on the performance of one or more business sectors. In addition, financial, economic, business and political developments affecting the region or sector may have a greater effect on these Funds.

Extension Risk.  Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.  However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Leverage Risk. Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund’s risk of loss and potential for gain.

Liquidity Risk. Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk. The risk that a strategy used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment Risk. Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.
Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield.  The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread).  An increase in the spread may cause the price of the mortgage backed security to decline.  Spreads generally increase in response to adverse economic or market conditions.  Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

More information about the Fund is available free upon request, including the following:

Annual and Semi-Annual Reports
The Semi-Annual Report includes unaudited information about the performance of the Fund, portfolio holdings and other financial information.  The Annual Report includes similar audited information.

Statement of Additional Information
Provides more detailed information about the Fund and its policies including a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on The Huntington Funds’ website at www.huntingtonfunds.com.

HUNTINGTON ASSET ADVISORS, INC., a wholly owned subsidiary of The Huntington National Bank, is the Advisor to the Fund.

EDGEWOOD SERVICES, INC. is the Distributor and is not affiliated with The Huntington National Bank.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make other inquiries:

Call (800) 253-0412

Write
Huntington Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

Log on to the Internet
The Huntington Funds’ website is www.huntingtonfunds.com. The SEC’s website, www.sec.gov, contains text-only versions of The Huntington Funds’ documents.

Contact the SEC
Call (202) 551-8090 about visiting the SEC’s Public Reference Room in Washington DC to review and copy information about the Funds.

Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

The Huntington Funds’ Investment Company Act registration number is 811-5010.

Cusip 446327496
Huntington Funds Shareholder Services: 1-800-253-0412

Huntington Investment Company, Member FINRA/SIPC, a Registered Investment Advisor and a wholly-owned subsidiary of Huntington Bancshares Incorporated: 1-800-322-4600

u Not FDIC Insured u No Bank Guarantee u May Lose Value

1400075

THE HUNTINGTON FUNDS

HUNTINGTON TAX-FREE MONEY MARKET FUND
(FORMERLY, HUNTINGTON FLORIDA TAX-FREE MONEY FUND)
HUNTINGTON MONEY MARKET FUND
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
HUNTINGTON U.S. TREASURY MONEY MARKET FUND

HUNTINGTON DIVIDEND CAPTURE FUND
HUNTINGTON GROWTH FUND
HUNTINGTON INCOME EQUITY FUND
HUNTINGTON INTERNATIONAL EQUITY FUND
HUNTINGTON MACRO 100 FUND
HUNTINGTON MID CORP AMERICA FUND
HUNTINGTON NEW ECONOMY FUND
HUNTINGTON REAL STRATEGIES FUND
HUNTINGTON ROTATING MARKETS FUND
HUNTINGTON SITUS FUND
(FORMERLY, HUNTINGTON SITUS SMALL CAP FUND)
HUNTINGTON TECHNICAL OPPORTUNITIES FUND
HUNTINGTON FIXED INCOME SECURITIES FUND
HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
HUNTINGTON MICHIGAN TAX-FREE FUND
HUNTINGTON MORTGAGE SECURITIES FUND
HUNTINGTON OHIO TAX-FREE FUND
HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND

INVESTMENT A SHARES
INVESTMENT B SHARES
TRUST SHARES
INTERFUND SHARES

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) contains information which may be of interest to investors in The Huntington Funds (Trust) but which is not included in the applicable Prospectuses for Investment A Shares, Investment B Shares, Trust Shares, or Interfund Shares. This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectuses dated May 1, 2008, for Investment A Shares, Investment B Shares, Trust Shares, and Interfund Shares. This SAI should be read together with the applicable Prospectuses.  The SAI incorporates by reference the Funds’ Annual Report for the fiscal year ended December 31, 2007.  Investors may obtain a free copy of a Prospectus or Annual Report by writing the Funds at, The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206, or by telephoning toll free 800-253-0412. These documents are also available on the Funds’ website at www.huntingtonfunds.com.  Capitalized terms used but not defined in this SAI have the same meanings as set forth in the Prospectuses.

MAY 1, 2008

HOW ARE THE FUNDS ORGANIZED?	4
SECURITIES IN WHICH THE FUNDS INVEST	5
INVESTMENT PRACTICES	12
Adjustable Rate Notes	12
American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Continental Depositary Receipts (CDRs) and Global Depositary Receipts (GDRs)	12
Asset backed Securities (Non mortgage)	13
Common Stock	13
Convertible Securities	13
Corporate Debt	13
Credit Enhanced Securities	14
Defensive Investments	14
Equity Securities	14
Exchange-Traded Commodity Funds (ETCFs)	14
Exchange-Traded Funds (ETFs)
Fixed Income Securities	15
Foreign Currency Options	15
Foreign Currency Transactions	15
Forward Foreign Currency and Foreign Currency Futures Contracts	16
Foreign Securities	17
Futures Contracts and Options on Futures Contracts	18
Index Based Securities	20
Index Futures Contracts and Options on Index Futures Contracts	21
Inflation-Protected Securities	22
Interests in Other Business Organizations	22
Money Market Instruments	23
Bank Obligations	23
Variable Rate Demand Notes	24
Money Market Mutual Funds	24
Mortgage Dollar Roll Transactions	24
Mortgage related Securities	25
Options	27
Preferred Stock	30
Real Estate Investment Trusts (REITs)	30
Repurchase Agreements	30
Restricted and Illiquid Securities	30
Reverse Repurchase Agreements	31
Securities of Other Investment Companies	31
Securities Lending	31
Small Cap/Special Equity Situation Securities	32
Tax Exempt Securities	32
Ultrashort ETFs	32
U.S. Government Securities	34
U.S. Treasury Security Futures Contracts and Options	34
Warrants	35
When issued and Delayed Delivery Transactions	35
Zero coupon Securities	35

INVESTMENT RISKS	36
Risks of ADRs and Domestically Traded Securities of Foreign Issuers	36
Risks of Investing in Ultrashort ETFs	36
Call Risk	36
Credit (or Default) Risk	37
Credit Enhancement Risk	37
Currency Risk	37
Derivative Contracts Risk	37
Diversification Risk	38
Equity Risk	38
Extension Risk	38
Exchange-Traded Funds Risk
Foreign Custodial Services and Related Investment Costs	38
Foreign Investment Risk	39
Index-Based Securities Risk	39
Interest Rate Risk	39
Investment Style Risk	39
Leverage Risk	40
Liquidity Risk	40
Market Risk	40
Prepayment Risk	40
Real Estate/REIT Risk	40
Security Specific Risk	40
Special Risk Factors Applicable to the Ohio Municipal Money Market Fund and the Ohio Tax Free Fund	40
Special Risk Factors Applicable to the Michigan Tax Free Fund	41
INVESTMENT RESTRICTIONS	41
PORTFOLIO TURNOVER	44
WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?	44
VOTING PROXIES ON FUND PORTFOLIO SECURITIES	61
PORTFOLIO HOLDINGS INFORMATION	63
CODE OF ETHICS	65
FEES PAID BY THE FUNDS FOR SERVICES	70
PRINCIPAL HOLDERS OF SECURITIES	72
DETERMINATION OF NET ASSET VALUE	79
TAXES	81
PERFORMANCE INFORMATION	88
FINANCIAL STATEMENTS	98
INVESTMENT RATINGS	99
APPENDIX	103
ADDRESSES	104

DEFINITIONS

For convenience, we will use the following terms throughout this SAI.

“Advisers Act”	--	Investment Advisers Act of 1940.
"Advisor"	--	Huntington Asset Advisors, Inc., the Trust's investment advisor.
“Code”	--	Internal Revenue Code of 1986, as amended.
"Distributor"	--	Edgewood Services, Inc., the Trust's distributor.
"Equity Funds"	--
Dividend Capture Fund, Growth Fund, Income Equity Fund, International Equity Fund, Macro 100 Fund, Mid Corp America Fund, New Economy Fund, Real Strategies Fund, Rotating Markets Fund, Situs Fund and Technical Opportunities Fund.

"Federated"	--	Federated Services Company, the Trust's sub-administrator.
"Funds"	--	Each of the separate investment portfolios of the Trust.
"Huntington Bank"	--	The Huntington National Bank, the administrator, fund accountant and custodian of the Funds.
"Income Funds"	--	Fixed Income Securities Fund, Intermediate Government Income Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund and Short/Intermediate Fixed Income Securities Fund.
"Independent Trustees"	--	Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act.
“Interested Trustees”	--	Trustees who are “interested persons” of the Trust, as defined in the 1940 Act.
"Money Market Funds"	--	Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund.
“1940 Act”	--	The Investment Company Act of 1940.
"NRSRO"	--	Nationally Recognized Statistical Ratings Organization such as Moody’s Investor Service (Moody’s) or Standard & Poor's (S&P).
"Prospectus"	--	Each of the separate Prospectuses of the Funds.
"Single State Funds"	--	Ohio Municipal Money Market Fund, Ohio Tax-Free Fund and Michigan Tax-Free Fund.
“Sub-Advisor”	--	Laffer Investments, Inc., the Macro 100 Fund’s investment advisor.
"Tax-Exempt Funds"	--	Tax-Free Money Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund and Michigan Tax-Free Fund.

HOW ARE THE FUNDS ORGANIZED?

Each Fund covered by this SAI is a diversified portfolio of the Trust, except for the Tax-Exempt Funds, Real Strategies Fund and Technical Opportunities Fund, which are non-diversified portfolios of the Trust. The Trust was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the "Original Trusts").  The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds on June 23, 2006.  The Trust is registered under the 1940 Act, as an open-end management investment company. The Trust may offer separate series of Shares representing interests in separate portfolios of securities. The Trust operates 32 separate series, or mutual funds, each with its own investment objective and strategy. A separate Prospectus and Statement of Additional Information offer 11 variable annuity portfolios.

Effective August 15, 2007, the Huntington Florida Tax-Free Money Fund changed its name to the Huntington Tax-Free Money Market Fund in connection with changes to its investment strategies and policies from a Florida state specific money market fund to a national money market fund.

Effective January 24, 2008, the Huntington Situs Small Cap Fund changed its name to the Huntington Situs Fund in connection with changes to its investment strategy to focus on U.S. and foreign equity securities whose situs, or geographical locations, give them a competitive advantage and the potential to outperform, regardless of market capitalization. While smaller companies tend to be best positioned to outperform due to situs factors and the Fund will be permitted to invest an unlimited percentage of its assets in equity securities of small capitalization companies, the Fund will no longer be required to invest at least 80% of its assets in equity securities of small capitalization companies.

The Board of Trustees (“Trustees”) has established four classes of Shares of the Funds. All of the Funds offer Investment A Shares and Trust Shares. All of the Income Funds, the Equity Funds, and the Huntington Money Market Fund offer Investment B Shares. Only the Huntington Money Market Fund offers Interfund Shares. This SAI relates to all classes of Shares.

SECURITIES IN WHICH THE FUNDS INVEST
In pursuing its investment strategy, each Fund may invest in the following types of securities for any purpose that is consistent with the Fund’s investment goal. Following is a table that indicates which types of securities are:

P = Principal investment of a Fund;
A = Acceptable (but not principal) investment of a Fund; or
N = Not an acceptable investment of a Fund.

MONEY MARKET FUNDS	Tax-Free Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund	U.S. Treasury Money Market Fund
Fixed Income Securities
Treasury Receipts	N	N	N	N
U.S. Treasury Obligations	A	A	A	P
U.S. Government Agency Securities	A	P	A	A
Bonds	A	A	A	A
Certificates of Deposit	A	A	A	N
Corporate Debt Securities	A	A	A	N
Commercial Paper	A	P	A	N
Demand Notes	A	A	A	N
Taxable Municipal Securities	A	A	A	N
Mortgage-backed Securities	N	N	N	A
Asset Backed Securities (Non-mortgage)	A	A	A	A
Zero Coupon Securities	A	A	A	A
Bankers' Acceptances	A	A	A	N
Credit Enhancement	A	A	A	N
Tax Exempt Securities
General Obligation Bonds	P	A	P	N
Special Revenue Bonds	P	A	P	N
Tax Exempt Commercial Paper	A	A	A	N
Tax Increment Financing Bonds	A	A	A	N
Municipal Notes	P	A	P	N
Variable Rate Instruments	P	A	P	A
Municipal Leases	A	A	A	N
Special Transactions
Repurchase Agreements	A	A	A	P
Reverse Repurchase Agreements	A	A	A	A
Delayed Delivery Transactions	A	A	A	A
Securities Lending	A	A	A	A
Illiquid Securities	A	A	A	A
Restricted Securities	A	A	A	A
Time Deposits	A	A	A	N
When-Issued Securities	A	A	A	A
Investment Company Securities	A	A	A	A

EQUITY FUNDS	Dividend Capture Fund	Growth Fund	Income Equity Fund	International Equity Fund
Equity Securities
Common Stocks	P	P	P	P
Preferred Stocks	P	P	P	P
Real Estate Investment Trusts	P	A	A	A
Warrants	A	A	A	A
Other Business Organizations	A	A	N	A
Index-Based Securities/ETFs	A	A	A	A
Fixed Income Securities
Treasury Receipts	A	A	A	A
U.S. Treasury Obligations	A	A	A	A
U.S. Government Agency Securities	A	A	A	A
Bonds	A	A	A	A
Certificates of Deposit	A	A	A	A
Corporate Debt Securities	A	A	A	A
Commercial Paper	A	A	A	A
Demand Notes	A	A	A	A
Mortgage-backed Securities	A	A	A	A
Asset Backed Securities (Non-mortgage)	N	N	N	N
Zero Coupon Securities	A	A	A	A
Bankers' Acceptances	A	A	A	A
Investment Grade Securities	A	A	A	A
Convertible Securities	A	A	A	A
Tax Exempt Securities
General Obligation Bonds	N	N	A	N
Special Revenue Bonds	N	N	A	N
Tax Exempt Commercial Paper	N	N	A	N
Tax Increment Financing Bonds	N	N	A	N
Municipal Notes	N	N	A	N
Variable Rate Instruments	A	A	A	A
Municipal Leases	N	N	A	N
Foreign Securities
American Depository Receipts	A	A	A	A
European Depository Receipts	N	N	N	A
Global Depository Receipts	N	N	N	A
Foreign Forward Currency Contracts	A	A	A	A
Foreign Exchange Contracts	N	N	N	A
Obligations of Supranational Agencies	N	N	N	A
Derivative Contracts
Call and Put Options	A	A	A	A
Futures Contracts	A	A	A	A
Options	A	A	A	A
Options on Currencies	A	A	A	A

EQUITY FUNDS (Continued)	Dividend Capture Fund	Growth Fund	Income Equity Fund	International Equity Fund
Special Transactions
Repurchase Agreements	A	A	A	A
Reverse Repurchase Agreements	A	A	A	A
Delayed Delivery Transactions	A	A	A	A
Securities Lending	A	A	A	A
Illiquid Securities	A	A	A	A
Restricted Securities	A	A	A	A
Time Deposits	A	A	A	A
When-Issued Securities	A	A	A	A
Yankee Bonds	A	A	A	A
Investment Company Securities	A	A	A	A

EQUITY FUNDS (Continued)	Macro 100 Fund	Mid Corp America Fund	New Economy Fund
Equity Securities
Common Stocks	P	P	P
Preferred Stocks	A	A	A
Real Estate Investment Trusts	A	A	A
Warrants	A	A	A
Other Business Organizations	A	A	A
Index-Based Securities/ETFs	A	A	A
Fixed Income Securities
Treasury Receipts	A	A	A
U.S. Treasury Obligations	A	A	A
U.S. Government Agency Securities	A	A	A
Bonds	A	A	A
Certificates of Deposit	A	A	A
Corporate Debt Securities	A	A	A
Commercial Paper	A	A	A
Demand Notes	A	A	A
Mortgage-backed Securities	A	A	A
Asset Backed Securities (Non-mortgage)	N	N	A
Zero Coupon Securities	A	A	A
Bankers’ Acceptances	A	A	A
Investment Grade Securities	A	A	N
Convertible Securities	A	A	A
Tax Exempt Securities
General Obligation Bonds	N	N	N
Special Revenue Bonds	N	N	N
Tax Exempt Commercial Paper	N	N	N
Tax Increment Financing Bonds	N	N	N
Municipal Notes	N	N	N
Variable Rate Instruments	A	A	A
Municipal Leases	N	N	N
Foreign Securities
American Depository Receipts	A	A	A
European Depository Receipts	A	N	A
Global Depository Receipts	A	N	A
Foreign Forward Currency Contracts	A	A	A

EQUITY FUNDS (Continued)	Macro 100 Fund	Mid Corp America Fund	New Economy Fund
Foreign Exchange Contracts	N	N	N
Obligations of Supranational Agencies	N	N	N
Derivative Contracts
Call and Put Options	A	A	A
Futures Contracts	A	A	A
Options	A	A	A
Options on Currencies	A	A	A
Special Transactions
Repurchase Agreements	A	A	A
Reverse Repurchase Agreements	A	A	A
Delayed Delivery Transactions	A	A	A
Securities Lending	A	A	A
Illiquid Securities	A	A	A
Restricted Securities	A	A	A
Time Deposits	A	A	A
When-Issued Securities	A	A	A
Yankee Bonds	A	A	A
Investment Company Securities	A	A	A

EQUITY FUNDS	Situs Fund	Technical Opportunities Fund	Real Strategies Fund	Rotating Markets Fund
Equity Securities
Common Stocks	P	P	P	P
Preferred Stocks	A	A	A	A
Real Estate Investment Trusts	A	A	P	A
Warrants	A	A	A	A
Other Business Organizations	A	A	A	N
Index-Based Securities/ETFs	A	P	P	P
Fixed Income Securities
Treasury Receipts	A	A	A	A
U.S. Treasury Obligations	A	A	A	A
U.S. Government Agency Securities	A	A	A	A
Bonds	A	A	A	A
Certificates of Deposit	A	A	A	A
Corporate Debt Securities	A	A	A	A
Commercial Paper	A	A	A	A
Demand Notes	A	A	A	A
Mortgage-backed Securities	A	A	A	A
Asset Backed Securities (Non-mortgage)	A	N	A	N
Zero Coupon Securities	A	A	A	A
Bankers' Acceptances	A	A	A	A

EQUITY FUNDS (Continued)	Situs Fund	Technical Opportunities Fund	Real Strategies Fund	Rotating Markets Fund
Inflation-Protected Securities	N	N	N	N
Investment Grade Securities	A	A	A	A
Convertible Securities	A	A	A	A
Tax Exempt Securities
General Obligation Bonds	N	N	N	N
Special Revenue Bonds	N	N	N	N
Tax Exempt Commercial Paper	N	N	N	N
Tax Increment Financing Bonds	N	N	N	N
Municipal Notes	N	N	N	N
Variable Rate Instruments	A	N	N	A
Municipal Leases	N	N	N	N
Foreign Securities
American Depository Receipts	A	A	P	A
European Depository Receipts	A	A	A	A
Global Depository Receipts	A	A	A	A
Foreign Forward Currency Contracts	A	A	A	A
Foreign Exchange Contracts	A	A	A	A
Obligations of Supranational Agencies	A	A	A	A
Derivative Contracts
Call and Put Options	A	A	A	A
Futures Contracts	A	A	A	A
Options	A	A	A	A
Options on Currencies	A	A	A	A
Special Transactions
Repurchase Agreements	A	A	A	A
Reverse Repurchase Agreements	A	A	A	A
Delayed Delivery Transactions	A	A	A	A
Securities Lending	A	A	A	A
Illiquid Securities	A	A	A	A
Restricted Securities	A	A	A	A
Time Deposits	A	A	A	A
When-Issued Securities	A	A	A	A
Yankee Bonds	A	A	A	A
Investment Company Securities	A	A	A	A

INCOME FUNDS	Fixed Income Securities Fund	Intermediate Government Income Fund	Michigan Tax-Free Fund
Fixed Income Securities
Treasury Receipts	A	N	N
U.S. Treasury Obligations	A	P	A
U.S. Government Agency Securities	P	P	A
Bonds	A	A	N
Certificates of Deposit	A	A	A
Corporate Debt Securities	P	A	N
Commercial Paper	A	A	A
Demand Notes	A	A	A
Taxable Municipal Securities	A	A	A
Mortgage-backed Securities	A	P	A
Mortgage Dollar Rolls	A	A	N
Asset Backed Securities (Non-mortgage)	A	A	N
Zero Coupon Securities	A	A	A
Bankers' Acceptances	A	A	A
Credit Enhancement	A	A	A
Investment Grade Securities	A	A	A
Convertible Securities	A	N	N
Tax Exempt Securities
General Obligation Bonds	A	A	P
Special Revenue Bonds	A	A	P
Tax Exempt Commercial Paper	A	A	A
Tax Increment Financing Bonds	A	A	A
Municipal Notes	A	A	A
Variable Rate Instruments	A	A	A
Municipal Leases	A	A	A
Foreign Securities
Foreign Forward Currency Contracts	A	N	N
Derivative Contracts
Futures Contracts	A	A	A
Options	A	A	A
Options on Currencies	A	A	N
Special Transactions
Repurchase Agreements	A	A	A
Reverse Repurchase Agreements	A	A	A
Delayed Delivery Transactions	A	A	A
Securities Lending	A	A	A
Illiquid Securities	A	A	A
Restricted Securities	A	A	A
Time Deposits	A	A	A
When-Issued Securities	A	A	A
Yankee Bonds	A	A	N
Investment Company Securities	A	A	A
Equity Securities
Common Stocks	N	N	N

INCOME FUNDS (Continued)	Fixed Income Securities Fund	Intermediate Government Income Fund	Michigan Tax-Free Fund
Preferred Stocks	A	N	N
Real Estate Investment Trusts	A	N	A
Warrants	A	A	N
Index-Based Securities/ETFs	N	N	N

INCOME FUNDS (Continued)	Mortgage Securities Fund	Ohio Tax-Free Fund	Short/ Intermediate Fixed Income Securities Fund
Fixed Income Securities
Treasury Receipts	N	N	N
U.S. Treasury Obligations	A	A	P
U.S. Government Agency Securities	A	A	P
Bonds	A	N	A
Certificates of Deposit	A	A	A
Corporate Debt Securities	A	N	P
Commercial Paper	A	A	A
Demand Notes	A	A	A
Taxable Municipal Securities	A	A	A
Mortgage Dollar Rolls	A	A	N
Mortgage-backed Securities	P	N	A
Asset Backed Securities (Non-mortgage)	A	N	A
Zero Coupon Securities	A	A	A
Bankers' Acceptances	A	A	A
Credit Enhancement	A	A	A
Investment Grade Securities	A	A	A
Convertible Securities	A	N	A
Tax Exempt Securities
General Obligation Bonds	A	P	A
Special Revenue Bonds	A	P	A
Tax Exempt Commercial Paper	A	A	A
Tax Increment Financing Bonds	A	A	A
Municipal Notes	A	A	A
Variable Rate Instruments	A	A	A
Municipal Leases	A	A	A
Foreign Securities
Foreign Forward Currency Contracts	N	N	A
Derivative Contracts
Futures Contracts	A	A	A
Options	A	A	A
Options on Currencies	N	N	N
Special Transactions
Repurchase Agreements	A	A	A
Reverse Repurchase Agreements	A	A	A
Delayed Delivery Transactions	A	A	A
Securities Lending	A	A	A
Illiquid Securities	A	A	A

INCOME FUNDS (Continued)	Mortgage Securities Fund	Ohio Tax-Free Fund	Short/ Intermediate Fixed Income Securities Fund
Restricted Securities	A	A	A
Time Deposits	A	A	A
When-Issued Securities	A	A	A
Yankee Bonds	N	N	A
Investment Company Securities	A	A	A
Equity Securities
Common Stocks	A	N	N
Preferred Stocks	A	N	N
Real Estate Investment Trusts	A	N	N
Warrants	A	A	N
Index-Based Securities/ETFs	N	N	N

INVESTMENT PRACTICES

The Prospectuses discuss the principal investment strategies of the Funds. Below you will find more detail about the types of investments and investment practices permitted by each Fund, as noted in the preceding table, including those which are not part of a Fund's principal investment strategy.

Adjustable Rate Notes

The categories of Fixed Income Securities and Tax Exempt Securities may include "adjustable rate notes," which include variable rate notes and floating rate notes. For Money Market Fund purposes, a variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note's market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate securities may have provisions that allow them to be tendered back to remarketing agents at par value plus accrued interest.  Liquidity for these securities is provided by irrevocable letters of credit and stand-by purchase agreements. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or insured as to payment of principal and interest. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund's limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

 American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Continental Depositary Receipts (CDRs) and Global Depositary Receipts (GDRs)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  ADRs include American Depositary Shares and New York Shares.  EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer.  GDRs are issued globally and evidence a similar ownership arrangement.  Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets.  ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security.  Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-backed Securities (Non-mortgage)

Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

Corporate Debt (Including Bonds, Notes and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more NRSROs. See the Appendix to this SAI for a description of these ratings.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.  Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Credit-Enhanced Securities

Credit-enhanced securities are securities whose credit rating has been enhanced, typically by the existence of a guarantee, letter of credit, insurance or unconditional demand feature. In most cases, the Advisor evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer") rather than the issuer. However, except where prohibited by Rule 2a-7 under the 1940 Act, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. A default on the underlying security or other event that terminates a demand feature prior to its exercise will adversely affect the liquidity of the underlying security.

The Money Market Funds are subject to the diversification requirements relating to credit-enhanced securities imposed by Rule 2a-7 of the 1940 Act. The Ohio Municipal Money Market Fund may not invest, with respect to 75% of its total assets, more than 10% of its total assets in the credit-enhanced securities of one credit enhancer.

Defensive Investments

At times the Advisor may determine that conditions in securities markets may make pursuing a Fund's principal investment strategies inconsistent with the best interests of the Fund's shareholders. At such times, the Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these temporary "defensive" strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which the Advisor considers to be of comparable quality to the acceptable investments of the Fund and other investments which the Advisor considers consistent with such strategies. In the case of the Single State Funds, a Fund's alternative strategies may give rise to income which is not exempt from federal or state taxes.

Equity Securities

Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which the Advisor believes have common stock characteristics, such as rights and warrants.

Exchange-Traded Commodity Funds (ETCFs)

ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

Exchange-Traded Funds

The Funds may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-related securities, tax-exempt securities and any other securities which provide a stream of fixed payments to the holder.

Foreign Currency Options (also see "Options")

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (so-called "OTC options"), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See "Foreign Currency Transactions."

Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes a Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors maybe disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

Foreign Currency Transactions

Foreign currency transactions include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see "Forward Foreign Currency and Foreign Currency Futures Contracts"), and purchasing and selling options on foreign currencies (see "Foreign Currency Options"). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both "transaction hedging" and "position hedging."

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to "lock in" the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (CFTC), such as the New York Mercantile Exchange.

Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually affected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are affected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both "transaction hedging" and "position hedging." See "Foreign Currency Transactions."

Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that any Fund using foreign currency futures contracts and related options will only purchase or sell them on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency a Fund is obligated to deliver.

When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

Foreign Securities (including Emerging Markets)

Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and europaper. In addition, the Funds may invest in depositary receipts. The Funds may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Investment in foreign securities is subject to a number of special risks.

Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

The International Equity Fund, Situs Fund and Real Strategies Fund may invest in the securities of emerging market issuers. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many of such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

Each of the Equity Funds, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund may invest in foreign securities. The Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund, however, may only invest up to 10% of their net assets in non-U.S. dollar-denominated bonds.

Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a "long" position) a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a "short" position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.  Futures contracts are considered to be commodity contracts. The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a commodity pool operator under the Act.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Advisor expects to purchase for a Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on debt securities is subject to the Advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction over a very short time period.

Other risks. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Index-Based Securities

Index-based securities, such as Standard & Poor's Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”), World Equity Benchmark Shares (“WEBS”), and Dow Jones DIAMONDS (“Diamonds”), are usually interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange. In some cases, index-based securities may be organized as open-end management investment companies that issue redeemable shares, and therefore, operate like other mutual funds (“Exchange-Traded Funds or ETFs”).

A UIT will generally issue index-based securities in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities (Index Securities) of the applicable index  (Index), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (Balancing Amount) designed to equalize the NAV of the Index and the NAV of a Portfolio Deposit.

Index-based securities are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough index-based securities to reconstitute a Creation Unit (large aggregations of a particular index-based security). The liquidity of small holdings of index-based securities, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of index-based securities is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of index-based securities is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for index-based securities is based on a basket of stocks. Disruptions in the markets for the securities underlying index-based securities purchased or sold by the Portfolio could result in losses on index-based securities. Trading in index-based securities involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

Index Futures Contracts and Options on Index Futures Contracts

A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (S&P 100) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (NYSE). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). A Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund's securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, a Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier." A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund's total assets.

Inflation-Protected Securities

Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index).  If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs”, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Interests in Other Business Organizations

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (MLP) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

Money Market Instruments

Except where otherwise noted, all of the Funds may, for temporary defensive or liquidity purposes, invest up to 100% of their assets in money market instruments.

Commercial Paper and Variable Amount Master Demand Notes

Consistent with its investment objective, policies, and restrictions, each Fund may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

The commercial paper in which any of the Money Market Funds may invest is subject to the issuer diversification and quality restrictions imposed by Rule 2a-7 under the 1940 Act. The commercial paper in which the Mortgage Securities Fund may invest must be: (i) rated A-1 or better by Standard & Poor’s (S&P) or P-1 or better by Moody’s Investors Service (Moody's); or (ii) unrated, but issued by companies with outstanding debt issues rated AAA by S&P or Aaa by Moody's.

Bank Obligations

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, time deposits and similar securities.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

The Money Market Fund, Ohio Municipal Money Market Fund and Tax-Free Money Market Fund may only invest in bank obligations issued by domestic banks and U.S. branches of foreign banks subject to U.S. banking regulation. In addition, at the time of the investment, the issuing bank must have capital, surplus and undivided profits in excess of $100 million. Issuing banks of obligations in which the Mortgage Securities Fund invests must have capital, surplus and undivided profits in excess of $1 billion.

The Michigan Tax-Free Fund is limited to investing only in dollar-denominated obligations of: (i) U.S., Canadian, Asian or European banks with at least $500 million in total assets; or (ii) U.S. savings and loan associations with at least $1 billion in total assets.

Variable Rate Demand Notes

Variable rate demand notes (“VRDNs”) are unsecured, direct lending arrangements between a Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although the VRDNs are not generally traded, a Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days' notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which a Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

Each of the Funds may only invest in VRDNs which satisfy its credit requirements for commercial paper.

Other money market instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, and savings and loans, provided that such institutions have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); receipts, including Treasury Receipts, Treasury Income Growth Receipts and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; money market funds, and foreign commercial paper.

Money Market Mutual Funds

Except under limited circumstances or pursuant to an exemptive relief from the Securities and Exchange Commission (SEC), a Fund may not invest more than 10% of its total assets at any one time in the shares of other funds, 5% of its total assets in the shares of any one mutual fund, or own more than 3% of the shares of any one fund. When a Fund invests in the shares of other mutual funds, investment advisory and other fees will apply, and the investment's yield will be reduced accordingly.

Pursuant to an exemptive order, dated July 24, 2001, received from the SEC, each of the Equity Funds and the Income Funds may invest up to 25% of their respective total assets in Interfund Shares of the Huntington Money Market Fund subject to Subchapter M and insurance diversification rules as described under “Taxes” section below.

Mortgage Dollar Roll Transactions

A dollar roll transaction is a transaction through which a Fund sells certain of its securities to financial institutions such as banks and broker-dealers, and agrees to repurchase substantially similar securities at a mutually agreed upon date and price. At the time a Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and, therefore, a form of leverage. A Fund may experience a negative impact on its net asset value (NAV) if interest rates rise during the term of a dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

Mortgage-related Securities

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities and derivative securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers include originators of investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. Ginnie Maes are Mortgage Pass-Through Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

Mortgage Pass-through Securities

Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (ARMS) are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

Derivative Mortgage Securities

Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Both are considered derivative mortgage securities and are collectively referred to as "CMOs." Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, stripped mortgage-backed securities, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass- through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by a Fund in an attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates.

Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

The Mortgage Securities Fund will invest only in CMOs which are issued by agencies or instrumentalities of the U.S. Government or CMOs issued by private organizations which are rated AAA by an NRSRO.

Stripped mortgage-backed securities (SMBSs) may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities). SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or "IO" class). Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that a Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. A Fund's inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, the Advisor intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of a Fund's portfolio, while continuing to pursue current income.

Options

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. A Fund may write combinations of covered puts and calls on the same underlying security.

In general, a Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

The premium received from writing a put or call option, increases a Fund's return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which a Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which a Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option's exercise price regardless of any decline in the underlying security's market price.

By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Those Funds that are authorized to write or purchase put and call options must cover such options.

The successful use of options depends on the ability of the Advisor to forecast interest rate and market movements. For example, if a Fund were to write a call option based on the Advisor's expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Advisor's expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transaction at any particular time or at an acceptable price.

A Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the OTC markets. A Fund's ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Advisor may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature and may include healthcare facilities. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REITs’ ability to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to a Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller's obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund's interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to a Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Restricted and Illiquid Securities

Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Section 4(2) commercial paper is generally sold to institutional investors, such as mutual funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Trust believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Trust may  treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Trust intends not to subject such paper to any limitation applicable to restricted securities.

Reverse Repurchase Agreements

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Securities of Other Investment Companies

The Funds may invest in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash.  Under normal market conditions, the Rotating Markets Fund intends to invest its assets in common stocks and index-based securities in order to achieve its investment focus.  The Real Strategies Fund may invest in index based ETFs that relate to real estate- or commodities-related business sectors.

The shares of most index-based securities, including ETFs, are listed and traded on stock exchanges at market prices, although some shares may be redeemable at NAV for cash or securities.  Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with a Fund’s investment strategy.  As with traditional mutual funds, index-based securities charge asset-backed fees, although these fees tend to be relatively low.  Index-based securities generally do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell index-based securities.

Securities Lending

In order to generate additional income, each of the Funds may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds. All Funds may each lend up to 33 1/3% of their total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily. Although the loan is fully collateralized, if the borrower defaults, a Fund could lose money.

While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small Cap/Special Equity Situation Securities

Certain Funds may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the S&P 600 Small Cap Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Funds' investments are significant.

Tax-Exempt Securities

Tax-exempt securities are debt obligations the interest on which is, in the opinion of bond counsel for the issuing governmental entity or agency, excluded from gross income for federal income tax purposes. Examples of tax-exempt securities include fixed and floating or variable rate municipal obligations, tax-exempt notes, certificates of participation, trust and partnership interests in municipal obligations, tax-exempt commercial paper, stand-by commitments and private activity bonds.

Tax-exempt securities are issued to obtain monies for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which tax-exempt securities may be issued include refunding outstanding obligations, obtaining monies for general operating expenses and to lend to other public institutions and facilities. The two principal classifications of tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

Limited obligation securities are payable only from the revenues derived from a particular facility or class or facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on these bonds is the responsibility of the private user (and any guarantor).

Tax-exempt notes and tax-exempt commercial paper are generally used to provide for short-term capital needs, seasonal working capital needs of municipalities or to provide interim construction financing, and generally have maturities of one year or less. Tax-exempt notes include tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes. RANs are issued in expectation of receipt of other kinds of revenue, such as federal revenues or grants available under the federal revenue sharing programs. BANs are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Private activity bonds (sometimes called "industrial development bonds") may be issued by or on behalf of public authorities to obtain funds to support certain privately owned or operated facilities. Because dividends attributable to interest on such bonds may not be tax exempt, it may not be desirable for an investor to purchase shares of a Fund which invests in private activity bonds, if such investor is a "substantial user" of facilities which are financed by private activity bonds or industrial development bonds or a "related person" of such a substantial user.

Tax-exempt securities may be purchased through the acquisition of certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on tax-exempt securities. In such arrangements, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related tax-exempt securities must be exempt from federal income tax and applicable state income taxes to the same extent as interest on such tax-exempt securities, in the opinion of counsel to the initial seller of each such certificate or instrument.

Tax-exempt securities may also be acquired by purchasing from banks participation interests in all or part of specific holdings of tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. A Fund will have the right to sell the interest back to the bank or other financial institutions and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the Fund's participation interest in the par value of the municipal obligation plus accrued interest. the Advisor will generally exercise the demand on a letter of credit only under the following circumstances: (1) upon default of any of the terms of the documents of the municipal obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) in order to maintain a high quality investment portfolio. The selling bank may receive a fee in connection with the arrangement. Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest. A Fund which purchases a participation interest must receive an opinion of counsel or a ruling of the Internal Revenue Service stating that interest earned by it on the tax-exempt securities in which it holds such participation interest is excluded from gross income for federal regular income tax purposes and applicable state income taxes.

Prices and yields on tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of tax-exempt securities. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of tax-exempt securities in the same manner. Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

The Code imposes certain continuing requirements on issuers of tax-exempt securities regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

The Ohio Tax-Free Fund may not invest in private activity bonds if the interest is treated as a preference item for purposes of the federal alternative minimum tax (AMT). Shareholders should consult their own tax advisor regarding the potential effect on them (if any) of any investment in the Tax-Exempt Funds.

Ultrashort ETFs

Ultrashort ETFs are exchange-traded funds which are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics.

U.S. Government Securities

U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury, such as bills, notes, and bonds of the U.S. Treasury, and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury.

Other such obligations are only supported by: the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. Government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

GSE securities, not backed by the full faith and credit of the U.S. Government but that receive support through federal subsidies, loans or other benefits include the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Tennessee Valley Authority in support of such obligations.

Other GSE securities are not backed by the full faith and credit of the U.S. Government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.  A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

U.S. Treasury Security Futures Contracts and Options

U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury securities futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option. U.S. Treasury security futures contracts and options on such contracts are used to hedge against movements in the value of tax-exempt securities.

Successful use of U.S. Treasury security futures contracts depends on the ability to predict the direction of interest rate movements and the effects of other factors on the value of debt securities. For example, the sale of U.S. Treasury security futures contracts is used to hedge against the possibility of an increase in interest rates which would adversely affect the value of tax-exempt securities held in a Fund's portfolio. If, unexpectedly, the prices of the tax-exempt securities increase following a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling U.S. Treasury securities futures and the value of U.S. Treasury securities subsequently increases while the value of its tax-exempt securities decreases, the Fund will incur losses on both its U.S. Treasury security futures contracts and its tax-exempt securities. The Advisor will seek to reduce this risk by monitoring movements in markets for U.S. Treasury security futures and options and for tax-exempt securities closely.

Warrants

Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements through which a Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the purchasing Fund sufficient to make payment for the securities are segregated on the Fund's records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. A seller's failure to complete a transaction may cause a Fund to miss a desired price or yield. In addition, because of delayed settlement, a Fund may pay more than market value on the settlement date. the Advisor may choose to dispose of a commitment prior to settlement.

With the exception of the Mortgage Securities Fund, which may invest up to 35% of its total assets in securities purchased on a when-issued or delayed delivery basis, the Dividend Capture Fund, the Mid Corp America Fund, the New Economy Fund, and the Situs Fund, which may invest up to 25% of their total assets in securities purchased on a when-issued or delayed delivery basis, and the International Equity Fund and Macro 100 Fund, which have no such restrictions on total assets, none of the Funds intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of a Fund’s assets.

Zero-coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds and other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons maybe sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RISKS

There are many factors which may affect an investment in the Funds.  The Funds' principal risks are described in the Prospectus.  Additional risk factors are outlined below.

Risks of ADRs and Domestically Traded Securities of Foreign Issuers

Because the Funds (except Mortgage Securities Fund) may invest in ADRs and other domestically traded securities of foreign companies, the Funds’ Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.  Foreign companies may not provide information as frequently or to as great an extent as companies in the United States.  Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.  These factors may prevent a Fund and its Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Risks of Investing in Ultrashort ETFs

Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.  An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested.  Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF benchmark, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

Call Risk
Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit (or Default) Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate.  The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread generally will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Credit Enhancement Risk

The securities in which the Ohio Money Fund, Tax Free Money Fund, Michigan Tax Free Fund and Ohio Tax Free Fund invest may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance).  Credit enhancement is designed to assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security's value due to changes in market conditions.  Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement.  If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.

A single bank, bond insurer or other enhancement provider may provide credit enhancement to more than one of the Fund’s investments.  Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider.  Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest its assets in securities credit enhanced by banks or by bond insurers without limit.  Bond insurers that provide credit enhancement for large segments of the fixed income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.

Currency Risk

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a Fund’s foreign investments and the value of its Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Derivative Contracts Risk

The use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts in which a Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts may be mispriced or improperly valued and, as a result, a Fund may need to make increased cash payments to the counterparty.  Fourth, derivative contracts may cause a Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and a Fund, if the value of a Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of a Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect a Fund (for example, by increasing losses and/or costs, and/or preventing a Fund from fully implementing its investment strategies). Finally, derivative contracts may also involve other risks described in this SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Diversification Risk

When a Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region or business sector, it is subject to increased risk. As is the case with respect to each of the single state Funds, performance will generally depend on the region's performance, which may differ in direction and degree from that of the overall stock market. In the case of the Real Strategies Fund, performance may also depend on the performance of one or more business sectors. In addition, financial, economic, business and political developments affecting the region or sector may have a greater effect on these Funds.

Equity Risk

Equity risk is the risk that stock prices may fall quickly and dramatically over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and period of falling prices. Often, dramatic movements in prices occur in response to reports of a company's earnings, economic statistics or other factors which affect an issuer's profitability.

To the extent that a Fund invests in smaller capitalization stocks, it may be subject to greater risks than those associated with investment in larger, more established companies. Small companies tend to have limited product lines, markets or financial resources, and may be dependent on a small management group. Small company stocks may be subject to more abrupt or erratic price movements, for reasons such as lower trading volumes, greater sensitivity to changing conditions and less certain growth prospects. Additionally, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks also tend to be subject to greater liquidity risk, particularly during periods of market disruption, and there is often less publicly available information concerning these securities.

Extension Risk

Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Exchange-Traded Funds Risk

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF, if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Foreign Custodial Services and Related Investment Costs

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.  These risks are greater in emerging markets.

Index-Based Securities Risk

An investment in index-based securities generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.  The price of index-based securities can fluctuate up or down, and the Funds could lose money investing in index-based securities if the prices of the securities owned by the index-based security go down.  In addition, index-based securities that are exchange-traded may be subject to the following risks that do not apply to conventional funds: (i) the market price of an index-based security’s shares may trade above or below their NAV; (ii) an active trading market for an index-based security’s shares may not develop or be maintained; or (iii) trading of an index-based security’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit-breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.  However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investment Style Risk

The risk that the particular type of investment on which a Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk

Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund’s risk of loss and potential for gain.

Liquidity Risk

Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Market Risk

Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. The risks of investing in bonds, however, can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Prepayment Risk

Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield.  The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread).  An increase in the spread may cause the price of the mortgage-backed security to decline.  Spreads generally increase in response to adverse economic or market conditions.  Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Real Estate/REIT Risk

A Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in  enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Security-Specific Risk

Security-specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole. All Funds are subject to this type of risk.

Special Risk Factors Applicable to the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund

Since these Funds invest primarily in issuers from Ohio, the Funds may be subject to additional risks compared to funds that invest in multiple states. Ohio’s economy is relatively diversified across the manufacturing, agriculture and services sectors. However, the manufacturing sector, in particular automobile manufacturing related industries, is still a major employer within Ohio and exposes the state to the economic dislocations which occur within cyclical industries.

Special Risk Factors Applicable to the Michigan Tax-Free Fund

Since the Fund invests primarily in issuers from Michigan, the Fund may be subject to additional risks compared to funds that invest in multiple states. Although it has diversified, Michigan’s economy is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries. Any downturn in these industries may adversely affect the economy of the state.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed without a vote of a majority of the outstanding Shares of a Fund. The investment restrictions pertain to each Fund unless otherwise noted.  Each Fund:

(1)
May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3)	May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4)
May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6)
May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7)
May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.  (For all Funds except Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Michigan Tax-Free Fund, Ohio Tax-Free Fund, Real Strategies Fund and Technical Opportunities Fund).

The fundamental limitations of the Funds have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Funds also have adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in a Fund's non-fundamental limitations will be communicated to the Fund's shareholders prior to effectiveness.

Note, with respect to the Rotating Markets Fund, the Fund will not invest more than 25% of its total assets in the securities of exchange-traded funds which concentrate (i.e., invest more than 25% of their assets) in the same industry, provided that (i) through its investment in index-based securities, the Fund indirectly may invest more than 25% of its assets in one industry, and (ii) the Fund will concentrate more than 25% of its assets in investment companies. The Real Strategies Fund may also indirectly invest more than 25% of its assets in one industry indirectly through investments in index-based securities which do not concentrate in the industry.

1940 Act Restrictions. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its totals assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund.  For the Tax-Exempt Funds only, as a matter of non-fundamental policy, they will comply with the diversification requirements of Rule 2a-7, which are more rigorous.  "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

Additionally, the 1940 Act limits the Funds ability to borrow money prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

Regulatory Compliance.  The Funds may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in the Prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Money Market Funds will comply with the various requirements of Rule 2a-7 (the Rule), which regulates money market mutual funds. The Funds will determine the effective maturity of its investments according to the Rule. The Funds may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

The following are non-fundamental policies of the indicated Fund:

U.S. Treasury Money Market Fund*

•
under normal circumstances, the U.S. Treasury Money Market Fund will invest at least 80% of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in direct obligations of the U.S. Treasury and repurchase agreements collateralized by such obligations.

Income Equity Fund*

•	under normal circumstances, the Income Equity Fund will invest at least 80% of the value of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in equity securities.

Macro 100 Fund

•	under normal circumstances, the Macro 100 Fund will invest at least 80% of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in equity securities.

Mid Corp America Fund*

•
under normal circumstances, the Mid Corp America Fund will invest at least 80% of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in common stocks of mid-cap companies.

•
under normal circumstances, the Mid Corp America Fund will invest at least 80% of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in investments in the United States of America.

International Equity Fund*

•
under normal circumstances, the International Equity Fund will invest at least 80% of the value of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in equity securities.

Rotating Markets Fund

•
under normal circumstances, the Rotating Markets Fund will invest at least 80% of its “Assets” (net assets plus the amount of any borrowings for investment purposes) directly, or indirectly through index-based securities, in equity stocks comprising the equity market segment chosen by the Advisor.

Fixed Income Securities Fund*

•
under normal circumstances, the Fixed Income Securities Fund will invest at least 80% of the value of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in fixed income securities.

Intermediate Government Income Fund*

•
under normal circumstances, the Intermediate Government Income Fund will invest at least 80% of the value of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in U.S. Government securities.

Mortgage Securities Fund*

•
under normal circumstances, the Mortgage Securities Fund will invest at least 80% of the value of its “Assets” (net assets plus the amount of any borrowings for investment purposes) in mortgage-related securities, including mortgage REITs.

* Except for Rotating Markets Fund and Macro 100 Fund, the above Funds will provide shareholders with at least 60 days prior notice of any change in these policies as required by SEC Rule 35d-1. These policies shall be interpreted and implemented in accordance with its purpose, which is solely to comply with Rule 35d-1. However, the Rotating Markets Fund and Macro 100 Fund will propose the same shareholder notice on a voluntary basis.

The following investment limitations are non-fundamental policies of the Funds:

(1)	The Funds will not invest more than 15% of net assets in illiquid securities (10% in the case of money market funds).

(2)
In applying the concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); (c) asset-backed securities will be classified according to the underlying assets securing such securities; and (d) with respect to the Tax-Exempt Funds, municipal securities will not be deemed to constitute an industry. Also, to conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, a Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. Moreover, investments in bank  instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

The following investment limitations of the Dividend Capture Fund, International Equity Fund, Macro 100 Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund and Situs Fund are non-fundamental policies. The Funds will not:

(1)	Invest in companies for the purpose of exercising control.

(2)
Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by the Fund’s fundamental limitation, in aggregate amounts not to exceed 15% of total assets taken at current value at the time of the incidence of such loan, except as permitted with respect to securities lending.

(3)
Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Funds may invest in futures contracts and options on futures contracts, as disclosed in the Prospectuses) and interest in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Funds may invest in companies which invest in real estate, commodities or commodities contracts.

(4)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions.

(5)	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Fund is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Funds will have no portfolio turnover. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

For the fiscal years ended December 31, 2007 and 2006, the portfolio turnover rates for each of the following Funds were as follows:

Fund	2007	2006
Dividend Capture Fund	87%	98%
Growth Fund	86%(²)	31%
Income Equity Fund	90%	43%
International Equity Fund	25%	26%
Macro 100 Fund	153%	222%(1)
Mid Corp America Fund	11%	6%
New Economy Fund	119%(²)	50%
Real Strategies Fund	39%	N/A
Rotating Markets Fund	54%	35%
Situs Fund	22%	19%
Technical Opportunities Fund	N/A	N/A
Fixed Income Securities Fund	42%	55%
Intermediate Government Income Fund	30%	32%
Michigan Tax-Free Fund	24%	22%
Mortgage Securities Fund	17%	29%
Ohio Tax-Free Fund	15%	17%
Short/Intermediate Fixed Income Securities Fund	29%	36%

(1) The increase in the Fund’s portfolio turnover rate in 2006 is due to changes made by the portfolio management team based upon changing macroeconomic fundamentals (unudited).
(2) The portfolio turnover rate increased significantly during the period. This increase was attributable to changes in equity management staff, cashflows into and out of the Fund, as well as tactical portfolio adjustments made. The basic characteristics of the Fund’s investment strategy in terms of market capitalization, style and diversification have not changed (unaudited).

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

Trustees and Officers
The following tables give information about Independent Trustees, Interested Trustees and the senior officers of the Trust.  Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions).  Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year.  Please note that the information consolidates and includes historical information from their service as Trustee or Officer of the Original Trusts.  Unless otherwise noted, the business address of each person listed below is c/o The Huntington Funds, 5800 Corporate Drive, Pittsburgh, PA.  Unless otherwise noted, each officer is elected annually.  The Huntington Funds consists of 32 portfolios.  Each Trustee serves as Trustee for all portfolios of The Huntington Funds.

As of April 1, 2008, the Trustees and officers as a group owned less than 1% of Shares of the Trust.

Interested Trustees Background and Compensation

Name Age Positions Held with Trust Length of Time Served	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held	Total Compensation From Trust (past calendar year)
B. Randolph Bateman* Age: 52 41 South High Street Columbus, OH TRUSTEE Began Serving: February 2008	Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present). Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).	$0
Thomas J. Westerfield † Age: 52 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None.	$44,400
*B. Randolph Bateman became a Trustee effective February 14, 2008. He has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its subsidiaries.
† Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

Independent Trustees Background and Compensation

Name Age Positions Held with Trust Date Service Began	Principal Occupations During Past Five Years, Previous Position(s) and Other Directorships Held	Total Compensation From Trust (past calendar year)

David S. Schoedinger* Age: 65 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: May 1990	Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc. Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians). Other Directorships Held: None.	$50,150
Tadd C. Seitz Age: 66 TRUSTEE Began serving: June 2006	Principal Occupation: Retired. Previous Positions: Chairman and Chief Executive Officer, The Scotts Company (June 1983 – March 1995); Interim Chief Executive Officer (February 1996 – July 1996). Other Directorships Held: None	$39,650
Mark D. Shary Age: 47 TRUSTEE Began serving: June 2006	Principal Occupations: Private investor (2007 to present). Previous Position: President, Bostech Corporation (2000 to 2002); Chief Executive Officer and President, BestTransport.com, Inc. (2003 to present). Other Directorships Held: None	$44,900
William H. Zimmer, III Age: 54 TRUSTEE Began Serving: December 2006	Principal Occupation: Assistant Treasurer, Dana Corporation (September 2006 to Present) (manufacturing). Previous Positions: Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003). Other Directorships Held: None	$39,650
* David S. Schoedinger became Chairman of the Funds on April 30, 2003.
**Messrs. John M. Shary and William R. Wise retired as of April 26, 2007 pursuant to the Trust’s mandatory retirement policy.  John M. Shary’s total compensation from the Trust during 2007 was $7,500.  William R. Wise’s total compensation from the Trust during 2007 was $6,500.

OFFICERS*
Name Age Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
B. Randolph Bateman* Age: 52 41 South High Street Columbus, OH PRESIDENT Began Serving: September 2005
Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Charles L. Davis, Jr. Age: 47 1001 Liberty Avenue Pittsburgh, PA CHIEF EXECUTIVE OFFICER Began Serving: April 2003
Principal Occupations: Senior Vice President, Federated Securities Corp. (2007); Director of Mutual Fund Services, Federated Services Company (2003 to present); Director of Sales Administration, Federated Securities Corp. (2006 to present); President, Edgewood Services, Inc. (2004 to present); President, Southpointe Distribution Services, Inc. (2005 to present).

Previous Positions: Managing Director, Edgewood Services, Inc. (2000 to 2003); Director of Business Development, Federated Services Company (1998 to 1999); Business Manager, Mutual Fund Services, Federated Services Company (1993 to 1998); Director of Investor Relations, MNC Financial, Inc. (1991 to 1993).

David R. Carson Age: 49 3805 Edwards Road Suite 3805 Cincinnati, OH CHIEF COMPLIANCE OFFICER and ANTI-MONEY LAUNDERING OFFICER Began Serving: September 2005
Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of The Huntington Funds (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Capital Group Marketing Manager, Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

George Polatas Age: 45 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT Began Serving: July 2003	Principal Occupations: Assistant Vice President, Federated Services Company; Vice President and Assistant Treasurer of various funds distributed by Edgewood Services, Inc. (January 1997 to present).
Christopher E. Sabato Age: 39 TREASURER 3435 Stelzer Road Columbus, OH Began Serving: May 2005	Principal Occupation: Senior Vice President Fund Services, Citi Fund Services Ohio, Inc. (February 1993 to present).
Alicia G. Powell Age: 32 SECRETARY 1001 Liberty Avenue Pittsburgh, PA Began Serving: May 2007	Principal Occupation: Partner, Reed Smith LLP (January 2008 to present). Previous Position: Associate, Reed Smith LLP (September 2000 to January 2008).

*    Officers do not receive any compensation from the Funds.

COMMITTEES OF THE BOARD OF TRUSTEES
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	David S. Schoedinger Tadd C. Seitz Mark D. Shary (Chairman) William H. Zimmer, III
The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee also serves as the Qualified Legal Compliance Committee.
two
Nominating	David S. Schoedinger (Chairman) Tadd C. Seitz Mark D. Shary William H. Zimmer, III
The purpose of the Nominating Committee is to nominate a person or persons to serve as a member of the Board of Trustees.  The Nominating Committee will consider nominees recommended by Shareholders.  The Nominating Committee shall be comprised of all Independent Trustees. Recommendations should be submitted to the Nominating Committee in care of The Huntington Funds.
zero
Compliance	Thomas J. Westerfield (Chairman) David S. Schoedinger Tadd C. Seitz Mark D. Shary William H. Zimmer, III
The purpose of the Compliance Committee is to oversee the Trust’s compliance with the legal and regulatory requirements of the Trust’s operations including compliance with securities laws and regulations.
five
Special Proxy Voting	David S. Schoedinger Tadd C. Seitz Mark D. Shary William H. Zimmer, III	The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s Advisor.	zero

TRUSTEES OWNERSHIP OF SHARES IN A FUND AND IN THE HUNTINGTON FUNDS AS OF DECEMBER 31, 2007

(1) Name of Trustee	(2) Dollar Range of Shares Owned in a Fund	(3) Dollar Range of Shares Owned in the Huntington Funds
David S. Schoedinger		Over $100,000
Dividend Capture Fund	$10,001- $50,000
Income Equity Fund	$10,001- $50,000
Mid Corp America Fund	$10,001- $50,000
New Economy Fund	$10,001- $50,000
Rotating Markets Fund	$10,001- $50,000
Situs Fund	$10,001- $50,000
Thomas J. Westerfield		$50,001-$100,000
Money Market Fund	$1- $10,000
Dividend Capture Fund	$1- $10,000
International Equity Fund	$1-$10,000
Mid Corp America Fund	$1- $10,000
New Economy Fund	$1-$10,000
Rotating Markets Fund	$1-$10,000
Situs Fund	$1-$10,000
Tadd C. Seitz		$1- $10,000
Rotating Markets Fund	$1- $10,000
Mark D. Shary	None	None
William H. Zimmer, III	None	None

Investment Advisor

Huntington Asset Advisors, Inc. (Advisor) has served as investment advisor to the Trust since its creation on May 12, 2001, as part of a reorganization of the investment advisory services of Huntington Bank. The Advisor is a separate, wholly owned subsidiary of Huntington Bank.

Huntington Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated (HBI) and is deemed to be controlled by HBI. With $54 billion in assets as of December 31, 2007, HBI is a Maryland corporation and major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services and trust services.

Under the investment advisory agreements between the Trust and Advisor (Investment Advisory Agreements), the Advisor, at its expense, furnishes a continuous investment program for the various Funds and makes investment decisions on their behalf, all subject to such policies as the Trustees may determine. Investment decisions are subject to the provisions of the Trust's Declaration of Trust and By-laws, and of the 1940 Act. In addition, the Advisor makes decisions consistent with a Fund's investment objectives, policies, and restrictions, and such policies and instructions as the Trustees may, from time to time, establish.

The Advisor may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so for each Fund. While there can be no assurance that the Advisor will choose to make such an agreement, any voluntary reductions in the Advisor's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

The Investment Advisory Agreements provide that the Advisor shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of the Advisor.

The Investment Advisory Agreements may be terminated without penalty with respect to any Fund at any time by the vote of the Trustees or by the shareholders of that Fund upon 60 days' written notice, or by the Advisor on 90 days' written notice. An Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s). The Investment Advisory Agreements also terminate without payment of any penalty in the event of its assignment. The Investment Advisory Agreements provide that they will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Huntington.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions on Shares of the Funds.

Because of the internal controls maintained by the Advisor to restrict the flow of non-public information, the Funds' investments are typically made without any knowledge of the Advisor’s or its affiliates' lending relationships with an issuer.

Sub-Advisor

The Advisor has delegated daily management of the Macro 100 Fund’s assets to Laffer Investments, Inc.  The Sub-Advisory fee is paid by the Advisor and not by the Fund.  The address for Laffer Investments is 2909 Poston Avenue, 2nd Floor, Nashville, TN 37203.  As of December 31, 2007, Laffer Investments had assets under management of approximately $492 million.

Portfolio Manager Information

Unless otherwise noted, the following information about the Funds’ Portfolio Managers is provided as of the end of the Funds’ most recently completed fiscal year and none of the other Accounts described below has an advisory fee that is based on the performance of the account.

Dividend Capture Fund
Other Accounts Managed by B. Randolph Bateman	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	3 funds / $195,800,000
Other Pooled Investment Vehicles	0
Other Accounts	30 accounts / $510,000,000
Dollar value range of Shares owned in the Fund: None

Other Accounts Managed by Kirk Mentzer	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	3 funds / $354,748,757
Other Pooled Investment Vehicles	None
Other Accounts	25 accounts / $199,777,647
Dollar value range of Shares owned in the Fund: $50,000-$100,000

Growth Fund

Other Accounts Managed by Martina Cheung	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	2 funds / $266,000,000
Other Pooled Investment Vehicles	None
Other Accounts	125 accounts / $320,000,000
Dollar value range of Shares owned in the Fund: $10,000-$50,000

Other Accounts Managed by Jenny Jiang	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	1 fund / $243,407,3963
Other Pooled Investment Vehicles	None
Other Accounts	141 accounts / $65,228,112
b
Dollar value range of Shares owned in the Fund: None

Income Equity Fund
Other Accounts Managed by Craig J. Hardy	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	1 fund / $161,049,995
Other Pooled Investment Vehicles	None
Other Accounts	194 accounts / $371,981,551
Dollar value range of Shares owned in the Fund: $10,000-$50,000

International Equity Fund
Other Accounts Managed by Madelynn M. Matlock	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	1 fund / $308,600,000
Other Pooled Investment Vehicles	None
Other Accounts	8 accounts / $18,500,000
Dollar value range of Shares owned in the Fund: None

Macro 100 Fund
Other Accounts Managed by Dr. Arthur B. Laffer.	Total Number of Other Accounts Managed/Total Assets	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	1 fund / $9.77 million	0
Other Pooled Investment Vehicles		1 account / $2.14 million
Other Accounts	19 accounts / $366.02 million	0
Dollar value range of Shares owned in the Fund: $100,001-$500,000

Other Accounts Managed by Arthur B. Laffer, Jr.	Total Number of Other Accounts Managed/Total Assets	Number of Other Accounts Managed/Total Assets that are Subject to Performance Fees
Registered Investment Companies	1 fund / $9.77 million	0
Other Pooled Investment Vehicles		1 account / $2.14 million
Other Accounts	19 accounts / $366.02 million	0
Dollar value range of Shares owned in the Fund: $100,001-$500,000

Mid Corp America Fund
Other Accounts Managed by Christopher M. Rowane	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	1 fund / $162,457,469
Other Pooled Investment Vehicles	None
Other Accounts	386 accounts / $320,000,000
Dollar value range of Shares owned in the Fund:

New Economy Fund
Other Accounts Managed by Randy Hare	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	1 fund / $120,270,737
Other Pooled Investment Vehicles	None
Other Accounts	None
Dollar value range of Shares owned in the Fund:

Real Strategies Fund

Other Accounts Managed by Peter Sorrentino	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	2 funds / $50,000,000
Other Pooled Investment Vehicles	None
Other Accounts	111 accounts / 137,000,000
Dollar value range of Shares owned in the Fund: $10,000-$50,000

Rotating Markets Fund
Other Accounts Managed by Paul Koscik	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	2 funds / $61,882,299
Other Pooled Investment Vehicles	None
Other Accounts	217 accounts / $350,026,104
Dollar value range of Shares owned in the Fund: $100,001-$500,000

Situs Fund
Other Accounts Managed by B. Randolph Bateman	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	3 funds / $186,000,000
Other Pooled Investment Vehicles	None
Other Accounts	30 accounts / $510,000,000
Dollar value range of Shares owned in the Fund: None

Technical Opportunities Fund
Other Accounts Managed by Paul Koscik	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	1 fund / $61,882,299
Other Pooled Investment Vehicles	None
Other Accounts	217 accounts / $350,026,104
Dollar value range of Shares owned in the Fund:

Other Accounts Managed by Martina Cheung	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	2 funds / $266,000,000
Other Pooled Investment Vehicles	None
Other Accounts	125 accounts / $320,000,000
Dollar value range of Shares owned in the Fund:

Fixed Income Securities Fund
Other Accounts Managed by Kirk Mentzer	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	3 funds / $354,748,757
Other Pooled Investment Vehicles	None
Other Accounts	25 accounts / $199,777,647
Dollar value range of Shares owned in the Fund: None

Intermediate Government Income Fund
Other Accounts Managed by William G. Doughty	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	5 funds / $2,271,279,689
Other Pooled Investment Vehicles
Other Accounts	52 accounts / $833,425,167
Dollar value range of Shares owned in the Fund: $50,000-$100,000

Michigan Tax Free Fund
Other Accounts Managed by Kathy Stylarek	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	3 funds / $340,000,000
Other Pooled Investment Vehicles
Other Accounts	100 accounts / $400,000,000
Dollar value range of Shares owned in the Fund: None

Mortgage Securities Fund
Other Accounts Managed by William G. Doughty	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	5 funds / $2,271,279,689
Other Pooled Investment Vehicles
Other Accounts	52 accounts / $833,425,167
Dollar value range of Shares owned in the Fund: None

Other Accounts Managed by Gustave J. Seasongood	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	1 fund / $87,590,154
Other Pooled Investment Vehicles	None
Other Accounts	300 accounts / $413,461,320
Dollar value range of Shares owned in the Fund: None

Ohio Tax Free Fund
Other Accounts Managed by Kathy Stylarek	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	3 funds / $340 ,000,000
Other Pooled Investment Vehicles
Other Accounts	100 accounts / $400,000,000
Dollar value range of Shares owned in the Fund: None

Short/Intermediate Fixed Income Securities Fund
Other Accounts Managed by William G. Doughty	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	1 fund / $87,590,154
Other Pooled Investment Vehicles	None
Other Accounts	300 accounts / $413,461,320
Dollar value range of Shares owned in the Fund: $10,000-$50,000

Mr. Bateman is paid a fixed base salary and is eligible for a cash bonus.  Base salary is determined within a market competitive salary range, based on his experience and performance, and is reviewed annually.  The cash incentive is part of the Private Financial Capital Markets Group (PFCMG) Trust Incentive Plan (TIP).  The TIP has a monthly and quarterly award component.
•
The monthly award is based on self-generated sales or referrals that result in the opening and funding of certain types of eligible Trust account products offered by the Bank’s PFCMG, including personal and corporate trust accounts; investment management accounts for individual, corporate and eleemosynary clients; and various retirement plans.  The monthly award also is based on generating additional fees above a certain minimum amount on existing Trust accounts.  Future monthly awards may be reduced to reflect prior awards paid on accounts that are subsequently lost within 12-months.  The maximum monthly award is a percentage of the first year’s trust fees on such self-generated business.

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The quarterly award is a maximum percentage of the portfolio manager’s quarterly base salary, and is determined on whether he met 3 pre-determined groups of criteria categories with different assigned weights within his performance plan, as follows:   10% on the PFCMG division performance; 65% on the portfolio manager’s assigned Region/Business Unit performance, which is measured on income meeting projections; and 25% on individual portfolio manager meeting pre-determined performance criteria jointly established by the portfolio manager and his manager, which generally include regulatory compliance, customer service factors, sales performance, and (if applicable) management performance.  The payout on the last two components of the plan will be increased by a maximum of 20% if the portfolio manager outperforms the plans, but will be decreased by one-fourth increments to zero if the portfolio manager underperforms the goal.  Performance is measured and paid quarterly.

Goals vary, but generally involve specific and general goals, such as fund and private account asset growth; growth of the Bank’s Private Financial Group of which he is a manager; consistency of manager performance; performance against one or more pre-selected benchmarks, depending on the types of funds and private accounts for which he will have management responsibility.  Mr. Bateman is eligible for annual awards of stock options and restricted stock units on the Bank’s holding company stock, the amount of which is recommended by his manager and subject to approval by the Chief Executive Officer and the Compensation Committee of the Board of Directors of the holding company.  Mr. Bateman is eligible, but has not elected, to participate in a deferred compensation program.

Messrs. Mentzer, Rowane and Sorrentino are paid fixed base salaries and are eligible for cash incentives.  Base salary is determined and reviewed annually based on competition in the trust and investment management market.  The cash incentive is part of the Private Financial Capital Markets Group (PFCMG) Trust Incentive Plan (TIP).  The TIP has a monthly and quarterly award component.
•
The monthly award is based on self-generated sales or referrals that result in the opening and funding of certain types of eligible Trust account products offered by the Bank’s PFCMG, including personal and corporate trust accounts; investment management accounts for individual, corporate and eleemosynary clients; and various retirement plans.  The monthly award also is based on generating additional fees above a certain minimum amount on existing Trust accounts.  Future monthly awards may be reduced to reflect prior awards paid on accounts that are subsequently lost within 12-months.  The maximum monthly award is a percentage of the first year’s trust fees on such self-generated business.  Messrs. Mentzer, Rowane and Sorrentino also receives a smaller percentage on fees generated in future years.

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The quarterly award is a maximum percentage of the portfolio manager’s quarterly base salary, and is determined on whether he met three pre-determined groups of criteria categories with different assigned weights within his performance plan, as follows:  10% on the PFCMG division performance; 65% on the portfolio manager’s assigned Region/Business Unit performance, which is measured on income meeting projections; and 25% on individual portfolio manager meeting pre-determined performance criteria jointly established by the portfolio manager and his manager, which generally include regulatory compliance, customer service factors, sales performance, and (if applicable) management performance.  The payout on the last two components of the plan will be increased by a maximum of 20% if the portfolio manager outperforms the plans, but will be decreased by one-fourth increments to zero if the portfolio manager underperforms the goal.  Performance is measured and paid quarterly.

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Eligible for a quarterly incentive under the “Managed Asset Program” (MAPS) of the 2008 PFCMG investment Services Incentive Plan. Incentive is a specific number of basis points on any new assets managed under their assigned specialty area in the MAPS program. The specialty areas are as follows: Mr. Mentzer is responsible for High Yield, Mr. Rowane -- Mid Cap and Mr. Sorrentino – Options and Real Assets.

Ms. Cheung, Mr. Doughty, Mr. Hardy, Ms. Jiang, Mr. Koscik, Ms. Matlock, Mr. Seasongood, Mr. Hare and Ms. Stylarek are paid fixed base salaries and are eligible for several cash incentives, as described below. Base salary is determined within a market competitive salary range, based on the portfolio manager’s experience and performance, and is reviewed annually. Ms. Cheung, Mr. Doughty, Mr. Hardy, Ms. Jiang, Mr. Koscik, Ms. Matlock, Mr. Seasongood, Ms. Stylarek and Mr. Hare are each eligible for a monthly award based on self-generated sales or referrals that result in the opening and funding of certain types of eligible Trust account products offered by the Bank’s PFCMG, including personal and corporate trust accounts; investment management accounts for individual, corporate and eleemosynary clients; and various retirement plans. The monthly award also is based on generating additional fees above a certain minimum amount on existing Trust accounts. Future monthly awards may be reduced to reflect prior awards paid on accounts that are subsequently lost within 12 months. The maximum monthly award is a percentage of the first year’s trust fees on such self-generated business.

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Additionally Ms. Matlock and Stylarek are eligible for a quarterly incentive under the “Managed Asset Program” (MAPS) of the 2008 PFCMG Investment Services Incentive Plan. Incentive is a specific number of basis points on any new assets managed under their assigned specialty area in the MAPS program. The International area is Ms. Matlock’s specialty. The Municipal Bond area is Ms. Stylarek’s specialty.

Quarterly, if the Funds’ assets collectively grow at least 3.0% over the previous calendar quarter as a result of retail sales, or general fund performance, an incentive pool is funded at a rate of 10% of the annualized incremental advisory fees for the quarter. Assets derived from employee benefit accounts and irrevocable trusts and performance of all money market funds do not count toward asset growth for purposes of this bonus. Further, beginning January 1, 2005, assets in Tax Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund do not count toward asset growth for purposes of this bonus. Ms. Cheung, Mr. Doughty, Mr. Hardy, Ms. Jiang, Mr. Koscik, Ms. Matlock, Mr. Seasongood, Mr. Hare and Ms. Stylarek are eligible to receive equal shares of 75% of this pool along with others eligible for this incentive. The remaining 25% of this pool is distributed at the Advisor’s Chief Investment Officer’s total discretion based on his assessment of the following criteria: (1) development of publicity of the Funds, (2) coordination of relationships with the brokers who sell the Funds and (3) efficient execution of securities trades for Huntington Funds.

Ms. Cheung, Mr. Hardy, Ms. Jiang, Mr. Koscik, Ms. Matlock, Mr. Seasongood and Mr. Hare are each responsible for researching and making buy, hold and sell recommendations for individually- assigned industries. Based on the Advisor’s Chief Investment Officer’s and the Director of Research’s assessment, and at their discretion, each of these portfolio managers may be awarded an incentive of a certain percentage of his or her quarterly base salary for his or her performance as an analyst. Each portfolio manager’s performance in this regard is assessed quarterly by the Advisor’s Chief Investment Officer and the Director of Research by comparing the performance of a selected group of that portfolio manager’s recommended industry stocks to the relevant industry sector or peer group. Such industry sector or peer group is selected and changed by the Chief Investment Officer from time to time at his sole discretion.

As noted above, Ms. Cheung, Mr. Hardy, Ms. Jiang, Mr. Koscik, Ms. Matlock, Mr. Seasongood, Mr. Hare and Ms. Stylarek are the portfolio managers for other accounts in addition to the portfolios of the Funds they manage. Each such account is assigned a “Category” (such as Income, Growth, etc.) by the Advisor, and each such Category has defined ranges and targets for securities weightings, and is assigned a benchmark which is statistically calculated by the Advisor based on the Advisor’s “Tactical Asset Allocation Model” as compared to the objective of the account. At the beginning of the calendar year, each of these portfolio managers selects 50 of his or her accounts for review. Of these 50 accounts, the portfolio manager’s manager and the Advisor’s Chief Investment Officer jointly select 25 accounts to review for adherence to the Category’s defined ranges and targets. Each of these portfolio managers is eligible for a quarterly bonus equal to a certain percentage of his or her quarterly base salary if 52% of the selected accounts exceed the Advisor’s Category benchmark. In addition, these 50 accounts are monitored for retention. If all of a portfolio manager’s 50 accounts remain with the Advisor for the entire calendar year, that portfolio manager will receive a bonus equal to a certain percentage of his or her annual base salary.

Quarterly, if the Growth Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the S&P 500 CGI, and the  Growth Fund’s assets grow at least 3.0% over the previous calendar quarter under Ms. Cheung’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the  Growth Fund’s 3% minimum asset growth threshold is met. Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus. The pool, if funded, is distributed directly to Ms. Cheung on a quarterly basis.

Quarterly, if the  Growth Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the S&P 500 CGI, and the  Growth Fund’s assets grow at least 3.0% over the previous calendar quarter under Ms. Jiang’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the  Growth Fund’s 3% minimum asset growth threshold is met. Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus. The pool, if funded, is distributed directly to Ms. Jiang on a quarterly basis.

Quarterly, if the  Income Equity Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the S&P 500/Citigroup Value Index, and the  Income Equity Fund’s assets grow at least 3.0% over the previous calendar quarter under Mr. Hardy’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the  Income Equity Fund’s 3% minimum asset growth threshold is met.  Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus.  The pool, if funded, is distributed directly to Mr. Hardy on a quarterly basis.

Quarterly, if the  International Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the Morgan Stanley Capital International Europe, Australasia and Far East Index, and the  International Fund’s assets grow at least 3.0% over the previous calendar quarter under Ms. Matlock’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the  International Fund’s 3% minimum asset growth threshold is met.  Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus.  The pool, if funded, is distributed directly to Ms. Matlock on a quarterly basis.

Quarterly, if the Michigan Tax Free Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the Lehman Brothers 7-Year Municipal Bond Index, and the Michigan Tax Free Fund’s assets grow at least 3.0% over the previous calendar quarter under Ms. Stylarek’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the Michigan Tax Free Fund’s 3% minimum asset growth threshold is met. Quarterly, if the Ohio Tax Free Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the Lehman Brothers 7-Year Municipal Bond Index, and the Ohio Tax Free Fund’s assets grow at least 3.0% over the previous calendar quarter under Ms. Stylarek’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the Ohio Tax Free Fund’s 3% minimum asset growth threshold is met.  Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of these bonuses.  These pools, if funded, are distributed directly to Ms. Stylarek on a quarterly basis.

Quarterly, if the Mortgage Securities Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the Lehman Brothers Mortgage-Backed Securities Index, and the Mortgage Securities Fund’s assets grow at least 3.0% over the previous calendar quarter under Mr. Doughty’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the Mortgage Securities Fund’s 3% minimum asset growth threshold is met.  Quarterly, if the Intermediate Government Income Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the Lehman Brothers Intermediate Government/Credit Index, and the Intermediate Government Income Fund’s assets grow at least 3.0% over the previous calendar quarter under Mr. Doughty’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the Intermediate Government Income Fund’s 3% minimum asset growth threshold is met.  Quarterly, if the Short/Intermediate Fixed Income Securities Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the Merrill Lynch 1-5 Year U.S. Corporate/Government Credit Index, and the Short/Intermediate Fixed Income Securities Fund’s assets grow at least 3.0% over the previous calendar quarter under Mr. Doughty’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the Short/Intermediate Fixed Income Securities Fund’s 3% minimum asset growth threshold is met. Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of these bonus.  These pools, if funded, are distributed directly to Mr. Doughty on a quarterly basis.

Quarterly, if the Mortgage Securities Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the Lehman Brothers Mortgage-backed Securities Index, and the Mortgage Securities Fund’s assets grow at least 3.0% over the previous calendar quarter under Mr. Seasongood’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the Mortgage Securities Fund’s 3% minimum asset growth threshold is met.  Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus.  The pool, if funded, is distributed directly to Mr. Seasongood on a quarterly basis.

Quarterly, if the  New Economy Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the Russell 3000 Growth Index, and the  New Economy Fund’s assets grow at least 3.0% over the previous calendar quarter under Mr. Hare’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the  New Economy Fund’s 3% minimum asset growth threshold is met. Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus. The pool, if funded, is distributed directly to Mr. Hare on a quarterly basis.

Quarterly, if the  Rotating Markets Fund’s performance for the quarter, measured on a pre-tax total return basis outperforms the S&P 500 Index, and the  Rotating Markets Fund’s assets grow at least 3.0% over the previous calendar quarter under Mr. Koscik’s continued management as a result of retail sales, or general fund performance, an individual incentive pool is funded by applying a pre-determined percentage to the annualized incremental advisory fees for that calendar quarter once the  Rotating Markets Fund’s 3% minimum asset growth threshold is met.  Assets derived from employee benefit accounts, and irrevocable trusts do not count toward asset growth for purposes of this bonus.  The pool, if funded, is distributed directly to Mr. Koscik on a quarterly basis.

Ms. Cheung, Mr. Doughty, Mr. Hardy, Mr. Hare, Ms. Jiang, Mr. Koscik, Ms. Matlock, Mr. Seasongood, and Ms. Stylarek are each eligible for an annual award of stock options and/or restricted stock units on the Bank’s holding company stock, the amount of which is recommended by the portfolio manager’s manager and approved by the Chief Executive Officer and Compensation Committee of the holding company.

All portfolio managers are eligible for awards of stock options and/or restricted stock units on the Bank’s holding company stock, the amount of which is recommended by their manager and subject to approval by the Chief Executive Officer and the Compensation Committee of the Board of Directors of the holding company.

Dr. Laffer and Mr. Laffer are each paid a fixed base salary and a variable annual cash bonus.  As co-owners of the Sub-Advisor, both the base salary and annual cash bonus are entirely within their mutual discretion, and are negotiated between them based on the Sub-Advisor's profitability and success.  Consideration is given to several factors in making these subjective, discretionary determinations, as follows: performance of investment products under the portfolio manager’s management, long term contribution to accounts under his discretion, long term contribution to the Sub-Advisor’s investment committee, and contribution to the development and profitability of the Sub-Advisor.

Advisor Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a portfolio manager’s management of a Fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although the Advisor does not track the time a portfolio manager spends on a single portfolio, the Advisor does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible.  It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  All individual trust accounts are reviewed at least annually to assure that investment decisions are consistent with the stated objectives and investment strategy of the trust, with legal and regulatory limitations, and with the current fundamental strategy of the Advisor.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines and compliance with the Advisor’s Code of Ethics.  Finally, the Advisor has structured the portfolio managers’ compensation in a manner, and the Funds have adopted policies and procedures, reasonably designed to safeguard a Fund from being negatively affected as a result of any such potential conflicts.

Sub-Advisor Conflicts of Interest

As indicated above, portfolio managers at Laffer Investments (“Laffer”)may manage different accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., private funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers at Laffer make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although Laffer does not track the time a portfolio manager spends on a single portfolio, Laffer does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible.  Laffer seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines.  Most accounts within a particular investment discipline are managed using the same investment model.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Laffer may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account.  Accordingly, the performance of each account managed by a portfolio manager may vary.

Conflicts of interest may arise where some accounts managed by a particular portfolio manager may have higher fees than the fees paid by other accounts or where a certain accounts pays performance based fees while another does not.  Because a portfolio manager’s compensation may be affected by revenues earned by Laffer, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.
In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades.  Laffer may aggregate multiple trade orders for a single security in several accounts into a singlet trade order, absent specific client directions to the contrary.  When a decision is made to aggregate transaction on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

Laffer has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Laffer monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with Laffer’s Code of Ethics.  Furthermore, Laffer’s President periodically reviews the performance of all portfolio managers.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Under rule 206(4)-6 of the Advisers Act (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

I.           Policy

It is the policy of Huntington Asset Advisors (“Advisor”) to vote proxies associated with securities held by the Huntington Funds in the best interest of the shareholders of the Huntington Funds (the “Funds”), and to vote proxies associated with other customers in the best interest of those customers.  The Advisor will employ an independent third party (currently Institutional Shareholder Services (“ISS”)) to (i) research all proxies for which the Advisor has authority to vote (except, as described below, for proxy votes which pertain to the Funds or which are required to be voted in a particular manner under applicable law), (ii) to recommend a vote according to the guidelines published by the independent third party and/or according the these Policies, and (iii) to cast a vote consistent with the recommendation of the independent third party (unless the Special Proxy Voting Committee overrides the recommendation of the independent third party), or as required by applicable law (as described below).  Proxy voting matters which pertain to the Funds for which a vote has already been cast by the Board of Trustees of the Funds, will be cast according to the vote of the independent Trustees of the Board of Trustees of the Funds.

Certain Funds may be required to vote proxies in a manner specified under the 1940 Act.  In particular, a Fund that relies on Section 12(d)(1)(F) of the 1940 Act to invest in the securities of other investment companies must vote its shares in an underlying investment company in accordance with Section 12(d)(1)(E) of the 1940 Act.  With respect to those Funds that rely on Section 12(d)(1)(F), the Advisor and the independent third party will have no discretion in voting proxies and the Advisor will instruct the independent third party to vote those Funds’ proxies on underlying investment companies in the same proportion as the vote of all other holders of such securities (commonly referred to as “echo” or “mirror” voting).
The President of the Advisor will appoint a Proxy Review Committee to monitor the recommendations made and votes cast by the independent third party to assure that votes are consistent with, as applicable,: (i) the Advisor’s fiduciary duty, (ii) the best interest of the shareholders of the Funds, (iii) the guidelines published by the independent third party, and (iv) these Proxy Voting Policies.
The Advisor may refer, to the Special Proxy Voting Committee, any proxy vote related to holdings of the Funds that would be impractical or inappropriate to resolve by following the voting recommendation of the independent third party vote.

II.           Committees

1. Proxy Review Committee
a.
The purpose of the Proxy Review Committee is to monitor the recommendations made and votes cast by the independent third party to assure that such votes are consistent with, as applicable, (i) the Advisor’s fiduciary duty, (ii) the best interest of the shareholders of the Funds, (iii) the guidelines published by the independent third party, and (iv) these Proxy Voting Policies.

b.
The Proxy Review Committee will report, to the President of the Advisor, on a quarterly basis the results of its monitoring activities.  Any votes that appear inconsistent with these Policies will be reported to the Advisor immediately.

c.
The Proxy Review Committee will provide the Special Proxy Voting Committee with the information it needs for the Committee to determine how to vote a proxy, including information pertaining to any possible conflict of interest.

d.	The President of the Advisor will appoint the members of the Proxy Review Committee.

2. Special Proxy Voting Committee

a.	The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Funds with respect to specific votes referred by the Funds’ Advisor.
b.	The Special Proxy Voting Committee shall be composed exclusively of the independent Trustees of the Board of Trustees of the Funds.
c.	The Special Proxy Voting Committee will conduct its activities according to the Special Proxy Voting Committee Charter.

III.           Conflicts of Interest

The Advisor will ensure that proxy votes are voted in the Funds' best interest and are not affected by the Advisor’s conflicts of interest.  Proxy votes cast based upon the recommendations of an independent third party will be cast according to that party’s pre-determined proxy voting policy and therefore will involve little discretion on the part of the Advisor. If, for any reason, the third party makes no recommendation about a particular issue, the proxy voting committee will attempt to cast a vote according to the most reasonably applicable pre-determined policy. For proxy votes on issues held by the Funds for which the Advisor overrides the recommendation of the independent third party, or for which no recommendation is made by the third party, the Advisor will grant voting authority to the Special Proxy Voting Committee.

IV.           Guidelines

The Advisor has adopted ISS’s proxy voting guidelines, as they may be amended by ISS from time to time, to further the interest of the Funds’ shareholders with respect to proxy voting matters.  A current summary of the pre-determined proxy voting guidelines adopted by ISS can be found at www.issproxy.com.  The Proxy Review Committee will review the ISS proxy voting guidelines no less frequently than annually to assure that votes continue to be cast in the best interest of shareholders of the Funds. Any changes in the guidelines will be communicated at least annually by the Proxy Review Committee to the Advisor’s Investment Policy Committee and the Chief Compliance Officer of the Funds.

V.           Recordkeeping

In accordance with Rule 204-2, under the Advisers Act, as amended, the Advisor must retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding Fund securities; (iii) records of votes on behalf of the Funds; (iv) records of Fund requests for proxy voting information, and (v) any documents prepared by the Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision.  The Advisor may rely on proxy statements filed on the SEC’s EDGAR system (instead of keeping its own copies), and may rely on proxy statements and records of its votes cast that are maintained with an independent third party such as ISS, provided that the Advisor obtains an undertaking from the independent third party to provide a copy of the documents promptly upon request.

Proxy Voting Report

A report on "Form N-PX" of how the Funds voted any proxies during the most recent 12-month period ended June 30 is available through The Huntington Funds’ website.  Go to www.huntingtonfunds.com; select "Fund Shareholders;" then use the link to "Proxy Voting Record" and select a Fund. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The disclosure policy of the Funds and the Advisor generally prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors.  Employees of the Advisor or its affiliates who have access to nonpublic information concerning the Funds’ portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for certain personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Funds may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  All of these service providers are identified elsewhere in the Prospectus or SAI.  The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  These organizations are Lipper and Morningstar, who receive a full portfolio holdings listing each month.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  The Advisor also discloses nonpublic portfolio holdings information of the Funds no less often than monthly to Abel/Noser Corp., Bloomberg, Bond Direct, Bondedge, Citigroup Global Markets Inc., InvestEdge, Investment Company Insitute, Investment Scorecard, Inc., KeyBanc Capital Markets (McDonald Inc.), Lehman Brothers, Inc., Mesirow Financial Inc., Advest, Inc., McGraw-Hill,  RBC Dain Rauscher Inc.,  Thompson ONE, Unified Fund Services, Inc., and Vickers, so that they can provide the Advisor with portfolio and trading analysis and comparative information based on proprietary modeling software to assist the Advisor in its investment management process.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Advisor’s Chief Compliance Officer and the authorization of the Funds’ Chief Executive Officer or Chief Financial Officer.  Approval to furnish nonpublic portfolio holdings information to a third party will be given only if there is a legitimate business purpose and such disclosure is subject to a confidentiality agreement to safeguard the confidentiality of the information so that the information will be used only for the purposes for which it was furnished and otherwise protect against misuse of such information.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Advisor and its affiliates, the following procedures apply.  No consideration may be received by a Fund, the Advisor, any affiliate of the Advisor or any of their employees in connection with the disclosure of portfolio holdings information.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Trustees receive and review periodically and at least annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

Portfolio Transactions

The Advisor may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to the Advisor and its affiliates in advising the Trust and other clients, provided that they shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Trust and for other clients advised by the Advisor. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of an investment advisor on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results for the Trust.

As part of its regular banking operations, Huntington Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington Bank. The lending relationship will not be a factor in the selection of securities for the Funds.
Brokerage Allocation and Other Practices

Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Advisor places all orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, the Advisor, having in mind a Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Advisor receives research, statistical, and quotation services from many broker-dealers with which it places a Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The fee paid by a Fund to the Advisor is not reduced because the Advisor and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Investment Advisory Agreements, the Advisor may cause a Fund to pay a broker-dealer that provides the brokerage and research services described above an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer may charge for effecting that transaction. The Advisor 's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

On December 31, 2007, certain Funds owned securities of the following regular broker/dealers (amounts in thousands):
Fund	Security type	Security	Holdings
Dividend Capture Fund	Equity	Morgan Stanley & Co., Inc.	2,329
	Equity	Merrill Lynch & Co., Inc.	2,408
	Equity	Bank of New York	2,699
	Equity	Lehman Brothers, Inc.	1,406
	Equity	Citibank, N.A.	833
	Equity	Goldman Sachs	815
	Equity	JP Morgan Chase & Co.	1,416
	Equity	Bank of America	1,258
	Equity	Wells Fargo	3,889
	Equity	Wachovia	761

Fixed Income Securities Fund	Debt	Lehman Brothers, Inc.	3,002
	Debt	Morgan Stanley & Co., Inc.	1,062
	Debt	Citibank, N.A.	1,584
	Debt	Merrill Lynch & Co., Inc.	1,419
	Debt	Goldman Sachs	1,011
	Debt	Bank of New York	167
	Debt	Wachovia	3,007

Income Equity Fund	Equity	Citibank, N.A.	2,199
	Equity	JP Morgan Chase & Co.	4,081
	Equity	Lehman Brothers	3,697
	Equity	Bank of America	2,793

International Equity Fund	Debt	State Street	13,232

Macro 100 Fund	Equity	Goldman Sachs	1,419
	Equity	Morgan Stanley & Co., Inc.	882

Mid Corp America	Equity	Bear Stearns	1,094

Money Market Fund	Debt	Morgan Stanley & Co., Inc.	16,653
	Debt	Bank of America	24,997
	Debt	Well Fargo	24,991

Ohio Municipal Money Market	Debt	Merrill Lynch & Co., Inc.	13,900

Short/Intermediate Fixed	Debt	Goldman Sachs	1,543
	Debt	Citibank, N.A.	1,508

Tax Free Money Market	Debt	Merrill Lynch & Co. Inc.	1,000

U.S Treasury Money Market	Debt	Bear Stearns	60,000
	Debt	Lehman Brothers, Inc.	60,000
	Debt	Goldman Sachs	60,000
	Debt	Morgan Stanley & Co., Inc.	24,889
	Debt	JP Morgan Chase & Co.	60,000
	Debt	Wells Fargo	60,000

CODE OF ETHICS

Each of the Trust, the Advisor, the Sub-Advisor and the Distributor maintain Codes of Ethics which permit Fund Trustees and certain employees to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain preclearance and blackout provisions that minimize potential conflicts of interest. Although they do permit these people to trade in securities, including those that the Trust could buy, they also contain significant safeguards designed to protect the Trust and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. As of the date of this SAI, copies of these Codes of Ethics have been filed with the SEC as exhibits to the Trust's Registration Statement.

Expenses

The Trust's service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of the Trustees who are not partners, officers, directors, shareholders or employees of Huntington Bank, SEC fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by the Trust, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing Prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders and Trustee reports and meetings and any extraordinary expenses.

Distributor

The Funds’ Distributor, Edgewood Services, Inc., (Distributor) offers Shares on a continuous, best-efforts basis and markets the Shares to institutions or to individuals, directly or through investment professionals. When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. From time to time, the Distributor, may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and an affiliate of the Sub-Administrator.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to financial intermediaries for sales and/or administrative services. The Distributor retains any portion not paid to a financial intermediary, and can make this available for marketing and sales-related activities and expenses, including those of the Advisor and its affiliates.

Rule 12b-1 Plan (Investment A and Investment B Shares)

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay a financial intermediary (including the Distributor, the Advisor and their affiliates) for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  In accordance with the Distribution Plan, the Distributor or the Funds may enter into agreements with brokers and dealers relating to distribution and/or marketing services with respect to the Investment A and Investment B Shares of the Funds.  The Distributor or the Funds may also enter into Rule 12b-1 related agreements with administrators (including financial intermediaries, fiduciaries, custodians for public funds, and investment advisers) to provide distribution related and other services with respect to Investment A and Investment B Shares.  The Rule 12b-1 Plan is expected to benefit the Funds in a number of ways. For example, it is anticipated that the Plan will help the Funds attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Funds, which promotes the sale of Shares by providing a range of options to investors. The Funds’ service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will a Fund pay for any expenses of a financial intermediary that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the financial intermediary has incurred. Therefore, it may take the financial intermediary a number of years to recoup these expenses.

The Distributor, the Advisor and their affiliates may benefit from arrangements where the Rule 12b-1 Plan fees related to Investment B Shares may be paid to third parties who have provided the funds to make advance commission payments to financial intermediaries.

SHAREHOLDER SERVICES

The Funds may pay a shareholder servicing fee of up to 0.25% of average net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

In addition to the Rule 12b-1 and/or shareholder services fees that a Fund may pay to financial intermediaries, the Distributor, the Advisor and their affiliates may pay out of their own resources and reasonable profits amounts (including items of material value) to certain financial intermediaries.  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear as a Fund shareholder, there are no limits with regard to the amounts that the Distributor, the Advisor and its affiliates may pay out of their own resources and reasonable profits.  You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor and their affiliates for any service the financial intermediary provides.

The following examples illustrate the types of instances in which the Distributor, the Advisor and their affiliates may make additional payments to a financial intermediary.

SUPPLEMENTAL PAYMENTS

Financial intermediaries may be paid fees out of the assets of the Distributor, the Advisor and their affiliates (but not out of Fund assets).

Financial intermediaries may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Funds or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

Processing Support Payments

The Distributor, the Advisor and their affiliates may make payments to financial intermediaries that sell Fund Shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that they may make under this category include: payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediaries’ mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor, the Advisor and their affiliates may make payments to certain financial intermediaries who sell Fund Shares through retirement plan programs.  A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services.  In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, the Advisor and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Advisor and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor, the Advisor and their affiliates also may hold or sponsor, at their expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor, the Advisor and their affiliates also may provide, at their expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the FINRA.

For the fiscal year ended December 31, 2007, the Funds named below paid the following fees pursuant to the Distribution Plan for Investment A and Investment B Shares:

Fees Paid for the fiscal year ended December 31, 2007	Tax-Free Money Market Fund	Money Market Fund		Ohio Municipal Money Market Fund	U.S. Treasury Money Market Fund
	A Shares	A Shares	B Shares	A Shares	A Shares
12b-1 Fees Paid (12b-1 Fees Waived)	$24,401	$1,127,605	$643	$275,554	$247,181

Fees Paid for the fiscal year ended December 31, 2007	Dividend Capture Fund	Growth Fund			Income Equity Fund		International Equity Fund
	A Shares	B Shares	A Shares	B Shares	A Shares	B Shares	A Shares	B Shares
12b-1 Fees Paid	$29,162	$132,792	$23,191	$42,044	$16,585	$60,396	$23,016	$22,705

Fees Paid for the fiscal year ended December 31, 2007	Macro 100 Fund		Mid Corp America Fund		New Economy Fund		Rotating Markets Fund
	A Shares	B Shares	A Shares	B Shares	A Shares	B Shares	A Shares	B Shares
12b-1 Fees Paid	$7,597	$15,785	$13,173	$63,706	$23,348	$34,361	$10,724	$74

Fees Paid for the fiscal year ended December 31, 2007	Real Strategies Fund
	A Shares	B Shares
12b-1 Fees Paid	$670	$357

Fees Paid for the fiscal year ended December 31, 2007	Situs Fund		Fixed Income Securities Fund		Intermediate Government Income Fund		Michigan Tax-Free Fund
	A Shares	B Shares	A Shares	B Shares	A Shares	B Shares	A Shares	B Shares
12b-1 Fees Paid	$37,645	$32,770	$4,417	$18,854	$4,045	$3,066	$9,886	$3,389

Fees Paid for the fiscal year ended December 31, 2007	Mortgage Securities Fund		Ohio Tax-Free Fund		Short/Intermediate Fixed Income Securities Fund
	A Shares	B Shares	A Shares	B Shares	A Shares
12b-1 Fees Paid	$5,213	$5,320	$4,020	$9,331	$1,604

UNDERWRITING COMMISSIONS
For the fiscal years ended December 31, 2007, 2006 and 2005, the Distributor received commissions of $748,435, $898,991 and $953,444, respectively earned on sales of Investment A Shares and from redemption of Investment A and Investment B Shares, of which $679,656, $898,139, and $873,126 was re-allowed to affiliated broker-dealers of the Funds.

Custodians

For each of the Funds, except the International Equity Fund, Huntington Bank acts as custodian. For an annual fee of 0.026% of each Fund's average daily net assets, Huntington Bank is generally responsible as custodian for the safekeeping of Fund assets, including the acceptance or delivery of cash or securities where appropriate, registration of securities in the appropriate Fund name or the name of a nominee, maintenance of bank accounts on behalf of the Funds. Huntington Bank will also receive an additional surcharge of 0.005 of 1.00% on the average daily net non-domestic assets of the Situs Fund. In addition, Huntington is responsible as record keeper for the creation and maintenance of all Fund accounting records relating to custodian activities required by the 1940 Act.

State Street Bank and Trust Company, Quincy, MA, is the custodian for the International Equity Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

The Bank of New York is sub-custodian of the foreign assets of the Situs Fund, the Real Strategies Fund and the Technical Opportunities Fund.

The Funds have entered into an agreement with PFPC Trust Company (“PFPC”) to lend portfolio securities for the purpose of generating additional income.  PFPC is responsible for administering each security loan, monitoring the appropriateness and adequacy of collateral, calculating fees and income and maintaining all records necessary to account for the loans.  The Advisor provides oversight of PFPC's activities.

Transfer Agent and Dividend Disbursing Agent

Unified Fund Services, Inc., Indianapolis, IN, serves as the transfer agent and dividend disbursing agent for the Trust.

Independent Registered Public Accounting Firm

Ernst & Young LLP is the independent registered public accounting firm for the Trust.

Legal Counsel

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, DC 20006, is counsel to the Trust and Independent Trustees and will pass upon the legality of the Shares offered hereby.

FEES PAID BY THE FUNDS FOR SERVICES*

	Tax-Free Money Market Fund			Money Market Fund			Ohio Municipal Money Market Fund
	For the fiscal years ended December 31,			For the fiscal years ended December 31,			For the fiscal years ended December 31,
	2007	2006	2005	2007	2006	2005	2007	2006	2005
Advisory Fee Paid Advisory Fee Waived	$129,080 $---	$106,452 $--	$81,776 $ --	$2,793,657 $---	$2,254,028 $--	$1,967,432 $ --	$648,325 $---	$523,557 $--	$503,770 $ --
Administrative Fee Paid	$58,086	$30,162	$23,356	$1,386,701	$681,378	$588,743	$291,746	$148,343	$143,896
Sub-Administrative Fee Paid*	$---	$17,742	$13,444	$---	$400,816	$338,685	$---	$87,262	$82,804
Financial Administration Fee Paid	$25,639	$22,166	$19,849	$439,520	$357,554	$301,133	$90,971	$79,020	$74,433
Financial Administration Fee Waived	$---	$--	$11,232	$---	$--	$55,238	$---	$--	$27,275
Brokerage Commissions Paid	$---	$--	$ --	$---	$--	$ --	$---	$--	$ --

	U.S. Treasury Money Market Fund			Dividend Capture Fund			Growth Fund
	For the fiscal years ended December 31,			For the fiscal years ended December 31,			For the fiscal years ended December 31,
	2007	2006	2005	2007	2006	2005	2007	2006	2005
Advisory Fee Paid Advisory Fee Waived	$1,527,889 $---	$1,259,026 $--	$1,093,957 $ --	$1,056,208 $---	$975,578 $--	$892,153 $ --	$1,488,113 $---	$1,470,553 $--	$1,588,019 $ --
Administrative Fee Paid	$1,031,318	$535,089	$468,844	$190,118	$110,567	$101,962	$334,825	$208,331	$226,821
Sub-Administrative Fee Paid*	$---	$314,762	$269,585	$---	$65,040	$58,629	$---	$122,549	$130,490
Financial Administration Fee Paid	$328,072	$267,296	$238,796	$66,233	$64,944	$60,993	$115,874	$119,543	$126,589
Financial Administration Fee Waived	$---	$--	$27,898	$---	$--	$19,124	$---	$--	$19,289
Brokerage Commissions Paid	$---	$--	$ --	$346,328	$354,387	$494,411	$452,862	215,223	$138,206

	Income Equity Fund			International Equity Fund			Macro 100 Fund
	For the fiscal years ended December 31,			For the fiscal years ended December 31,			For the fiscal years ended December 31,
	2007	2006	2005	2007	2006	2005	2007	2006	2005
Advisory Fee Paid Advisory Fee Waived	$1,203,373 $---	$1,235,731 $--	$1,301,982 $ --	$3,162,417 $---	$2,411,045 $--	$1,588,742 $ --	$334,382 $---	$300,815 $--	$187,318 $ --
Administrative Fee Paid	$270,759	$175,064	$185,965	$426,927	$204,941	$136,165	$60,189	$34,093	$21,409
Sub-Administrative Fee Paid*	$---	$102,980	$106,986	$---	$120,555	$78,319	$---	$20,055	$12,309
Financial Administration Fee Paid	$96,207	$102,714	$107,255	$160,761	$167,075	$92,478	$34,507	$36,564	$31,291

Financial Administration Fee Waived	$---	$--	$10,784	$---	$--	$1,239	$---	$--	$300
Brokerage Commissions Paid	$708,208	$604,050	$488,146	$347,278	$345,256	$214,403	$53,465	$58,024	$17,460

	Mid Corp America Fund
	For the fiscal years ended December 31,
	2007	2006	2005
Advisory Fee Paid Advisory Fee Waived	$1,288,436 $----	$1,208,024 $--	$1,144,461 $ --
Administrative Fee Paid	$231,920	$136,912	$130,781
Sub-Administrative Fee Paid*	$---	$80,537	$75,226
Financial Administration Fee Paid	$86,220	$86,348	$82,912
Financial Administration Fee Waived	$---	$--	$7,980
Brokerage Commissions Paid	$68,153	$29,400	$42,191

	Real Strategies Fund
	For the fiscal years ended December 31,
	2007	2006	2005
Advisory Fee Paid Advisory Fee Waived	$141,163 $(21,717)	N/A N/A	N/A N/A
Administrative Fee Paid	$25,409	N/A	N/A
Sub-Administrative Fee Paid*	$----	N/A	N/A
Financial Administration Fee Paid	$18,660	N/A	N/A
Financial Administration Fee Waived	$----	N/A	N/A
Brokerage Commissions Paid	$94,774	N/A	N/A

	New Economy Fund			Rotating Markets Fund			Situs Fund
	For the fiscal years ended December 31,			For the fiscal years ended December 31,			For the fiscal years ended December 31,
	2007	2006	2005	2007	2006	2005	2007	2006	2005
Advisory Fee Paid Advisory Fee Waived	$1,047,402 $---	$864,411 $--	$642,344 $ --	$280,152 $---	$196,040 $--	$137,603 $--	$937,639 $---	$736,857 $--	$547,117 $ --
Administrative Fee Paid	$166,352	$86,442	$64,772	$75,641	$33,327	$23,587	$168,776	$83,512	$62,520
Sub-Administrative Fee Paid*	$---	$50,849	$37,250	$---	$19,605	$13,566	$---	$49,125	$35,963
Financial Administration Fee Paid	$63,777	$61,995	$53,810	$35,195	$26,494	$22,048	$79,696	$101,953	$53,405
Financial Administration Fee Waived	$---	$--	$2,811	$---	$--	$1,252	$---	$--	$1,156
Brokerage Commissions Paid	$382,965	$223,246	$213,654	$63,436	$35,222	$32,281	$86,347	$63,899	$56,703

	Fixed Income Securities Fund			Intermediate Government Income Fund			Michigan Tax-Free Fund
	For the fiscal years ended December 31,			For the fiscal years ended December 31,			For the fiscal years ended December 31,
	2007	2006	2005	2007	2006	2005	2007	2006	2005
Advisory Fee Paid Advisory Fee Waived	$903,934 $---	$871,346 $--	$846,510 $ --	$566,012 $---	$547,521 $--	$523,959 $ --	$97,164 $---	$123,268 $--	$156,726 $ --
Administrative Fee Paid	$244,063	$148,131	$145,086	$152,824	$93,080	$89,822	$26,234	$20,956	$26,863
Sub-Administrative Fee Paid*	$---	$87,137	$83,477	$---	$54,754	$51,650	$---	$12,327	$15,454
Financial Administration Fee Paid	$99,266	$101,960	$100,528	$70,442	$74,312	$71,604	$32,882	$40,592	$48,721
Financial Administration Fee Waived	$---	$--	$5,800	$---	$--	$7,800	$---	$--	$7,790
Brokerage Commissions Paid	$10,089	$15,663	$6,490	$---	$--	$ --	$---	$--	$ --

	Mortgage Securities Fund			Ohio Tax-Free Fund			Short/Intermediate Fixed Income Securities Fund
	For the fiscal years ended December 31,			For the fiscal years ended December 31,			For the fiscal years ended December 31,
	2007	2006	2005	2007	2006	2005	2007	2006	2005
Advisory Fee Paid Advisory Fee Waived	$444,962 $---	$430,812 $--	$383,620 $ --	$200,583 $---	$644,085 $--	$279,729 $ --	$449,131 $---	$555,883 $--	$717,267 $ --
Administrative Fee Paid	$120,140	$73,239	$65,768	$54,158	$41,495	$47,940	$121,266	$94,502	$122,918
Sub-Administrative Fee Paid*	$---	$43,083	$37,812	$---	$24,409	$27,588	$---	$55,590	$70,749
Financial Administration Fee Paid	$61,265	$64,761	$60,524	$51,220	$59,760	$64,545	$52,761	$63,698	$78,455
Financial Administration Fee Waived	$---	$--	$2,659	$---	$--	$6,554	$---	$--	$5,100
Brokerage Commissions Paid	$6,061	$4,882	$5,353	$---	$--	$188	$---	$--	$ --
* For the  fiscal year ended 2007, the sub-administration and administration fees were combined and reported as one administration fee.

PRINCIPAL HOLDERS OF SECURITIES

Information is provided below regarding each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of Shares of any Fund. The Advisor is a wholly owned subsidiary of Huntington Bank. Huntington Bank, a national banking association, is a direct wholly-owned subsidiary of HBI, a bank holding company organized under the laws of Maryland. By virtue of Huntington’s affiliation with Huntington Bank, Huntington may be deemed to control the Funds.

As of April 1, 2008, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

5% or More Owners as of April 1, 2008

Fund Share Class	Shareholder Name Address	Shares Owned	Percentage Owned
Tax-Free Money Market Fund – Investment A Shares	Carey & Co. Columbus, OH	21,505,892	93.66%
Tax-Free Money Market Fund – Investment A Shares	Carey & Co. Columbus, OH	21,505,892	93.66%
Tax-Free Money Market Fund – Trust Shares	Carey & Co. Columbus, OH	5,768,637,937	100%
Money Market Fund – Investment A Shares	Carey & Co. Columbus, OH	333,680,051	61.82%
Money Market Fund – Investment B Shares	National Financial Services LLC New York, NY	192,757,141	35.71%
Money Market Fund – Trust Shares	Carey & Co. Columbus, OH	638,306,389	99.20%
Fund Share Class	Shareholder Name Address	Shares Owned	Percentage Owned
Money Market Fund – Interfund Shares	Carey & Co. Columbus, OH	65,916,840	100%
Ohio Municipal Money Market Fund – Investment A Shares	National Financial Services LLC New York, NY	13,654,428	10.40%
	Carey & Co. Columbus, OH	112,477,808	85.68%
Ohio Municipal Money Market Fund – Trust Shares	Carey & Co. Columbus, OH	165,356,588	99.96%
U.S. Treasury Money Market Fund – Investment A Shares	National Financial Services LLC New York, NY	38,900,806	38.97%
	Carey & Co. Columbus, OH	59,153,913	59.26%
U.S. Treasury Money Market Fund – Trust Shares	Carey & Co. Columbus, OH	647,793,044	99.96%
Dividend Capture – Investment A Shares	National Financial Services LLC New York, NY	989,381	99.08%
Dividend Capture – Trust Shares	National Financial Services LLC New York, NY	9,381,698	99.98%
Dividend Capture – Investment A Shares	National Financial Services LLC New York, NY	1,452,530	99.48%
Growth Fund – Investment A Shares	National Financial Services LLC New York, NY	132,418	47.67%
Growth Fund – Investment B Shares	National Financial Services LLC New York, NY	168,509	98.91%
Growth Fund – Trust Shares	National Financial Services LLC New York, NY	6,350,116	94.44%
	SEI-Trust Oaks, PA	340,935	5.07%
Income Equity Fund – Investment A Shares	National Financial Services LLC New York, NY	202,560	89.45%
Income Equity Fund – Investment B Shares	National Financial Services LLC New York, NY	253,012	98.86%
Income Equity Fund – Trust Shares	Carey & Co. Columbus, OH	54,64,176	90.61%
	SEI-Trust Oaks, PA	414668	6.88%
nternational Equity Fund – Investment A Shares	National Financial Services LLC New York, NY	756,172	97.36%
International Equity Fund – Investment B Shares	National Financial Services LLC New York, NY	242,581	97.69%
International Equity Fund – Trust Shares	National Financial Services LLC New York, NY	21,630,792	95.46%
Macro 100 Fund– Investment A Shares	National Financial Services LLC New York, NY	200,635	97.87%
Fund Share Class	Shareholder Name Address	Shares Owned	Percentage Owned
Macro 100 Fund – Trust Shares	National Financial Services LLC New York, NY	2,245,699
Mid Corp America Fund – Investment A Shares	National Financial Services LLC New York, NY	311,016	97.70%
Mid Corp America Fund – Investment B Shares	National Financial Services LLC New York, NY	786,952	98.86%
Mid Corp America Fund – Trust Shares	National Financial Services LLC New York, NY	8,919,111	97.67%
New Economy Fund – Investment A Shares	National Financial Services LLC New York, NY	582,651	98.39%
New Economy Fund – Investment B Shares	National Financial Services LLC New York, NY	304,177	98.61%
New Economy Fund – Trust Shares	National Financial Services LLC New York, NY	6,789,141	95.72%
Real Strategies Fund – Trust Shares	National Financial Services LLC New York, NY	5,275,641	98.22%
Real Strategies Fund – Investment B Shares	National Financial Services LLC New York, NY	17,115	97.73%
	Peter A. Sorrentino Hamilton, OH	1,041	5.71%
Real Strategies Fund – Investment A Shares	National Financial Services LLC New York, NY	82,821	99.70%
Rotating Markets Fund – Investment A Shares	National Financial Services LLC New York, NY	278,194	98.61%
Rotating Markets Fund – Investment B Shares	National Financial Services LLC New York, NY	4,242	93.21%
	Nicole R. Chambliss	232	5.12%
Rotating Markets Fund – Trust Shares	National Financial Services LLC New York, NY	3,941,206	99.83%
Situs Fund – Investment A Shares	National Financial Services LLC New York, NY	798,288	80.37%
	WTC TTEE FBO Arthur J. Gallagher	181,150	18.24%
Situs Fund – Investment B Shares	National Financial Services LLC New York, NY	233,379	99.07%
Situs Fund – Trust Shares	National Financial Services LLC New York, NY	5,487,127	95.42%
Fixed Income Securities Fund – Investment A Shares	National Financial Services LLC New York, NY	108082	84.49%
Fixed Income Securities Fund – Investment A Shares	William J. Umburg Cincinnati OH	8,454	6.61%
Fixed Income Securities Fund – Investment B Shares	National Financial Services LLC New York, NY	118,122	99.66%
Fund Share Class	Shareholder Name Address	Shares Owned	Percentage Owned
Fixed Income Securities Fund – Trust Shares	SEI-Trust Oaks, PA	1,221,516	14.25%
	National Financial Services LLC New York, NY	72,85843	85.01%
Intermediate Government Income Fund – Investment A Shares	National Financial Services LLC New York, NY	109,980	71.53%
Intermediate Government Income Fund – Investment B Shares	National Financial Services LLC New York, NY	50,116	100%
Intermediate Government Income Fund – Trust Shares	FMCO Columbus, OH	10,707,277	99.98%
Michigan Tax-Free Fund – Investment A Shares	Welland W. Sprague Portland, MI	52,026	13.59%
	National Financial Services LLC New York, NY	194,519	50.81%
Michigan Tax-Free Fund – Investment B Shares	National Financial Services LLC New York, NY	40,374	100%
Michigan Tax-Free Fund – Trust Shares	National Financial Services LLC New York, NY	632,404	83.29%
	SEI -Trust Oaks, PA	126836	16.71%
Mortgage Securities Fund – Investment A Shares	National Financial Services LLC New York, NY	310,785	90.04%
Mortgage Securities Fund – Investment B Shares	National Financial Services LLC New York, NY	73,901	98.62%
Mortgage Securities Fund – Trust Shares	National Financial Services LLC New York, NY	91,55,240	98.76%
Ohio Tax-Free Fund – Investment A Shares	National Financial Services LLC New York, NY	43,484	56.46%
Fund Share Class	Shareholder Name Address	Shares Owned	Percentage Owned
	Ursula E.M. Umberg Cincinati, OH	8,714	11.31%
	John. W. Warbritton Westerville, OH	8,987	11.67%
	Klienweber Trust Lakewood, OH	4,109	5.34%
Ohio Tax-Free Fund – Investment B Shares	National Financial Services LLC New York, NY	52,787	98.59%
Ohio Tax-Free Fund – Trust Shares	Carey & Co. Columbus, OH	1,564,155	94.99%
Short/Intermediate Fixed Income Securities Fund – Investment A Shares	National Financial Services LLC New York, NY	26,462	99.25%
Short/Intermediate Fixed Income Securities Fund – Trust Shares	National Financial Services LLC New York, NY	42,40,854	99.21%
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Carey & Co. is organized in the state of Ohio.

National Financial Services LLC is incorporated in Massachusetts. Its parent is Fidelity Brokerage Services LLC. Fidelity Brokerage Services LLC is incorporated in Massachusetts. Its parent is FMR Corp. FMR Corp is incorporated in Massachusetts. It is the ultimate parent.

SHAREHOLDER RIGHTS

The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest, representing interests in separate portfolios of securities. The Shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established four classes of Shares, known as Investment A Shares, Investment B Shares, Trust Shares, and Interfund Shares. Interfund Shares are offered only by the Money Market Fund. All of the Income Funds (except Short/Intermediate Fixed Income Securities Fund), the Equity Funds and the Money Market Fund offer Investment B Shares.

Investment A Shares, Investment B Shares, Trust Shares, and Interfund Shares of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or a Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

All shareholders are entitled to one vote for each Share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, or (ii) only holders of Investment A Shares and/or Investment B Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class or classes.

The rights of shareholders cannot be modified without a majority vote.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the  Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, a Trustee may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding Shares of the Trust. Upon written request by the holders of Shares representing 1% of the outstanding Shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Shareholder inquiries regarding the Funds should be directed to the Trust, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110.

Additional Information on Purchases, Exchanges and Redemptions

Investment A Shares and Investment B Shares of each of the Funds may be purchased, exchanged or redeemed by contacting the Trust, The Huntington Investment Company or a Huntington Licensed Personal Banker.  Investment A Shares may also be offered through other financial intermediaries.

Trust Shares may be purchased only through fiduciary, advisory, agency and other similar accounts maintained by or on behalf of Huntington or its affiliates or correspondent banks as well as similar customers of third party financial institutions. Individuals who receive Trust Shares as a result of a Trust distribution or similar transaction or by operation of law, will be permitted to retain such Shares, but may not purchase additional Trust Shares, except by means of the reinvestment of dividends or distributions. Exchanges of Trust Shares, if permitted by the account agreement, as well as redemptions of Trust Shares, are made by contacting the Trust.

Interfund Shares are available only for purchase by the Funds and may be purchased, exchanged or redeemed by contacting the Trust.

Telephone purchase, exchange or redemption requests may be recorded and will be binding upon an investor. Use of the telephone for exchanges or redemptions involves the possible risk of loss, since anyone providing the required information may be able to use the service without the shareholder's permission. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In times of extreme economic or market conditions, shareholders may have difficulty making redemptions or exchanges by telephone. If a shareholder cannot make contact by telephone, redemption or exchange requests should be made in writing and sent by overnight mail to the Trust.

In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. Only New Technology Medallion imprints will be accepted as signature guarantees.

Other Purchase Information

Purchases of all classes of Shares are made at NAV, plus (for Investment A Shares only) any applicable sales charge. All purchases, except for of Interfund Shares, are subject to minimum purchase requirements, but these requirements may be waived by the Distributor. Payment for Investment A Shares or Investment B Shares may not be by third party check, and any checks drawn from a bank located outside the U.S. will result in a delay in processing until the check has cleared.

If at any time the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional Shares and have dividends reinvested.

Payment in Kind. In addition to payment by check, Shares of a Fund may be purchased by customers of the Advisor in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone Huntington at (800) 253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, Huntington will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose Shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review. Securities which have been accepted by a Fund must be delivered within five days following acceptance.

Securities accepted by a Fund are valued in the manner and on the days described in the section entitled "Determination of Net Asset Value" as of 4:00 p.m. (Eastern Time).

The value of the securities to be exchanged and of the Shares of the Fund may be higher or lower on the day Fund Shares are offered than on the date of receipt by Huntington of the written description of the securities to be exchanged. The basis of the exchange of such securities for Shares of the Fund will depend on the value of the securities and the NAV of Fund Shares next determined following acceptance on the day Fund Shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from Huntington.

A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go "ex" (the interval between the announcement and the payments of the next dividend or right) after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.

Sales Charge Reductions/Waivers (Investment A Shares). Investment A Shares may be purchased without an initial sales charge by any investor who buys Investment A Shares through an investment professional that does not accept a sales commission from the Funds’ Distributor. Investment professionals wishing to offer this sales charge waiver should call the Trust.  Also, sales charges applicable to purchases of Investment A Shares may be reduced for certain investors or groups of investors who make larger investments. Investors wishing to take advantage of these sales charge reductions should call the Trust.

Reinstatement Privilege. Every shareholder has a one-time right, within 60 days of redeeming Investment A Shares or Investment B Shares of an Equity or Income Fund, to reinvest the redemption proceeds at the next-determined NAV in Investment A Shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge.

If the shareholder redeems Investment A Shares and utilizes the reinstatement privilege, there may be tax consequences.

Other Exchange Information

Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration and reinvestment options relating to a Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

Other Redemption Information

Redemptions of all classes of Shares are made at NAV, less (for Investment B Shares only) any applicable contingent deferred sales charge (CDSC).  If you make exchanges of your Investment B Shares among the Funds, the holding period for purposes of determining the applicable CDSC will be determined based on the purchase date of your original Shares.

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a New Technology Medallion Signature Guarantee) to the Trust, P.O. Box 6110, Indianapolis, IN 46206-6110.

Proceeds from the redemption of Shares purchased by check will not be available until the check has cleared.

Shareholders of the Money Market Funds who write checks to redeem Investment A Shares may be subject to certain checking account fees. Checks written on these accounts may be negotiated through the shareholder's local bank and should not be sent to the issuing bank in order to redeem Investment A Shares. Canceled checks are sent to the shareholder each month.

Redemption in kind. Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as a Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Trustees deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

DETERMINATION OF NET ASSET VALUE

NAV is calculated at 10:30 a.m. Eastern time for the Ohio Municipal Money Market Fund and the Tax-Free Money Market Fund and at 1:00 p.m. Eastern time for the Money Market Fund and the U.S. Treasury Money Market Fund.  In addition, these Money Market Funds and all the other Funds calculate their NAV as of the close of the NYSE every Monday through Friday except (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its NAV might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day and Christmas Day.

In addition, the Money Market Funds reserve the right to allow the purchase, redemption, and exchange of Shares on any other day on which regular trading in money market instruments is taking place.  On any day that the bond markets close early, such as days in advance of holidays or in the event of an emergency, the Money Market Funds reserve the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day, to the time of such closing.

For valuing securities in calculating NAV, the Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The process of selecting securities is consistent with the credit quality and diversification requirements of Rule 2a-7. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates. Pursuant to Rule 2a-7, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to maintaining a stable NAV per Share, provided that no Fund will purchase any security with a remaining maturity of more than 397 days (except as described below) nor maintain a dollar-weighted average maturity of greater than 90 days. Repurchase agreements involving the purchase of securities with remaining maturities of greater than 397 days will be treated as having a maturity equal to the period remaining until the date on which the repurchase is scheduled to occur or, where no date is specified and the agreement is subject to a demand feature, the notice period applicable to the demand to repurchase those securities. A variable rate instrument, the principal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount may be recovered through exercise of the demand feature. A floating rate instrument, the principal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

The Trustees have undertaken to establish procedures reasonably designed, taking into account current market conditions and each of the Money Market Funds' investment objective, to stabilize the NAV per Share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include a review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the NAV per Share of each Fund, calculated by using available market quotations, deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Trustees promptly consider what action, if any, should be initiated. If the  Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to investors, the  Trustees will take such steps as they deem appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a NAV per Share based on available market quotations. In addition, if the Advisor becomes aware that any Second Tier Security or Unrated Security held by a Fund has received a rating from any NRSRO below the NRSRO's two highest rating categories, the procedures adopted by the  Trustees in accordance with Rule 2a-7 require the Advisor to dispose of such security unless (i) the sale would cause the deviation between the Fund's amortized cost and market-determined values per Share to exceed 0.40 of 1% (in which case the  Trustees will meet to determine what action to take) or (ii) the  Trustees reassess the credit quality of the security and determine that it is in the best interests of shareholders to retain the investment. In the event a Fund holds a defaulted security, a security that has ceased to be an Eligible Security, or a security that has been determined to no longer present minimal credit risks, Rule 2a-7 requires the Fund to dispose of the security unless the  Trustees determine that such action is not in the best interest of shareholders. The Rule requires each Fund to limit its investments to securities determined to present minimal credit risks based on factors in addition to ratings assigned a security by an NRSRO and which are at the time of acquisition Eligible Securities.

Rule 2a-7, as amended, defines the terms NRSRO, Requisite NRSROs, Eligible Securities, Rated Securities, Unrated Securities, Demand Features, Guarantees, Unconditional Demand Features, First Tier Securities and Second Tier Securities in establishing risk limiting conditions for money market mutual funds.

Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events. U.S. Government obligations held by the Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the NYSE (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV. In certain limited circumstances such as when a security’s closing price versus the prior day’s closing price exceeds a defined variance tolerance, or when a security’s closing price is unchanged as compared to the prior day’s closing price, a financial intermediary’s good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available. In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund.

A summary of those definitions follows:

"NRSRO" is any nationally recognized statistical rating organization as that term is used in the Securities Exchange Act of 1934, that is not an affiliated person of the issuer, guarantor or provider of credit support for the instrument. While the Appendix to the SAI identifies each NRSRO, examples include S&P, Moody's and Fitch Ratings (Fitch).

"REQUISITE NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time the fund acquired the security, that NRSRO.

"ELIGIBLE SECURITIES" are defined as (i) Rated Securities with a remaining maturity of 397 or less days and which have received rating in one of the two highest rating categories; (ii) Unrated Securities that are of comparable equality, provided that an Unrated Security is not an Eligible Security if the security has received a long-term rating from any NRSRO that is not within the NRSRO's three highest long-term rating categories, unless the security has received a long-term rating from an NRSRO in one of the three highest rating categories, and provided that certain asset backed securities shall not be Eligible Securities unless they have received a rating from an NRSRO; and (iii)a security that is subject to a Demand Feature or Guarantee whether the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee.

"RATED SECURITIES" include (i) securities that have received a short-term rating from an NRSRO, or have been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security, or (ii) securities that are subject to a Guarantee that has received a short-term rating from an NRSRO, or a Guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and a security with the Guarantee. In either case, a security is not a Rated Security if it is subject to an external credit support agreement that was no in effect when the security was assigned its rating, unless the security has received a short-term rating reflecting the existence of the credit support or the credit support itself has received a short-term rating.

"UNRATED SECURITIES" are any securities that are not Rated Securities.

"DEMAND FEATURE" is (i) a feature permitting the holder of a security to sell the security at an exercise price equal to the approximate amortized cost of the security plus accrued interest, if any, at the time of exercise, provided that such feature must be exercisable either at any time on no more than 30 calendar days' notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 calendar days' notice; or (ii) a feature permitting the holder of certain asset backed securities unconditionally to receive principal and interest within 397 calendar days of making demand.

"GUARANTEE" is an unconditional obligation of a person other than the issuer of the security to undertake to pay, upon presentment by the holder of the Guarantee (if required), the principal amount of the underlying security plus accrued interest when due or upon default, or, in the case of an Unconditional Demand Feature, an obligation that entitles the holder to receive upon exercise the approximate amortized cost of the underlying security or securities, plus accrued interest, if any. A Guarantee includes a letter of credit, financial guaranty (bond) insurance, and an Unconditional Demand Feature (other than an Unconditional Demand Feature provided by the issuer of the security).

"UNCONDITIONAL DEMAND FEATURE" means a Demand Feature that by its terms would be readily exercisable in the event of a default in payment of principal or interest on the underlying security or securities.

"FIRST TIER SECURITY" means any (i) Rated Security which has received the highest short-term rating by the Requisite NRSROs for debt obligations, (ii) any Unrated Security that is of comparable quality, (iii) any security issued by a registered investment company that is a money market fund, or (iv) certain government securities.

"SECOND TIER SECURITY" means any Eligible Security that is not a First Tier Security.

TAXES
Federal Income Taxation

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. Qualification as a RIC requires, among other things, that the Fund:

(i)
derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sales or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii)
diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, a Fund will not be subject to federal income tax on its “net investment income” (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the Fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for such taxable year and its net tax-exempt interest income for such taxable year. However, a Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from Municipal Obligations and to alternative minimum tax (currently at a maximum rate of 20% for corporations such as the Fund) on alternative minimum taxable income.

If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its income at corporate rates, and all distributions from earnings and profits, including any distribution of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize net unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the under-distributed amounts.
A dividend paid to shareholders by a Fund in January is generally deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund distributions. Distributions from a Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held more than one year over net losses from capital assets held by a Fund for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the Shares in a Fund. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid).  Distributions from capital gains are generally made after applying any available capital loss carryovers.  Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan.  Any gain resulting from the sale of exchange of Fund Shares generally will be taxable as capital gains.  Long-term capital gain rates have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – through December 31, 2008.  For taxable years beginning on or before December 31, 2008, distributions of investment income properly designated by a Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains.  In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's Shares.  Generally, dividends paid by REITs do not qualify for the lower tax rates that apply to certain other “qualified investment income.” A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the Unites States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to a Fund's Shares.  Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment.  If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income.  For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year.  A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code.

Due to certain of a Fund's hedging and other investment activities, the net investment income calculated for accounting purposes and distributed to shareholders may in certain circumstances exceed or be less than a Fund's net tax exempt and taxable income. If a Fund distributes amounts in excess of the Fund's "earnings and profits" (which provide a measure of a Fund's dividend paying capacity for tax purposes), such excess distributions to shareholders will be treated as a return of capital to the extent of a shareholder's basis in his or her Shares, and thereafter as gain from the sale or exchange of a capital asset. A return of capital is not taxable to a shareholder but has the effect of reducing the shareholder's basis in the relevant Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of his or her Shares. However, because a Fund's expenses attributable to earning tax exempt income do not reduce the Fund's current earnings and profits, a portion of any distribution in excess of a Fund's net tax exempt and taxable income may be considered paid out of the Fund's earnings and profits and may therefore be treated as a taxable dividend (even though that portion economically represents a return of the Fund's capital). Dividends and distributions on a Fund's Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment.  Such distributions are likely to occur in respect of shares purchased at a time when a Fund's NAV reflects gains that are either unrealized, or realized but not distributed.

Exempt-interest dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal AMT purposes and for state and local purposes (see below). If a Fund intends to pay only exempt-interest dividends, the Fund may be limited in its ability to engage in such taxable transactions as forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry Shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Shares. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such bonds or who are "related persons" of such substantial users (within the meaning of Section 147(a) of the Code). Recipients of certain Social Security and Railroad Retirement benefits may have to take into account exempt-interest dividends from the Fund in determining the taxability of such benefits. Shareholders should consult their own tax advisor regarding the potential effect on them (if any) of any investment in the Fund. A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Fund's fiscal year end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Fund's income that was tax-exempt during the period covered by the distribution.  The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority, except as otherwise provided herein (see below).  You are advised to consult with your tax advisor about state and local tax matters.

Hedging transactions. Certain investment and hedging activities of a Fund, including transactions in options, futures contracts, straddles, forward contracts, foreign currencies, foreign securities, or other similar transactions, will be subject to special tax rules (including sale, mark-to-market, straddle, wash sale and short-sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of the Fund's income and distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income (or, in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income).  If a Fund's book income exceeds its taxable income (or, in the case of a tax-exempt Fund, its tax-exempt income) the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.  If a Fund's book income in less than its taxable income (or, in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign currency-denominated securities and related hedging transactions. A Fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Tax Credit. If more than 50% of a Fund's assets at year end consists of the stock or securities in foreign corporations, that Fund intends to qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amount distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which shareholders may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.  Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund."

A "passive foreign investment company" is any foreign corporation:  (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent.  Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.  Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. A Fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments.

Sale or redemption of Shares. The sale, exchange or redemption of a Fund's Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of a Fund's Shares will be treated as short-term capital gain or loss. However, if a shareholder sells Shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such Shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of a Fund's Shares will be disallowed if other Shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

Backup Withholding.  In general, a Fund is required to withhold and remit to the U.S. Treasury a percentage of the proceeds of Share sales, exchanges, or redemptions made by and taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

The Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above.  In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

Securities issued or purchased at a discount.  The Funds’ investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require a Fund to accrue and distribute income not yet received.  In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Shares purchased through tax-qualified plans.  Special tax rules apply to investments though defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Unrelated Business Taxable Income.  Under current law, a Fund generally serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders.  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either:  (1) a Fund invests in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).  If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting purchases of Shares of a Fund. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, investors are urged to consult their tax advisors with specific reference to their own tax situation.

State Taxation

Michigan. Under existing Michigan laws, distributions made by the Michigan Tax-Free Fund will not be subject to Michigan personal income taxes to the extent that such distributions qualify as exempt-interest dividends under the Code and represent: (i) income and dividends from obligations of Michigan, which obligations are excluded from federal adjusted gross income; or (ii) income from obligations of the United States government which Michigan is prohibited by law from subjecting to a net income tax.

Distributions by the Fund are not subject to the Michigan Single Business Tax to the extent that such distributions are derived from interest on obligations that would be exempt if owned directly by the shareholder, such as obligations of Michigan and the United States government.

Certain municipalities in Michigan also impose an income tax on individuals and corporations. However, to the extent that the dividends from the Fund are exempt from federal regular income taxes, such dividends also will be exempt from Michigan municipal income taxes.

Shareholders of the Michigan Tax-Free Fund should consult their tax advisors about other state and local tax consequences of their investments in the Michigan Tax-Free Fund.

Ohio. Under current Ohio law, individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to Shares of the Ohio Municipal Money Market Fund or the Ohio Tax-Free Fund (Distributions) to the extent that such Distributions are properly attributable to interest on obligations of the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, nonprofit corporations authorized to issue public securities for or on behalf of Ohio or a subdivision or agencies or instrumentalities of Ohio or its political subdivisions (Ohio Obligations). Corporations that are subject to the Ohio corporation franchise tax will not have to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise on the net income basis to the extent that such Distributions either constitute exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio Obligations. However, Shares of the Ohio Municipal Money Market Fund and the Ohio Tax Free Fund will be included in a corporation's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States ("Territorial Obligations") the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio. In addition, net interest on Territorial Obligations is excluded from the net income base of the Ohio corporation franchise tax to the extent such interest is excluded from gross income for federal income tax purposes.

Distributions properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

The Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund are not subject to the Ohio personal income tax or school district or municipal income taxes in Ohio. The Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived this annual filing requirement for each tax year since 1990, the first tax year to which such requirement applied.

This discussion of Ohio taxes assumes that the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund will each continue to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of each of the Funds consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Shareholders of the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund should consult their tax advisors about other state and local tax consequences of their investments in the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund.

DIVIDENDS AND DISTRIBUTIONS

Money Market Funds

The net investment income of each class of Shares of each Money Market Fund is determined as of 4:00 p.m. (Eastern Time) each Business Day. All of the net investment income so determined normally will be declared as a dividend daily to shareholders of record of each class as of the close of business and prior to the determination of NAV. However, if you purchase Shares by check, ACH or SIP, you will begin earning dividends on the next business day after your order has been received by the Trust. Unless the Business Day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Fund's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semiannual accounting period. Dividends declared during any month will be invested as of the close of business on the last calendar day of that month (or the next Business Day after the last calendar day of the month if the last calendar day of the month is a non-business day) in additional Shares of the same class of the Fund at the NAV per Share, normally $1.00, determined as of the close of business on that day, unless payment of the dividend in cash has been requested.

Net income of a class of Shares of a Money Market Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund and the class and amortized market premium. Amortized market discount is included in interest income. None of the Money Market Funds anticipates that it will normally realize any long-term capital gains with respect to its portfolio securities.

Normally each class of Shares of the Money Market Funds will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of a class or classes of Shares of a Money Market Fund determined at any time is a negative amount, the NAV per Share of such class or classes will be reduced below $1.00 unless one or more of the following steps, for which the  Trustees have authority, are taken: (1) reduce the number of Shares in each shareholder's account of the applicable class or classes, (2) offset each shareholder's pro rata portion of negative net income against the shareholder's accrued dividend account or against future dividends with regard to the applicable class or classes, or (3) combine these methods in order to seek to obtain the NAV per Share of the applicable class or classes at $1.00. The Trustees may endeavor to restore a Fund's NAV per Share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the NAV per Share will increase to the extent of positive net income which is not declared as a dividend.

Should a Money Market Fund incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the Shares are held and receiving upon redemption a price per Share lower than that which was paid.

Other Funds

Each of the Funds, other than the Money Market Funds, will declare and distribute dividends from net investment income of each class of Shares, if any, and will distribute its net realized capital gains, with respective to each class of Shares, if any, at least annually.

PERFORMANCE INFORMATION

From time to time the Trust may advertise the performance of one or more of the Funds. All data is based on past performance and is not intended to indicate future results. Performance of Trust Shares, as compared to Investment A Shares or Investment B Shares, will normally be higher because Investment A Shares and Investment B Shares are subject to distribution (12b-1) fees.

Money Market Funds

Generally, the Money Market Funds will advertise 7-day yields and 7-day effective yields. In addition, the Ohio Municipal Money Market Fund and the Tax-Free Money Market Fund may also advertise tax-equivalent yields.

The yield for each class of Shares of a Money Market Fund is computed by determining the percentage net change, excluding capital changes and any income other than investment income, in the value of a hypothetical pre-existing account having a balance of one Share at the beginning of the period, subtracting a charge reflecting any deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 (or approximately 52 weeks).

The effective yield for each class of Shares of a Fund represents a compounding of the base period return by adding 1, raising the sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:

Effective Yield = [(Base Period Return +1) 365/7 ] -1

Tax-equivalent yield is computed by dividing the portion of a Fund's yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

Based on the 7-day period ended December 31, 2007 (the "base period"), the yield and effective yield of the Trust Shares of each of the Money Market Funds were as follows:

Fund-Trust Shares                                                                                             Yield               Effective Yield

Tax-Free Money Market Fund
Money Market Fund	3.69%	3.76%
Ohio Municipal Money Market Fund	2.63%	2.66%
U.S. Treasury Money Market Fund	2.49%	2.52%

Based on the 7-day period ended December 31, 2007 (the "base period"), the yield and effective yield of the Investment A, B and Interfund Shares of the Money Market Funds listed below were as follows:

Fund-Investment A Shares                                                                                     Yield              Effective Yield

Tax-Free Money Market Fund	2.59%	2.62%
Money Market Fund	3.44%	3.50%
Ohio Municipal Money Market Fund	2.38%	2.41%
U.S. Treasury Money Market Fund	2.24%	2.26%

Money Market Investment B Shares                                                                    Yield              Effective Yield

Money Market Investment B Shares	2.94%	2.99%

Money Market Interfund Shares                                                                           Yield              Effective Yield

Money Market Interfund Shares	3.94%	4.02%

The tax-equivalent yield for Trust Shares of the Tax-Free Money Market Fund for the 7-day period ended December 31, 2007, was 3.98% (assuming a 35.00% federal income tax bracket).

The tax-equivalent yield for Investment A Shares of the Tax-Free Money Market Fund for the 7-day period ended December 31, 2007, was 3.60% (assuming a 35.00 % federal income tax bracket).

The tax-equivalent yield for Trust Shares of the Ohio Municipal Money Market Fund for the 7-day period ended December 31, 2007, was 4.57% (assuming a 35.00% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for Investment A Shares of the Ohio Municipal Money Market Fund for the 7-day period ended December 31, 2007, was 4.14% (assuming a 35.00% federal income tax bracket and a 7.5% Ohio income tax bracket).

Other Funds

Generally, the Equity and Income Funds will advertise average annual total returns. In addition, the Ohio Tax-Free Fund and the Michigan Tax-Free Fund may advertise thirty-day tax-equivalent yields.

ERV 1
Average Annual Return = ( ) n - 1
P

In accordance with SEC guidelines, the average annual total return for each class of Shares is calculated according to the following formula: where p = a hypothetical initial of $1,000; n = number of years; and ERV = ending redeemable value of the hypothetical $1,000 investment after the investment period.

In accordance with SEC guidelines, the yield for each class of Shares of an Equity or Income Fund is computed by dividing the net investment income per Share earned during the period by the maximum offering price per Share on the last day of the period, according to the following formula:

a - b
Yield = 2[ (      +1 ) (6) +1]
cd

Where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

In accordance with SEC guidelines, the tax-equivalent yield for each class of the Equity and Income Funds is computed by dividing the portion of the yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

The average annual total returns for Investment A Shares and Investment B Shares of each of the following Funds (including the effect of the currently effective maximum sales load) for the one-year, five-year and ten-year periods and for the life of the respective Fund through December 31, 2007, were as follows:

Fund Investment A Shares	Fiscal Year Ended 12/31/2007	Five Years Ended 12/31/2007	Ten Years Ended 12/31/2007	Inception through 12/31/2007
Dividend Capture Fund
Before Taxes	(12.48)%	7.30%	N/A	6.29%
After Taxes on Distributions	(14.02)%	5.65%	N/A	4.47%
After Taxes on Distributions and Sale of Shares	(6.90)%	5.84%	N/A	4.67%
Growth Fund
Before Taxes	8.96%	8.77%	3.11%	7.71%
After Taxes on Distributions	5.79%	7.46%	2.09%	6.49%
After Taxes on Distributions and Sale of Shares	9.86%	7.51%	2.47%	6.39%
Income Equity Fund
Before Taxes	(4.20)%	8.30%	3.86%	7.32%
After Taxes on Distributions	(6.76)%	6.51%	2.29%	5.75%
After Taxes on Distributions and Sale of Shares	0.21%	6.97%	2.78%	5.73%
International Equity Fund
Before Taxes	10.08%	20.77%	N/A	8.11%
After Taxes on Distributions	8.88%	20.13%	N/A	7.69%
After Taxes on Distributions and Sale of Shares	8.31%	18.43%	N/A	7.07%
Macro 100 Fund
Before Taxes	(8.97)%	N/A	N/A	3.52%
After Taxes on Distributions	(12.20)%	N/A	N/A	2.20%
After Taxes on Distributions and Sale of Shares	(4.89)%	N/A	N/A	2.53%
Mid Corp America Fund
Before Taxes	1.33%	13.23%	N/A	7.85%
After Taxes on Distributions	0.10%	12.89%	N/A	7.60%
After Taxes on Distributions and Sale of Shares	2.46%	11.60%	N/A	6.85%
New Economy Fund
Before Taxes	5.52%	16.01%	N/A	9.29%
After Taxes on Distributions	2.59%	15.04%	N/A	8.61%
After Taxes on Distributions and Sale of Shares	7.30%	14.05	N/A	8.10%
Real Strategies Fund
Before Taxes	N/A	N/A	N/A	3.88%
After Taxes on Distributions	N/A	N/A	N/A	3.14%
After Taxes on Distributions and Sale of Shares	N/A	N/A	N/A	2.57%
Rotating Markets Fund
Before Taxes	2.17%	13.10%	N/A	5.10%
After Taxes on Distributions	1.25%	12.79%	N/A	4.89%
After Taxes on Distributions and Sale of Shares	2.47%	11.46%	N/A	4.40%
Situs Fund
Before Taxes	3.33%	17.60%	N/A	17.14%
After Taxes on Distributions	1.69%	16.85%	N/A	16.43%
After Taxes on Distributions and Sale of Shares	4.05%	15.48%	N/A	15.10%
Fixed Income Securities Fund
Before Taxes	0.91%	2.65%	4.17%	5.52%
After Taxes on Distributions	(0.47)%	1.36%	2.36%	3.43%
After Taxes on Distributions and Sale of Shares	0.56%	1.51%	2.43%	3.43%
Intermediate Government Income Fund
Before Taxes	1.27%	1.82%	4.16%	4.94%
After Taxes on Distributions	(0.03)%	0.58%	2.52%	3.05%
After Taxes on Distributions and Sale of Shares	0.80%	0.83%	2.54%	3.04%
Michigan Tax-Free Fund
Before Taxes	(2.46)%	0.85%	2.69%	4.02%
After Taxes on Distributions	(2.46)%	0.81%	2.60%	3.97%
After Taxes on Distributions and Sale of Shares	(0.76)%	1.05%	2.71%	3.97%
Mortgage Securities Fund
Before Taxes	(1.84)%	3.53%	4.91%	5.36%
After Taxes on Distributions	(3.18)%	2.28%	3.19%	2.09%
After Taxes on Distributions and Sale of Shares	(1.19)%	2.30%	3.13%	2.98%
Ohio Tax-Free Fund
Before Taxes	(1.96)%	1.06%	2.76%	3.81%
After Taxes on Distributions	(1.97)%	0.98%	2.69%	3.77%
After Taxes on Distributions and Sale of Shares	(0.45%	1.24%	2.79%	3.79%
Short/Intermediate Fixed Income Securities Fund
Before Taxes	2.93%	2.06%	3.66%	5.15%
After Taxes on Distributions	1.73%	1.08%	2.04%	3.12%
After Taxes on Distributions and Sale of Shares	1.89%	1.18%	2.11%	3.17%

(1)	Since March 1, 2001.
(2)	Since May 1, 1991.
(3)
Performance shown represents combined performance of the Trust Shares class from July 3, 1989 to May 14, 1997 (adjusted to reflect expenses associated with Investment A Shares) and the Investment A Shares class since its May 14, 1997 inception.

(4)	Since April 30, 2004.
(5)	Since May 1, 2001.
(6)	Since September 30, 2002.
(7)	Performance shown includes the applicable predecessor FMB Fund, effective April 13, 1998. Performance shown since inception date of December 2, 1991.
(8)	Since June 2, 1992.
(9)
Performance shown represents combined performance of the Trust Shares class from July 3, 1989 to May 9, 2003 (adjusted to reflect expenses associated with Investment A Shares) and the Investment A Shares class since its May 9, 2003 inception.

(10)	Since May 1, 2007.

Fund Investment B Shares	Fiscal Year Ended 12/31/2007	Five Years Ended 12/31/2007	Ten Years Ended 12/31/2007	Inception through 12/31/2007
Dividend Capture Fund
Before Taxes	(11.87)%	7.70%	N/A	6.66%
After Taxes on Distributions	(13.41)%	6.14%	N/A	4.96%
After Taxes on Distributions and Sale of Shares	(6.50)%	6.24%	N/A	5.07%
Growth Fund+
Before Taxes	10.45%	9.24%	3.12%	7.40%
After Taxes on Distributions	6.96%	7.85%	2.11%	6.18%
After Taxes on Distributions and Sale of Shares	11.25%	7.93%	2.52%	6.13%
Income Equity Fund +
Before Taxes	(3.13)%	8.79%	3.92%	7.11%
After Taxes on Distributions	(5.76)%	7.04%	2.44%	5.59%
After Taxes on Distributions and Sale of Shares	1.02%	7.42%	2.89%	5.58%
International Equity Fund
Before Taxes	11.24%	21.39%	N/A	8.52%
After Taxes on Distributions	10.02%	20.79%	N/A	8.12%
After Taxes on Distributions and Sale of Shares	9.10%	19.00%	N/A	7.44%
Macro 100 Fund
Before Taxes	(8.17)%	N/A	N/A	3.98%
After Taxes on Distributions	(11.62)%	N/A	N/A	2.62%
After Taxes on Distributions and Sale of Shares	(4.30)%	N/A	N/A	2.91%
Mid Corp America Fund
Before Taxes	2.07%	13.77%	N/A	8.25%
After Taxes on Distributions	0.73%	13.42%	N/A	7.99%
After Taxes on Distributions and Sale of Shares	3.09%	12.09%	N/A	7.21%
New Economy Fund
Before Taxes	6.97%	16.59%	N/A	9.66%
After Taxes on Distributions	3.76%	15.58%	N/A	8.96%
After Taxes on Distributions and Sale of Shares	8.61%	14.58%	N/A	8.44%
Real Strategies Fund
Before Taxes	N/A	N/A	N/A	4.79%
After Taxes on Distributions	N/A	N/A	N/A	4.05%
After Taxes on Distributions and Sale of Shares	N/A	N/A	N/A	3.16%
Rotating Markets Fund
Before Taxes	2.87%	13.64%	N/A	5.51%
After Taxes on Distributions	1.82%	13.31%	N/A	5.28%
After Taxes on Distributions and Sale of Shares	3.05%	11.95%	N/A	4.76%
Situs Fund
Before Taxes	4.21%	18.19%	N/A	17.78%
After Taxes on Distributions	2.43%	17.41%	N/A	17.04%
After Taxes on Distributions and Sale of Shares	4.78%	16.02%	N/A	15.68%
Fixed Income Securities Fund+
Before Taxes	0.50%	2.80%	4.07%	5.10%
After Taxes on Distributions	(0.76)%	1.66%	2.40%	3.11%
After Taxes on Distributions and Sale of Shares	0.30%	1.73%	2.44%	3.13%
Intermediate Government Income Fund++
Before Taxes	0.68%	1.94%	4.14%	4.73%
After Taxes on Distributions	(0.50)%	0.84%	2.59%	2.90%
After Taxes on Distributions and Sale of Shares	0.42%	1.01%	2.58%	2.91%
Michigan Tax-Free Fund+++
Before Taxes	(3.06)%	0.97%	2.68%	3.82%
After Taxes on Distributions	(3.06)%	0.93%	2.59%	3.76%
After Taxes on Distributions and Sale of Shares	(1.29)%	1.09%	2.68%	3.78%
Mortgage Securities Fund++++
Before Taxes	(2.37)%	3.69%	4.89%	5.17%
After Taxes on Distributions	(3.57)%	2.56%	3.24%	2.76%
After Taxes on Distributions and Sale of Shares	(1.52)%	2.51%	3.17%	2.85%
Ohio Tax-Free Fund+++++
Before Taxes	(2.53)%	1.18%	2.75%	3.60%
After Taxes on Distributions	(2.53)%	1.10%	2.68%	3.56%
After Taxes on Distributions and Sale of Shares	(0.96)%	1.29%	2.76%	3.60%

(1)           Since March 1, 2001.
(2)           Since May 1, 1991.
(3)	Since July 3, 1989.
(4)	Since April 30, 2004.
(5)	Since September 30, 2002.
(6)	Since December 2, 1991.
(7)	Since June 2, 1992.
(8)	Since May 1, 2007.
(9)
Since May 1, 2007.  Prior to May 1, 2007 (the inception date for Investment B Shares), performance for Investment B Shares is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

+ Prior to May 1, 2000 (the inception date for Investment B Shares), performance for Investment B Shares includes performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

++ Prior to May 12, 2003 (the inception date for Investment B Shares), performance for Investment B Shares includes  performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

+++ Prior to May 19, 2003 (the inception date for Investment B Shares), performance for Investment B Shares includes  performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

++++ Prior to May 13, 2003 (the inception date for Investment B Shares), performance for Investment B Shares includes  performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

+++++ Prior to May 2, 2003 (the inception date for Investment B Shares), performance for Investment B Shares includes  performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

The average annual total returns for Trust Shares of each of the following Funds for the one-year, five-year and ten-year periods and for the life of the respective Fund through December 31, 2007, were as follows:

Fund Trust Shares	Fiscal Year Ended 12/31/2007	Five Years Ended 12/31/2007	Ten Years Ended 12/31/2007	Inception through 12/31/2007
Dividend Capture Fund
Before Taxes	(6.91)%	8.83%	N/A	7.47%
After Taxes on Distributions	(8.60)%	7.10%	N/A	5.57%
After Taxes on Distributions and Sale of Shares	(3.17)%	7.16%	N/A	5.68%
Growth Fund
Before Taxes	15.93%	10.34%	3.98%	8.63%
After Taxes on Distributions	12.58%	9.01%	2.96%	7.41%
After Taxes on Distributions and Sale of Shares	14.62%	8.90%	3.25%	7.26%
Income Equity Fund
Before Taxes	1.90%	9.87%	4.74	7.94%
After Taxes on Distributions	(0.87)%	8.01%	3.08%	6.31%
After Taxes on Distributions and Sale of Shares	4.40%	8.35%	3.50%	6.27%
International Equity Fund
Before Taxes	17.06%	22.50%	N/A	9.32%
After Taxes on Distributions	15.76%	21.82%	N/A	8.87%
After Taxes on Distributions and Sale of Shares	13.00%	20.00%	N/A	8.15%
Macro 100 Fund
Before Taxes	(3.12)%	N/A	N/A	5.49%
After Taxes on Distributions	(6.52)%	N/A	N/A	4.16%
After Taxes on Distributions and Sale of Shares	(1.04)%	N/A	N/A	4.22%
Mid Corp America Fund
Before Taxes	7.79%	14.88%	N/A	9.10%
After Taxes on Distributions	6.51%	14.53%	N/A	8.84%
After Taxes on Distributions and Sale of Shares	6.73%	13.09%	N/A	7.96%
New Economy Fund
Before Taxes	12.19%	17.66%	N/A	10.49%
After Taxes on Distributions	9.12%	16.69%	N/A	9.81%
After Taxes on Distributions and Sale of Shares	11.83%	15.55%	N/A	9.19%
Real Strategies Fund
Before Taxes	N/A	N/A	N/A	10.41%
After Taxes on Distributions	N/A	N/A	N/A	9.59%
After Taxes on Distributions and Sale of Shares	N/A	N/A	N/A	6.82%
Rotating Markets Fund
Before Taxes	8.67%	14.74%	N/A	6.31%
After Taxes on Distributions	7.64%	14.39%	N/A	6.06%
After Taxes on Distributions and Sale of Shares	6.80%	12.93%	N/A	5.46%
Situs Fund
Before Taxes	9.95%	19.27%	N/A	18.76%
After Taxes on Distributions	8.24%	18.52%	N/A	18.04%
After Taxes on Distributions and Sale of Shares	8.45%	17.01%	N/A	16.58%
Fixed Income Securities Fund
Before Taxes	6.23%	3.90%	4.94%	6.26%
After Taxes on Distributions	4.69%	2.51%	3.02%	4.07%
After Taxes on Distributions and Sale of Shares	4.01%	2.52%	3.03%	4.04%
Intermediate Government Income Fund
Before Taxes	6.58%	3.07%	4.93%	5.46%
After Taxes on Distributions	5.12%	1.72%	3.18%	3.49%
After Taxes on Distributions and Sale of Shares	4.24%	1.83%	3.14%	3.46%
Michigan Tax-Free Fund
Before Taxes	2.70%	2.12%	3.45%	4.53%
After Taxes on Distributions	2.70%	2.08%	3.36%	4.48%
After Taxes on Distributions and Sale of Shares	2.72%	2.18%	3.41%	4.46%
Mortgage Securities Fund
Before Taxes	3.33%	4.83%	5.69%	5.94%
After Taxes on Distributions	1.82%	3.45%	3.85%	3.36%
After Taxes on Distributions and Sale of Shares	2.18%	3.34%	3.74%	3.41%
Ohio Tax-Free Fund
Before Taxes	3.18%	2.31%	3.52%	4.70%
After Taxes on Distributions	3.18%	2.23%	3.45%	4.66%
After Taxes on Distributions and Sale of Shares	3.02%	2.36%	3.50%	4.65%
Short/Intermediate Fixed Income Securities Fund
Before Taxes	4.79%	2.61%	4.07%	5.50%
After Taxes on Distributions	3.48%	1.54%	2.40%	3.43%
After Taxes on Distributions and Sale of Shares	3.10%	1.60%	2.44%	3.46%
(1)	Since March 1, 2001.
(2)	Since July 3, 1989.
(3)	Since April 30, 2004.
(4)	Since May 1, 2001.
(5)	Since September 30, 2002.
(6)	Performance shown includes the applicable predecessor FMB Fund, effective March 13, 1998. Performance shown since inception date of December 2, 1991.
(7)	Since June 2, 1992.
(8)	Since October 18, 1988.
(9)	Since May 1, 2007.

The tax-equivalent yield for the Investment A Shares of the Ohio Tax-Free Fund for the thirty-day period ended December 31, 2007, was 4.37% (assuming a 35.00% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for Investment A Shares of the Michigan Tax-Free Fund for the thirty-day period ended December 31, 2007, was 4.01% (assuming a 35.00% federal income tax bracket and a 4.2% Michigan income tax bracket).

The tax-equivalent yield for the Trust Shares of the Ohio Tax-Free Fund for the thirty-day period ended December 31, 2007, was 4.78% (assuming a 35.00% federal income tax bracket and a 7.5% Ohio income tax bracket).

The tax-equivalent yield for the Trust Shares of the Michigan Tax-Free Fund for the thirty-day period ended December 31, 2007, was 4.42% (assuming a 35.00% federal income tax bracket and a 4.2% Michigan income tax bracket).

TAX-EQUIVALENCY TABLES

OHIO TAX-FREE FUND and OHIO MUNICIPAL MONEY MARKET FUND

The Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund, with respect to each class of Shares offered, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in either Fund's portfolio generally remains free from federal regular income tax and is free from Ohio personal income taxes. The tables below provide tax-equivalent yields for selected tax-exempt yields. Some portion of either Fund's income may result in liability under the federal AMT and may be subject to state and local taxes.

STATE OF OHIO

TAX EQUIVALENCY TABLE

Taxable Yield Equivalent for 2008 State of Ohio
Federal Income Tax Bracket:	10.00%		15.00%		25.00%		28.00%		33.00%		35.00%
Combined Federal & State Income Tax Bracket:	13.091%		19.327%		29.945%		33.741%		39.240%		41.240%
Single Return:	$0 8,025	-	$8,026 32,550	-	$32,551 78,850	-	$78,851 164,550	-	$164,551 357,700	-	Over $357,700
Tax-Exempt Yield	Taxable Yield Equivalent
0.50%	0.58%		0.62%		0.71%		0.75%		0.82%		0.85%
1.00%	1.15%		1.24%		1.43%		1.51%		1.65%		1.70%
1.50%	1.73%		1.86%		2.14%		2.26%		2.47%		2.55%
2.00%	2.30%		2.48%		2.85%		3.02%		3.29%		3.40%
2.50%	2.88%		3.10%		3.57%		3.77%		4.11%		4.25%
3.00%	3.45%		3.72%		4.28%		4.53%		4.94%		5.11%
3.50%	4.03%		4.34%		5.00%		5.28%		5.76%		5.96%
4.00%	4.60%		4.96%		5.71%		6.04%		6.58%		6.81%
4.50%	5.18%		5.58%		6.42%		6.79%		7.41%		7.66%
5.00%	5.75%		6.20%		7.14%		7.55%		8.23%		8.51%
5.50%	6.33%		6.82%		7.85%		8.30%		9.05%		9.36%
6.00%	6.90%		7.44%		8.56%		9.06%		9.87%		10.21%
6.50%	7.48%		8.06%		9.28%		9.81%		10.70%		11.06%
7.00%	8.05%		8.68%		9.99%		10.56%		11.52%		11.91%
7.50%	8.63%		9.30%		10.71%		11.32%		12.34%		12.76%
8.00%	9.21%		9.92%		11.42%		12.07%		13.17%		13.61%
8.50%	9.78%		10.54%		12.13%		12.83%		13.99%		14.47%
9.00%	10.36%		11.16%		12.85%		13.58%		14.81%		15.32%

Note:The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.  Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

-  -

TAX EQUIVALENCY TABLE

Taxable Yield Equivalent for 2008 State of Ohio
Federal Income Tax Bracket:	10.00%		15.00%		25.00%		28.00%		33.00%		35.00%
Combined Federal & State Income Tax Bracket	13.708%		19.945%		30.741%		34.240%		39.240%		41.240%
Joint Return:	$0 16,050	-	$16,051 65,100	-	$65,101 131,450	-	$131,451 200,300	-	$200,301 357,700	-	Over $357,700
Tax-Exempt Yield	Taxable Yield Equivalent
0.50%	0.58%		0.62%		0.72%		0.76%		0.82%		0.85%
1.00%	1.16%		1.25%		1.44%		1.52%		1.65%		1.70%
1.50%	1.74%		1.87%		2.17%		2.28%		2.47%		2.55%
2.00%	2.32%		2.50%		2.89%		3.04%		3.29%		3.40%
2.50%	2.90%		3.12%		3.61%		3.80%		4.11%		4.25%
3.00%	3.48%		3.75%		4.33%		4.55%		4.94%		5.11%
3.50%	4.06%		4.37%		5.05%		5.32%		5.76%		5.96%
4.00%	4.64%		5.00%		5.78%		6.08%		6.58%		6.81%
4.50%	5.21%		5.62%		6.50%		6.84%		7.41%		7.66%
5.00%	5.79%		6.25%		7.22%		7.60%		8.23%		8.51%
5.50%	6.37%		6.87%		7.94%		8.36%		9.05%		9.36%
6.00%	6.95%		7.49%		8.66%		9.12%		9.87%		10.21%
6.50%	7.53%		8.12%		9.39%		9.88%		10.70%		11.06%
7.00%	8.11%		8.74%		10.11%		10.64%		11.52%		11.91%
7.50%	8.69%		9.37%		10.83%		11.41%		12.34%		12.76%
8.00%	9.27%		9.99%		11.55%		12.17%		13.17%		13.61%
8.50%	9.85%		10.62%		12.27%		12.93%		13.99%		14.47%
9.00%	10.43%		11.24%		12.99		13.69%		14.81%		15.32%

Note:The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.  Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The charts above are for illustrative purposes only. They are not indicators of past or future performance.

*The income brackets applicable to the state of Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income (AGI) with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal AGI in computing Federal taxable income. No other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the AMT. Where applicable, investors should consider the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals.

MICHIGAN TAX-FREE FUND

The Michigan Tax-Free Fund, with respect to each class of Shares offered, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in this Fund's portfolio generally remains free from federal regular income tax and is free from Michigan personal income taxes. Some portion of this Fund's income may result in liability under the federal AMT and may be subject to state and local taxes. The table below provides tax-equivalent yields for selected tax-exempt yields.

-  -

STATE OF MICHIGAN

TAX EQUIVALENCY TABLE

Taxable Yield Equivalent for 2008 State of Michigan
Tax Bracket:
Federal	10.00%		15.00%		25.00%		28.00%		33.00%		35.00%
Combined Federal & State	14.35%		19.35%		29.35%		32.35%		37.35%		39.35%
Joint Return:	$0 16,050	-	$16,051 65,100	-	$65,101 131,450	-	$131,451 200,300	-	$200,301 357,700	-	Over $357,700
Single Return:	$0 8,025	-	$8,026 32,550	-	$32,551 78,8500	-	$78,851 164,550	-	$164,551 357,700	-	Over $357,700
Tax-Exempt Yield	Taxable Yield Equivalent
0.50%	0.58%		0.62%		0.71%		0.74%		0.80%		0.82%
1.00%	1.17%		1.24%		1.42%		1.48%		1.60%		1.65%
1.50%	1.75%		1.86%		2.12%		2.22%		2.39%		2.47%
2.00%	2.34%		2.48%		2.83%		2.96%		3.19%		3.30%
2.50%	2.92%		3.10%		3.54%		3.70%		3.99%		4.12%
3.00%	3.50%		3.72%		4.25%		4.43%		4.79%		4.95%
3.50%	4.09%		4.34%		4.95%		5.17%		5.59%		5.77%
4.00%	4.67%		4.96%		5.66%		5.91%		6.38%		6.60%
4.50%	5.25%		5.58%		6.37%		6.65%		7.18%		7.42%
5.00%	5.84%		6.20%		7.08%		7.39%		7.98%		8.24%
5.50%	6.42%		6.82%		7.78%		8.13%		8.78%		9.07%
6.00%	7.01%		7.44%		8.49%		8.87%		9.58%		9.89%
6.50%	7.59%		8.06%		9.20%		9.61%		10.38%		10.72%
7.00%	8.17%		8.68%		9.91%		10.35%		11.17%		11.54%
7.50%	8.76%		9.30%		10.62%		11.09%		11.97%		12.37%
8.00%	9.34%		9.92%		11.32%		11.83%		12.77%		13.19%
8.50%	9.92%		10.54%		12.03%		12.56%		13.57%		14.01%
9.00%	10.51%		11.16%		12.74%		13.30%		14.37%		14.84%
Note:The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2007, and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2007, which has been previously sent to shareholders of each Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the SEC. A copy of the Annual Report to Shareholders may be obtained without charge by contacting the Trust. The information for year ended December 31, 2003 was audited by another independent registered public accounting firm.

INVESTMENT RATINGS

The NRSROs that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's, S&P, Fitch, and A.M. Best. Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

MOODY’S LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

S&P LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

FITCH LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

MOODY’S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P SHORT-TERM MUNICIPAL OBLIGATION RATINGS
An S&P note rating reflects the liquidity concerns and market access risks unique to notes.
SP-1-- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.
SP-2--Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH SHORT-TERM DEBT RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F-3--Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

MOODY’S SHORT-TERM MUNICIPAL OBLIGATION RATINGS
Moody’s short-term ratings are designated Moody’s Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

APPENDIX
The following is a list of persons other than the Advisor, affiliates of the Advisor, and the Sub-Advisor that may receive nonpublic portfolio holdings information concerning the Funds:

Custodian
State Street Bank and Trust Company

Securities Lending Agent
PFPC

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Reed Smith LLP

Sullivan & Worcester LLP

Service Providers
Lehman Brothers
Thomson ONE
Abel/Noser Corp.
Citi Fund Services Ohio, Inc.
Citigroup Global Markets Inc.
Edgewood Services, Inc.
Federated Services Company
KeyBanc Capital Markets (McDonald Inc.)
Mesirow Financial Inc.
RBC Dain Rauscher Inc.
Unified Fund Services, Inc.

Security Pricing Services
Interactive Data Corporation
Bloomberg

Proxy Voting Services
Institutional Shareholder Services
Automatic Data Processing (ADP)

Ratings Agencies
Duff & Phelps
Fitch Ratings
Moody’s
S&P
Thomson BankWatch, Inc.

Performance Reporting/Publications
Bloomberg
Lipper
McGraw-Hill
Morningstar
S&P
Thomson Financial
Vickers

ADDRESSES
The Huntington Funds 5800 Corporate Drive Pittsburgh, PA 15237-7010	Custodian for Huntington International Equity Fund State Street Bank and Trust Company Two Heritage Drive Quincy, MA 02171
Distributor Edgewood Services, Inc. 5800 Corporate Drive Pittsburgh, PA 15237-7000	Sub-Custodian for Huntington Situs Small Cap Fund, Huntington Real Strategies Fund and Huntington Technical Opportunities Fund The Bank of New York 100 Church Street, 10th Floor New York, NY 10286
Investment Advisor Huntington Asset Advisors, Inc. 41 South High Street Columbus, OH 43287	Transfer Agent and Dividend Disbursing Agent Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, IN 46206-6110
Custodian, Administrator and Fund Accountant The Huntington National Bank 41 South High Street Columbus, OH 43287	Independent Registered Public Accounting Firm Ernst & Young LLP 1100 Huntington Center 41 South High Street Columbus, OH 43215
Sub-Administrator Federated Services Company 1001 Liberty Avenue Pittsburgh, PA 15222-3779	Sub-Fund Accountant Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219

Cusip 446327108                                                                Cusip 446327546
Cusip 446327686	Cusip 446327595
Cusip 446327207	Cusip 446327587
Cusip 446327496	Cusip 446327579
Cusip 446327306	Cusip 446327488
Cusip 446327405	Cusip 446327470
Cusip 446327504	Cusip 446327462
Cusip 446327603	Cusip 446327843
Cusip 446327702	Cusip 446327439
Cusip 446327801	Cusip 446327835
Cusip 446327884	Cusip 446327827
Cusip 446327678	Cusip 446327421
Cusip 446327876	Cusip 446327819
Cusip 446327868	Cusip 446327793
Cusip 446327710	Cusip 446327447
Cusip 446327850	Cusip 446327785
Cusip 446327520	Cusip 446327777
Cusip 446327538	Cusip 446327694
Cusip 446327660	Cusip 446327769
Cusip 446327652	Cusip 446327736
Cusip 446327637	Cusip 446327454
Cusip 446327629	Cusip 446327728
Cusip 446327611	Cusip 446327413
Cusip 446327561                                                                Cusip 446327744
Cusip 446327553                                                                Cusip 446327322
Cusip 446327330                                                                Cusip 446327314
Cusip 446327645                                                                Cusip 446327272
Cusip 446327264                                                                Cusip 446327280
Cusip 446327298                                                                Cusip 446327199
Cusip 446327181                                                                Cusip 446327173
PART C.	OTHER INFORMATION.

Item 23.	Exhibits

(a)	(i)	Conformed copy of Agreement and Declaration of Trust of the Registrant, dated April 27, 2006; (9)
	(ii)	Conformed copy of Amendment No. 1 to Agreement and Declaration of Trust of the Registrant, dated April 27, 2006; (9)
(b)	(i)	Copy of By-Laws of the Registrant, dated April 27, 2006; (9)
(c)		Conformed copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant, dated April 18, 2006, including Certificate of Amendment dated May 17, 2006; (9)
(d)	(i)
Conformed copy of Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Dividend Capture Fund, International Equity Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund, Macro 100 Fund and Situs Small Cap Fund; (9)

(ii)
Conformed copy of Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Dividend Capture Fund, International Equity Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund, Macro 100 Fund and Situs Small Cap Fund ; (9)

(iii)
Conformed copy of Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Fixed Income Securities Fund, Short/Intermediate Fixed Income Securities Fund, Money Market Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Florida Tax-Free Fund and Intermediate Government Income Fund; (9)

(iv)
Conformed Copy of Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Fixed Income Securities Fund, Short/Intermediate Fixed Income Securities Fund, Money Market Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Florida Tax-Free Fund and Intermediate Government Income Fund; (9)

(v)
Conformed copy of Investment Advisory Agreement dated September 11, 2007, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund; (9)

(vi)
Conformed copy of Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund; (9)

(vii)
Conformed copy of Letter Agreement dated June 23, 2006, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund; (10)

(viii)
Conformed copy of Letter Agreement dated February 27, 2007, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund; (+)

(ix)
Conformed copy of Letter Agreement dated February 27, 2007, to the Investment Advisory Agreement dated August 31, 2007, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund; (+)

(x)
Conformed copy of Letter Agreement dated January 24, 2008, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund; (+)

	(xi)	Conformed copy of Subadvisory Agreement dated June 23, 2006, between the Registrant, Huntington Asset Advisors, Inc. and Laffer Investments, Inc.; (9)
	(xii)	Conformed copy of Amended and Restated Exhibit 1 to Schedule A to the Investment Advisory Agreement between Registrant and Huntington Asset Advisors, Inc. (11)
(e)	(i)	Conformed copy of Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (9)
	(ii)	Conformed copy of Amendment to the Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (9)
	(iii)	Conformed copy of Exhibit A to the Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (9)
	(iv)	Conformed copy of Amended and Restated Amendment #1 to Exhibit A to the Distributors Contract between Registrant and Edgewood Services, Inc.; (11)
	(v)	Conformed copy of Exhibit B to the Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (9)
	(vi)	Conformed copy of Amendment #1 to Exhibit B dated April 30, 2007 to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (11)
	(vii)	Conformed copy of Exhibit C to the Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (9)
	(viii)	Conformed copy of Amendment #1 to Exhibit C dated April 30, 2007 to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (11)
	(iv)	Conformed copy of Exhibit D to the Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (9)
	(x)	Conformed copy of Amended and Restated Exhibit E dated August 31, 2007 to the Distributor's Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.; (12)
(f)		Not applicable;
(g)	(i)	Conformed copy of Custodian Agreement, dated June 23, 2006, between the Registrant and The Huntington National Bank; (9)
	(ii)	Conformed copy of Schedule A to Custodian Agreement, dated June 23, 2006, between the Registrant and The Huntington National Bank; (9)
(iii)
Conformed copy of Schedule B dated September 11, 2007 as Amended and Restated on August 31, 2007, to Custodian Agreement, dated June 23, 2006, between the Registrant and The Huntington National Bank; (12)

	(iv)	Conformed copy of Amendment to Custodian Agreement, dated June 23, 2006, between the Registrant and The Huntington National Bank; (9)
	(v)	Conformed copy of Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (9)
	(vi)	Form of Exhibit A, Amended and Restated as of August 31, 2007, to Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (12)
	(vii)	Copy of Schedule I to Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (9)
	(viii)	Conformed copy of Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (9)
	(ix)	Conformed copy of Schedule I to Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (12)
	(x)	Form of Schedule II, Amended and Restated as of August 31, 2007, to Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (12)
	(xi)	Copy of Schedule III to Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (9)
	(xii)	Conformed copy of Appendix I to Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006; (9)
	(xiii)	Conformed copy of Sub-Custody Agreement between the Registrant, The Huntington National Bank and PFPC Trust Company dated June 23, 2006; (10)
	(xiv)	Conformed copy of Custodian Agreement dated June 26, 2006 between Registrant and State Street Bank and Trust Company including Schedules A, B and C and the Remote Access Services Addendum; (11)
(h)	(i)	Conformed copy of Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.; (9)
	(ii)	Copy of Exhibit A to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.; (9)
	(iii)	Copy of Exhibit B to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.; (9)
	(iv)	Copy of Exhibit C to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.; (9)
	(v)	Copy of Exhibit D to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.; (9)
	(vi)	Conformed copy of Administrative Services Agreement dated June 23, 2006, between the Registrant and Huntington National Bank; (12)
(vii)
Conformed copy of Investment Company Exhibit, Amended and Restated as of August 31, 2007, to Administrative Services Agreement dated June 23, 2006, between the Registrant and Huntington National Bank;(12)

	(viii)	Conformed copy of Administrative Services Fee Exhibit to Administrative Services Agreement dated June 23, 2006, between the Registrant and Huntington National Bank; (12)
	(ix)	Conformed copy of First Amendment, dated June 29, 2007, to Administrative Services Agreement dated June 23, 2006, between the Registrant and Huntington National Bank; (12)
	(x)	Conformed copy of Administrative Services Agreement (Shareholder Services) between the Registrant and Huntington National Bank, dated June 23, 2006; (9)
	(xi)	Conformed copy of Exhibit A to Administrative Services Agreement (Shareholder Services) between the Registrant and Huntington National Bank, dated June 23, 2006; (9)
	(xii)	Conformed copy of Agreement for Sub-Administrative Services, dated June 23, 2006, among Registrant, The Huntington National Bank and Federated Services Company; (9)
(xiii)
Conformed copy of Investment Company Exhibit, Amended and Restated as of August 31, 2007, dated September 11, 1007, to Agreement for Sub-Administrative Services, dated June 23, 2006, among Registrant, The Huntington National Bank and Federated Services Company; (12)

(xiv)
Conformed copy of Sub-Administrative Services Fee Exhibit to Agreement for Sub-Administrative Services, dated June 23, 2006, among Registrant, The Huntington National Bank and Federated Services Company; (9)

(xv)
Conformed copy of First Amendment, dated June 29, 2007, to Sub-Administrative Services Fee Exhibit to Agreement for Sub-Administrative Services, dated June 23, 2006, among Registrant, The Huntington National Bank and Federated Services Company; (12)

	(xvi)	Conformed copy of Financial Administration and Accounting Services Agreement between the Registrant and Huntington National Bank dated December 1, 2001; (9)
(xvii)
Conformed copy of Exhibit A, Amended and Restated as of August 31, 2007, dated September 11, 2007, to the Financial Administration and Accounting Services Agreement between the Registrant and Huntington National Bank dated December 1, 2001; (12)

	(xviii)	Conformed copy of Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc.; (10)
	(xix)	Conformed copy of Amendment #1 to Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc.; (10)
	(xx)	Conformed copy of Amendment #2 to Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc.; (10)
	(xxi)	Conformed copy of Amendment #3 to Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc.; (10)
	(xxii)	Conformed copy of Fund Participation Agreement among the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company, dated June 23, 2006; (10)
(xxiii)
Conformed copy of Schedule A dated June 23, 2006 to the Fund Participation Agreement among the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company, dated June 23, 2006; (12)

(xxiv)
Form of Amended and Restated Amendment #1 to Schedule B dated June 23, 2006 and revised August 31, 2007, to the Fund Participation Agreement among the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company, dated June 23, 2006; (12)

	(xxv)	Copy of Schedule C to the Fund Participation Agreement among the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company, dated June 23, 2006; (12)
(xxvi)
Form of Fund Participation Agreement among Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company; the Registrant; Huntington Asset Advisors, Inc.; and Edgewood Services, Inc., dated June 23, 2006, including Exhibits A through E; (10)

	(xxvii)	Conformed copy of Fund Participation Agreement among the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc., and Transamerica Life Insurance Company, dated June 23, 2006; (10)
(xxviii)
Conformed copy of Fund Participation Agreement among the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc. and Sun Life Insurance Company of Canada (U.S.) dated January 1, 2008; (12)

	(xxix)	Conformed copy of Registrant’s Shareholder Services Plan dated February 13, 2007;(11)
	(xxx)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006; (11)
	(xxxi)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006; (11)
	(xxxii)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006; (11)
	(xxxiii)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006; (11)
	(xxxiv)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006; (11)
	(xxxv)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated December 1, 2006; (11)
	(xxxvi)	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006; (11)
(i)		Conformed copy of Opinion of Counsel as to legality of shares being offered; (7)
(j)	(i)	Conformed copy of Consent of Independent Registered Public Accounting Firm; (+)
	(ii)	Conformed copy of Consent of Counsel; (7)
(k)		Not applicable;
(l)		Conformed copy of Initial Capital Understanding; (1)
(m)	(i)	Copy of the Distribution Plan of the Registrant, dated June 23 2006; (9)
	(ii)	Copy of Exhibit A to Distribution Plan of the Registrant, dated June 23, 2006; (9)
	(iii)	Copy of Amended and Restated Exhibit 1 to Exhibit A to Registrant’s Distribution Plan; (11)
(n)	(i)	Conformed copy of Multiple Class Plan, dated June 23, 2006; (9)
	(ii)	Conformed copy of Exhibit to Multiple Class Plan, dated June 23, 2006 (9)
	(iii)	Conformed copy of Amended and restated Exhibit 1 to Registrant’s Multiple Class Plan; (11)
(o)	(i)	Conformed copy of Power of Attorney of Charles Davis, Daniel Benhase, John Shary, Thomas Westerfield, David Schoedinger and William R. Wise; (9)
	(ii)	Conformed copy of Power of Attorney of Chief Executive Officer and Vice President of the Registrant; (9)
	(iii)	Conformed copy of Power of Attorney of President of the Registrant; (9)
	(iv)	Conformed copy of Power of Attorney of the Treasurer of the Registrant; (9)
	(v)	Conformed copy of Power of Attorney of Trustee of the Registrant; (11)
	(vi)	Conformed copy of Power of Attorney of Trustee of the Registrant; (11)
	(vii)	Conformed copy of Power of Attorney of Trustee of the Registrant; (11)
(p)	(i)	Copy of Code of Ethics of Edgewood Services, Inc.; (12)
	(ii)	Copy of Code of Ethics of The Huntington Funds, dated May 4, 2006; (9)
	(iii)	Copy of Code of Ethics for Federated Investors, Inc., dated January 1, 2005, revised January 26, 2005; (9)
	(iv)	Copy of Code of Ethics for Laffer Investments, Inc. amended May 4, 2006; (11)
	(v)	Copy of Code of Ethics of Huntington Asset Advisors, Inc. dated November 9, 2006; (11)

_________________________________________________________________
+	All exhibits have been filed electronically.

(1)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 20 on Form N-1A filed April 26, 1996 (File Nos. 33-11905 and 811-5010).
(2)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 38 on Form N-1A filed February 21, 2002 (File Nos. 33-11905 and 811-5010).
(3)	Response is incorporated by reference to Registrant's Amendment No. 1 on Form N-14 filed February 3, 1998 (File Nos. 33-11905 and 811-5010).
(4)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 43 on Form N-1A filed February 2, 2004 (File Nos. 33-11905 and 811-5010).
(5)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 on Form N-1A filed February 23, 2004 (File Nos. 33-11905 and 811-5010).
(6)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed April 29, 2004 (File Nos. 33-11905 and 811-5010).
(7)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 47 on Form N-1A filed April 29, 2005 (File Nos. 33-11905 and 811-5010).
(8)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 47 on Form N-1A filed April 28, 2006 (File Nos. 33-11905 and 811-5010)
(9)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 50 on Form N-1A filed August 24, 2006 (File Nos. 33-11905 and 811-5010)
(10)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 51 on Form N-1A filed February 8, 2007 (File Nos. 33-11905 and 811-5010)
(11)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 52 on Form N-1A filed April 30, 2007 (File Nos. 33-11905 and 811-5010)
(12)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 56 on Form N-1A filed April 14, 2008 (File Nos. 33-11905 and 811-5010)

Item 24.	Persons Controlled by or Under Common Control with the Registrant:

None

Item 25.	Indemnification:

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII, Section 4 of Registrant's Agreement and Declaration of Trust and Section 2 of the Trustees’ Indemnification Agreements. The Investment Advisory Contracts provide that, in the absence of willful misfeasance, bad faith or gross negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Contracts. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Contracts.  Indemnification of Registrant’s distributor, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Distributor’s Contract, incorporated herein by reference as Exhibit (e)(i), Section 8 of the Custodian Contract, incorporated herein by reference as Exhibit (g)(i) and Section 8 of the Transfer Agency Agreement incorporated herein by reference as Exhibit (h)(i). Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330.  Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.  The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions:  (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 26.	Business and Other Connections of the Investment Adviser:

Huntington Asset Advisors, Inc., (“Huntington”) serves as the investment adviser to the Registrant.  Huntington is a wholly owned subsidiary of Huntington Bancshares Incorporated (“HBI”).  Huntington conducts a variety of trust activities.  To the knowledge of the Registrant, none of the directors or executive officers of Huntington, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and executive officers also hold various positions with and engage business for HBI.

NAME	POSITION WITH HUNTINGTON ASSET ADVISORS, INC.

B. Randolph Bateman	President and Chief Investment Officer

Douglas Brooks	Senior Vice President

Kirk Mentzer	Senior Vice President

Christopher M. Rowane	Senior Vice President

Paul Koscik	Vice President

Christopher G. Cwiklinski	Vice President

Patrick J. Fraker	Vice President

Craig J. Hardy	Vice President

Madelynn Matlock	Vice President

Dr. Bernard Shinkel	Vice President

William G. Doughty	Vice President

Gustave Seasongood	Vice President

Kathy Stylarek	Vice President

Martina Cheung	Vice President

Ronald J. Corn	Secretary and Chief Compliance Officer

David Castor	Treasurer and Chief Financial Officer

Item 27.	Principal Underwriters:

(a)
Edgewood Services, Inc. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: BBH Fund, Inc., BBH Trust, The Huntington Funds, MTB Group of Funds and WesMark Funds.

(b)

(1) Name and Principal Business Address	(2) Positions and Offices With Distributor	(3) Positions and Offices With Registrant

Charles L. Davis, Jr. 5800 Corporate Drive Pittsburgh, PA 15237-7002	President, Edgewood Services, Inc.	--

Thomas R. Donahue 5800 Corporate Drive Pittsburgh, PA 15237-7002	Director and Executive Vice President, Edgewood Services, Inc.	--

Peter J. Germain 5800 Corporate Drive Pittsburgh, PA 15237-7002	Director, Edgewood Services, Inc.	--

Thomas E. Territ 5800 Corporate Drive Pittsburgh, PA 15237-7002	Director, Edgewood Services, Inc.

Denis McAuley III 5800 Corporate Drive Pittsburgh, PA 15237-7002	Director and Treasurer Edgewood Services, Inc.	--

C. Todd Gibson 5800 Corporate Drive Pittsburgh, PA 15237-7002	Secretary, Edgewood Services, Inc.	--

Edward C. Bartly 5800 Corporate Drive Pittsburgh, PA 15237-7002	Assistant Secretary Edgewood Services, Inc.

Lori A. Hensler 5800 Corporate Drive Pittsburgh, PA 15237-7002	Assistant Treasurer, Edgewood Services, Inc.

Richard A. Novak 5800 Corporate Drive Pittsburgh, PA 15237-7002	Assistant Treasurer, Edgewood Services, Inc.

(c)           Not applicable

Item 28.	Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	41 South High Street Columbus, OH 43287

(Notices should be sent to the Agent for Service at the address above)

Edgewood Services, Inc. ("Distributor”)	5800 Corporate Drive Pittsburgh, PA 15237-7002

Huntington Asset Advisors, Inc. ("Advisor")	41 South High Street Columbus, OH 43287

The Huntington National Bank ("Custodian” and “Administrator”)	41 South High Street Columbus, OH 43287

Federated Services Company ("Sub-Administrator")	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
e
Unified Fund Services, Inc. (“Transfer Agent and Dividend Disbursing Agent”)	P.O. Box 6110 Indianapolis, IN 46206-6110

Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) (“Sub-Fund Accountant”)	3435 Stelzer Road Suite 1000 Columbus, OH 43219

Item 29.	Management Services: Not applicable.

Item 30.	Undertakings: Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, THE HUNTINGTON FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 29th day of April, 2008.

THE HUNTINGTON FUNDS

BY: /s/ Rana J. Wright
Rana J. Wright, Assistant Secretary
April 29, 2008

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE

By: /s/ Rana J. Wright Rana J. Wright ASSISTANT SECRETARY	Attorney In Fact For the Persons Listed Below	April 29, 2008

NAME	TITLE

B. Randolph Bateman*	President (Principal Executive Officer)

Charles L. Davis, Jr.*	Chief Executive Officer

Christopher E. Sabato*	Treasurer (Principal Financial Officer)

George Polatas*	Vice President

David S. Schoedinger*	Trustee

Thomas J. Westerfield*	Trustee

Tadd C. Seitz*	Trustee

Mark D. Shary*	Trustee

William H. Zimmer*	Trustee

* By Power of Attorney